UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Advantage Emerging Markets Fund

BlackRock Global Long/Short Equity Fund

iShares Edge MSCI Min Vol EAFE Index Fund

iShares Edge MSCI Min Vol USA Index Fund

iShares Edge MSCI Multifactor Intl Index Fund

iShares Edge MSCI Multifactor USA Index Fund

iShares Russell Mid-Cap Index Fund

iShares Russell Small/Mid-Cap Index Fund

iShares Total U.S. Stock Market Index Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2019

Date of reporting period: 07/31/2019

Item 1 – Report to Stockholders

JULY 31, 2019

ANNUAL REPORT

BlackRock FundsSM

➢	BlackRock Advantage Emerging Markets Fund
➢	BlackRock Global Long/Short Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended July 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.32%	7.99%
U.S. small cap equities (Russell 2000® Index)	5.76	(4.42)
International equities (MSCI Europe, Australasia, Far East Index)	5.64	(2.60)
Emerging market equities (MSCI Emerging Markets Index)	0.44	(2.18)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.23	2.34
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	6.68	11.16
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.23	8.08
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.98	6.93
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.78	6.91
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2019	BlackRock Advantage Emerging Markets Fund

Investment Objective

BlackRock Advantage Emerging Markets Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

During the 12-month period ending July 31, 2019, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

Fund performance was challenged over the period by a number of geopolitical events, including elections in Latin America, various currency selloffs, and escalating trade tensions between the United States and China. In this vein, positioning in Brazil struggled during the presidential election early in the period. The Fund’s underweight to Brazil detracted as investors ultimately viewed the new administration as being relatively business friendly. Elsewhere, an overweight position to Turkey, primarily through exposure to the country’s financial sector, struggled in August as the lira came under intense pressure amid central bank concerns. Unsurprisingly, Turkish bank stocks held by the Fund were most impacted given their sensitivity to the country’s currency. Finally, a regional stock selection model for local China A securities, stocks that are domiciled in mainland China and represent the local economy, also declined as trade concerns strongly influenced sentiment in the country. Specifically, relative valuation and trend-based measures for stock selection across China A stocks struggled as investors weighed the impact of trade dynamics on business and economic health. The shifting rhetoric around tariffs adversely affected insights that sought to capture trends or identify contrarian positions in China. Encouragingly, quality measures within the regional model performed well, helping to offset the weakness to a degree.

Conversely, positive contributions came from a number of macro thematic signals across both style timing and country selection. Specifically, a proprietary machine learned insight that creates bespoke stock allocations across generic factors led performance after taking a more defensive posture during the period. The signal benefited performance by helping to motivate underweight positions in South Korea, China and Thailand. Similarly, country-timing models were additive based on a persistently negative view toward Asian countries, highlighted by a sizable underweight to South Korea driven by technology stocks. The combination of these insights was rewarded as Asia felt the sharpest impact from trade dynamics between the United States and China. Elsewhere, a sentiment signal that applies machine learning to corporate events to gauge expected market response delivered positive results. The signal performed well with respect to financials across Europe, most notably in Hungary and Russia. Further, within the sentiment composite, a proprietary text analysis across sell-side analysts provided gains by capturing the evolving landscape. Fundamental quality insights were also broadly additive given the uncertainty in emerging markets, with positive results generated across both non-traditional and traditional measures. A machine learned signal that looks to identify executive mentions of key corporate events performed well alongside a signal that rewards securities with a lower volatility profile. Finally, sustainability measures, such as greenhouse gas emissions and board diversity, performed well.

The Fund was fully invested throughout the period. The investment adviser kept a higher average cash balance over the period, which was hedged by MSCI Emerging Markets Index futures to manage client flows. The Fund’s cash exposure had no material impact on Fund performance.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. At a more granular level, a number of new signals were added within the stock selection model. These included an insight that expands upon earlier research for machine learned signal combinations by using our full library of researched insights to create bespoke portfolios of individual securities. Notably, given the inclusion of China A share securities into the broader MSCI Emerging Market Index, the Fund incorporated a new regional stock selection model that specifically evaluates locally domiciled Chinese stocks.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period overweight to Turkey and Taiwan, with a focus on financial and technology stocks, respectively. The preference for Turkey was motivated by the potential for policy reform as well as attractive valuations while the overweight to Taiwan was driven by positive fundamentals. The Fund had a slight overweight position in China on expectations of policy accommodation and reform, expressed through financial stocks in the local China A market and funded by underweights to financials in Qatar and Chile. The Fund maintained an underweight position in South Korea, predominantly in technology stocks, motivated by less attractive policy dynamics compared to other countries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock Advantage Emerging Markets Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Emerging Markets Long/Short Equity Fund.

(d)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.25)%	(3.21)%	N/A	0.06%	N/A	0.60%	N/A
Investor A	(1.37)	(3.45)	(8.52)%	(0.20)	(1.27)%	0.36	(0.33)%
Investor C	(1.75)	(4.22)	(5.18)	(0.94)	(0.94)	(0.40)	(0.40)
Class K	(1.16)	(3.12)	N/A	0.08	N/A	0.61	N/A
MSCI Emerging Markets Index	0.44	(2.18)	N/A	1.84	N/A	4.89	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Emerging Markets Long/Short Equity Fund.

(c)	The Fund commenced operations on October 6, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$987.50	$4.39	$1,000.00	$1,020.38	$4.46	0.89%
Investor A	1,000.00	986.30	5.66	1,000.00	1,019.09	5.76	1.15
Investor C	1,000.00	982.50	9.34	1,000.00	1,015.37	9.49	1.90
Class K	1,000.00	988.40	4.09	1,000.00	1,020.68	4.16	0.83

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of July 31, 2019	BlackRock Global Long/Short Equity Fund

Investment Objective

BlackRock Global Long/Short Equity Fund’s (the “Fund”) investment objective is to seek total return over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund outperformed its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The period was highly volatile as investors weighed earnings strength against a weakening economic backdrop and global trade risks. The Fund demonstrated strong defensive properties delivering positive returns during the broad selloffs of December 2018 and May 2019. Unsurprisingly, the majority of positive contributions to the Fund’s performance for the 12 months were driven by the short side of the portfolio.

Overall, the Fund was able to successfully navigate the evolving landscape with outperformance driven by strong gains within the sentiment composite of the stock selection model. Positive contributions were led by trend-based sentiment measures, as differentiated performance across proprietary signals enabled the Fund to avoid some of the broader stresses experienced by generic quantitative measures. The Fund’s proprietary text-based insights capturing sentiment across both company management and the analyst community broadly added to performance by positioning the portfolio to benefit from ongoing market themes. Additionally, a text insight that identifies trends in long-term company fundamentals from executive comments delivered strong returns for most of the period. Further, capturing informed investor positioning added modestly to results.

Macro thematic insights were strong contributors with both industry and style timing models well positioned to capture the prevailing “slow-flation” market conditions. Most notable was the continued strong outperformance of growth over value as investors sought to benefit from the combination of expected monetary easing alongside stable, albeit slower, economic growth. This successfully played out in the Fund within our industry model through long positions in technology against shorts in energy and metals, partially motivated by capturing hiring trends as well as business-to-business invoices. Collectively, these insights help identify expected growth within industries. Finally, the market timing model was slightly additive for the 12-month period, albeit while delivering mixed performance along the way. The model delivered strong gains in December having motivated a net short position which was rewarded as the market sold off. However, these gains were partially offset as the model dictated a cautious stance as the market rebounded to touch new highs despite volatility.

Fundamental stock selection insights delivered more mixed results during the period. Fundamental value measures broadly struggled with contrarian views increasingly unrewarded as the market retained its pro-growth preference. This was particularly notable toward period-end, as expectations for global monetary easing motivated an investor preference for secular growth parts of the market. Helping to offset the weakness, investor flows-based contrarian measures provided positive results. After providing strong ballast during the fourth quarter of 2018, quality-based measures have struggled in 2019 and ended the period broadly flat in terms of performance contribution. The performance within this signal composite was highly bifurcated as less traditional quality measures were additive, offsetting the broader weakness. Specifically, capturing measures of quality related to sustainability, or so-called “ESG” (environmental, social and governance) criteria, were highly additive during market volatility. These insights, including employee sentiment and greenhouse gas emissions, provided much needed defense during periods of volatility. These contributions, however, were offset by weaker performance from traditional quality insights such as balance sheet and efficiency measures, which surprisingly failed to cushion against volatility. Finally, country selection within the macro thematic composite struggled having taken a more contrarian posture. In particular, a persistent pro-Europe position against a U.S. short weighed on returns.

The Fund was fully invested throughout the period. The Fund’s cash exposure had no material impact on performance, as cash was principally held in conjunction with the Fund taking long and short positions via the use of derivatives.

Describe recent portfolio activity.

Over the course of the period, the Fund maintained a balanced allocation of risk across all major return drivers. At a more granular level a number of new signals were added within the stock selection group of insights. These included an insight that expands upon earlier research for machine learned signal combinations. The new signal uses the full library of the investment adviser’s researched insights and through machine learning, creates bespoke portfolios of those insights at a security level. In addition, fundamental stock selection insights that seek to identify sustainability measures across companies were incorporated. These included capturing green-house gas emissions as a business cost and an insight that identifies diversity in corporate management.

Describe portfolio positioning at period end.

Overall, the Fund had a cautious stance while remaining positioned to benefit from a continued “slow-flation” environment. Market-timing models had moved from negative to an essentially neutral stance, driven by a positive view on relative valuations, as equities appeared increasingly attractive given lower bond yields. Style views, reflecting the combination of stock selection and macro insights, maintained a preference for growth over value. However, this stance is being closely monitored given the extreme performance differential seen between the two styles and momentum timing indicators which have turned negative for the first time since 2017. In this vein, the Fund’s long technology position was moderated. Country views continued to reflect more of a contrarian posture with a long position across the Euro area at the expense of shorts in the United States and United Kingdom. Helping to balance the pro-European risk stance, the Fund had a short position in Italy based on weak economic trends. Across the industry dimension, models continued to favor a barbelled stance with exposure to secular growth combined with stable sources of yield. This was expressed through long positions in software, internet and media for growth and food producers for yield. There remained a short exposure across more traditional cyclicals such as capital goods, metals, energy and consumer discretionary stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock Global Long/Short Equity Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(c)

Under normal conditions, the Fund invests at least 80% of its total assets in equity instruments and related derivative instruments issued by, or tied economically to, companies located in developed markets.

(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns (a)
		1 Year		5 Years		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.36%	5.09%	N/A	2.35%	N/A	4.30%	N/A
Investor A	1.22	4.79	(0.71)%	2.07	0.97%	4.02	3.17%
Investor C	0.84	4.02	3.02	1.31	1.31	3.25	3.25
Class K	1.36	5.11	N/A	2.39	N/A	4.32	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index	1.23	2.34	N/A	0.91	N/A	0.70	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on December 20, 2012.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,013.60	$8.04	$1,000.00	$1,016.81	$8.05	1.61%
Investor A	1,000.00	1,012.20	9.28	1,000.00	1,015.57	9.30	1.86
Investor C	1,000.00	1,008.40	13.00	1,000.00	1,011.85	13.02	2.61
Class K	1,000.00	1,013.60	7.79	1,000.00	1,017.06	7.80	1.56

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance of BlackRock Global Long/Short Equity Fund shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. Class K Share performance of BlackRock Advantage Emerging Markets Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2019 and held through July 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Portfolio Information  as of July 31, 2019

BlackRock Advantage Emerging Markets Fund

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
China	29%
Taiwan	12
South Korea	9
India	8
Brazil	7
Russia	4
South Africa	4
Thailand	3
Malaysia	2
Mexico	2
Turkey	2
Poland	2
Indonesia	1
United Kingdom	1
United States	1
Hungary	1
Saudi Arabia	1
Philippines	1
Hong Kong	1
Columbia	1
Other(a)	—
Short-Term Securities	5
Other Assets Less Liabilities	3

(a)	Other includes less than 1% of investments in each of the following countries: Argentina, Czech Republic, Greece, Peru, Switzerland and United Arab Emirates.

BlackRock Global Long/Short Equity Fund

GEOGRAPHIC ALLOCATION

	Percent of Total Investments (b)
Country	Long		Short		Total
United States	27%		26%		53%
Japan	9		8		17
United Kingdom	2		4		6
Switzerland	1		2		3
Australia	2		1		3
Canada	1		1		2
France	2		—	(c)	2
Germany	1		1		2
Italy	—	(c)	1		1
Sweden	1		1		2
Ireland	1		—	(c)	1
Singapore	—	(c)	1		1
Luxembourg	—		1		1
Denmark	1		—	(c)	1
Bermuda	—	(c)	1		1
Spain	—	(c)	1		1
Hong Kong	1		—	(c)	1
Belgium	—	(c)	1		1
Others	1		—	(c)	1
	50%		50%		100%

(b)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(c)	Represents less than 1% of total investments. Please refer to the Schedule of Investments for such countries.

DERIVATIVE FINANCIAL INSTRUMENTS / PORTFOLIO INFORMATION	9

Schedule of Investments July 31, 2019	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 92.2%

Argentina — 0.1%
Banco Macro SA — ADR	488	$33,809
Grupo Financiero Galicia SA — ADR	1,908	70,100

		103,909

Brazil — 7.2%
AMBEV SA	185,800	980,034
B3 SA — Brasil Bolsa Balcao	27,200	300,698
Banco Bradesco SA — ADR	14,257	128,883
Banco Bradesco SA, Preference Shares	123,120	1,113,011
Banco do Brasil SA	16,000	206,354
Banco Santander Brasil SA	33,179	373,796
Braskem SA, Preference A Shares(a)	14,412	128,548
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	6,425	157,496
Cia Paranaense de Energia, Preference Shares, Class B	2,400	30,909
Cosan Ltd., Class A(a)	4,083	59,898
Cosan SA	19	253
CPFL Energia SA	7,000	59,117
EDP — Energias do Brasil SA	10,100	51,051
Gol Linhas Aereas Inteligentes SA, Preference Shares(a)	7,000	75,148
Iochpe-Maxion SA	58,959	337,253
IRB Brasil Resseguros S/A	3,100	77,168
Itau Unibanco Holding SA, Preference Shares	113,492	1,035,490
JBS SA	145,434	948,893
Localiza Rent a Car SA	11,000	126,823
Lojas Renner SA	14,723	183,087
Qualicorp Consultoria e Corretora de Seguros SA	8,800	51,236
Tim Participacoes SA	22,080	70,701
Totvs SA	29,300	372,358
Ultrapar Participacoes SA	84,534	440,573
YDUQS Part	7,400	66,509

		7,375,287

China — 29.0%
Alibaba Group Holding Ltd. — ADR(a)	33,480	5,795,723
Anhui Conch Cement Co. Ltd., Class A	46,899	266,242
Anhui Conch Cement Co. Ltd., Class H	68,000	392,648
BAIC Motor Corp. Ltd., Class H(b)	154,000	97,294
Bank of Beijing Co. Ltd., Class A	135,800	110,129
Bank of China Ltd., Class A	91,400	48,908
Bank of China Ltd., Class H	1,325,000	538,066
Bank of Communications Co. Ltd., Class A	193,691	162,221
Bank of Jiangsu Co. Ltd., Class A	245,199	245,794
Bank of Nanjing Co. Ltd., Class A	218,098	260,196
Changjiang Securities Co. Ltd., Class A	46,700	49,877
China Aoyuan Group Ltd.	37,000	49,491
China Communications Services Corp. Ltd., Class H	296,000	206,078
China Construction Bank Corp., Class H	612,000	469,851
China Everbright Bank Co. Ltd., Class A	454,300	257,269
China Life Insurance Co. Ltd., Class H	342,000	871,131
China Medical System Holdings, Ltd.	39,000	37,202
China Mengniu Dairy Co. Ltd.(a)	54,000	217,892
China Mobile Ltd.	195,500	1,662,605
China National Building Material Co. Ltd., Class H	58,000	50,850
China Pacific Insurance Group Co. Ltd., Class H	78,200	333,560
China Petroleum & Chemical Corp. — ADR	2,235	143,420
China Petroleum & Chemical Corp., Class H	1,764,000	1,132,506
China Railway Group Ltd., Class H	267,000	186,943
China Shenhua Energy Co. Ltd., Class H	37,000	73,096
China State Construction Engineering Corp. Ltd., Class A	112,500	95,253
China Unicom Hong Kong Ltd.	94,000	91,580
China Vanke Co. Ltd., Class H	23,000	86,390
Chinasoft International Ltd.(a)	128,000	63,639

Security	Shares	Value

China (continued)
CNOOC Ltd.	434,000	$715,563
CNOOC Ltd. — ADR	327	54,063
Ctrip.com International Ltd. — ADR(a)	10,314	402,040
Foshan Haitian Flavouring & Food Co. Ltd., Class A	8,343	119,887
Greenland Holdings Group Co. Ltd., Class A	77,800	77,852
Haitong Securities Co. Ltd., Class H	42,400	42,016
Industrial Bank Co. Ltd., Class A	52,991	145,870
JD.com, Inc. — ADR(a)(c)	35,393	1,058,605
Jiangxi Copper Co. Ltd., Class H	106,000	131,186
Kunlun Energy Co. Ltd.	286,000	249,428
Lenovo Group Ltd.	1,020,000	820,747
Li Ning Co. Ltd.	158,500	390,767
Lonking Holdings Ltd.	610,000	158,236
Metallurgical Corp. of China Ltd., Class H	524,000	127,910
NetEase, Inc. — ADR	947	218,587
New China Life Insurance Co. Ltd., Class H	9,300	46,130
New Oriental Education & Technology Group, Inc. — ADR(a)	1,004	104,727
PetroChina Co. Ltd., ADR	5,244	278,299
PetroChina Co. Ltd., Class H	1,672,000	886,835
Ping An Insurance Group Co. of China Ltd., Class H	113,000	1,331,796
Poly Developments and Holdings Group Co. Ltd., Class A	27,900	56,923
RiseSun Real Estate Development Co. Ltd., Class A	1	1
Sany Heavy Industry Co. Ltd., Class A	44,400	90,026
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	8	21
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	23,700	45,574
Shanghai Pudong Development Bank Co. Ltd., Class A	18,500	31,575
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,400	54,815
SINA Corp.(a)	1,377	53,868
Sinopec Engineering Group Co. Ltd., Class H	65,000	50,922
Sinopec Shanghai Petrochemical Co. Ltd., Class H	544,000	189,792
Sinopharm Group Co. Ltd., Class H	98,800	365,224
Sunac China Holdings Ltd.	23,000	103,745
Tencent Holdings Ltd.	123,900	5,772,868
Tianneng Power International Ltd.	194,000	154,891
Tingyi Cayman Islands Holding Corp.	148,000	220,877
Tsingtao Brewery Co. Ltd., Class H	18,000	105,277
Vipshop Holdings Ltd. — ADR(a)	10,099	76,752
Weichai Power Co. Ltd., Class A	87,982	153,831
Weichai Power Co. Ltd., Class H	402,000	619,397
Zijin Mining Group Co. Ltd., Class H	574,000	229,721
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class A	82,299	73,186

		29,805,684

Colombia — 0.5%
Bancolombia SA — ADR	10,648	531,122

Czech Republic — 0.4%
CEZ AS	18,953	424,947

Greece — 0.1%
Hellenic Telecommunications Organization SA	4,341	59,780
OPAP SA	3,965	44,627

		104,407

Hong Kong — 0.6%
Anta Sports Products Ltd.	8,000	59,719
Beijing Enterprises Holdings Ltd.	13,000	63,469
China Mobile, Ltd., ADR	1,940	82,644
China Taiping Insurance Holdings Co. Ltd.	43,800	120,932
China Traditional Chinese Medicine Holdings Co. Ltd.	100,000	45,660
Haier Electronics Group Co. Ltd.	42,000	98,712
Shimao Property Holdings Ltd.	43,500	120,138

		591,274

Hungary — 0.8%
MOL Hungarian Oil & Gas PLC	21,526	218,461

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hungary (continued)
OTP Bank PLC	9,488	$395,137
Richter Gedeon Nyrt	13,295	233,977

		847,575

India — 8.3%
ACC Ltd.	5,864	132,418
Apollo Hospitals Enterprise Ltd.	1,973	38,658
Arvind Ltd.	270,592	215,598
Axis Bank Ltd.	33,732	329,207
Bajaj Finance Ltd.	3,105	146,030
Bajaj Finserv Ltd.	1,527	157,037
Bandhan Bank Ltd.(b)	8,866	61,579
Bayer CropScience Ltd.	530	23,640
Bharat Electronics Ltd.	71,858	106,710
Biocon Ltd.	119,121	390,974
Birlasoft Ltd.	21,375	23,089
Blue Star Ltd.	3,323	32,597
Cholamandalam Investment and Finance Co. Ltd.	18,830	70,712
Cipla Ltd.	8,995	67,978
Coal India Ltd.	15,697	46,541
Dr. Reddy’s Laboratories Ltd.	8,635	321,404
Escorts Ltd.	43,840	297,954
GAIL India Ltd.	205,028	382,771
Glenmark Pharmaceuticals Ltd.	5,900	36,436
HDFC Asset Management Co. Ltd.(b)	2,988	92,919
Hindustan Petroleum Corp. Ltd.	10,798	41,539
Hindustan Unilever Ltd.	15,350	384,602
Housing Development Finance Corp. Ltd.	53,175	1,634,822
India Cements Ltd.	22,905	29,058
IndusInd Bank Ltd.	11,901	243,367
Infosys Ltd.	6,593	75,246
InterGlobe Aviation Ltd.(b)	4,681	105,692
ITC Ltd.	115,677	452,891
Just Dial Ltd.(a)	9,481	95,675
Kalpataru Power Transmission Ltd.	3,993	27,717
Kotak Mahindra Bank Ltd.	13,071	287,760
L&T Technology Services Ltd.(b)	1,415	29,550
Larsen & Toubro Ltd.	8,902	178,805
LIC Housing Finance Ltd.	15,047	112,856
Mahanagar Gas Ltd.	2,638	30,894
Mahindra & Mahindra Financial Services Ltd.	19,590	86,361
Manappuram Finance Ltd.	27,365	44,986
Marico Ltd.	11,943	63,550
Mphasis Ltd.	21,015	286,236
Nestle India Ltd.	989	167,318
Petronet LNG Ltd.	33,633	115,275
Power Finance Corp. Ltd.(a)	28,642	45,510
PVR Ltd.	3,453	75,954
Quess Corp. Ltd.(a)(b)	5,030	32,000
Reliance Capital Ltd.	32,121	24,158
Reliance Infrastructure Ltd.	19,057	12,973
Shriram Transport Finance Co. Ltd.	1,976	27,730
Syngene International Ltd.(b)	6,157	26,944
Tata Chemicals Ltd.	8,330	69,634
Tata Consultancy Services Ltd.	4,141	132,545
UltraTech Cement Ltd.	3,268	205,786
United Breweries Ltd.	18,554	380,647

		8,502,333

Indonesia — 1.2%
Astra International Tbk PT	355,800	176,345
Bank Central Asia Tbk PT	16,500	36,224
Bank Mandiri Persero Tbk PT	288,400	162,252
Bank Rakyat Indonesia Persero Tbk PT	1,198,900	379,905
Bukit Asam Tbk PT	676,500	131,475

Security	Shares	Value

Indonesia (continued)
Charoen Pokphand Indonesia Tbk PT	30,300	$11,594
Gudang Garam Tbk PT	19,000	102,066
Indofood Sukses Makmur Tbk PT	132,200	66,375
PT Perusahaan Gas Negara Persero Tbk	648,700	94,245
PT United Tractors Tbk	27,515	48,736

		1,209,217

Malaysia — 2.5%
CIMB Group Holdings Bhd	473,500	581,006
Genting Bhd	409,200	679,549
Genting Malaysia Bhd	258,300	241,294
IHH Healthcare Bhd	141,600	196,053
Malayan Banking Bhd	119,600	250,183
Maxis Bhd	154,900	212,867
Petronas Gas Bhd	31,700	123,377
Telekom Malaysia Bhd	210,000	207,689
Tenaga Nasional Bhd	12,200	40,726

		2,532,744

Mexico — 2.2%
America Movil SAB de CV, Series L	1,830,459	1,287,566
Grupo Aeroportuario del Centro Norte SAB de CV	113,098	696,455
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	2,878	141,943
Grupo Aeroportuario del Pacifico SAB de CV, Series B	6,600	66,232
Kimberly-Clark de Mexico SAB de CV, Series A(a)	19,400	40,321

		2,232,517

Peru — 0.4%
Credicorp Ltd.	1,040	226,710
Hochschild Mining PLC	60,787	152,446

		379,156

Philippines — 0.6%
Ayala Corp.	13,975	262,317
Ayala Land, Inc.	363,240	354,187

		616,504

Poland — 1.8%
Bank Pekao SA	16,640	442,046
Grupa Lotos SA	4,326	97,172
Polski Koncern Naftowy Orlen SA	21,201	531,221
Powszechna Kasa Oszczednosci Bank Polski SA	59,899	630,768
Powszechny Zaklad Ubezpieczen SA	17,711	190,474

		1,891,681

Russia — 4.1%
Gazprom PJSC — ADR	9,023	65,953
Inter Rao UES PJSC	8,045,982	564,227
LUKOIL PJSC	2,512	205,476
Lukoil PJSC — ADR	23,206	1,904,470
Magnitogorsk Iron & Steel Works OJSC	478,458	321,235
Mobile TeleSystems OJSC	19,290	80,158
Mobile TeleSystems OJSC — ADR	20,455	167,117
Novolipetsk Steel OJSC	57,109	134,965
PhosAgro PJSC — GDR	2,518	31,333
Severstal PJSC	6,987	112,764
Severstal PJSC — GDR	3,329	53,564
Sistema JSFC — GDR	10,395	39,831
Tatneft PJSC	44,730	520,541
Unipro PJSC	780,000	32,598

		4,234,232

Saudi Arabia — 0.8%
Al Rajhi Bank	20,326	371,791
Bank AlBilad	4,406	34,068
National Commercial Bank	15,826	231,659
Riyad Bank	8,176	56,637
Samba Financial Group	5,379	46,668

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) July 31, 2019	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Saudi British Bank	5,375	$56,582

		797,405

South Africa — 3.5%
Anglo American Platinum Ltd.	10,020	594,827
AngloGold Ashanti Ltd.	2,916	50,111
Barloworld Ltd.	46,817	392,847
FirstRand Ltd.	38,708	165,624
Gold Fields Ltd.	19,751	100,876
Imperial Holdings Ltd.	18,398	58,566
Massmart Holdings Ltd.	25,102	89,689
Mr Price Group Ltd.	862	10,581
MultiChoice Group Ltd.(a)	24,945	233,750
Naspers Ltd., Class N	3,357	818,303
Nedbank Group Ltd.	12,487	208,656
Pick n Pay Stores Ltd.	13,634	63,267
Spar Group Ltd.	19,067	243,717
Standard Bank Group Ltd.	49,459	614,978

		3,645,792

South Korea — 9.0%
Amorepacific Corp.	221	25,968
Celltrion, Inc.(a)	539	76,929
Cheil Worldwide, Inc.	3,348	76,406
Daewoong Pharmaceutical Co. Ltd.	285	37,877
Doosan Infracore Co. Ltd.(a)	47,548	247,431
Fila Korea, Ltd.	905	51,210
Green Cross Corp.	754	68,053
Hanwha Chemical Corp.	3,079	48,182
Hotel Shilla Co. Ltd.	2,592	170,816
Hyundai Mobis Co. Ltd.	1,441	291,589
Hyundai Motor Co.	2,054	218,499
KB Financial Group, Inc.	7,245	264,745
Kia Motors Corp.	16,176	595,842
Korea Investment Holdings Co. Ltd.	577	35,997
Korea Petrochemical Ind Co. Ltd.	221	22,314
KT Corp. — ADR	80,120	945,416
Kumho Petrochemical Co. Ltd.	781	53,558
LG Electronics, Inc.	12,111	663,188
LG Electronics, Inc., Preference Shares	1,194	27,766
LG Household & Health Care Ltd.	268	283,765
LG Household & Health Care Ltd., Preference Shares	40	27,038
LOTTE Fine Chemical Co. Ltd.	1,850	75,629
LS Corp.	2,089	77,566
NAVER Corp.	789	91,537
NHN Corp.(a)	528	27,710
POSCO	5,869	1,106,204
Posco International Corp.	2,191	34,492
Samsung Electronics Co. Ltd.	74,641	2,827,006
Samsung Engineering Co. Ltd.(a)	11,839	163,333
Samsung SDS Co. Ltd.	826	144,476
Seegene, Inc.(a)	1,718	32,105
Shinhan Financial Group Co. Ltd.	9,755	357,312
SK Holdings Co. Ltd.	281	52,248

		9,222,207

Switzerland — 0.1%
Sinotruk Hong Kong Ltd.	62,500	91,648

Taiwan — 11.7%
Accton Technology Corp.	8,000	34,055
Acer, Inc.	484,000	292,324
Advantech Co. Ltd.	17,000	142,989
Asia Cement Corp.	65,000	86,937
Chailease Holding Co. Ltd.	142,552	598,009
China Life Insurance Co. Ltd.(a)	263,422	217,086

Security	Shares	Value

Taiwan (continued)
Delta Electronics, Inc.	125,000	$603,393
Feng TAY Enterprise Co., Ltd.	4,400	29,260
Fubon Financial Holding Co. Ltd.	358,000	494,920
Hon Hai Precision Industry Co. Ltd.	171,000	428,658
Largan Precision Co. Ltd.	6,000	811,071
Makalot Industrial Co. Ltd.	9,500	55,467
MediaTek, Inc.	111,000	1,110,247
Novatek Microelectronics Corp.	20,000	105,621
Quanta Computer, Inc.	228,000	419,034
Radiant Opto-Electronics Corp.	86,000	337,961
Realtek Semiconductor Corp.	99,000	657,491
Taiwan Semiconductor Manufacturing Co., Ltd.	458,000	3,766,157
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR	9,131	389,254
Uni-President Enterprises Corp.	521,000	1,348,591
Unimicron Technology Corp.	29,000	35,011

		11,963,536

Thailand — 2.8%
Bangkok Chain Hospital PCL — NVDR	382,300	190,595
Central Plaza Hotel PCL — NVDR	51,700	56,799
CK Power PCL — NVDR	1,897,200	411,001
Com7 PCL — NVDR	112,100	91,426
CP ALL PCL — NVDR	661,100	1,854,491
Energy Absolute PCL — NVDR	42,000	70,824
Home Product Center PCL — NVDR	202,800	113,017
Sino-Thai Engineering & Construction PCL — NVDR	156,000	128,909

		2,917,062

Turkey — 2.0%
Arcelik AS(a)	7,221	22,539
Ford Otomotiv Sanayi	12,389	135,408
Haci Omer Sabanci Holding AS	244,135	430,704
KOC Holding AS	47,229	158,139
Tekfen Holding AS	31,467	132,882
Tupras Turkiye Petrol Rafinerileri AS	5,254	131,749
Turk Telekomunikasyon AS(a)	259,639	250,034
Turkcell Iletisim Hizmetleri AS	19,440	45,302
Turkiye Garanti Bankasi AS(a)	201,266	353,993
Turkiye Is Bankasi AS, Class C(a)	94,585	105,311
Turkiye Sinai Kalkinma Bankasi AS(a)	520,441	77,400
Turkiye Vakiflar Bankasi Tao, Class D(a)	131,298	119,031
Yapi ve Kredi Bankasi(a)	110,584	53,831

		2,016,323

United Arab Emirates — 0.3%
Aldar Properties PJSC	221,657	138,906
DP World PLC	3,073	47,324
Dubai Islamic Bank PJSC	8,609	12,465
Emaar Properties PJSC	47,249	70,796

		269,491

United Kingdom — 1.1%
Anglo American PLC	47,047	1,150,549

United States — 1.1%
Genpact Ltd.	14,837	588,732
Yum China Holdings, Inc.	11,100	505,050

		1,093,782

Total Long-Term Investments — 92.2% (Cost — $91,717,881)		94,550,384

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 5.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.20%(d)(f)	4,510,382	$4,510,382
SL Liquidity Series, LLC, Money Market Series, 2.50%(d)(e)(f)	745,051	745,200

Total Short-Term Securities — 5.1% (Cost — $5,255,582)		5,255,582

Total Investments — 97.3% (Cost — $96,973,463)		99,805,966

Other Assets Less Liabilities — 2.7%		2,723,768

Net Assets — 100.0%		$102,529,734

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of the security, is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased		Shares Sold		Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	17,633,480	—		(13,123,098	)(b)	4,510,382	$4,510,382	$160,946		$—	$—
iShares MSCI India ETF	237,467	—		(237,467)		—	—	—		729,745	(737,406)
SL Liquidity Series, LLC, Money Market Series	182,881	562,170	(c)	—		745,051	745,200	2,621	(d)	723	(18)

							$5,255,582	$163,567		$730,468	$(737,424)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)

Represents all or a portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	133	09/20/19	$6,820	$(186,597)

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Dates	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Morgan Stanley & Co., Inc.	02/24/23 - 02/27/23	$165,752	$42,735	(b)	$162,525	0.2%
	UBS AG	06/12/23 - 06/14/23	346,479	20,774	(c)	362,187	0.3

			$512,231	$63,509		$524,712

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of long positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 45-200 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

USD — 1D Overnight Bank Funding Rate (OBFR01)

USD — 1D Overnight Fed Funds Effective Rate (FEDL01)

(b)	Amount includes $45,962 of net dividends and financing fees.
(c)	Amount includes $5,066 of net dividends and financing fees.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2019	BlackRock Advantage Emerging Markets Fund

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co, Inc. as of July 31, 2019 expiration dates 02/24/23 — 02/27/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Greece
Hellenic Telecommunications Organization SA	89	$1,226	0.8%

Mexico
Kimberly-Clark de Mexico SAB de CV, Class A	3	6	0.0

United Arab Emirates
Aldar Properties PJSC	257,380	161,293	99.2

Total Reference Entity — Long		162,525

Net Value of Reference Entity — Morgan Stanley & Co, Inc.		$162,525

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with UBS AG as of July 31, 2019 expiration dates 06/12/23 — 06/14/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

United Arab Emirates
Aldar Properties PJSC	273,141	$171,171	47.3%
Dubai Islamic Bank PJSC	30,118	43,606	12.0
Emaar Properties PJSC	98,381	147,410	40.7

Total Reference Entity — Long		362,187

Net Value of Reference Entity — UBS AG		$362,187

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$63,509	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$63,509	$—	$—	$—	$63,509

Liabilities — Derivative Financial Instruments
Futures contracts(a)
Unrealized depreciation on futures contracts	$—	$—	$186,597	$—	$—	$—	$186,597

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$49,320	$—	$—	$—	$49,320
Swaps	—	—	(195,062)	—	—	—	(195,062)

	$—	$—	$(145,742)	$—	$—	$—	$(145,742)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(283,745)	$—	$—	$—	$(283,745)
Swaps	—	—	(293,324)	—	—	—	(293,324)

	$—	$—	$(577,069)	$—	$—	$—	$(577,069)

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Advantage Emerging Markets Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,048,066
Average notional value of contracts — short	$—	(a)
Total return swaps:
Average notional amount	$1,724,216

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$—	$77,585
Swaps — OTC(a)	63,509	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$63,509	$77,585
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(77,585)

Total derivative assets and liabilities subject to an MNA	$63,509	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
Morgan Stanley & Co., Inc.	$42,735	$—	$—	$—	$42,735
UBS AG	20,774	—	—	—	20,774

	$63,509	$—	$—	$—	$63,509

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2019	BlackRock Advantage Emerging Markets Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$103,909	$—	$—	$103,909
Brazil	7,375,287	—	—	7,375,287
China	8,186,084	21,619,600	—	29,805,684
Colombia	531,122	—	—	531,122
Czech Republic	—	424,947	—	424,947
Greece	59,780	44,627	—	104,407
Hong Kong	82,644	508,630	—	591,274
Hungary	233,977	613,598	—	847,575
India	23,640	8,478,693	—	8,502,333
Indonesia	—	1,209,217	—	1,209,217
Malaysia	—	2,532,744	—	2,532,744
Mexico	2,232,517	—	—	2,232,517
Peru	226,710	152,446	—	379,156
Philippines	—	616,504	—	616,504
Poland	—	1,891,681	—	1,891,681
Russia	253,279	3,980,953	—	4,234,232
Saudi Arabia	265,727	531,678	—	797,405
South Africa	838,119	2,807,673	—	3,645,792
South Korea	1,021,822	8,200,385	—	9,222,207
Switzerland	—	91,648	—	91,648
Taiwan	389,254	11,574,282	—	11,963,536
Thailand	—	2,917,062	—	2,917,062
Turkey	77,400	1,938,923	—	2,016,323
United Arab Emirates	47,324	222,167	—	269,491
United Kingdom	—	1,150,549	—	1,150,549
United States	1,093,782	—	—	1,093,782
Short-Term Securities	4,510,382	—	—	4,510,382

Subtotal	$27,552,759	$71,508,007	$—	$99,060,766

Investments Valued at NAV(a)				745,200

Total Investments				$99,805,966

Derivative Financial Instruments(b)
Assets:
Equity contracts	$—	$63,509	$—	$63,509
Liabilities:
Equity contracts	(186,597)	—	—	(186,597)

	$(186,597)	$63,509	$—	$(123,088)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	BlackRock Global Long/Short Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Securities — 0.8%

Preferred Stocks — 0.8%

United States — 0.8%
AliphCom, Series 6, (Acquired 12/15/15, cost $0)(a)(b)(c)	8,264	$—
AliphCom, Series 8, (Acquired 03/10/15, cost $1,750,010)(a)(d)	823,530	8
Illumio Inc., (Acquired 03/10/15, cost $1,500,001)(a)(d)	466,730	2,137,624
Palantir Technologies, Inc., Series I (Acquired 03/27/14, cost $1,999,998), 0.00%(a)(d)	326,264	2,065,251
Uber Technologies, Inc., Series E, (Acquired 12/04/14, cost $415,803), 0.00%(a)	12,480	511,591

Total Preferred Stocks — 0.8% (Cost — $5,665,812)		4,714,474

	Par (000)

U.S. Treasury Obligations — 2.1%
U.S. Treasury Notes(e):
2.17%, 01/31/21	$575	574,484
2.19%, 04/30/21	12,065	12,061,470

Total U.S. Treasury Obligations — 2.1% (Cost — $12,638,936)		12,635,954

Total Long-Term Investments — 2.9% (Cost — $18,304,748)		17,350,428

Short-Term Securities — 85.0%

U.S. Treasury Obligations — 81.9%
U.S. Treasury Bills(f):
2.03% - 2.34%, 08/06/19	90,000	89,974,885
2.42%, 08/08/19	20,895	20,887,060

	Par (000)	Value

U.S. Treasury Obligations (continued)
2.10%, 08/15/19	$35,000	$34,972,719
2.11% - 2.14%, 08/20/19	37,945	37,904,360
2.17%, 08/27/19	2,785	2,781,049
2.19%, 09/03/19	37,000	36,930,041
2.17%, 09/10/19	50,000	49,888,597
2.10%, 09/19/19	48,000	47,870,901
2.18%, 09/24/19	50,000	49,848,012
2.10%, 10/31/19	12,000	11,997,532
2.09%, 01/02/20	6,000	5,948,260
2.06%, 01/16/20	25,000	24,763,828
2.05%, 01/31/20	60,000	59,956,115
3.63%, 02/15/20	15,000	15,111,328
2.08%, 04/30/20	13,300	13,287,819
1.50%, 05/15/20	925	920,556

Total U.S. Treasury Obligations — 81.9% (Cost — $503,093,380)		503,043,062

	Share

Money Market Funds — 3.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.20%(g)(h)	19,215,348	19,215,348

Total Money Market Funds — 3.1% (Cost — $19,215,348)		19,215,348

Total Short-Term Securities — 85.0% (Cost — $522,308,728)		522,258,410

Total Investments — 87.9% (Cost — $540,613,476)		539,608,838

Other Assets Less Liabilities — 12.1%		74,201,733

Net Assets — 100.0%		$613,810,571

(a)

Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $4,714,474 and an original cost of $5,665,812 which was 0.8% of its net assets.

(b)	Issuer filed for bankruptcy and/or is in default.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Rates shown are discount rates or a range of discount rates as of period end.
(g)	Annualized 7-day yield as of period end.
(h)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	21,000,203	(1,784,855)	19,215,348	$19,215,348	$427,174	$—	$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Amsterdam Index	1	08/16/19	$126	$(568)
CAC 40 Index	242	08/16/19	14,784	(220,717)
IBEX 35 Index	280	08/16/19	27,831	(1,019,676)
Hang Seng Index	25	08/29/19	4,432	(71,398)
Topix Index	112	09/12/19	16,122	67,940
SPI 200 Index	69	09/19/19	7,965	168,538
DAX Index	126	09/20/19	42,488	(531,501)

				(1,607,382)

Short Contracts
OMXS 30 Index	1,204	08/16/19	19,933	173,919
MSCI Sing Index	434	08/29/19	11,833	109,828
S&P/TSX 60 Index	139	09/19/19	20,611	159,105
FTSE 100 Index	279	09/20/19	25,567	121,452
FTSE/MIB Index	20	09/20/19	2,367	82,542
S&P 500 E-Mini Index	107	09/20/19	15,955	165,079

				811,925

				$(795,457)

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid/(Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Swiss Market IX Future September 2019	CHF	(4,541,852)	Morgan Stanley & Co. International PLC	09/20/19	CHF	4,588	$16,840	$—	$16,840
Swiss Market IX Future September 2019	CHF	(3,084,905)	Morgan Stanley & Co. International PLC	09/20/19	CHF	3,116	(12,875)	—	(12,875)

							$3,965	$—	$3,965

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Dates	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Bank of America, N.A.	02/17/23 - 02/21/23	$6,025,485	$(2,532,130	)(b)	$3,376,777	52.6%
	Bank of America, N.A.	02/17/23	300,141	(183,467	)(c)	115,007	6.2
	Deutsche Bank A.G.	01/30/23 - 02/23/23	(4,072,996)	162,480	(d)	(3,739,352)	4.6
	Goldman Sachs & Co.	09/11/19 - 02/27/23	(2,255,813)	2,504,622	(e)	361,226	52.0
	Goldman Sachs & Co.	09/11/19 - 03/17/23	(3,694,323)	2,844,521	(f)	(1,993,426)	113.3
	UBS AG	06/12/23	(338,745)	1,300,124	(g)	1,186,984	26.7

			$(4,036,251)	$4,096,150		$(692,784)

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 0-4,400 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

AUD — 1D Overnight Reserve Bank of Australia Rate (AONIA)

AUD — 1M Australian Bank Bill Rate (BBSW)

CAD — 1D Overnight Bank of Canada Repo Rate (CORRA)

CAD — 1M Canadian Bankers Acceptances (BA)

CHF — 1D Overnight Swiss Franc LIBOR Rate BBA (CHFONLIB)

CHF — 1W Swiss Franc LIBOR Rate BBA (SF0001W)

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

DKK — 1W Copenhagen Interbank Swap Rate (CIBOR)

DKK — Danish Tom/Next Reference Rate (DETNT/N)

EUR — 1D Effective Overnight Index Average (EONIA)

EUR — 1M Euro Interbank Offer Rate (EURIBOR)

EUR — 1W Euro Interbank Offer Rate (EURIBOR)

GBP — 1D Overnight Sterling LIBOR Rate BBA (GBPONLIB)

GBP — 1D Sterling Overnight Index Average (SONIA)

GBP — 1W Sterling LIBOR Rate BBA (GBP1WLIB)

HKD — 1D Overnight Index Swap Rate (HKDONOIS)

HKD — 1M Hong Kong Interbank Offer rate (HIBOR)

HKD — 1W Hong Kong Interbank Offer rate (HIBOR)

HKD — 2W Hong Kong Interbank Offer rate (HIBOR)

ILS — 1D Overnight Tel Aviv Interbank Offer Rate (TELBOR)

ILS — 1M Tel Aviv Interbank Offer Rate (TELBOR)

JPY — 1D Japanese Yen Spot Next BBA LIBOR (JY000S/N)

JPY — 1D Overnight Tokyo Average Rate (TONAT)

JPY — 1M Japanese Yen LIBOR Rate BBA (JY0001M)

JPY — 1W Japanese Yen LIBOR Rate BBA (JY0001W)

NOK — 1W Norway Interbank Offer Rate (NIBOR)

NOK — Norwegian Overnight Weighted Average (NOWA)

SEK — 1D Overnight Stockholm Interbank Offer Rate (STIBOR)

SEK — 1W Stockholm Interbank Offer Rate (STIBOR)

SEK — TN Stockholm Interbank Offer Rate (STIBOR)

SGD — 1D Overnight Singapore Assoc of Banks Rate (SIBOR)

SGD — 1D Singapore Assoc of Banks Swap Offer Rate (SOR)

SGD — 1M Singapore Assoc of Banks Swap Offer rate (SOR)

USD — 1D Overnight Bank Funding Rate (OBFR01)

USD — 1D Overnight Fed Funds Effective Rate (FEDL01)

USD — 1M US Dollar LIBOR BBA

USD — 1W US Dollar LIBOR BBA

(b)	Amount includes $116,578 of net dividends and financing fees.
(c)	Amount includes $1,667 of net dividends and financing fees.
(d)	Amount includes $(171,164) of net dividends and financing fees.
(e)	Amount includes $(112,417) of net dividends and financing fees.
(f)	Amount includes $1,143,624 of net dividends and financing fees.
(g)	Amount includes $(225,605) of net dividends and financing fees.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America, N.A. as of July 31, 2019 expiration dates 02/17/23 — 02/21/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Australia
Altium Ltd.	5,308	$131,998	3.9%
Amcor PLC	51,716	547,221	16.2
Ansell Ltd.	20,140	383,141	11.4
Aristocrat Leisure Ltd.	63,396	1,319,212	39.1
BHP Group Ltd.	26,421	727,387	21.6
Cochlear Ltd.	818	122,904	3.6
Computershare Ltd.	6,367	68,587	2.0
Domino’s Pizza Enterprises Ltd.	22,432	590,482	17.5
Fortescue Metals Group Ltd.	44,456	250,297	7.4
IDP Education Ltd.	104,091	1,360,490	40.3
Magellan Financial Group Ltd.	9,009	378,343	11.2
Qantas Airways Ltd.	21,009	81,788	2.4
REA Group Ltd.	11,397	764,444	22.6
Rio Tinto Ltd.	27,532	1,842,644	54.6
Spark Infrastructure Group	107,119	173,591	5.1

		8,742,529

Austria
Vienna Insurance Group AG Wiener Versicherung Gruppe	15,129	388,549	11.5
Wienerberger AG	75,712	1,730,635	51.3

		2,119,184

Canada
BCE, Inc.	33,913	1,532,483	45.4
Quebecor, Inc., Class B	23,079	522,854	15.5
TFI International, Inc.	32,117	1,015,976	30.1

		3,071,313

Denmark
DSV A/S	7,601	725,468	21.5
GN Store Nord A/S	4,212	199,798	5.9
H Lundbeck A/S	478	18,427	0.5
SimCorp A/S	1,761	158,723	4.7

		1,102,416

Finland
Valmet OYJ	112,112	2,176,940	64.5

France
Bouygues SA	10,929	391,249	11.6
Dassault Aviation SA	382	524,364	15.5
Dassault Systemes SE	6,131	932,626	27.6
Edenred	1,767	88,671	2.6
Gaztransport Et Technigaz SA	3,054	277,074	8.2
L’Oreal SA	17,791	4,760,237	141.0
Lagardere SCA	1,364	30,820	0.9
Nexity SA	3,511	168,575	5.0
Pernod Ricard SA	1,444	253,398	7.5
Publicis Groupe SA	7,133	351,984	10.4
Sartorius Stedim Biotech	3,655	582,477	17.3
SCOR SE	3,396	139,557	4.1

		8,501,032

Germany
adidas AG	370	117,935	3.5
alstria office REIT-AG	10,400	168,087	5.0
CompuGroup Medical SE	3,732	287,938	8.5

	Shares	Value	% of Basket Value

Germany (continued)
Duerr AG	2,881	$85,685	2.5%
HeidelbergCement AG	12,807	924,889	27.4
LEG Immobilien AG	1,492	172,059	5.1
Nemetschek SE	3,384	188,141	5.6
Sartorius AG, Preference Shares	535	108,220	3.2
Software AG	64,805	1,819,058	53.9
Telefonica Deutschland Holding AG	456,302	1,152,193	34.1

		5,024,205

Hong Kong
Hongkong Land Holdings Ltd.	192,000	1,170,911	34.7
Techtronic Industries Co. Ltd.	7,000	52,624	1.5

		1,223,535

Ireland
Allegion PLC	14,746	1,526,801	45.2
Glanbia PLC	97,548	1,274,231	37.7
Jazz Pharmaceuticals PLC	835	116,382	3.4
Kerry Group PLC, Class A	10,260	1,197,115	35.5
Kingspan Group PLC	4,615	226,320	6.7

		4,340,849

Italy
Ferrari NV	11,432	1,840,847	54.5
Interpump Group SpA	15,528	436,481	12.9

		2,277,328

Japan
AEON Financial Service Co. Ltd.	4,800	77,435	2.3
AGC, Inc.	67,200	2,058,332	61.0
Aoyama Trading Co. Ltd.	42,300	787,736	23.3
Asics Corp.	3,300	35,359	1.0
Astellas Pharma, Inc.	72,300	1,024,628	30.3
Benesse Holdings, Inc.	13,900	325,327	9.6
Brother Industries Ltd.	3,900	69,051	2.0
Calbee, Inc.	10,700	301,863	8.9
Citizen Watch Co. Ltd.	91,500	455,346	13.5
Credit Saison Co. Ltd.	24,600	299,066	8.9
Daicel Corp.	2,900	24,540	0.7
Dentsu, Inc.	28,200	932,180	27.6
Eisai Co. Ltd.	10,200	551,286	16.3
Electric Power Development Co. Ltd.	25,700	575,324	17.0
Fancl Corp.	14,900	374,455	11.1
Fuji Media Holdings, Inc.	17,300	225,086	6.7
Glory Ltd.	4,000	105,625	3.1
H2O Retailing Corp.	4,500	50,860	1.5
Hino Motors Ltd.	5,800	46,529	1.4
Hisamitsu Pharmaceutical Co., Inc.	8,400	337,585	10.0
Isetan Mitsukoshi Holdings Ltd.	72,100	573,187	17.0
Isuzu Motors Ltd.	3,800	42,049	1.2
Izumi Co. Ltd.	500	18,844	0.6
Japan Post Insurance Co. Ltd.	74,500	1,242,525	36.8
JXTG Holdings, Inc.	729,600	3,433,371	101.7
Kajima Corp.	22,900	294,514	8.7
Kakaku.com, Inc.	4,700	97,624	2.9
Kansai Electric Power Co., Inc.	6,300	77,802	2.3
Kirin Holdings Co. Ltd.	31,800	689,687	20.4
Kokuyo Co. Ltd.	2,200	29,674	0.9
Komeri Co. Ltd.	7,600	156,128	4.6
Lintec Corp.	14,200	298,780	8.8
Maeda Corp.	23,100	173,067	5.1
Mitsubishi Estate Co. Ltd.	1,500	27,610	0.8
Mitsubishi Gas Chemical Co., Inc.	79,200	1,053,952	31.2
Mitsubishi Motors Corp.	86,400	380,203	11.3

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Nippon Shokubai Co. Ltd.	600	$38,943	1.2%
Nisshinbo Holdings, Inc.	107,500	837,033	24.8
Nitto Denko Corp.	26,400	1,300,196	38.5
NTN Corp.	104,000	288,602	8.5
Oji Holdings Corp.	17,900	92,565	2.7
ORIX Corp.	13,000	185,535	5.5
Otsuka Holdings Co. Ltd.	17,000	625,174	18.5
Penta-Ocean Construction Co. Ltd.	67,000	324,454	9.6
Pilot Corp.	1,500	56,653	1.7
Pola Orbis Holdings, Inc.	40,100	1,007,782	29.8
Ricoh Co. Ltd.	3,700	33,890	1.0
Sanwa Holdings Corp.	15,800	176,147	5.2
Sekisui Chemical Co. Ltd.	1,300	19,215	0.6
Seria Co. Ltd.	8,400	196,390	5.8
Shikoku Electric Power Co., Inc.	7,000	65,843	2.0
Shimachu Co. Ltd.	7,500	165,506	4.9
Shimizu Corp.	10,900	87,716	2.6
Sumitomo Corp.	89,600	1,329,544	39.4
Sumitomo Rubber Industries Ltd.	17,100	186,655	5.5
Sundrug Co. Ltd.	57,100	1,578,765	46.8
T&D Holdings, Inc.	176,000	1,976,452	58.5
Taiheiyo Cement Corp.	7,700	216,257	6.4
Taisei Corp.	40,300	1,390,379	41.2
Toda Corp.	6,800	37,249	1.1
Tokai Tokyo Financial Holdings, Inc.	14,000	42,478	1.3
Tokyo Broadcasting System Holdings, Inc.	4,500	76,281	2.3
Topcon Corp.	35,000	408,633	12.1
Toyobo Co. Ltd.	3,400	42,428	1.3
Trend Micro, Inc.	33,800	1,473,745	43.6
TS Tech Co. Ltd.	1,300	35,788	1.1
TV Asahi Holdings Corp.	7,400	121,391	3.6
Ube Industries Ltd.	217,100	4,520,120	133.9
Ulvac, Inc.	13,400	560,885	16.6
Yamaguchi Financial Group, Inc.	6,200	43,286	1.3
Yamaha Motor Co. Ltd.	12,500	219,186	6.5
Zenkoku Hosho Co. Ltd.	1,000	39,006	1.2

		37,046,802

Norway
Schibsted ASA, Class A	14,916	401,143	11.9
Subsea 7 SA	21,754	233,160	6.9

		634,303

Spain
Telefonica SA	3,004	22,901	0.7

Sweden
Fabege AB	3,801	58,658	1.7
Swedish Match AB	707	27,069	0.8
Volvo AB, Class B	20,999	311,942	9.3

		397,669

Switzerland
Landis+Gyr Group AG	546	44,123	1.3
Logitech International SA, Registered Shares	16,579	681,805	20.2
Straumann Holding AG, Registered Shares	160	130,529	3.9
Sunrise Communications Group AG	25,584	1,892,220	56.0

		2,748,677

United Kingdom
boohoo Group PLC	105,679	306,222	9.1
British American Tobacco PLC	18,147	646,623	19.1
Diageo PLC	30,562	1,274,441	37.7
Dialog Semiconductor PLC	17,075	764,321	22.6
Greggs PLC	35,341	957,816	28.4

	Shares	Value	% of Basket Value

United Kingdom (continued)
Halma PLC	3,008	$72,642	2.2%
HomeServe PLC	44,445	616,705	18.3
Inchcape PLC	80,694	611,325	18.1
International Game Technology PLC	5,326	71,102	2.1
Moneysupermarket.com Group PLC	15,088	67,688	2.0
Rotork PLC	228,193	852,052	25.2
Spirax-Sarco Engineering PLC	9,530	1,039,182	30.8

		7,280,119

United States
ADT, Inc.	286,828	1,821,358	53.9
Alaska Air Group, Inc.	785	49,738	1.5
Amazon.com, Inc.	928	1,732,372	51.3
AMC Networks, Inc., Class A	1,008	53,807	1.6
American Financial Group, Inc.	3,888	398,053	11.8
AMN Healthcare Services, Inc.	2,892	154,375	4.6
Apple Hospitality REIT, Inc.	81,250	1,276,438	37.8
Autodesk, Inc.	1,200	187,404	5.5
Avista Corp.	23,018	1,059,519	31.4
Bristol-Myers Squibb Co.	641	28,467	0.8
Cargurus, Inc.	23,255	866,714	25.7
Centene Corp.	2,516	131,058	3.9
Cirrus Logic, Inc.	4,565	223,913	6.6
CoStar Group, Inc.	3,169	1,950,203	57.8
Danaher Corp.	5,260	739,030	21.9
Dropbox, Inc., Class A	4,589	108,117	3.2
East West Bancorp, Inc.	43,972	2,111,096	62.5
Estee Lauder Cos., Inc., Class A	6,239	1,149,161	34.0
Evergy, Inc.	19,774	1,196,129	35.4
Extended Stay America, Inc.	45,329	757,901	22.4
Facebook, Inc., Class A	4,494	872,870	25.8
First American Financial Corp.	38,908	2,249,661	66.6
First Horizon National Corp.	26,825	439,930	13.0
Five9, Inc.	3,233	159,613	4.7
Green Dot Corp., Class A	21,666	1,098,250	32.5
H&R Block, Inc.	28,603	792,017	23.5
HEICO Corp.	11,080	1,515,190	44.9
Hill-Rom Holdings, Inc.	7,324	781,031	23.1
HubSpot, Inc.	9,055	1,618,310	47.9
IDACORP, Inc.	18,739	1,912,502	56.6
Ingredion, Inc.	2,267	175,216	5.2
Interpublic Group of Cos., Inc.	12,754	292,322	8.7
Intuit, Inc.	2,173	602,595	17.8
LendingTree, Inc.	1,747	563,477	16.7
Lockheed Martin Corp.	5,625	2,037,206	60.3
Macquarie Infrastructure Corp.	19,276	798,798	23.7
Mettler-Toledo International, Inc.	511	386,699	11.5
Morgan Stanley	51,786	2,307,584	68.3
Navistar International Corp.	502	15,683	0.5
NetApp, Inc.	1,981	115,869	3.4
New Relic, Inc.	6,706	624,798	18.5
Norwegian Cruise Line Holdings Ltd.	11,311	559,216	16.6
NVIDIA Corp.	1,422	239,920	7.1
ON Semiconductor Corp.	4,355	93,676	2.8
PacWest Bancorp	10,307	398,159	11.8
Park Hotels & Resorts, Inc.	112,620	2,974,294	88.1
Parsons Corp.	633	23,237	0.7
Paycom Software, Inc.	2,250	541,688	16.0
Paylocity Holding Corp.	27,080	2,764,597	81.9
Penske Automotive Group, Inc.	7,703	354,107	10.5
Penumbra, Inc.	6,629	1,111,020	32.9
Planet Fitness, Inc., Class A	5,144	404,627	12.0
Prudential Financial, Inc.	11,785	1,193,938	35.4

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Pure Storage, Inc., Class A	12,473	$188,841	5.6%
RLJ Lodging Trust	83,673	1,445,870	42.8
Robert Half International, Inc.	8,778	530,279	15.7
Ryder System, Inc.	31,450	1,675,027	49.6
salesforce.com, Inc.	25,172	3,889,074	115.2
ServiceNow, Inc.	388	107,627	3.2
Smartsheet, Inc., Class A	349	17,419	0.5
Snap-on, Inc.	16,595	2,532,563	75.0
Tempur Sealy International, Inc.	9,805	786,557	23.3
TriNet Group, Inc.	27,808	2,045,000	60.6
Twilio, Inc., Class A	1,103	153,438	4.5
UGI Corp.	19,691	1,006,013	29.8
Veeva Systems, Inc., Class A	29,915	4,962,899	147.0
VMware, Inc., Class A	3,092	539,523	16.0
Webster Financial Corp.	8,962	457,062	13.5
Wolverine World Wide, Inc.	11,969	324,958	9.6
Woodward, Inc.	846	94,786	2.8
Workday, Inc., Class A	7,913	1,582,442	46.9
Yelp, Inc.	21,147	741,202	22.0
Zendesk, Inc.	21,390	1,787,348	52.9
Zions Bancorp. NA	108,768	4,902,174	145.2
Zynga, Inc., Class A	107,156	683,655	20.2

		76,466,710

Total Reference Entity — Long		163,176,512

Reference Entity — Short

Australia
Afterpay Touch Group Ltd.	(7,065)	(126,861)	(3.8)
Coles Group Ltd.	(10,276)	(99,772)	(3.0)
Link Administration Holdings Ltd.	(65,281)	(226,094)	(6.7)
NEXTDC Ltd.	(456,421)	(2,131,701)	(63.1)
Nufarm Ltd.	(9,228)	(30,650)	(0.9)
Westpac Banking Corp.	(19,688)	(386,277)	(11.4)

		(3,001,355)

Belgium
Anheuser-Busch InBev NV	(7,189)	(722,757)	(21.4)
Euronav NV	(146,437)	(1,232,499)	(36.5)

		(1,955,256)

Bermuda
Axis Capital Holdings Ltd.	(27,107)	(1,725,903)	(51.1)

Canada
AltaGas Ltd.	(15,883)	(243,215)	(7.2)
Barrick Gold Corp.	(16,975)	(275,886)	(8.2)
Bombardier, Inc., Class B	(224,500)	(386,130)	(11.4)
Cameco Corp.	(9,836)	(90,326)	(2.7)
Cenovus Energy, Inc.	(121,045)	(1,125,339)	(33.3)
First Majestic Silver Corp.	(9,486)	(89,484)	(2.6)
First Quantum Minerals Ltd.	(143,110)	(1,318,546)	(39.0)
Great Canadian Gaming Corp.	(16,936)	(562,309)	(16.7)
IAMGOLD Corp.	(13,047)	(47,451)	(1.4)
Inter Pipeline Ltd.	(74,671)	(1,256,587)	(37.2)
Kinaxis, Inc.	(10,453)	(657,530)	(19.5)
Onex Corp.	(17,151)	(1,036,103)	(30.7)
Pan American Silver Corp.	(33,432)	(509,155)	(15.1)
Premium Brands Holdings Corp.	(6,963)	(506,741)	(15.0)
SNC-Lavalin Group, Inc.	(18,572)	(293,820)	(8.7)
Stars Group, Inc.	(9,918)	(154,353)	(4.6)
WestJet Airlines Ltd.	(23,759)	(553,741)	(16.4)

		(9,106,716)

	Shares	Value	% of Basket Value

Denmark
Ambu A/S, Class B	(44,036)	$(644,850)	(19.1	) %
Pandora A/S	(14,049)	(538,530)	(15.9)

		(1,183,380)

France
Electricite de France SA	(9,404)	(116,751)	(3.5)
Elis SA	(66,889)	(1,242,495)	(36.8)
Getlink SE	(4,734)	(68,355)	(2.0)

		(1,427,601)

Germany
Bayer AG, Registered Shares	(3,314)	(214,644)	(6.4)
Delivery Hero SE	(12,446)	(597,847)	(17.7)
Gerresheimer AG	(19,379)	(1,507,336)	(44.6)

		(2,319,827)

Hong Kong
Kerry Logistics Network Ltd.	(21,000)	(36,006)	(1.0)
SJM Holdings Ltd.	(220,000)	(238,827)	(7.1)
VTech Holdings Ltd.	(33,800)	(296,437)	(8.8)

		(571,270)

Israel
Teva Pharmaceutical Industries Ltd.	(6,456)	(51,249)	(1.5)

Italy
Anima Holding SpA	(21,669)	(79,658)	(2.4)
Banco BPM SpA	(367,160)	(684,502)	(20.3)
FinecoBank Banca Fineco SpA	(50,161)	(499,000)	(14.8)
Pirelli & C SpA	(117,165)	(690,123)	(20.4)
Prada SpA	(555,600)	(1,705,555)	(50.5)
Prysmian SpA	(195,751)	(4,029,851)	(119.3)

		(7,688,689)

Japan
Acom Co. Ltd.	(21,900)	(77,361)	(2.3)
Aeon Co. Ltd.	(44,000)	(761,386)	(22.6)
Awa Bank Ltd.	(8,100)	(183,876)	(5.4)
Bandai Namco Holdings, Inc.	(9,900)	(532,217)	(15.8)
Bank of Kyoto Ltd.	(18,100)	(702,459)	(20.8)
Chugoku Bank Ltd.	(98,900)	(864,667)	(25.6)
Daifuku Co. Ltd.	(1,700)	(92,978)	(2.8)
Daiichi Sankyo Co. Ltd.	(26,600)	(1,616,403)	(47.9)
Daiwa House REIT Investment Corp.	(123)	(301,048)	(8.9)
Dowa Holdings Co. Ltd.	(45,100)	(1,424,332)	(42.2)
Fuji Electric Co. Ltd.	(500)	(15,275)	(0.5)
Hachijuni Bank Ltd.	(51,100)	(192,562)	(5.7)
Hikari Tsushin, Inc.	(3,600)	(793,716)	(23.5)
Hitachi High-Technologies Corp.	(16,200)	(816,271)	(24.2)
Hitachi Metals Ltd.	(9,600)	(100,928)	(3.0)
Hoya Corp.	(1,400)	(107,355)	(3.2)
Ibiden Co. Ltd.	(2,700)	(48,137)	(1.4)
Infomart Corp.	(45,000)	(606,982)	(18.0)
Iyo Bank Ltd.	(39,100)	(190,030)	(5.6)
Japan Airport Terminal Co. Ltd.	(6,200)	(256,353)	(7.6)
Japan Lifeline Co. Ltd.	(9,100)	(160,163)	(4.7)
Japan Prime Realty Investment Corp.	(20)	(88,412)	(2.6)
Japan Real Estate Investment Corp.	(142)	(888,233)	(26.3)
Japan Retail Fund Investment Corp.	(81)	(163,193)	(4.8)
Kamigumi Co. Ltd.	(3,200)	(73,565)	(2.2)
Kansai Mirai Financial Group, Inc.	(44,700)	(300,206)	(8.9)
Keihan Holdings Co. Ltd.	(28,100)	(1,138,915)	(33.7)
Keio Corp.	(9,900)	(612,590)	(18.1)
Keisei Electric Railway Co. Ltd.	(51,600)	(1,896,685)	(56.2)
Kintetsu Group Holdings Co. Ltd.	(6,300)	(298,703)	(8.8)

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Koei Tecmo Holdings Co. Ltd.	(10,900)	$(208,836)	(6.2	) %
Kusuri no Aoki Holdings Co. Ltd.	(11,400)	(753,745)	(22.3)
Minebea Mitsumi, Inc.	(175,400)	(2,993,635)	(88.7)
MISUMI Group, Inc.	(27,900)	(626,118)	(18.5)
Mochida Pharmaceutical Co. Ltd.	(18,600)	(781,260)	(23.1)
Murata Manufacturing Co. Ltd.	(26,600)	(1,218,045)	(36.1)
Nabtesco Corp.	(34,800)	(937,494)	(27.8)
Nagoya Railroad Co. Ltd.	(3,100)	(85,342)	(2.5)
Nexon Co. Ltd.	(8,800)	(139,291)	(4.1)
NOF Corp.	(8,100)	(289,934)	(8.6)
Renesas Electronics Corp.	(2,900)	(17,044)	(0.5)
Sanrio Co. Ltd.	(16,400)	(330,837)	(9.8)
SBI Holdings, Inc.	(35,100)	(798,032)	(23.6)
SG Holdings Co. Ltd.	(21,900)	(578,928)	(17.1)
Shiga Bank Ltd.	(18,200)	(401,381)	(11.9)
Shinsei Bank Ltd.	(36,000)	(543,779)	(16.1)
Shochiku Co. Ltd.	(900)	(98,527)	(2.9)
Sony Financial Holdings, Inc.	(20,300)	(491,807)	(14.6)
Square Enix Holdings Co. Ltd.	(1,400)	(47,753)	(1.4)
Sumitomo Metal Mining Co. Ltd.	(31,800)	(903,247)	(26.8)
Sysmex Corp.	(15,500)	(1,125,348)	(33.3)
Taiyo Nippon Sanso Corp.	(14,900)	(305,512)	(9.1)
TDK Corp.	(3,600)	(276,398)	(8.2)
THK Co. Ltd.	(2,300)	(57,965)	(1.7)
Toho Gas Co. Ltd.	(1,800)	(68,445)	(2.0)
TOTO Ltd.	(7,600)	(304,313)	(9.0)
Toyo Suisan Kaisha Ltd.	(2,100)	(84,448)	(2.5)
USS Co. Ltd.	(91,200)	(1,806,032)	(53.5)
Yamaha Corp.	(500)	(23,571)	(0.7)
Yaskawa Electric Corp.	(9,500)	(314,373)	(9.3)
ZOZO, Inc.	(14,900)	(280,959)	(8.3)

		(32,197,400)

Luxembourg
B&M European Value Retail SA	(44,003)	(197,512)	(5.9)
Tenaris SA	(216,015)	(2,706,447)	(80.1)

		(2,903,959)

Netherlands
Altice Europe NV, Class A	(82,747)	(308,054)	(9.1)
OCI NV	(15,844)	(413,243)	(12.2)
SBM Offshore NV	(16,319)	(322,906)	(9.6)

		(1,044,203)

Singapore
CapitaLand Ltd.	(510,600)	(1,337,677)	(39.6)
City Developments Ltd.	(331,800)	(2,328,358)	(69.0)
ComfortDelGro Corp. Ltd.	(296,200)	(580,548)	(17.2)
Mapletree Logistics Trust	(1,629,900)	(1,822,540)	(54.0)
SembCorp Industries Ltd.	(234,500)	(396,769)	(11.7)
Singapore Airlines Ltd.	(13,600)	(95,216)	(2.8)
UOL Group Ltd.	(29,100)	(154,656)	(4.6)

		(6,715,764)

Spain
Ence Energia y Celulosa SA	(4,079)	(14,746)	(0.5)
Ferrovial SA	(8,728)	(227,048)	(6.7)

		(241,794)

Sweden
Autoliv, Inc.	(7,797)	(562,554)	(16.6)
Husqvarna AB, B Shares	(59,776)	(529,307)	(15.7)
Tele2 AB, B Shares	(183,422)	(2,620,985)	(77.6)

		(3,712,846)

	Shares	Value	% of Basket Value

Switzerland
Cie Financiere Richemont SA, Registered Shares	(31,375)	$(2,688,625)	(79.6	) %
Credit Suisse Group AG, Registered Shares	(76,672)	(927,044)	(27.5)
Georg Fischer AG, Registered Shares	(237)	(204,287)	(6.0)
Lonza Group AG, Registered Shares	(3,416)	(1,170,163)	(34.7)
STMicroelectronics NV	(26,134)	(477,656)	(14.1)
Swatch Group AG	(6,390)	(1,856,116)	(55.0)
Swatch Group AG, Registered Shares	(11,681)	(636,981)	(18.9)

		(7,960,872)

United Kingdom
Cairn Energy PLC	(217,198)	(416,891)	(12.3)
Capita PLC	(426,546)	(601,576)	(17.8)
Capital & Counties Properties PLC	(530,742)	(1,276,142)	(37.8)
CNH Industrial NV	(28,748)	(291,088)	(8.6)
Cobham PLC	(55,733)	(111,597)	(3.3)
Domino’s Pizza Group PLC	(235,313)	(707,146)	(20.9)
Ferguson PLC	(8,379)	(623,504)	(18.5)
KAZ Minerals PLC	(86,011)	(595,377)	(17.6)
Melrose Industries PLC	(733,842)	(1,656,216)	(49.1)
Micro Focus International PLC	(3,087)	(65,025)	(1.9)
Ocado Group PLC	(93,044)	(1,404,451)	(41.6)
Royal Bank of Scotland Group PLC	(56,312)	(148,356)	(4.4)
Tullow Oil PLC	(21,448)	(50,255)	(1.5)
Whitbread PLC	(53,037)	(2,913,503)	(86.3)

		(10,861,127)

United States
Air Lease Corp.	(25,564)	(1,068,320)	(31.6)
American Airlines Group, Inc.	(9,720)	(296,557)	(8.8)
American International Group, Inc.	(13,955)	(781,340)	(23.1)
Arconic, Inc.	(124,732)	(3,123,289)	(92.5)
Arrow Electronics, Inc.	(618)	(44,873)	(1.3)
Avery Dennison Corp.	(1,201)	(137,959)	(4.1)
Best Buy Co., Inc.	(7,785)	(595,786)	(17.6)
Brunswick Corp.	(2,229)	(109,578)	(3.2)
BWX Technologies, Inc.	(45,873)	(2,473,013)	(73.2)
CDK Global, Inc.	(5,982)	(310,286)	(9.2)
Celanese Corp.	(857)	(96,130)	(2.9)
CF Industries Holdings, Inc.	(24,297)	(1,204,159)	(35.7)
Charter Communications, Inc., Class A	(1,894)	(729,910)	(21.6)
Chevron Corp.	(1,818)	(223,814)	(6.6)
ConAgra Foods, Inc.	(21,747)	(627,836)	(18.6)
CoreLogic, Inc.	(59,045)	(2,690,681)	(79.7)
Coty, Inc., Class A	(132,488)	(1,445,444)	(42.8)
Crowdstrike Holdings, Inc., Class A	(64,720)	(5,764,610)	(170.7)
DaVita, Inc.	(3,865)	(231,320)	(6.9)
Deere & Co.	(3,203)	(530,577)	(15.7)
Dentsply Sirona, Inc.	(5,017)	(273,176)	(8.1)
Diamondback Energy, Inc.	(12,341)	(1,276,430)	(37.8)
DISH Network Corp., Class A	(7,948)	(269,119)	(8.0)
Edison International	(32,903)	(2,452,590)	(72.6)
Element Solutions, Inc.	(12,648)	(126,733)	(3.8)
EQT Corp.	(1,792)	(27,077)	(0.8)
Fastenal Co.	(39,252)	(1,208,962)	(35.8)
Gaming and Leisure Properties, Inc.	(4,103)	(154,724)	(4.6)
GCI Liberty, Inc., Class A	(24,897)	(1,487,098)	(44.0)
General Motors Co.	(24,598)	(992,283)	(29.4)
Goldman Sachs Group, Inc.	(7,691)	(1,693,020)	(50.1)
Guardant Health, Inc.	(4,810)	(452,092)	(13.4)
Hasbro, Inc.	(1,547)	(187,435)	(5.6)
Hilton Grand Vacations, Inc.	(10,135)	(331,415)	(9.8)
Hospitality Properties Trust	(1,360)	(33,606)	(1.0)
II-VI, Inc.	(1,319)	(52,364)	(1.6)

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Ingevity Corp.	(1,313)	$(129,383)	(3.8	) %
Interactive Brokers Group, Inc., Class A	(1,300)	(66,638)	(2.0)
Iridium Communications, Inc.	(4,317)	(109,824)	(3.3)
JB Hunt Transport Services, Inc.	(18,694)	(1,913,705)	(56.7)
JBG SMITH Properties	(61,740)	(2,415,886)	(71.5)
Kansas City Southern	(4,086)	(505,602)	(15.0)
KBR, Inc.	(16,664)	(439,596)	(13.0)
Liberty Media Corp-Liberty Formula One, Class C	(12,452)	(490,360)	(14.5)
Liberty Property Trust	(456)	(23,849)	(0.7)
Lincoln Electric Holdings, Inc.	(5,720)	(483,454)	(14.3)
Littelfuse, Inc.	(466)	(78,735)	(2.3)
Lumentum Holdings, Inc.	(24,410)	(1,382,338)	(40.9)
MGM Resorts International	(105,022)	(3,152,760)	(93.4)
Mohawk Industries, Inc.	(1,784)	(222,447)	(6.6)
Monolithic Power Systems, Inc.	(278)	(41,189)	(1.2)
NextEra Energy, Inc.	(4,603)	(953,604)	(28.2)
NiSource, Inc.	(77,374)	(2,297,234)	(68.0)
Patterson-UTI Energy, Inc.	(56,397)	(655,897)	(19.4)
Pioneer Natural Resources Co.	(3,900)	(538,356)	(15.9)
Proto Labs, Inc.	(169)	(17,593)	(0.5)
Rogers Corp.	(8,659)	(1,373,837)	(40.7)
Roku, Inc.	(7,509)	(775,905)	(23.0)
Royal Gold, Inc.	(4,052)	(463,751)	(13.7)
Sabra Health Care REIT, Inc.	(86,963)	(1,794,916)	(53.2)
Sabre Corp.	(18,648)	(438,414)	(13.0)
Santander Consumer USA Holdings, Inc.	(14,833)	(399,156)	(11.8)
Spirit AeroSystems Holdings, Inc., Class A	(8,231)	(632,470)	(18.7)
Spirit Airlines, Inc.	(1,104)	(46,843)	(1.4)
Stericycle, Inc.	(20,328)	(934,275)	(27.7)
T-Mobile U.S., Inc.	(2,507)	(199,883)	(5.9)
Terex Corp.	(6,232)	(189,764)	(5.6)
Toro Co.	(3,876)	(282,250)	(8.4)
Trade Desk, Inc., Class A	(763)	(200,906)	(6.0)
Tradeweb Markets, Inc., Class A	(5,376)	(254,607)	(7.5)
Ubiquiti Networks, Inc.	(794)	(102,212)	(3.0)
UDR, Inc.	(930)	(42,836)	(1.3)
United States Steel Corp.	(18,356)	(275,891)	(8.2)
Welltower, Inc.	(14,370)	(1,194,434)	(35.4)
Western Digital Corp.	(20,445)	(1,101,781)	(32.6)
Western Union Co.	(131,988)	(2,771,748)	(82.1)
WEX, Inc.	(5,251)	(1,145,086)	(33.9)
WPX Energy, Inc.	(10,339)	(107,939)	(3.2)
Wynn Resorts Ltd.	(7,129)	(927,269)	(27.5)
Zimmer Biomet Holdings, Inc.	(387)	(52,295)	(1.6)

		(65,130,524)

Total Reference Entity — Short		(159,799,735)

Net Value of Reference Entity — Bank of America, N.A.		$3,376,777

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America, N.A. as of July 31, 2019 expiration dates 02/17/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Canada
Domtar Corp.	2,063	$87,574	76.2%

Ireland
Allegion PLC	1,110	114,930	99.9

Puerto Rico
Popular, Inc.	686	39,486	34.3

Switzerland
Transocean Ltd.	3,368	20,478	17.8

United Kingdom
Delphi Technologies PLC	1,660	31,108	27.1

United States
Acadia Realty Trust	6,779	190,287	165.5
ADT, Inc.	22,215	141,065	122.7
Advance Auto Parts, Inc.	216	32,538	28.3
AECOM	1,655	59,497	51.7
AGCO Corp.	661	50,897	44.3
Alcoa Corp.	2,147	48,286	42.0
Allison Transmission Holdings, Inc.	1,338	61,481	53.5
Allstate Corp.	656	70,454	61.3
Altria Group, Inc.	1,063	50,035	43.5
Amdocs Ltd.	5,459	349,321	303.7
Ameriprise Financial, Inc.	687	99,965	86.9
Amkor Technology, Inc.	4,622	42,661	37.1
AMN Healthcare Services, Inc.	1,566	83,593	72.7
Aqua America, Inc.	1,481	62,128	54.0
Archer-Daniels-Midland Co.	990	40,669	35.4
Aspen Technology, Inc.	1,870	246,597	214.4
Athene Holding Ltd., Class A	654	26,722	23.2
Autodesk, Inc.	327	51,068	44.4
Bio-Rad Laboratories, Inc., Class A	579	182,327	158.5
Bloomin’ Brands, Inc.	6,781	115,480	100.4
BOK Financial Corp.	859	71,881	62.5
Boston Beer Co., Inc., Class A	69	27,070	23.5
Boyd Gaming Corp.	3,767	99,788	86.8
Bright Horizons Family Solutions, Inc.	983	149,485	130.0
Bristol-Myers Squibb Co.	777	34,507	30.0
Broadridge Financial Solutions, Inc.	570	72,458	63.0
Brown & Brown, Inc.	750	26,948	23.4
Bruker Corp.	570	27,275	23.7
Cable One, Inc.	73	88,826	77.2
CareTrust REIT, Inc.	1,140	26,482	23.0
Cargurus, Inc.	6,495	242,069	210.5
Carlisle Cos., Inc.	138	19,901	17.3
Cars.com, Inc.	7,964	151,316	131.6
Cboe Global Markets, Inc.	256	27,983	24.3
CenterPoint Energy, Inc.	2,206	63,996	55.6
Charles River Laboratories International, Inc.	362	48,703	42.4
Cheesecake Factory, Inc.	899	38,729	33.7
Cheniere Energy, Inc.	1,662	108,279	94.2
Cinemark Holdings, Inc.	6,241	249,141	216.6
Citizens Financial Group, Inc.	1,401	52,201	45.4
CNO Financial Group, Inc.	10,578	178,874	155.5
Cogent Communications Holdings, Inc.	377	23,755	20.7
Columbia Sportswear Co.	425	45,042	39.2
Conduent, Inc.	9,468	86,159	74.9

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Continental Resources, Inc.	932	$34,642	30.1%
Crown Castle International Corp.	236	31,449	27.3
Danaher Corp.	635	89,218	77.6
Deluxe Corp.	636	28,378	24.7
Diamond Offshore Drilling, Inc.	1,634	14,771	12.8
Dropbox, Inc., Class A	3,461	81,541	70.9
Dunkin’ Brands Group, Inc.	239	19,158	16.7
East West Bancorp, Inc.	146	7,009	6.1
EastGroup Properties, Inc.	428	51,565	44.8
Eaton Corp. PLC	319	26,219	22.8
Ecolab, Inc.	356	71,816	62.4
Encompass Health Corp.	203	12,960	11.3
Energizer Holdings, Inc.	3,392	142,735	124.1
EOG Resources, Inc.	2,016	173,074	150.5
Essent Group Ltd.	1,206	55,669	48.4
Essential Properties Realty Trust, Inc.	2,105	44,458	38.7
Estee Lauder Cos., Inc., Class A	151	27,813	24.2
Exact Sciences Corp.	244	28,087	24.4
Extended Stay America, Inc.	5,602	93,665	81.4
First American Financial Corp.	1,858	107,430	93.4
Five9, Inc.	1,748	86,299	75.0
Ford Motor Co.	5,919	56,408	49.0
Freshpet, Inc.	553	24,968	21.7
GATX Corp.	177	13,604	11.8
Generac Holdings, Inc.	933	67,456	58.7
Goodyear Tire & Rubber Co.	15,460	212,266	184.6
Green Dot Corp., Class A	867	43,948	38.2
H&R Block, Inc.	5,514	152,683	132.8
Hanover Insurance Group, Inc.	253	32,817	28.5
HCP, Inc.	1,621	51,759	45.0
Healthcare Trust of America, Inc., Class A	3,772	101,580	88.3
HEICO Corp.	258	35,282	30.7
Hill-Rom Holdings, Inc.	277	29,539	25.7
Horizon Therapeutics PLC	1,078	26,831	23.3
Host Hotels & Resorts, Inc.	5,819	101,192	88.0
Houlihan Lokey, Inc.	13,748	632,408	549.9
HubSpot, Inc.	378	67,556	58.7
Huntsman Corp.	7,985	164,092	142.7
Iberiabank Corp.	533	41,878	36.4
IDACORP, Inc.	267	27,250	23.7
IDEXX Laboratories, Inc.	101	28,487	24.8
Ingredion, Inc.	2,999	231,793	201.5
Inogen, Inc.	756	46,494	40.4
Insperity, Inc.	649	69,021	60.0
Insulet Corp.	889	109,294	95.0
Intercontinental Exchange, Inc.	273	23,986	20.9
Interpublic Group of Cos., Inc.	683	15,654	13.6
Intuit, Inc.	137	37,991	33.0
Invesco Mortgage Capital, Inc.	4,004	65,986	57.4
Invitation Homes, Inc.	944	25,932	22.5
Iron Mountain, Inc.	1,685	49,556	43.1
J.M. Smucker Co.	237	26,352	22.9
j2 Global, Inc.	2,097	186,822	162.4
John Bean Technologies Corp.	186	22,071	19.2
Kemper Corp.	547	48,147	41.9
Lamar Advertising Co., Class A	1,236	100,017	87.0
Landstar System, Inc.	667	74,217	64.5
LHC Group, Inc.	179	22,658	19.7
Macerich Co.	810	26,771	23.3
Macquarie Infrastructure Corp.	8,609	356,757	310.2
Macy’s, Inc.	828	18,820	16.4
Marathon Petroleum Corp.	792	44,661	38.8

	Shares	Value	% of Basket Value

United States (continued)
Masimo Corp.	1,305	$205,994	179.1%
Match Group, Inc.	272	20,479	17.8
MEDIA GEN, Inc. CVR	3,231	—	0.0
MEDNAX, Inc.	6,033	148,231	128.9
Mercury General Corp.	1,704	96,634	84.0
Meritor, Inc.	298	7,370	6.4
MGIC Investment Corp.	44,817	575,898	500.8
Middleby Corp.	85	11,422	9.9
MSC Industrial Direct Co., Inc., Class A	2,511	178,407	155.1
MSG Networks, Inc., Class A	1,246	23,662	20.6
National Health Investors, Inc.	35	2,778	2.4
National Oilwell Varco, Inc.	13,832	329,478	286.5
National Storage Affiliates Trust	1,384	41,921	36.5
Navistar International Corp.	756	23,617	20.5
NCR Corp.	1,608	54,367	47.3
NetApp, Inc.	500	29,245	25.4
New Relic, Inc.	1,363	126,991	110.4
New York Community Bancorp, Inc.	5,856	67,520	58.7
Nordstrom, Inc.	4,939	163,530	142.2
Norwegian Cruise Line Holdings Ltd.	4,356	215,361	187.3
Nu Skin Enterprises, Inc., Class A	477	19,070	16.6
NVIDIA Corp.	331	55,846	48.6
OGE Energy Corp.	1,589	68,248	59.3
OneMain Holdings, Inc.	2,978	123,438	107.3
Oshkosh Corp.	1,298	108,474	94.3
OSI Systems, Inc.	69	7,767	6.8
PacWest Bancorp	557	21,517	18.7
Park Hotels & Resorts, Inc.	6,303	166,462	144.7
Parker-Hannifin Corp.	331	57,952	50.4
Paycom Software, Inc.	141	33,946	29.5
Paylocity Holding Corp.	4,794	489,419	425.6
Penske Automotive Group, Inc.	2,409	110,742	96.3
Penumbra, Inc.	214	35,866	31.2
Physicians Realty Trust	1,479	25,454	22.1
Pinnacle West Capital Corp.	395	36,032	31.3
Planet Fitness, Inc., Class A	2,783	218,911	190.3
PPL Corp.	1,403	41,571	36.1
Prestige Consumer Healthcare, Inc.	1,300	44,980	39.1
Primerica, Inc.	182	22,330	19.4
Pure Storage, Inc., Class A	7,069	107,025	93.1
Regeneron Pharmaceuticals, Inc.	66	20,114	17.5
Reliance Steel & Aluminum Co.	374	37,381	32.5
Rexnord Corp.	2,916	85,410	74.3
Robert Half International, Inc.	536	32,380	28.2
Roper Technologies, Inc.	106	38,547	33.5
Ryder System, Inc.	3,509	186,889	162.5
salesforce.com, Inc.	562	86,829	75.5
Sanmina Corp.	1,719	54,578	47.5
Scotts Miracle-Gro Co.	1,156	129,680	112.8
ServiceMaster Global Holdings, Inc.	3,340	177,788	154.6
ServiceNow, Inc.	255	70,734	61.5
Sirius XM Holdings, Inc.	75,095	470,095	408.8
SL Green Realty Corp.	12,388	1,004,419	873.4
Smartsheet, Inc., Class A	410	20,463	17.8
South Jersey Industries, Inc.	2,671	90,948	79.1
SPX Corp.	905	31,585	27.5
Stifel Financial Corp.	4,166	249,168	216.7
Strategic Education, Inc.	523	93,089	80.9
SYNNEX Corp.	788	77,650	67.5
Synovus Financial Corp.	1,345	51,339	44.6
Taubman Centers, Inc.	4,358	176,586	153.5
TCF Financial Corp.	4,525	190,231	165.4

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Telephone & Data Systems, Inc.	1,468	$47,475	41.3%
Tempur Sealy International, Inc.	3,558	285,423	248.2
Tenneco, Inc., Class A	3,966	35,853	31.2
Terreno Realty Corp.	380	18,567	16.1
TriNet Group, Inc.	736	54,125	47.1
Trinity Industries, Inc.	1,382	27,087	23.6
Twilio, Inc., Class A	503	69,972	60.8
UGI Corp.	1,502	76,737	66.7
Ulta Salon Cosmetics & Fragrance, Inc.	535	186,849	162.5
Unum Group	575	18,371	16.0
Veeva Systems, Inc., Class A	936	155,282	135.0
VeriSign, Inc.	127	26,808	23.3
ViaSat, Inc.	1,466	119,611	104.0
Wabash National Corp.	576	9,118	7.9
Webster Financial Corp.	5,492	280,092	243.5
WESCO International, Inc.	2,457	124,668	108.4
Wintrust Financial Corp.	4,297	307,407	267.3
Wolverine World Wide, Inc.	797	21,639	18.8
Woodward, Inc.	786	88,063	76.6
Workday, Inc., Class A	101	20,198	17.6
Workiva, Inc.	588	33,804	29.4
Yelp, Inc.	744	26,077	22.7
Zendesk, Inc.	666	55,651	48.4
Zions Bancorp. NA	21,249	957,692	832.7

		19,249,326

Total Reference Entity — Long		19,542,902

Reference Entity — Short

Bermuda
Axis Capital Holdings Ltd.	(1,214)	(77,295)	(67.2)
Everest Re Group Ltd.	(1,098)	(270,811)	(235.5)
Helen of Troy Ltd.	(436)	(64,650)	(56.2)
Triton International Ltd.	(7,499)	(248,067)	(215.7)

		(660,823)

Ireland
AerCap Holdings NV	(732)	(39,916)	(34.7)
ICON PLC	(162)	(25,299)	(22.0)
Perrigo Co. PLC	(2,156)	(116,446)	(101.3)

		(181,661)

Luxembourg
Intelsat SA	(6,365)	(144,104)	(125.3)

Netherlands
InterXion Holding NV	(998)	(75,149)	(65.3)

Sweden
Autoliv, Inc.	(1,139)	(82,179)	(71.4)

Thailand
Fabrinet	(417)	(22,385)	(19.5)

United Kingdom
Aptiv PLC	(1,162)	(101,849)	(88.6)
CNH Industrial NV	(470)	(4,752)	(4.1)
Farfetch Ltd., Class A	(2,467)	(49,587)	(43.1)
IHS Markit Ltd.	(3,906)	(251,624)	(218.8)
Liberty Global PLC, Class A	(3,317)	(88,464)	(76.9)
TechnipFMC PLC	(1,461)	(40,236)	(35.0)

		(536,512)

United States
3D Systems Corp.	(11,994)	(108,186)	(94.1)

	Shares	Value	% of Basket Value

United States (continued)
Abbott Laboratories	(443)	$(38,585)	(33.6	) %
ABIOMED, Inc.	(87)	(24,235)	(21.1)
Acuity Brands, Inc.	(646)	(86,706)	(75.4)
Aerovironment, Inc.	(391)	(21,446)	(18.6)
AGNC Investment Corp.	(1,586)	(27,184)	(23.6)
Alteryx, Inc., Class A	(566)	(66,528)	(57.8)
Amedisys, Inc.	(436)	(60,120)	(52.3)
American Airlines Group, Inc.	(3,489)	(106,449)	(92.6)
ANGI Homeservices, Inc., Class A	(7,338)	(101,631)	(88.4)
Annaly Capital Management, Inc.	(2,303)	(21,994)	(19.1)
Anthem, Inc.	(176)	(51,851)	(45.1)
Appian Corp.	(1,514)	(59,485)	(51.7)
Arconic, Inc.	(1,092)	(27,344)	(23.8)
Arcosa, Inc.	(594)	(22,275)	(19.4)
Arthur J Gallagher & Co.	(245)	(22,155)	(19.3)
ASGN, Inc.	(747)	(47,098)	(41.0)
Assurant, Inc.	(866)	(98,170)	(85.4)
Atlantic Union Bankshares Corp.	(1,001)	(38,068)	(33.1)
Avery Dennison Corp.	(793)	(91,092)	(79.2)
Bank of Hawaii Corp.	(1,090)	(92,922)	(80.8)
Baxter International, Inc.	(787)	(66,084)	(57.5)
Brady Corp., Class A	(323)	(16,709)	(14.5)
Brighthouse Financial, Inc.	(1,552)	(60,792)	(52.9)
Casey’s General Stores, Inc.	(209)	(33,839)	(29.4)
Caterpillar, Inc.	(380)	(50,035)	(43.5)
Cavco Industries, Inc.	(396)	(70,231)	(61.1)
CBRE Group, Inc., Class A	(2,738)	(145,141)	(126.2)
CDK Global, Inc.	(1,256)	(65,149)	(56.6)
Chewy, Inc., Class A	(9,139)	(306,705)	(266.7)
Children’s Place, Inc.	(305)	(29,789)	(25.9)
Chimera Investment Corp.	(2,259)	(43,554)	(37.9)
Churchill Downs, Inc.	(587)	(70,235)	(61.1)
Cimarex Energy Co.	(743)	(37,648)	(32.7)
Clorox Co.	(134)	(21,788)	(18.9)
Cognizant Technology Solutions Corp., Class A	(717)	(46,705)	(40.6)
Coherent, Inc.	(1,116)	(154,957)	(134.7)
Commerce Bancshares, Inc.	(3,234)	(196,724)	(171.1)
Corning, Inc.	(1,393)	(42,835)	(37.2)
Crowdstrike Holdings, Inc., Class A	(7,469)	(665,264)	(578.5)
Crown Holdings, Inc.	(425)	(27,204)	(23.7)
Cushman & Wakefield PLC	(4,227)	(83,864)	(72.9)
CyrusOne, Inc.	(369)	(21,181)	(18.4)
Darling International, Inc.	(7,720)	(156,948)	(136.5)
DaVita, Inc.	(734)	(43,930)	(38.2)
Deckers Outdoor Corp.	(189)	(29,537)	(25.7)
Dentsply Sirona, Inc.	(378)	(20,582)	(17.9)
Diamondback Energy, Inc.	(440)	(45,509)	(39.6)
Domino’s Pizza, Inc.	(242)	(59,176)	(51.5)
Dycom Industries, Inc.	(1,925)	(106,183)	(92.3)
eHealth, Inc.	(758)	(78,642)	(68.4)
Enphase Energy, Inc.	(1,402)	(39,466)	(34.3)
EPAM Systems, Inc.	(250)	(48,447)	(42.1)
EPR Properties	(1,176)	(87,530)	(76.1)
Erie Indemnity Co., Class A	(569)	(126,756)	(110.2)
Evo Payments, Inc., Class A	(1,678)	(52,219)	(45.4)
Fair Isaac Corp.	(148)	(51,418)	(44.7)
Fastenal Co.	(6,230)	(191,884)	(166.8)
FireEye, Inc.	(2,485)	(37,275)	(32.4)
First Financial Bankshares, Inc.	(3,578)	(117,180)	(101.9)
First Republic Bank	(8,229)	(817,633)	(710.9)
Flagstar Bancorp, Inc.	(1,425)	(49,134)	(42.7)
ForeScout Technologies, Inc.	(533)	(19,913)	(17.3)

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
FTI Consulting, Inc.	(34)	$(3,551)	(3.1	) %
Gartner, Inc.	(209)	(29,120)	(25.3)
GCP Applied Technologies, Inc.	(1,012)	(22,294)	(19.4)
General Electric Co.	(2,291)	(23,941)	(20.8)
General Motors Co.	(3,898)	(157,245)	(136.7)
Goldman Sachs Group, Inc.	(6,634)	(1,460,342)	(1,269.8)
Graham Holdings Co., Class B	(53)	(39,365)	(34.2)
Guardant Health, Inc.	(4,166)	(391,562)	(340.5)
Guess?, Inc.	(4,088)	(68,883)	(59.9)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	(1,711)	(46,967)	(40.8)
Hawaiian Electric Industries, Inc.	(4,545)	(203,616)	(177.0)
Helmerich & Payne, Inc.	(1,467)	(72,881)	(63.4)
Hilton Grand Vacations, Inc.	(2,585)	(84,529)	(73.5)
Hilton Worldwide Holdings, Inc.	(742)	(71,640)	(62.3)
Hospitality Properties Trust	(5,320)	(131,457)	(114.3)
Hyatt Hotels Corp., Class A	(416)	(32,178)	(28.0)
Innoviva, Inc.	(1,300)	(15,444)	(13.4)
Interactive Brokers Group, Inc., Class A	(5,823)	(298,487)	(259.5)
iRobot Corp.	(1,076)	(78,656)	(68.4)
JB Hunt Transport Services, Inc.	(2,900)	(296,873)	(258.1)
JBG SMITH Properties	(3,019)	(118,133)	(102.7)
Johnson Controls International PLC	(3,795)	(161,060)	(140.0)
Juniper Networks, Inc.	(740)	(19,995)	(17.4)
KBR, Inc.	(3,215)	(84,812)	(73.7)
Kennametal, Inc.	(907)	(31,364)	(27.3)
Knight-Swift Transportation Holdings, Inc.	(2,360)	(84,582)	(73.5)
Kontoor Brands, Inc.	(638)	(18,713)	(16.3)
LendingClub Corp.	(1,263)	(18,667)	(16.2)
Levi Strauss & Co., Class A	(3,180)	(60,611)	(52.7)
LGI Homes, Inc.	(1,881)	(132,215)	(115.0)
Livent Corp.	(2,496)	(16,074)	(14.0)
M&T Bank Corp.	(56)	(9,198)	(8.0)
Madison Square Garden Co., Class A	(613)	(177,795)	(154.6)
ManpowerGroup, Inc.	(1,584)	(144,698)	(125.8)
Markel Corp.	(21)	(23,393)	(20.3)
McDermott International, Inc.	(21,777)	(139,808)	(121.6)
MGM Resorts International	(5,226)	(156,885)	(136.4)
MGP Ingredients, Inc.	(329)	(16,447)	(14.3)
Moog, Inc., Class A	(554)	(45,129)	(39.2)
National Fuel Gas Co.	(5,228)	(249,585)	(217.0)
Northern Trust Corp.	(1,484)	(145,432)	(126.5)
NRG Energy, Inc.	(6,134)	(209,415)	(182.1)
Nucor Corp.	(1,028)	(55,903)	(48.6)
Office Depot, Inc.	(1,655)	(3,376)	(2.9)
Old Dominion Freight Line, Inc.	(460)	(76,811)	(66.8)
Old Republic International Corp.	(5,640)	(128,648)	(111.9)
Omnicom Group, Inc.	(803)	(64,417)	(56.0)
Pacific Premier Bancorp, Inc.	(1,821)	(57,598)	(50.1)
Pagerduty, Inc.	(7,911)	(349,666)	(304.0)
Papa John’s International, Inc.	(522)	(23,187)	(20.2)
Patterson-UTI Energy, Inc.	(1,629)	(18,945)	(16.5)
Pfizer, Inc.	(7,208)	(279,959)	(243.4)
Pitney Bowes, Inc.	(6,644)	(26,908)	(23.4)
Pivotal Software, Inc., Class A	(2,275)	(21,567)	(18.8)
Polaris Industries, Inc.	(2,243)	(212,345)	(184.6)
PotlatchDeltic Corp.	(5,173)	(190,470)	(165.6)
PRA Health Sciences, Inc.	(2,081)	(207,913)	(180.8)
ProAssurance Corp.	(218)	(8,522)	(7.4)
Proto Labs, Inc.	(1,298)	(135,122)	(117.5)
PTC, Inc.	(1,372)	(92,994)	(80.9)
Resideo Technologies, Inc.	(2,225)	(41,963)	(36.5)

	Shares	Value	% of Basket Value

United States (continued)
Restoration Hardware	(1,759)	$(245,205)	(213.2	) %
Rogers Corp.	(1,197)	(189,916)	(165.1)
Sabra Health Care REIT, Inc.	(5,922)	(122,230)	(106.3)
Sabre Corp.	(5,420)	(127,424)	(110.8)
SEI Investments Co.	(565)	(33,668)	(29.3)
Semtech Corp.	(406)	(21,465)	(18.7)
Signature Bank	(816)	(104,007)	(90.4)
SLM Corp.	(15,203)	(138,499)	(120.4)
SPX FLOW, Inc.	(730)	(29,609)	(25.7)
STAAR Surgical Co.	(2,274)	(66,651)	(58.0)
Stericycle, Inc.	(1,204)	(55,336)	(48.1)
Stitch Fix, Inc., Class A	(270)	(7,042)	(6.1)
Summit Materials, Inc., Class A	(3,964)	(73,096)	(63.6)
Take-Two Interactive Software, Inc.	(168)	(20,583)	(17.9)
Tellurian, Inc.	(3,163)	(19,516)	(17.0)
Tenet Healthcare Corp.	(575)	(13,553)	(11.8)
Total System Services, Inc.	(244)	(33,116)	(28.8)
Tradeweb Markets, Inc., Class A	(4,764)	(225,623)	(196.2)
TripAdvisor, Inc.	(359)	(15,850)	(13.8)
Ubiquiti Networks, Inc.	(2,433)	(313,200)	(272.3)
United Bankshares, Inc.	(4,884)	(183,590)	(159.6)
United Parcel Service, Inc., Class B	(377)	(45,040)	(39.2)
United States Steel Corp.	(5,217)	(78,412)	(68.2)
Universal Display Corp.	(40)	(8,443)	(7.3)
Upwork, Inc.	(4,292)	(70,560)	(61.4)
USANA Health Sciences, Inc.	(474)	(32,256)	(28.0)
Valley National Bancorp	(3,092)	(34,507)	(30.0)
VEREIT, Inc.	(3,399)	(30,999)	(27.0)
Viavi Solutions, Inc.	(1,857)	(27,242)	(23.7)
Virtu Financial, Inc., Class A	(7,530)	(163,250)	(141.9)
Vishay Intertechnology, Inc.	(1,303)	(22,151)	(19.3)
Walgreens Boots Alliance, Inc.	(2,276)	(124,019)	(107.8)
Waters Corp.	(586)	(123,388)	(107.3)
WEC Energy Group, Inc.	(665)	(56,831)	(49.4)
Welltower, Inc.	(1,797)	(149,367)	(129.9)
Whirlpool Corp.	(549)	(79,869)	(69.4)
White Mountains Insurance Group Ltd.	(142)	(152,792)	(132.9)
World Wrestling Entertainment, Inc., Class A	(1,045)	(76,055)	(66.1)
WPX Energy, Inc.	(6,749)	(70,460)	(61.3)
Wynn Resorts Ltd.	(1,218)	(158,425)	(137.8)
Xerox Corp.	(900)	(28,890)	(25.1)
YETI Holdings, Inc.	(5,013)	(174,252)	(151.5)
Zogenix, Inc.	(524)	(25,241)	(21.9)
Zoom Video Communications, Inc., Class A	(7,299)	(697,127)	(606.2)
Zuora, Inc., Class A	(1,176)	(17,652)	(15.3)

		(17,725,082)

Total Reference Entity — Short		(19,427,895)

Net Value of Reference Entity — Bank of America, N.A.		$115,007

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Deutsche Bank A.G. as of July 31, 2019 expiration dates 01/30/23 — 02/23/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Canada
Whitecap Resources, Inc.	4,323	$13,888	(0.4)%

Denmark
DSV A/S	178	16,989	(0.4)
GN Store Nord A/S	6,370	302,163	(8.1)
H Lundbeck A/S	5,559	214,298	(5.7)
SimCorp A/S	9,489	855,266	(22.9)

		1,388,716

France
Dassault Aviation SA	717	984,212	(26.3)
Dassault Systemes SE	4,616	702,170	(18.8)
Gaztransport Et Technigaz SA	6,039	547,888	(14.7)
L’Oreal SA	1,054	282,013	(7.5)
Lagardere SCA	4,703	106,266	(2.8)
Nexity SA	2,157	103,565	(2.8)

		2,726,114

Germany
CompuGroup Medical SE	1,632	125,915	(3.4)
Duerr AG	1,565	46,545	(1.2)
HeidelbergCement AG	6,676	482,124	(12.9)
LEG Immobilien AG	1,494	172,290	(4.6)
Nemetschek SE	5,095	283,267	(7.6)
Solarworld AG	10	1	0.0
Symrise AG	160	14,743	(0.4)
Telefonica Deutschland Holding AG	202,719	511,879	(13.7)

		1,636,764

Ireland
Glanbia PLC	26,472	345,793	(9.2)

Italy
Davide Campari-Milano SpA	7,619	70,860	(1.9)
Ferrari NV	602	96,937	(2.6)
Interpump Group SpA	9,110	256,076	(6.8)

		423,873

Japan
Aoyama Trading Co. Ltd.	900	16,761	(0.5)
Citizen Watch Co. Ltd.	5,100	25,380	(0.7)
Credit Saison Co. Ltd.	2,400	29,177	(0.8)
Lintec Corp.	21,200	446,065	(11.9)
Mitsubishi Gas Chemical Co., Inc.	28,100	373,940	(10.0)
TS Tech Co. Ltd.	2,500	68,823	(1.8)

		960,146

Norway
Subsea 7 SA	30,105	322,667	(8.6)

Sweden
Fabege AB	1,809	27,917	(0.8)
Volvo AB, Class B	24,427	362,866	(9.7)

		390,783

Switzerland
Landis+Gyr Group AG	48	3,879	(0.1)
Straumann Holding AG, Registered Shares	242	197,424	(5.3)

		201,303

	Shares	Value	% of Basket Value

United Kingdom
boohoo Group PLC	374,875	$1,086,259	(29.0	) %
Greggs PLC	22,372	606,329	(16.2)
Halma PLC	2,255	54,457	(1.5)
HomeServe PLC	6,434	89,276	(2.4)
Inchcape PLC	15,148	114,759	(3.1)

		1,951,080

United States
Elastic NV	3,639	359,642	(9.6)
Etsy, Inc.	1,590	106,562	(2.8)
Green Dot Corp., Class A	1,257	63,717	(1.7)
Hill-Rom Holdings, Inc.	1,491	159,000	(4.3)
HubSpot, Inc.	1,911	341,534	(9.1)
Mettler-Toledo International, Inc.	171	129,404	(3.5)
New Relic, Inc.	1,993	185,688	(5.0)
Paylocity Holding Corp.	848	86,572	(2.3)
Ryder System, Inc.	2,465	131,286	(3.5)
ServiceMaster Global Holdings, Inc.	369	19,642	(0.5)
Snap-on, Inc.	150	22,892	(0.6)
TriNet Group, Inc.	241	17,723	(0.5)

		1,623,662

Total Reference Entity — Long		11,984,789

Reference Entity — Short

Canada
Bombardier, Inc., Class B	(479,719)	(825,097)	22.1
Cameco Corp.	(42,001)	(385,704)	10.3
First Quantum Minerals Ltd.	(54,567)	(502,754)	13.4
Great Canadian Gaming Corp.	(20,040)	(665,368)	17.8
Kinaxis, Inc.	(2,867)	(180,344)	4.8
Onex Corp.	(2,975)	(179,722)	4.8
Osisko Gold Royalties Ltd.	(5)	(59)	0.0
Pan American Silver Corp.	(1,390)	(21,169)	0.6
Premium Brands Holdings Corp.	(5,223)	(380,110)	10.2
SSR Mining, Inc.	(1,727)	(26,681)	0.7
Stars Group, Inc.	(35,390)	(550,773)	14.7

		(3,717,781)

Denmark
Ambu A/S, Class B	(34,534)	(505,706)	13.5

France
Bollore SA	(2)	(9)	0.0
Electricite de France SA	(3)	(37)	0.0

		(46)

Germany
Delivery Hero SE	(4,236)	(203,478)	5.4
Gerresheimer AG	(18,896)	(1,469,767)	39.3
ThyssenKrupp AG	(23,040)	(294,854)	7.9

		(1,968,099)

Italy
Atlantia SpA	(1,234)	(31,733)	0.8
Banco BPM SpA	(248,035)	(462,415)	12.4
FinecoBank Banca Fineco SpA	(9,382)	(93,332)	2.5
Juventus Football Club SpA	(179,503)	(308,563)	8.3
Telecom Italia SpA	(162,790)	(91,525)	2.4

		(987,568)

Japan
Dowa Holdings Co. Ltd.	(5,400)	(170,541)	4.6
Hikari Tsushin, Inc.	(5,800)	(1,278,765)	34.2
Nabtesco Corp.	(3,200)	(86,207)	2.3

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Taiyo Nippon Sanso Corp.	(1,900)	$(38,958)	1.0%
Toho Gas Co. Ltd.	(2,900)	(110,272)	3.0

		(1,684,743)

Netherlands
SBM Offshore NV	(877)	(17,353)	0.5%

Sweden
Tele2 AB, B Shares	(14,791)	(211,354)	5.7

Switzerland
Cie Financiere Richemont SA, Registered Shares	(5,565)	(476,883)	12.7
Helvetia Holding AG, Registered Share	(1,611)	(205,116)	5.5
Swatch Group AG	(789)	(229,182)	6.1
Swatch Group AG, Registered Shares	(1,977)	(107,809)	2.9

		(1,018,990)

United Kingdom
Cairn Energy PLC	(305,708)	(586,778)	15.7
Capita PLC	(629,382)	(887,645)	23.7
Capital & Counties Properties PLC	(196,716)	(472,993)	12.7
Domino’s Pizza Group PLC	(26,916)	(80,886)	2.2
KAZ Minerals PLC	(130,414)	(902,739)	24.1
Melrose Industries PLC	(120,016)	(270,865)	7.3
Ocado Group PLC	(6,296)	(95,035)	2.5
Tullow Oil PLC	(40,327)	(94,491)	2.5
Whitbread PLC	(6,004)	(329,820)	8.8

		(3,721,252)

United States
Chewy, Inc., Class A	(9,127)	(306,302)	8.2
Slack Technologies, Inc., Class A	(46,778)	(1,563,321)	41.8
Ubiquiti Networks, Inc.	(168)	(21,626)	0.6

		(1,891,249)

Total Reference Entity — Short		(15,724,141)

Net Value of Reference Entity — Deutsche Bank A.G.		$(3,739,352)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of July 31, 2019 expiration dates 09/11/19 — 02/27/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Argentina
Despegar.com Corp.	12,410	$161,454	44.7%
MercadoLibre, Inc.	636	395,223	109.4

		556,677

Bermuda
Assured Guaranty Ltd.	1,528	66,758	18.5
Golar LNG Ltd.	5,127	86,852	24.0

		153,610

Brazil
Cosan Ltd., Class A	11,380	166,945	46.2

Ireland
Allegion PLC	4,137	428,345	118.6
Jazz Pharmaceuticals PLC	136	18,956	5.3

		447,301

	Shares	Value	% of Basket Value

Israel
Tower Semiconductor Ltd.	2,787	$54,820	15.2%

Netherlands
Aegon NV	87,449	430,249	119.1
NXP Semiconductors NV	366	37,841	10.5
Wright Medical Group NV	5,638	162,712	45.0

		630,802

Switzerland
UBS Group AG	8,088	90,343	25.0

United Kingdom
Ferroglobe PLC	5,918	8,936	2.5
Venator Materials PLC	5,427	20,786	5.7

		29,722

United States
Acadia Realty Trust	7,879	221,164	61.2
ACCO Brands Corp.	21,558	210,837	58.4
ADT, Inc.	43,991	279,343	77.3
Advance Auto Parts, Inc.	2,873	432,789	119.8
AECOM	2,311	83,080	23.0
AGCO Corp.	2,181	167,937	46.5
Air Products & Chemicals, Inc.	1,402	320,035	88.6
Alaska Air Group, Inc.	3,966	251,286	69.6
Alcoa Corp.	12,717	286,005	79.2
Alexandria Real Estate Equities, Inc.	8,427	1,233,376	341.4
Alliance Data Systems Corp.	4,115	645,726	178.8
Alliant Energy Corp.	8,169	404,692	112.0
Allison Transmission Holdings, Inc.	5,612	257,871	71.4
Allstate Corp.	9,677	1,039,310	287.7
Ally Financial, Inc.	24,982	822,158	227.6
Altria Group, Inc.	10,590	498,471	138.0
Amazon.com, Inc.	563	1,050,997	291.0
AMC Networks, Inc., Class A	5,633	300,690	83.2
Amdocs Ltd.	23,314	1,491,863	413.0
American Axle & Manufacturing Holdings, Inc.	8,347	100,748	27.9
American Campus Communities, Inc.	24,736	1,156,408	320.1
American Tower Corp.	8,697	1,840,459	509.5
American Water Works Co., Inc.	841	96,530	26.7
Ameriprise Financial, Inc.	8,005	1,164,808	322.5
Amgen, Inc.	4,122	769,083	212.9
Amkor Technology, Inc.	13,808	127,448	35.3
AMN Healthcare Services, Inc.	439	23,434	6.5
Antero Resources Corp.	14,166	65,305	18.1
AO Smith Corp.	8,819	400,824	111.0
AptarGroup, Inc.	475	57,485	15.9
Aqua America, Inc.	4,189	175,729	48.6
Archer-Daniels-Midland Co.	13,451	552,567	153.0
Asbury Automotive Group, Inc.	246	22,652	6.3
Aspen Technology, Inc.	1,639	216,135	59.8
AT&T, Inc.	5,249	178,728	49.5
Athene Holding Ltd., Class A	2,310	94,387	26.1
Autodesk, Inc.	4,675	730,095	202.1
AutoZone, Inc.	73	81,982	22.7
Bank OZK	5,096	155,836	43.1
Barnes Group, Inc.	3,012	156,744	43.4
Bio-Rad Laboratories, Inc., Class A	1,339	421,651	116.7
Bloomin’ Brands, Inc.	7,231	123,144	34.1
BMC Stock Holdings, Inc.	7,726	163,405	45.2
Boise Cascade Co.	5,778	156,006	43.2
BOK Financial Corp.	972	81,337	22.5
Booz Allen Hamilton Holding Corp.	5,400	371,250	102.8
Boston Beer Co., Inc., Class A	65	25,501	7.1

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Boyd Gaming Corp.	30,578	$810,011	224.2%
Brandywine Realty Trust	34,301	505,940	140.1
Bright Horizons Family Solutions, Inc.	5,057	769,018	212.9
Brink’s Co.	4,635	417,892	115.7
Bristol-Myers Squibb Co.	9,612	426,869	118.2
Broadridge Financial Solutions, Inc.	3,163	402,081	111.3
Brown & Brown, Inc.	42,830	1,538,882	426.0
Cable One, Inc.	385	468,468	129.7
CACI International, Inc., Class A	5,370	1,155,355	319.8
Cargurus, Inc.	5,607	208,973	57.9
Carlisle Cos., Inc.	2,060	297,073	82.2
Carpenter Technology Corp.	3,682	165,727	45.9
Cars.com, Inc.	9,201	174,819	48.4
Cboe Global Markets, Inc.	653	71,379	19.8
CDW Corp.	1,760	207,962	57.6
CenterPoint Energy, Inc.	12,789	371,009	102.7
Charles River Laboratories International, Inc.	1,673	225,085	62.3
Charles Schwab Corp.	3,553	153,561	42.5
Cheesecake Factory, Inc.	4,284	184,555	51.1
Chegg, Inc.	1,422	63,876	17.7
Cheniere Energy, Inc.	2,661	173,364	48.0
Ciena Corp.	10,441	472,142	130.7
Cigna Corp.	675	114,696	31.8
Cinemark Holdings, Inc.	12,136	484,469	134.1
Cirrus Logic, Inc.	1,659	81,374	22.5
Cisco Systems, Inc.	873	48,364	13.4
CIT Group, Inc.	23,014	1,163,358	322.1
Citizens Financial Group, Inc.	47,423	1,766,981	489.2
CMS Energy Corp.	4,933	287,199	79.5
CNO Financial Group, Inc.	23,607	399,194	110.5
Cogent Communications Holdings, Inc.	1,354	85,316	23.6
Colfax Corp.	11,144	308,466	85.4
Columbia Sportswear Co.	2,526	267,705	74.1
Comfort Systems USA, Inc.	17,481	734,202	203.3
Conduent, Inc.	1,526	13,887	3.8
ConocoPhillips	25,513	1,507,308	417.3
Consolidated Edison, Inc.	3,280	278,669	77.1
Continental Resources, Inc.	772	28,695	7.9
Copart, Inc.	248	19,227	5.3
CorePoint Lodging, Inc.	21,927	257,204	71.2
CoStar Group, Inc.	2,912	1,792,045	496.1
Crane Co.	9,274	776,234	214.9
Crown Castle International Corp.	1,194	159,112	44.0
Curtiss-Wright Corp.	2,388	303,061	83.9
Danaher Corp.	6,317	887,538	245.7
Delta Air Lines, Inc.	6,873	419,528	116.1
Deluxe Corp.	1,080	48,190	13.3
DexCom, Inc.	1,555	243,933	67.5
Diamond Offshore Drilling, Inc.	6,088	55,036	15.2
Diodes, Inc.	2,628	111,953	31.0
Dominion Energy, Inc.	21,808	1,620,116	448.5
Douglas Emmett, Inc.	1,978	80,742	22.4
Dril-Quip, Inc.	1,389	73,089	20.2
Dropbox, Inc., Class A	5,055	119,096	33.0
Dunkin’ Brands Group, Inc.	352	28,216	7.8
East West Bancorp, Inc.	37,804	1,814,970	502.4
EastGroup Properties, Inc.	8,761	1,055,525	292.2
Eaton Corp. PLC	9,279	762,641	211.1
Ecolab, Inc.	8,006	1,615,050	447.1
Elanco Animal Health, Inc.	16,235	535,106	148.1
Electronic Arts, Inc.	1,737	160,672	44.5
Empire State Realty Trust, Inc., Class A	9,230	129,312	35.8

	Shares	Value	% of Basket Value

United States (continued)
Encompass Health Corp.	5,163	$329,606	91.2%
Energizer Holdings, Inc.	524	22,050	6.1
Entegris, Inc.	2,486	108,166	29.9
EOG Resources, Inc.	13,276	1,139,745	315.5
Equinix, Inc.	205	102,930	28.5
Essent Group Ltd.	3,810	175,870	48.7
Essential Properties Realty Trust, Inc.	1,111	23,464	6.5
Estee Lauder Cos., Inc., Class A	2,608	480,368	133.0
Etsy, Inc.	3,298	221,032	61.2
Evergy, Inc.	29,964	1,812,522	501.8
Evolent Health, Inc., Class A	4,175	28,474	7.9
Exact Sciences Corp.	1,186	136,520	37.8
Exelon Corp.	4,906	221,064	61.2
Expedia Group, Inc.	593	78,715	21.8
Expeditors International of Washington, Inc.	8,804	672,185	186.1
Extended Stay America, Inc.	83,356	1,393,712	385.8
FactSet Research Systems, Inc.	100	27,730	7.7
First American Financial Corp.	23,269	1,345,414	372.5
First Horizon National Corp.	18,235	299,054	82.8
Fitbit, Inc., Series A	12,724	53,441	14.8
FleetCor Technologies, Inc.	499	141,801	39.3
Ford Motor Co.	103,245	983,925	272.4
Fortive Corp.	7,833	595,700	164.9
Forward Air Corp.	4,579	288,477	79.9
GATX Corp.	8,179	628,638	174.0
Generac Holdings, Inc.	6,873	496,918	137.6
General Mills, Inc.	3,945	209,519	58.0
GoDaddy, Inc., Class A	17,239	1,264,998	350.2
Goodyear Tire & Rubber Co.	20,245	277,964	76.9
Grand Canyon Education, Inc.	3,662	398,316	110.3
Gray Television, Inc.	1,260	22,365	6.2
Green Dot Corp., Class A	1,374	69,648	19.3
H&R Block, Inc.	5,904	163,482	45.3
Harley-Davidson, Inc.	3,699	132,350	36.6
HB Fuller Co.	613	29,308	8.1
HD Supply Holdings, Inc.	32,836	1,330,186	368.2
Healthcare Realty Trust, Inc.	2,974	95,109	26.3
Healthcare Trust of America, Inc., Class A	7,070	190,395	52.7
HEICO Corp.	9,136	1,249,348	345.9
Herbalife Nutrition Ltd.	7,212	295,836	81.9
Herc Holdings, Inc.	2,892	130,545	36.1
Hershey Co.	5,497	834,115	230.9
Hill-Rom Holdings, Inc.	977	104,187	28.8
HMS Holdings Corp.	4,798	167,450	46.4
Horizon Therapeutics PLC	4,489	111,731	30.9
Host Hotels & Resorts, Inc.	8,519	148,145	41.0
Houlihan Lokey, Inc.	5,176	238,096	65.9
Hub Group, Inc., Class A	8,772	397,810	110.1
Hubbell, Inc.	389	50,523	14.0
HubSpot, Inc.	5,108	912,902	252.7
Huntsman Corp.	7,159	147,117	40.7
Iberiabank Corp.	5,071	398,428	110.3
IDACORP, Inc.	17,612	1,797,481	497.6
IDEXX Laboratories, Inc.	421	118,743	32.9
Ingredion, Inc.	5,697	440,321	121.9
Inogen, Inc.	1,657	101,905	28.2
Inphi Corp.	3,678	221,452	61.3
Insperity, Inc.	5,549	590,136	163.4
Insulet Corp.	2,579	317,062	87.8
Integer Holdings Corp.	702	61,446	17.0
Integra LifeSciences Holdings Corp.	8,195	519,481	143.8
International Flavors & Fragrances, Inc.	9,308	1,340,259	371.0

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Interpublic Group of Cos., Inc.	21,019	$481,755	133.4%
Intuit, Inc.	3,171	879,350	243.4
Invesco Mortgage Capital, Inc.	31,539	519,763	143.9
Invitation Homes, Inc.	3,046	83,674	23.2
Iron Mountain, Inc.	11,795	346,891	96.0
J.M. Smucker Co.	292	32,467	9.0
j2 Global, Inc.	1,420	126,508	35.0
Jack Henry & Associates, Inc.	772	107,848	29.9
John Bean Technologies Corp.	277	32,869	9.1
Kaiser Aluminum Corp.	3,701	356,295	98.6
Kellogg Co.	5,588	325,333	90.1
Kemper Corp.	6,046	532,169	147.3
Kimco Realty Corp.	2,109	40,514	11.2
Kroger Co.	29,157	616,962	170.8
L3Harris Technologies, Inc.	8,401	1,744,048	482.8
Lamar Advertising Co., Class A	1,077	87,151	24.1
Landstar System, Inc.	1,210	134,637	37.3
Las Vegas Sands Corp.	1,528	92,352	25.6
Lear Corp.	420	53,248	14.7
LendingTree, Inc.	301	97,085	26.9
Lennar Corp., Class A	2,735	130,104	36.0
LHC Group, Inc.	388	49,113	13.6
Lions Gate Entertainment Corp., Class B	5,084	61,974	17.2
Lithia Motors, Inc., Class A	267	35,212	9.7
Live Nation Entertainment, Inc.	2,705	194,922	54.0
Lockheed Martin Corp.	4,254	1,540,671	426.5
LPL Financial Holdings, Inc.	703	58,961	16.3
Lululemon Athletica, Inc.	5,572	1,064,753	294.8
LyondellBasell Industries NV, Class A	286	23,935	6.6
Macerich Co.	12,466	412,001	114.1
Macquarie Infrastructure Corp.	19,631	813,509	225.2
Macy’s, Inc.	1,506	34,231	9.5
Mallinckrodt PLC	2,066	14,069	3.9
Marathon Petroleum Corp.	2,260	127,441	35.3
Martin Marietta Materials, Inc.	1,466	363,201	100.5
Masimo Corp.	1,369	216,097	59.8
Masonite International Corp.	907	48,343	13.4
MEDNAX, Inc.	13,723	337,174	93.3
Mercury General Corp.	1,217	69,016	19.1
Meritor, Inc.	12,256	303,091	83.9
Mettler-Toledo International, Inc.	75	56,756	15.7
Microchip Technology, Inc.	2,742	258,900	71.7
Middleby Corp.	3,260	438,079	121.3
MKS Instruments, Inc.	1,819	154,851	42.9
Monster Beverage Corp.	4,062	261,877	72.5
Morgan Stanley	40,866	1,820,989	504.1
MSC Industrial Direct Co., Inc., Class A	3,387	240,646	66.6
MSCI, Inc.	4,884	1,109,840	307.2
MSG Networks, Inc., Class A	10,232	194,306	53.8
National Beverage Corp.	616	26,814	7.4
National Health Investors, Inc.	1,033	82,000	22.7
National Instruments Corp.	22,758	950,374	263.1
National Oilwell Varco, Inc.	32,354	770,672	213.3
National Storage Affiliates Trust	8,888	269,218	74.5
Navistar International Corp.	4,467	139,549	38.6
NCR Corp.	1,997	67,519	18.7
NetApp, Inc.	2,448	143,184	39.6
New Relic, Inc.	5,861	546,069	151.2
New York Times Co., Class A	3,175	113,284	31.4
NMI Holdings, Inc., Class A	757	18,834	5.2
Nordstrom, Inc.	15,550	514,860	142.5
Norwegian Cruise Line Holdings Ltd.	24,954	1,233,726	341.5

	Shares	Value	% of Basket Value

United States (continued)
Novocure Ltd.	1,425	$118,588	32.8%
Nu Skin Enterprises, Inc., Class A	5,348	213,813	59.2
NVIDIA Corp.	3,948	666,107	184.4
Oceaneering International, Inc.	10,814	167,076	46.3
OGE Energy Corp.	9,930	426,493	118.1
ON Semiconductor Corp.	1,136	24,435	6.8
OneMain Holdings, Inc.	6,638	275,145	76.2
Oshkosh Corp.	1,834	153,267	42.4
OSI Systems, Inc.	714	80,368	22.2
Outfront Media, Inc.	14,515	394,518	109.2
PACCAR, Inc.	9,788	686,530	190.1
PacWest Bancorp	5,064	195,622	54.2
Palo Alto Networks, Inc.	402	91,069	25.2
Paramount Group, Inc.	22,567	312,102	86.4
Park Hotels & Resorts, Inc.	51,402	1,357,527	375.8
Parker-Hannifin Corp.	1,759	307,966	85.3
Patterson Cos., Inc.	6,164	122,047	33.8
Paycom Software, Inc.	1,663	400,367	110.8
Paylocity Holding Corp.	4,326	441,641	122.3
Pebblebrook Hotel Trust	3,465	96,985	26.8
Penn National Gaming, Inc.	4,008	78,236	21.7
Penske Automotive Group, Inc.	722	33,190	9.2
Penumbra, Inc.	1,389	232,796	64.4
Performance Food Group Co.	7,546	330,892	91.6
Philip Morris International, Inc.	355	29,682	8.2
Phillips 66	205	21,025	5.8
Physicians Realty Trust	21,349	367,416	101.7
Pinnacle West Capital Corp.	11,079	1,010,626	279.8
Planet Fitness, Inc., Class A	12,597	990,880	274.3
Plantronics, Inc.	922	35,405	9.8
PolyOne Corp.	6,049	198,226	54.9
PPG Industries, Inc.	580	68,086	18.8
PPL Corp.	45,765	1,356,017	375.4
Primerica, Inc.	3,424	420,091	116.3
Public Service Enterprise Group, Inc.	3,026	172,936	47.9
Pure Storage, Inc., Class A	50,553	765,372	211.9
QTS Realty Trust, Inc., Class A	16,885	781,438	216.3
Qurate Retail, Inc.	12,691	179,451	49.7
Regeneron Pharmaceuticals, Inc.	1,252	381,560	105.6
Reinsurance Group of America, Inc.	3,009	469,163	129.9
Reliance Steel & Aluminum Co.	6,135	613,193	169.8
Rexford Industrial Realty, Inc.	18,794	778,072	215.4
Rexnord Corp.	14,410	422,069	116.8
RingCentral, Inc., Class A	10,413	1,478,438	409.3
RLJ Lodging Trust	42,046	726,555	201.1
Robert Half International, Inc.	3,735	225,631	62.5
Roper Technologies, Inc.	2,227	809,849	224.2
Royal Caribbean Cruises Ltd.	4,036	469,548	130.0
Ryder System, Inc.	20,133	1,072,284	296.8
Ryman Hospitality Properties, Inc.	7,464	559,800	155.0
salesforce.com, Inc.	9,314	1,439,013	398.4
Sanmina Corp.	17,131	543,909	150.6
SBA Communications Corp.	2,554	626,777	173.5
Schneider National, Inc., Class B	1,161	22,407	6.2
Scotts Miracle-Gro Co.	9,810	1,100,486	304.7
SEACOR Marine Holdings, Inc.	1	14	0.0
Sempra Energy	6,484	878,128	243.1
ServiceMaster Global Holdings, Inc.	10,803	575,044	159.2
ServiceNow, Inc.	2,278	631,894	174.9
Sinclair Broadcast Group, Inc., Class A	576	28,944	8.0
Sirius XM Holdings, Inc.	182,277	1,141,054	315.9
Smartsheet, Inc., Class A	2,395	119,534	33.1

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Snap-on, Inc.	2,741	$418,304	115.8%
South Jersey Industries, Inc.	2,371	80,733	22.3
Southwest Gas Holdings, Inc.	1,193	106,070	29.4
Sprint Corp.	67,981	498,301	137.9
SPS Commerce, Inc.	360	40,259	11.1
SPX Corp.	628	21,917	6.1
Stamps.com, Inc.	973	46,461	12.9
State Street Corp.	23,567	1,369,007	379.0
SVB Financial Group	1,002	232,434	64.3
SYNNEX Corp.	7,151	704,660	195.1
Synovus Financial Corp.	36,014	1,374,654	380.6
Talos Energy, Inc.	7,074	145,583	40.3
Taylor Morrison Home Corp., Class A	9,813	220,989	61.2
TCF Financial Corp.	4,205	176,778	48.9
TD Ameritrade Holding Corp.	733	37,456	10.4
Teledyne Technologies, Inc.	1,613	469,835	130.1
Telephone & Data Systems, Inc.	1,975	63,871	17.7
Tempur Sealy International, Inc.	6,700	537,474	148.8
Tenneco, Inc., Class A	7,101	64,193	17.8
Terreno Realty Corp.	1,180	57,655	16.0
Texas Roadhouse, Inc.	420	23,197	6.4
Thor Industries, Inc.	5,391	321,304	88.9
Torchmark Corp.	609	55,614	15.4
TriNet Group, Inc.	8,731	642,078	177.7
TTM Technologies, Inc.	7,283	76,180	21.1
Twilio, Inc., Class A	3,610	502,187	139.0
Uber Technologies, Inc.	4,881	205,685	56.9
UGI Corp.	32,045	1,637,179	453.2
Ulta Salon Cosmetics & Fragrance, Inc.	1,310	457,517	126.7
Umpqua Holdings Corp.	55,919	976,346	270.3
United Technologies Corp.	9,309	1,243,682	344.3
Universal Forest Products, Inc.	6,588	266,353	73.7
Unum Group	20,372	650,885	180.2
Varian Medical Systems, Inc.	522	61,267	17.0
Veeva Systems, Inc., Class A	10,289	1,706,945	472.5
VeriSign, Inc.	2,539	535,958	148.4
Verisk Analytics, Inc.	7,827	1,187,512	328.7
Verizon Communications, Inc.	21,355	1,180,291	326.7
ViaSat, Inc.	10,089	823,162	227.9
Visa, Inc., Class A	4,137	736,386	203.9
VMware, Inc., Class A	424	73,984	20.5
W.W. Grainger, Inc.	4,036	1,174,597	325.2
Wabash National Corp.	11,749	185,987	51.5
Waste Connections, Inc.	2,750	249,480	69.1
Watts Water Technologies, Inc., Class A	3,136	291,115	80.6
Webster Financial Corp.	22,565	1,150,815	318.6
Wells Fargo & Co.	16,716	809,222	224.0
Werner Enterprises, Inc.	14,441	478,719	132.5
Western Alliance Bancorp	34,184	1,690,057	467.9
Westlake Chemical Corp.	513	34,663	9.6
Westrock Co.	20,220	728,931	201.8
Williams-Sonoma, Inc.	1,511	100,753	27.9
Wintrust Financial Corp.	8,846	632,843	175.2
Wolverine World Wide, Inc.	3,952	107,297	29.7
Woodward, Inc.	7,667	859,011	237.8
Workday, Inc., Class A	6,941	1,388,061	384.3
WR Grace & Co.	7,312	495,827	137.3
WSFS Financial Corp.	8,681	367,814	101.8
Yelp, Inc.	914	32,036	8.9
Zendesk, Inc.	12,670	1,058,705	293.1
Zoetis, Inc.	13,531	1,554,577	430.4

	Shares	Value	% of Basket Value

United States (continued)
Zynga, Inc., Class A	9,101	$58,064	16.1%

		160,291,312

Total Reference Entity — Long		162,421,532

Reference Entity — Short

Bermuda
Axis Capital Holdings Ltd.	(20,993)	(1,336,624)	(370.0)
Everest Re Group Ltd.	(2,961)	(730,301)	(202.2)
Helen of Troy Ltd.	(188)	(27,877)	(7.7)
Triton International Ltd.	(36,937)	(1,221,876)	(338.3)

		(3,316,678)

Canada
Canada Goose Holdings, Inc.	(760)	(35,561)	(9.8)

Ireland
AerCap Holdings NV	(5,062)	(276,031)	(76.4)
ICON PLC	(1,650)	(257,680)	(71.4)
Perrigo Co. PLC	(9,177)	(495,650)	(137.2)

		(1,029,361)

Israel
CyberArk Software Ltd.	(853)	(118,465)	(32.8)

Netherlands
Cimpress NV	(1,833)	(176,793)	(48.9)

Sweden
Autoliv, Inc.	(1,591)	(114,791)	(31.8)
Spotify Technology SA	(2,293)	(355,277)	(98.3)

		(470,068)

Thailand
Fabrinet	(1,480)	(79,446)	(22.0)

United Kingdom
Aptiv PLC	(5,291)	(463,756)	(128.4)
CNH Industrial NV	(6,649)	(67,221)	(18.6)
Fiat Chrysler Automobiles NV	(7,312)	(96,445)	(26.7)
IHS Markit Ltd.	(18,919)	(1,218,762)	(337.4)
Janus Henderson Group PLC	(2,706)	(54,310)	(15.0)
Pentair PLC	(37,396)	(1,451,339)	(401.8)
TechnipFMC PLC	(5,008)	(137,920)	(38.2)
Tronox Holdings PLC, Class A	(29,257)	(323,582)	(89.6)
Willis Towers Watson PLC	(394)	(76,917)	(21.3)

		(3,890,252)

United States
2U, Inc.	(3,423)	(43,814)	(12.1)
3M Co.	(6,823)	(1,192,115)	(330.0)
Aaron’s, Inc.	(1,081)	(68,157)	(18.9)
Abbott Laboratories	(16,181)	(1,409,365)	(390.2)
Abercrombie & Fitch Co., Class A	(5,667)	(107,276)	(29.7)
ABIOMED, Inc.	(80)	(22,285)	(6.2)
ABM Industries, Inc.	(19,859)	(835,865)	(231.4)
Acuity Brands, Inc.	(630)	(84,559)	(23.4)
Aerovironment, Inc.	(355)	(19,472)	(5.4)
AES Corp.	(24,672)	(414,243)	(114.7)
AGNC Investment Corp.	(32,965)	(565,020)	(156.4)
Air Lease Corp.	(30,639)	(1,280,404)	(354.5)
Alleghany Corp.	(399)	(273,606)	(75.7)
Allegheny Technologies, Inc.	(3,032)	(66,007)	(18.3)
Allegiant Travel Co.	(429)	(64,286)	(17.8)
Alphabet, Inc., Class A	(217)	(264,349)	(73.2)
Altair Engineering, Inc., Class A	(4,526)	(188,327)	(52.1)

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Alteryx, Inc., Class A	(1,413)	$(166,084)	(46.0	) %
Amedisys, Inc.	(717)	(98,867)	(27.4)
American Airlines Group, Inc.	(23,639)	(721,226)	(199.7)
American Electric Power Co., Inc.	(8,994)	(789,763)	(218.6)
American International Group, Inc.	(26,169)	(1,465,202)	(405.6)
Analog Devices, Inc.	(1,682)	(197,568)	(54.7)
Anaplan, Inc.	(3,792)	(215,916)	(59.8)
Annaly Capital Management, Inc.	(15,205)	(145,208)	(40.2)
Anthem, Inc.	(580)	(170,874)	(47.3)
Apartment Investment & Management Co., Class A	(1,807)	(89,519)	(24.8)
Apergy Corp.	(637)	(20,722)	(5.7)
Appian Corp.	(2,137)	(83,963)	(23.2)
Aramark	(27,242)	(985,888)	(272.9)
Arconic, Inc.	(57,071)	(1,429,058)	(395.6)
Arcosa, Inc.	(3,195)	(119,812)	(33.2)
Arrow Electronics, Inc.	(15,141)	(1,099,388)	(304.3)
Arthur J Gallagher & Co.	(9,375)	(847,781)	(234.7)
ASGN, Inc.	(1,791)	(112,923)	(31.3)
Assurant, Inc.	(6,240)	(707,366)	(195.8)
Atlantic Union Bankshares Corp.	(3,030)	(115,231)	(31.9)
Avalonbay Communities, Inc.	(3,633)	(758,534)	(210.0)
Avaya Holdings Corp.	(10,221)	(123,061)	(34.1)
Avery Dennison Corp.	(1,256)	(144,277)	(39.9)
Axon Enterprise, Inc.	(4,035)	(283,338)	(78.4)
Bank of America Corp.	(5,351)	(164,169)	(45.4)
Bank of Hawaii Corp.	(3,119)	(265,895)	(73.6)
BankUnited, Inc.	(13,448)	(462,746)	(128.1)
Baxter International, Inc.	(2,000)	(167,940)	(46.5)
Becton Dickinson & Co.	(4,754)	(1,201,811)	(332.7)
Berry Global Group, Inc.	(8,699)	(391,890)	(108.5)
Boeing Co.	(2,117)	(722,278)	(200.0)
Booking Holdings, Inc.	(250)	(471,652)	(130.6)
BorgWarner, Inc.	(1,133)	(42,827)	(11.9)
Boston Scientific Corp.	(29,030)	(1,232,614)	(341.2)
Brady Corp., Class A	(8,465)	(437,894)	(121.2)
Brighthouse Financial, Inc.	(31,484)	(1,233,228)	(341.4)
Brunswick Corp.	(1,774)	(87,210)	(24.1)
Bunge Ltd.	(8,104)	(473,517)	(131.1)
BWX Technologies, Inc.	(26,965)	(1,453,683)	(402.4)
Cabot Oil & Gas Corp.	(2,782)	(53,303)	(14.8)
Calavo Growers, Inc.	(1,482)	(131,068)	(36.3)
Callaway Golf Co.	(4,499)	(82,512)	(22.8)
Cambrex Corp.	(3,126)	(136,919)	(37.9)
Campbell Soup Co.	(4,852)	(200,582)	(55.5)
Cantel Medical Corp.	(268)	(24,731)	(6.8)
Carnival Corp.	(10,712)	(505,928)	(140.1)
Carter’s, Inc.	(2,553)	(237,480)	(65.7)
Carvana Co.	(3,042)	(193,350)	(53.5)
Casey’s General Stores, Inc.	(1,392)	(225,379)	(62.4)
Catalent, Inc.	(1,372)	(77,504)	(21.5)
Caterpillar, Inc.	(2,805)	(369,334)	(102.2)
Cavco Industries, Inc.	(893)	(158,374)	(43.8)
CBRE Group, Inc., Class A	(8,128)	(430,865)	(119.3)
CBS Corp., Class B	(7,692)	(396,215)	(109.7)
CDK Global, Inc.	(9,973)	(517,299)	(143.2)
Celanese Corp.	(12,980)	(1,455,967)	(403.1)
Centennial Resource Development, Inc., Class A	(14,070)	(83,716)	(23.2)
CenterState Bank Corp.	(14,161)	(344,396)	(95.3)
Ceridian HCM Holding, Inc.	(842)	(44,887)	(12.4)
CF Industries Holdings, Inc.	(13,838)	(685,811)	(189.9)
Charter Communications, Inc., Class A	(138)	(53,182)	(14.7)
Chevron Corp.	(9,335)	(1,149,232)	(318.1)

	Shares	Value	% of Basket Value

United States (continued)
Chewy, Inc., Class A	(20,104)	$(674,690)	(186.8	) %
Churchill Downs, Inc.	(223)	(26,682)	(7.4)
Cimarex Energy Co.	(2,248)	(113,906)	(31.5)
Citrix Systems, Inc.	(4,814)	(453,671)	(125.6)
Cleveland-Cliffs, Inc.	(9,510)	(101,377)	(28.1)
Clorox Co.	(2,069)	(336,419)	(93.1)
CME Group, Inc.	(3,909)	(759,988)	(210.4)
Cognizant Technology Solutions Corp., Class A	(441)	(28,727)	(8.0)
Coherent, Inc.	(3,597)	(499,443)	(138.3)
Commerce Bancshares, Inc.	(20,897)	(1,271,164)	(351.9)
CommVault Systems, Inc.	(1,280)	(58,163)	(16.1)
ConAgra Foods, Inc.	(29,581)	(854,003)	(236.4)
Concho Resources, Inc.	(692)	(67,595)	(18.7)
Constellation Brands, Inc., Class A	(3,917)	(770,944)	(213.4)
Cooper Cos., Inc.	(886)	(298,936)	(82.8)
Corcept Therapeutics, Inc.	(3,523)	(39,669)	(11.0)
CoreCivic, Inc.	(9,890)	(167,833)	(46.5)
CoreLogic, Inc.	(7,077)	(322,499)	(89.3)
CoreSite Realty Corp.	(2,005)	(210,144)	(58.2)
Corning, Inc.	(8,297)	(255,133)	(70.6)
Corteva, Inc.	(25,083)	(739,948)	(204.8)
Coty, Inc., Class A	(26,043)	(284,129)	(78.7)
Crowdstrike Holdings, Inc., Class A	(536)	(47,741)	(13.2)
Crown Holdings, Inc.	(316)	(20,227)	(5.6)
Cubic Corp.	(1,687)	(111,679)	(30.9)
Cushman & Wakefield PLC	(19,256)	(382,039)	(105.8)
CyrusOne, Inc.	(5,909)	(339,177)	(93.9)
Darling International, Inc.	(26,192)	(532,483)	(147.4)
Dave & Buster’s Entertainment, Inc.	(5,304)	(215,608)	(59.7)
DaVita, Inc.	(5,127)	(306,851)	(84.9)
Deere & Co.	(7,605)	(1,259,768)	(348.7)
Delek US Holdings, Inc.	(849)	(36,575)	(10.1)
Dentsply Sirona, Inc.	(2,028)	(110,425)	(30.6)
Diamondback Energy, Inc.	(1,311)	(135,597)	(37.5)
Dine Brands Global, Inc.	(550)	(45,149)	(12.5)
DocuSign, Inc.	(5,684)	(293,976)	(81.4)
Domino’s Pizza, Inc.	(663)	(162,123)	(44.9)
DuPont de Nemours, Inc.	(1,694)	(122,239)	(33.8)
Dycom Industries, Inc.	(2,078)	(114,622)	(31.7)
Eagle Bancorp, Inc.	(4,632)	(186,716)	(51.7)
Eagle Materials, Inc.	(2,383)	(197,265)	(54.6)
Eastman Chemical Co.	(10,028)	(755,610)	(209.2)
eBay, Inc.	(13,378)	(551,040)	(152.5)
eHealth, Inc.	(342)	(35,482)	(9.8)
Element Solutions, Inc.	(14,435)	(144,639)	(40.0)
Emerson Electric Co.	(819)	(53,137)	(14.7)
Enphase Energy, Inc.	(3,771)	(106,154)	(29.4)
Ensign Group, Inc.	(1,537)	(92,620)	(25.6)
Entergy Corp.	(13,905)	(1,468,646)	(406.6)
EPAM Systems, Inc.	(6,853)	(1,328,043)	(367.6)
EPR Properties	(1,011)	(75,249)	(20.8)
Equity Commonwealth	(2,593)	(87,073)	(24.1)
Erie Indemnity Co., Class A	(2,672)	(595,241)	(164.8)
Euronet Worldwide, Inc.	(230)	(35,859)	(9.9)
Evo Payments, Inc., Class A	(2,886)	(89,812)	(24.9)
EW Scripps Co., Class A	(1,459)	(22,366)	(6.2)
Fair Isaac Corp.	(4,054)	(1,408,441)	(389.9)
Fastenal Co.	(26,253)	(808,592)	(223.8)
Federated Investors, Inc., Class B	(1,939)	(67,380)	(18.7)
FedEx Corp.	(8,216)	(1,401,074)	(387.9)
FireEye, Inc.	(5,726)	(85,890)	(23.8)
First Financial Bankshares, Inc.	(7,584)	(248,376)	(68.8)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
First Solar, Inc.	(9,019)	$(581,635)	(161.0	) %
FirstEnergy Corp.	(33,068)	(1,454,000)	(402.5)
Flagstar Bancorp, Inc.	(21,167)	(729,838)	(202.0)
ForeScout Technologies, Inc.	(5,761)	(215,231)	(59.6)
FTI Consulting, Inc.	(633)	(66,117)	(18.3)
Gaming and Leisure Properties, Inc.	(28,167)	(1,062,178)	(294.0)
Gartner, Inc.	(6,401)	(891,851)	(246.9)
GCI Liberty, Inc., Class A	(23,149)	(1,382,690)	(382.8)
GCP Applied Technologies, Inc.	(4,211)	(92,768)	(25.7)
General Electric Co.	(49,275)	(514,924)	(142.5)
General Motors Co.	(19,161)	(772,955)	(214.0)
Gentex Corp.	(1,411)	(38,690)	(10.7)
Gentherm, Inc.	(2,112)	(86,402)	(23.9)
Genuine Parts Co.	(472)	(45,841)	(12.7)
GEO Group, Inc.	(12,949)	(230,622)	(63.8)
Global Net Lease, Inc.	(5,026)	(98,108)	(27.2)
Graco, Inc.	(7,505)	(360,840)	(99.9)
GrafTech International Ltd.	(4,823)	(55,223)	(15.3)
Graham Holdings Co., Class B	(498)	(369,880)	(102.4)
Granite Construction, Inc.	(3,056)	(108,488)	(30.0)
Groupon, Inc.	(72,300)	(227,745)	(63.0)
Guardant Health, Inc.	(592)	(55,642)	(15.4)
Guess?, Inc.	(5,195)	(87,536)	(24.2)
Hain Celestial Group, Inc.	(2,293)	(49,919)	(13.8)
Hamilton Lane, Inc., Class A	(1,910)	(112,117)	(31.0)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	(3,354)	(92,067)	(25.5)
Harsco Corp.	(733)	(17,196)	(4.8)
Hasbro, Inc.	(2,432)	(294,661)	(81.6)
Hawaiian Electric Industries, Inc.	(27,831)	(1,246,829)	(345.2)
Healthcare Services Group, Inc.	(10,306)	(246,416)	(68.2)
Helios Technologies, Inc.	(6,678)	(313,599)	(86.8)
Helmerich & Payne, Inc.	(5,349)	(265,738)	(73.6)
Hilton Grand Vacations, Inc.	(32,836)	(1,073,737)	(297.2)
Hilton Worldwide Holdings, Inc.	(6,947)	(670,733)	(185.7)
Hormel Foods Corp.	(4,583)	(187,857)	(52.0)
Hospitality Properties Trust	(42,828)	(1,058,280)	(293.0)
Huntington Ingalls Industries, Inc.	(6,293)	(1,436,692)	(397.7)
Hyatt Hotels Corp., Class A	(289)	(22,354)	(6.2)
II-VI, Inc.	(643)	(25,527)	(7.1)
Illumina, Inc.	(2,787)	(834,372)	(231.0)
Ingevity Corp.	(788)	(77,650)	(21.5)
Innoviva, Inc.	(6,203)	(73,692)	(20.4)
Interactive Brokers Group, Inc., Class A	(7,987)	(409,414)	(113.3)
International Business Machines Corp.	(2,881)	(427,079)	(118.2)
Iridium Communications, Inc.	(1,568)	(39,890)	(11.0)
iRobot Corp.	(278)	(20,322)	(5.6)
Jacobs Engineering Group, Inc.	(3,664)	(302,317)	(83.7)
JB Hunt Transport Services, Inc.	(7,467)	(764,397)	(211.6)
JBG SMITH Properties	(33,925)	(1,327,485)	(367.5)
Johnson Controls International PLC	(13,018)	(552,484)	(152.9)
JPMorgan Chase & Co.	(12,631)	(1,465,196)	(405.6)
Juniper Networks, Inc.	(7,919)	(213,971)	(59.2)
Kaman Corp.	(3,288)	(208,459)	(57.7)
Kansas City Southern	(2,289)	(283,241)	(78.4)
KBR, Inc.	(15,196)	(400,870)	(111.0)
Kennametal, Inc.	(1,772)	(61,276)	(17.0)
Kinder Morgan, Inc.	(49,006)	(1,010,504)	(279.7)
Kirby Corp.	(4,622)	(362,180)	(100.3)
KLA Corp.	(1,582)	(215,658)	(59.7)
Knight-Swift Transportation Holdings, Inc.	(15,389)	(551,542)	(152.7)
Kontoor Brands, Inc.	(1,833)	(53,762)	(14.9)

	Shares	Value	% of Basket Value

United States (continued)
Kratos Defense & Security Solutions, Inc.	(12,664)	$(312,168)	(86.4	) %
L Brands, Inc.	(6,815)	(176,849)	(49.0)
Laureate Education, Inc., Class A	(11,330)	(185,699)	(51.4)
Legg Mason, Inc.	(2,631)	(99,083)	(27.4)
LendingClub Corp.	(1,557)	(23,012)	(6.4)
Lennox International, Inc.	(218)	(55,913)	(15.5)
Levi Strauss & Co., Class A	(4,930)	(93,966)	(26.0)
Liberty Broadband Corp., Class A	(4,380)	(430,072)	(119.1)
Liberty Media Corp-Liberty Formula One, Class C	(1,234)	(48,595)	(13.5)
Liberty Property Trust	(868)	(45,396)	(12.6)
Lincoln Electric Holdings, Inc.	(17,203)	(1,453,998)	(402.5)
Livent Corp.	(9,549)	(61,496)	(17.0)
Lumentum Holdings, Inc.	(10,812)	(612,284)	(169.5)
Lyft, Inc., Class A	(7,488)	(455,795)	(126.2)
M&T Bank Corp.	(8,641)	(1,419,284)	(392.9)
Mack-Cali Realty Corp.	(964)	(22,924)	(6.3)
Madison Square Garden Co., Class A	(2,120)	(614,885)	(170.2)
ManpowerGroup, Inc.	(4,691)	(428,523)	(118.6)
Markel Corp.	(1,266)	(1,410,235)	(390.4)
MarketAxess Holdings, Inc.	(1,669)	(562,520)	(155.7)
Marriott International, Inc., Class A	(4,076)	(566,809)	(156.9)
Marriott Vacations Worldwide Corp.	(1,742)	(178,085)	(49.3)
MAXIMUS, Inc.	(4,027)	(296,025)	(82.0)
Medpace Holdings, Inc.	(1,802)	(141,926)	(39.3)
Merit Medical Systems, Inc.	(540)	(21,308)	(5.9)
MGM Resorts International	(34,046)	(1,022,061)	(282.9)
MGP Ingredients, Inc.	(3,018)	(150,870)	(41.8)
Micron Technology, Inc.	(14,465)	(649,334)	(179.8)
Microsoft Corp.	(1,236)	(168,430)	(46.6)
MicroStrategy, Inc., Class A	(2,557)	(349,619)	(96.8)
Mid-America Apartment Communities, Inc.	(12,315)	(1,451,200)	(401.7)
Mohawk Industries, Inc.	(148)	(18,454)	(5.1)
MongoDB, Inc.	(287)	(41,104)	(11.4)
Monolithic Power Systems, Inc.	(426)	(63,116)	(17.5)
Moog, Inc., Class A	(901)	(73,395)	(20.3)
MSA Safety, Inc.	(4,124)	(434,463)	(120.3)
MyoKardia, Inc.	(917)	(49,912)	(13.8)
National Fuel Gas Co.	(25,233)	(1,204,623)	(333.5)
National Vision Holdings, Inc.	(2,144)	(67,729)	(18.8)
Netflix, Inc.	(2,228)	(719,622)	(199.2)
NETGEAR, Inc.	(5,176)	(175,208)	(48.5)
NewMarket Corp.	(2,553)	(1,076,370)	(298.0)
News Corp., Class A	(65,855)	(866,652)	(239.9)
NextEra Energy, Inc.	(6,965)	(1,442,939)	(399.5)
NiSource, Inc.	(49,161)	(1,459,590)	(404.1)
Nordson Corp.	(1,909)	(270,429)	(74.9)
Northern Trust Corp.	(10,005)	(980,490)	(271.4)
NRG Energy, Inc.	(22,643)	(773,032)	(214.0)
Nucor Corp.	(7,042)	(382,944)	(106.0)
Occidental Petroleum Corp.	(10,782)	(553,764)	(153.3)
Office Depot, Inc.	(32,959)	(67,236)	(18.6)
Office Properties Income Trust	(2,126)	(59,889)	(16.6)
Old Dominion Freight Line, Inc.	(1,260)	(210,395)	(58.2)
Old National Bancorp	(14,892)	(262,248)	(72.6)
Old Republic International Corp.	(27,776)	(633,571)	(175.4)
Omega Healthcare Investors, Inc.	(18,629)	(676,233)	(187.2)
Omnicell, Inc.	(390)	(29,332)	(8.1)
Omnicom Group, Inc.	(3,135)	(251,490)	(69.6)
Ormat Technologies, Inc.	(15,839)	(1,038,246)	(287.4)
Owens Corning	(1,982)	(114,956)	(31.8)
Pacific Premier Bancorp, Inc.	(23,948)	(757,475)	(209.7)
Packaging Corp. of America	(678)	(68,458)	(19.0)

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Papa John’s International, Inc.	(3,055)	$(135,703)	(37.6	) %
Parsley Energy, Inc., Class A	(2,910)	(48,277)	(13.4)
Patterson-UTI Energy, Inc.	(13,591)	(158,063)	(43.8)
PDC Energy, Inc.	(7,402)	(212,659)	(58.9)
Pegasystems, Inc.	(14,521)	(1,097,788)	(303.9)
People’s United Financial, Inc.	(88,152)	(1,447,456)	(400.7)
PerkinElmer, Inc.	(590)	(50,811)	(14.1)
Pfizer, Inc.	(3,553)	(137,999)	(38.2)
Piedmont Office Realty Trust, Inc., Class A	(1,575)	(32,776)	(9.1)
Pinterest, Inc., Class A	(7,761)	(224,991)	(62.3)
Pioneer Natural Resources Co.	(2,622)	(361,941)	(100.2)
Pitney Bowes, Inc.	(14,596)	(59,114)	(16.4)
Pivotal Software, Inc., Class A	(15,836)	(150,125)	(41.6)
Polaris Industries, Inc.	(2,494)	(236,107)	(65.4)
Post Holdings, Inc.	(448)	(48,035)	(13.3)
PotlatchDeltic Corp.	(17,075)	(628,701)	(174.0)
PRA Health Sciences, Inc.	(2,827)	(282,446)	(78.2)
PriceSmart, Inc.	(3,008)	(183,488)	(50.8)
Principal Financial Group, Inc.	(503)	(29,194)	(8.1)
ProAssurance Corp.	(2,652)	(103,667)	(28.7)
ProPetro Holding Corp.	(3,154)	(57,182)	(15.8)
Proto Labs, Inc.	(6,241)	(649,688)	(179.9)
PTC, Inc.	(7,012)	(475,273)	(131.6)
Reata Pharmaceuticals, Inc., Class A	(615)	(55,750)	(15.4)
Redfin Corp.	(8,350)	(150,634)	(41.7)
Regency Centers Corp.	(11,312)	(754,510)	(208.9)
Resideo Technologies, Inc.	(11,149)	(210,270)	(58.2)
Retail Properties of America, Inc., Class A	(46,317)	(563,215)	(155.9)
Rogers Corp.	(2,607)	(413,627)	(114.5)
Roku, Inc.	(2,448)	(252,952)	(70.0)
RPM International, Inc.	(656)	(44,496)	(12.3)
Sabra Health Care REIT, Inc.	(58,743)	(1,212,456)	(335.7)
Sabre Corp.	(55,540)	(1,305,745)	(361.5)
SailPoint Technologies Holding, Inc.	(9,645)	(203,895)	(56.4)
Santander Consumer USA Holdings, Inc.	(21,175)	(569,819)	(157.7)
Seagate Technology PLC	(2,251)	(104,244)	(28.9)
Sealed Air Corp.	(2,205)	(92,147)	(25.5)
SEI Investments Co.	(404)	(24,074)	(6.7)
Semtech Corp.	(1,312)	(69,365)	(19.2)
Sensient Technologies Corp.	(2,393)	(163,131)	(45.2)
Signature Bank	(5,143)	(655,527)	(181.5)
Simmons First National Corp., Class A Class A	(7,897)	(203,348)	(56.3)
SiteOne Landscape Supply, Inc.	(1,461)	(107,924)	(29.9)
Skechers U.S.A., Inc., Class A	(6,358)	(241,223)	(66.8)
Slack Technologies, Inc., Class A	(22,213)	(742,358)	(205.5)
Sonoco Products Co.	(1,449)	(86,983)	(24.1)
South State Corp.	(543)	(43,478)	(12.0)
Southern Co.	(4,083)	(229,465)	(63.5)
Spirit AeroSystems Holdings, Inc., Class A	(13,332)	(1,024,431)	(283.6)
Spirit Airlines, Inc.	(1,032)	(43,788)	(12.1)
Spirit Realty Capital, Inc.	(4,047)	(178,554)	(49.4)
SPX FLOW, Inc.	(529)	(21,456)	(5.9)
SS&C Technologies Holdings, Inc.	(5,083)	(243,730)	(67.5)
STAAR Surgical Co.	(587)	(17,205)	(4.8)
Starbucks Corp.	(1,171)	(110,882)	(30.7)
Starwood Property Trust, Inc.	(12,473)	(289,748)	(80.2)
Stericycle, Inc.	(3,484)	(160,125)	(44.3)
Sterling Bancorp	(66,915)	(1,462,093)	(404.8)
Stitch Fix, Inc., Class A	(1,494)	(38,963)	(10.8)
Summit Materials, Inc., Class A	(2,594)	(47,833)	(13.2)
Sunrun, Inc.	(1,861)	(35,452)	(9.8)
Switch, Inc.	(6,689)	(90,770)	(25.1)

	Shares	Value	% of Basket Value

United States (continued)
Synopsys, Inc.	(5,203)	$(690,750)	(191.2	) %
T-Mobile U.S., Inc.	(9,095)	(725,144)	(200.7)
Take-Two Interactive Software, Inc.	(5,733)	(702,407)	(194.5)
Teleflex, Inc.	(77)	(26,160)	(7.2)
Tellurian, Inc.	(7,178)	(44,288)	(12.3)
Tenable Holdings, Inc.	(3,216)	(80,593)	(22.3)
Tenet Healthcare Corp.	(5,102)	(120,254)	(33.3)
Tesla, Inc.	(535)	(129,261)	(35.8)
Textron, Inc.	(5,860)	(288,898)	(80.0)
Tiffany & Co.	(886)	(83,213)	(23.0)
Toro Co.	(11,001)	(801,093)	(221.8)
Total System Services, Inc.	(2,602)	(353,143)	(97.8)
Trade Desk, Inc., Class A	(2,702)	(711,464)	(197.0)
TreeHouse Foods, Inc.	(5,195)	(308,271)	(85.3)
Trex Co., Inc.	(6,403)	(523,445)	(144.9)
TripAdvisor, Inc.	(7,304)	(322,472)	(89.3)
Twitter, Inc.	(1,172)	(49,587)	(13.7)
Ubiquiti Networks, Inc.	(271)	(34,886)	(9.7)
United Bankshares, Inc.	(22,807)	(857,315)	(237.3)
United States Steel Corp.	(29,203)	(438,921)	(121.5)
Uniti Group, Inc.	(17,289)	(145,573)	(40.3)
Universal Corp.	(2,809)	(167,135)	(46.3)
Universal Display Corp.	(814)	(171,819)	(47.6)
Universal Health Services, Inc., Class B	(738)	(111,335)	(30.8)
Upwork, Inc.	(4,243)	(69,755)	(19.3)
US Bancorp	(25,677)	(1,467,441)	(406.2)
USANA Health Sciences, Inc.	(404)	(27,492)	(7.6)
Valley National Bancorp	(42,677)	(476,275)	(131.9)
Vector Group Ltd.	(17,638)	(203,719)	(56.4)
VEREIT, Inc.	(112,039)	(1,021,796)	(282.9)
Viavi Solutions, Inc.	(3,315)	(48,631)	(13.5)
Virtu Financial, Inc., Class A	(11,062)	(239,824)	(66.4)
Vishay Intertechnology, Inc.	(1,897)	(32,249)	(8.9)
Walgreens Boots Alliance, Inc.	(12,021)	(655,024)	(181.3)
Waters Corp.	(4,798)	(1,010,267)	(279.7)
WEC Energy Group, Inc.	(16,137)	(1,379,068)	(381.8)
Weight Watchers International, Inc.	(8,924)	(193,205)	(53.5)
Welltower, Inc.	(12,705)	(1,056,040)	(292.3)
Western Digital Corp.	(7,295)	(393,128)	(108.8)
Western Union Co.	(70,392)	(1,478,232)	(409.2)
WEX, Inc.	(1,964)	(428,289)	(118.6)
Weyerhaeuser Co.	(23,694)	(602,065)	(166.7)
Whirlpool Corp.	(811)	(117,984)	(32.7)
White Mountains Insurance Group Ltd.	(125)	(134,500)	(37.2)
Williams Cos., Inc.	(3,963)	(97,648)	(27.0)
World Wrestling Entertainment, Inc., Class A	(1,160)	(84,425)	(23.4)
WP Carey, Inc.	(15,180)	(1,313,677)	(363.7)
WPX Energy, Inc.	(5,142)	(53,682)	(14.9)
Wyndham Hotels & Resorts, Inc.	(5,489)	(310,403)	(85.9)
Wynn Resorts Ltd.	(7,725)	(1,004,791)	(278.2)
Xerox Corp.	(10,750)	(345,075)	(95.5)
Zayo Group Holdings, Inc.	(3,663)	(123,553)	(34.2)
Zillow Group, Inc., Class C	(1,027)	(51,309)	(14.2)
Zogenix, Inc.	(5,277)	(254,193)	(70.4)
Zoom Video Communications, Inc., Class A	(422)	(40,305)	(11.2)
Zuora, Inc., Class A	(4,030)	(60,490)	(16.7)

		(152,943,682)

Total Reference Entity — Short		(162,060,306)

Net Value of Reference Entity — Goldman Sachs & Co.		$361,226

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of July 31, 2019 expiration dates 09/11/19 — 03/17/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Australia
Adelaide Brighton Ltd.	55,281	$133,337	(6.7)%
Altium Ltd.	14,026	348,795	(17.5)
Amcor PLC	105,957	1,121,160	(56.2)
Ansell Ltd.	20,999	399,482	(20.0)
Aristocrat Leisure Ltd.	193,430	4,025,098	(201.9)
BHP Group Ltd.	116,883	3,217,866	(161.4)
Cochlear Ltd.	1,338	201,034	(10.1)
Computershare Ltd.	1,380	14,866	(0.7)
Domino’s Pizza Enterprises Ltd.	16,528	435,070	(21.8)
Fortescue Metals Group Ltd.	12,601	70,946	(3.6)
IDP Education Ltd.	143,591	1,876,763	(94.2)
Magellan Financial Group Ltd.	9,052	380,149	(19.1)
Qantas Airways Ltd.	34,580	134,620	(6.8)
REA Group Ltd.	3,382	226,845	(11.4)
Rio Tinto Ltd.	25,186	1,685,632	(84.6)
Spark Infrastructure Group	9,083	14,719	(0.7)

		14,286,382

Austria
Vienna Insurance Group AG Wiener Versicherung Gruppe	16,329	419,368	(21.0)
Wienerberger AG	80,475	1,839,508	(92.3)

		2,258,876

Canada
BCE, Inc.	207,516	9,377,371	(470.4)
Genworth MI Canada, Inc.	724	26,721	(1.4)
Quebecor, Inc., Class B	112,426	2,547,005	(127.8)
TFI International, Inc.	8,654	273,757	(13.7)

		12,224,854

Denmark
DSV A/S	20,330	1,940,373	(97.3)
GN Store Nord A/S	886	42,028	(2.1)
H Lundbeck A/S	15,432	594,898	(29.9)
SimCorp A/S	2,306	207,845	(10.4)

		2,785,144

Finland
Valmet OYJ	196,052	3,806,849	(191.0)

France
Bouygues SA	29,820	1,068,888	(53.6)
Dassault Aviation SA	287	393,960	(19.8)
Dassault Systemes SE	12,575	1,912,865	(96.0)
Edenred	96,699	4,852,508	(243.4)
Gaztransport Et Technigaz SA	2,022	183,446	(9.2)
Hermes International	33	23,180	(1.2)
L’Oreal SA	19,620	5,249,612	(263.3)
Lagardere SCA	1,541	34,820	(1.7)
Natixis SA	9,113	36,546	(1.8)
Nexity SA	5,729	275,069	(13.8)
Pernod Ricard SA	4,861	853,026	(42.8)
Publicis Groupe SA	3,251	160,423	(8.1)
Sartorius Stedim Biotech	8,995	1,433,483	(71.9)
SCOR SE	3,360	138,077	(6.9)
SPIE SA	2,890	53,715	(2.7)

		16,669,618

	Shares	Value	% of Basket Value

Germany
adidas AG	5,573	$1,776,355	(89.1	) %
CompuGroup Medical SE	817	63,035	(3.2)
Duerr AG	4,184	124,438	(6.2)
Fresenius Medical Care AG & Co. KGaA	1,006	69,676	(3.5)
HeidelbergCement AG	40,772	2,944,449	(147.7)
Hochtief AG	12,496	1,416,027	(71.0)
LEG Immobilien AG	1,911	220,379	(11.1)
Nemetschek SE	7,980	443,665	(22.3)
Sartorius AG, Preference Shares	2,237	452,501	(22.7)
Software AG	53,651	1,505,968	(75.5)
Telefonica Deutschland Holding AG	244,656	617,773	(31.0)

		9,634,266

Hong Kong
CK Hutchison Holdings Ltd.	2,000	18,690	(0.9)
Hongkong Land Holdings Ltd.	917,600	5,595,978	(280.7)
Melco Resorts & Entertainment Ltd. — ADR	1,276	28,672	(1.5)

		5,643,340

Ireland
Allegion PLC	16,975	1,757,592	(88.2)
Glanbia PLC	120,488	1,573,887	(78.9)
Jazz Pharmaceuticals PLC	270	37,633	(1.9)
Kerry Group PLC, Class A	41,892	4,887,868	(245.2)
Kingspan Group PLC	23,091	1,132,385	(56.8)

		9,389,365

Italy
Ferrari NV	6,085	979,842	(49.1)
Interpump Group SpA	19,917	559,853	(28.1)
Moncler SpA	19,369	795,295	(39.9)

		2,334,990

Japan
AEON Financial Service Co. Ltd.	7,400	119,379	(6.0)
Aeon Mall Co. Ltd.	1,200	18,422	(0.9)
AGC, Inc.	48,800	1,494,741	(75.0)
Aoyama Trading Co. Ltd.	51,700	962,788	(48.3)
Asics Corp.	3,400	36,431	(1.8)
Astellas Pharma, Inc.	150,500	2,132,870	(107.0)
Benesse Holdings, Inc.	19,000	444,691	(22.3)
Brother Industries Ltd.	4,100	72,592	(3.6)
Calbee, Inc.	5,400	152,342	(7.6)
Citizen Watch Co. Ltd.	106,800	531,486	(26.7)
Credit Saison Co. Ltd.	49,200	598,132	(30.0)
Dai-ichi Life Holdings, Inc.	478,800	7,038,860	(353.1)
Daicel Corp.	1,900	16,078	(0.8)
Dentsu, Inc.	10,200	337,172	(16.9)
DIC Corp.	3,000	80,939	(4.1)
Eisai Co. Ltd.	6,200	335,096	(16.8)
Electric Power Development Co. Ltd.	17,600	393,996	(19.8)
Fancl Corp.	3,700	92,985	(4.7)
Fuji Media Holdings, Inc.	58,500	761,131	(38.2)
Glory Ltd.	14,500	382,891	(19.2)
H2O Retailing Corp.	2,200	24,865	(1.3)
Hino Motors Ltd.	18,100	145,203	(7.3)
Hisamitsu Pharmaceutical Co., Inc.	7,100	285,339	(14.3)
Hokuriku Electric Power Co.	8,400	60,157	(3.0)
IHI Corp.	900	21,446	(1.1)
Isetan Mitsukoshi Holdings Ltd.	79,100	628,837	(31.5)
Isuzu Motors Ltd.	20,200	223,522	(11.2)
Izumi Co. Ltd.	500	18,755	(0.9)
Japan Post Insurance Co. Ltd.	53,100	885,612	(44.4)
JFE Holdings, Inc.	6,100	80,648	(4.1)

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
JXTG Holdings, Inc.	1,486,300	$6,994,270	(350.9	) %
Kajima Corp.	37,100	477,139	(23.9)
Kakaku.com, Inc.	3,900	81,008	(4.1)
Kandenko Co. Ltd.	2,300	20,054	(1.0)
Kansai Electric Power Co., Inc.	8,600	106,206	(5.3)
Kinden Corp.	1,500	22,691	(1.1)
Kirin Holdings Co. Ltd.	131,600	2,854,175	(143.2)
Kokuyo Co. Ltd.	2,100	28,325	(1.4)
Komeri Co. Ltd.	12,000	246,519	(12.4)
Lintec Corp.	22,600	475,522	(23.9)
Maeda Corp.	7,700	57,689	(2.9)
Mitsubishi Gas Chemical Co., Inc.	86,600	1,152,427	(57.8)
Mitsubishi Motors Corp.	38,500	169,419	(8.5)
Mitsubishi UFJ Lease & Finance Co. Ltd.	12,200	64,650	(3.2)
Nippon Shokubai Co. Ltd.	1,200	77,886	(3.9)
Nisshinbo Holdings, Inc.	109,600	853,384	(42.8)
Nitto Denko Corp.	31,000	1,526,746	(76.6)
NTN Corp.	145,900	404,875	(20.3)
ORIX Corp.	15,500	221,215	(11.1)
Otsuka Holdings Co. Ltd.	21,000	772,274	(38.7)
Penta-Ocean Construction Co. Ltd.	123,500	598,060	(30.0)
Pilot Corp.	1,600	60,430	(3.0)
Pola Orbis Holdings, Inc.	47,900	1,203,809	(60.4)
Ryohin Keikaku Co. Ltd.	1,500	266,254	(13.4)
Sanwa Holdings Corp.	20,800	231,890	(11.6)
Seria Co. Ltd.	15,900	371,738	(18.7)
Shikoku Electric Power Co., Inc.	5,700	53,615	(2.7)
Shimachu Co. Ltd.	2,300	50,755	(2.6)
Sumitomo Corp.	108,200	1,605,543	(80.5)
Sumitomo Rubber Industries Ltd.	13,300	145,176	(7.3)
Sundrug Co. Ltd.	28,700	793,530	(39.8)
T&D Holdings, Inc.	446,400	5,013,001	(251.5)
Taiheiyo Cement Corp.	6,000	168,512	(8.5)
Taisei Corp.	69,100	2,383,999	(119.6)
Taisho Pharmaceutical Holdings Co. Ltd.	400	30,500	(1.5)
Tokai Tokyo Financial Holdings, Inc.	34,600	104,982	(5.3)
Tokyo Broadcasting System Holdings, Inc.	5,200	88,146	(4.4)
Topcon Corp.	29,700	346,754	(17.4)
Toyobo Co. Ltd.	5,000	62,394	(3.1)
Trend Micro, Inc.	17,700	771,754	(38.7)
TS Tech Co. Ltd.	2,400	66,070	(3.3)
TV Asahi Holdings Corp.	9,300	152,558	(7.7)
Ube Industries Ltd.	180,600	3,760,174	(188.6)
Ulvac, Inc.	22,100	925,043	(46.4)
Yamaguchi Financial Group, Inc.	22,000	153,595	(7.7)
Yamaha Motor Co. Ltd.	10,000	175,349	(8.8)
Zenkoku Hosho Co. Ltd.	1,400	54,609	(2.7)

		54,622,120

Netherlands
ASM International NV	13,375	1,090,976	(54.7)
IMCD NV	247	21,761	(1.1)
Koninklijke KPN NV	91,241	260,169	(13.1)

		1,372,906

Norway
Schibsted ASA, Class A	8,515	228,998	(11.5)
Subsea 7 SA	92,709	993,659	(49.8)

		1,222,657

Spain
Acciona SA	3,132	333,492	(16.8)
Melia Hotels International SA	78,783	694,065	(34.8)

		1,027,557

	Shares	Value	% of Basket Value

Sweden
Elekta AB, B Shares, Class B	81,763	$1,163,304	(58.3	) %
Industrivarden AB, Class C	1,652	35,890	(1.8)
Volvo AB, Class B	661,914	9,832,806	(493.3)

		11,032,000

Switzerland
Landis+Gyr Group AG	2,346	189,585	(9.5)
Logitech International SA, Registered Shares	118,397	4,869,033	(244.3)
Sika AG, Registered Shares	25,008	3,610,509	(181.1)
Straumann Holding AG, Registered Shares	1,080	881,067	(44.2)
Sunrise Communications Group AG	22,194	1,641,492	(82.3)

		11,191,686

United Kingdom
Anglo American PLC	60,613	1,485,285	(74.5)
Aviva PLC	200,141	988,412	(49.6)
boohoo Group PLC	168,327	487,754	(24.5)
British American Tobacco PLC	32,613	1,162,084	(58.3)
Diageo PLC	138,772	5,786,817	(290.3)
Dialog Semiconductor PLC	31,050	1,389,878	(69.7)
Electrocomponents PLC	23,777	175,193	(8.8)
GlaxoSmithKline PLC	87,929	1,818,453	(91.2)
Greggs PLC	24,293	658,392	(33.0)
HomeServe PLC	27,020	374,921	(18.8)
Inchcape PLC	270,072	2,046,023	(102.7)
International Game Technology PLC	59,537	794,819	(39.9)
Rotork PLC	155,855	581,949	(29.2)
Spirax-Sarco Engineering PLC	6,913	753,816	(37.8)
SSP Group PLC	123,767	1,058,666	(53.1)

		19,562,462

United States
Adobe, Inc.	1,458	435,738	(21.9)
ADT, Inc.	69,352	440,385	(22.1)
Amazon.com, Inc.	295	550,700	(27.6)
AMC Networks, Inc., Class A	4,827	257,665	(12.9)
American Financial Group, Inc.	2,953	302,328	(15.2)
AMN Healthcare Services, Inc.	5,521	294,711	(14.8)
AO Smith Corp.	30,181	1,371,726	(68.8)
Apple Hospitality REIT, Inc.	151,543	2,380,741	(119.4)
Autodesk, Inc.	760	118,689	(6.0)
AutoZone, Inc.	25	28,076	(1.4)
Avista Corp.	99,090	4,561,113	(228.8)
Black Hills Corp.	4,506	356,650	(17.9)
Boyd Gaming Corp.	41,353	1,095,441	(55.0)
Bristol-Myers Squibb Co.	12,502	555,214	(27.9)
Cargurus, Inc.	34,575	1,288,610	(64.6)
Centene Corp.	2,713	141,320	(7.1)
Cinemark Holdings, Inc.	8,989	358,841	(18.0)
Cirrus Logic, Inc.	27,031	1,325,871	(66.5)
Citizens Financial Group, Inc.	90,293	3,364,317	(168.8)
ConocoPhillips	904	53,408	(2.7)
Cornerstone OnDemand, Inc.	2,307	136,574	(6.9)
CoStar Group, Inc.	9,269	5,704,143	(286.1)
Crane Co.	13,681	1,145,100	(57.4)
Crimson Wine Group Ltd.	1	7	0.0
CVS Health Corp.	16,805	938,895	(47.1)
Danaher Corp.	7,825	1,099,413	(55.2)
Dropbox, Inc., Class A	1,648	38,827	(2.0)
East West Bancorp, Inc.	52,363	2,513,948	(126.1)
Estee Lauder Cos., Inc., Class A	1,414	260,445	(13.1)
Etsy, Inc.	846	56,699	(2.8)
Evergy, Inc.	95,975	5,805,528	(291.2)
Extended Stay America, Inc.	200,970	3,360,218	(168.6)

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Facebook, Inc., Class A	9,138	$1,774,874	(89.0	) %
First American Financial Corp.	65,720	3,799,930	(190.6)
First Horizon National Corp.	120,616	1,978,102	(99.2)
Five9, Inc.	3,626	179,016	(9.0)
General Mills, Inc.	5,112	271,498	(13.6)
GoDaddy, Inc., Class A	54,567	4,004,126	(200.9)
Goodyear Tire & Rubber Co.	19,795	271,785	(13.6)
Green Dot Corp., Class A	17,212	872,476	(43.8)
H&R Block, Inc.	7,369	204,048	(10.2)
HEICO Corp.	14,640	2,002,020	(100.4)
Hill-Rom Holdings, Inc.	14,140	1,507,890	(75.6)
HubSpot, Inc.	13,528	2,417,724	(121.3)
IDACORP, Inc.	22,684	2,315,129	(116.1)
Ingredion, Inc.	2,007	155,121	(7.8)
Insperity, Inc.	45,053	4,791,387	(240.4)
Interpublic Group of Cos., Inc.	196,061	4,493,718	(225.4)
Intuit, Inc.	8,761	2,429,513	(121.9)
L3Harris Technologies, Inc.	13,174	2,734,922	(137.2)
Landstar System, Inc.	6,672	742,393	(37.2)
LendingTree, Inc.	1,813	584,765	(29.3)
Liberty Latin America Ltd., Class A	2	33	0.0
Lockheed Martin Corp.	7,510	2,719,897	(136.4)
Macquarie Infrastructure Corp.	16,902	700,419	(35.1)
Match Group, Inc.	10,712	806,506	(40.5)
MDU Resources Group, Inc.	41,076	1,098,372	(55.1)
Mettler-Toledo International, Inc.	1,314	994,370	(49.9)
Morgan Stanley	41,420	1,845,675	(92.6)
New Relic, Inc.	23,706	2,208,688	(110.8)
Norwegian Cruise Line Holdings Ltd.	19,357	957,010	(48.0)
NVIDIA Corp.	2,926	493,675	(24.8)
OGE Energy Corp.	601	25,813	(1.3)
ON Semiconductor Corp.	2,160	46,462	(2.3)
Outfront Media, Inc.	15,322	416,452	(20.9)
PacWest Bancorp	6,826	263,688	(13.2)
Park Hotels & Resorts, Inc.	186,863	4,935,052	(247.6)
Paycom Software, Inc.	6,917	1,665,268	(83.5)
Paylocity Holding Corp.	21,231	2,167,473	(108.7)
Penske Automotive Group, Inc.	20,812	956,728	(48.0)
Penumbra, Inc.	4,187	701,741	(35.2)
Performance Food Group Co.	12,727	558,079	(28.0)
Planet Fitness, Inc., Class A	14,897	1,171,798	(58.8)
Prudential Financial, Inc.	32,761	3,319,017	(166.5)
Pure Storage, Inc., Class A	1,926	29,160	(1.5)
RingCentral, Inc., Class A	11,035	1,566,749	(78.6)
RLJ Lodging Trust	213,385	3,687,293	(185.0)
Robert Half International, Inc.	41,907	2,531,602	(127.0)
Ryder System, Inc.	82,983	4,419,675	(221.7)
Ryman Hospitality Properties, Inc.	37,170	2,787,750	(139.8)
salesforce.com, Inc.	46,336	7,158,912	(359.1)
ServiceNow, Inc.	18,390	5,101,202	(255.9)
Sirius XM Holdings, Inc.	256,721	1,607,073	(80.6)
Smartsheet, Inc., Class A	453	22,609	(1.1)
Snap-on, Inc.	9,140	1,394,855	(70.0)
State Street Corp.	11,594	673,495	(33.8)
Tempur Sealy International, Inc.	14,050	1,127,091	(56.5)
TriNet Group, Inc.	26,904	1,978,520	(99.3)
Twilio, Inc., Class A	4,541	631,699	(31.7)
Uber Technologies, Inc.	60,287	2,540,494	(127.4)
UGI Corp.	30,896	1,578,477	(79.2)
Unum Group	33,388	1,066,747	(53.5)
Veeva Systems, Inc., Class A	36,437	6,044,898	(303.2)
VMware, Inc., Class A	3,178	554,529	(27.8)

	Shares	Value	% of Basket Value

United States (continued)
Webster Financial Corp.	3,375	$172,125	(8.6	) %
Western Alliance Bancorp	8,379	414,258	(20.8)
Westrock Co.	101,506	3,659,291	(183.6)
Wolverine World Wide, Inc.	6,548	177,778	(8.9)
Woodward, Inc.	1,318	147,669	(7.4)
Workday, Inc., Class A	25,655	5,130,487	(257.4)
Yelp, Inc.	38,283	1,341,819	(67.3)
Zebra Technologies Corp., Class A	2,954	622,969	(31.3)
Zendesk, Inc.	50,497	4,219,529	(211.7)
Zynga, Inc., Class A	70,455	449,503	(22.6)

		168,762,252

Total Reference Entity — Long		347,827,324

Reference Entity — Short

Australia
Afterpay Touch Group Ltd.	(21,218)	(380,997)	19.1
BlueScope Steel Ltd.	(45,392)	(400,636)	20.1
Coles Group Ltd.	(273,057)	(2,651,158)	133.0
Link Administration Holdings Ltd.	(21,521)	(74,536)	3.7
National Australia Bank Ltd.	(28,912)	(563,084)	28.3
NEXTDC Ltd.	(20,678)	(96,576)	4.9
TPG Telecom Ltd.	(9,720)	(46,255)	2.3

		(4,213,242)

Belgium
Anheuser-Busch InBev NV	(20,900)	(2,101,215)	105.4
Euronav NV	(178,222)	(1,500,020)	75.2

		(3,601,235)

Bermuda
Axis Capital Holdings Ltd.	(130,031)	(8,279,074)	415.3

Canada
Cameco Corp.	(15,446)	(141,844)	7.1
Great Canadian Gaming Corp.	(26,473)	(878,956)	44.1
Inter Pipeline Ltd.	(16,122)	(271,306)	13.6
Stars Group, Inc.	(43,464)	(676,429)	34.0
WestJet Airlines Ltd.	(20,203)	(470,862)	23.6

		(2,439,397)

China
Minth Group Ltd.	(58,000)	(163,449)	8.2

Denmark
Ambu A/S, Class B	(19,629)	(287,441)	14.4
Pandora A/S	(38,146)	(1,462,223)	73.4

		(1,749,664)

France
Air France-KLM	(14,519)	(151,468)	7.6
Elis SA	(132,739)	(2,465,689)	123.7
Remy Cointreau SA	(956)	(141,705)	7.1
Valeo SA	(14,015)	(440,615)	22.1

		(3,199,477)

Germany
Bayer AG, Registered Shares	(2,031)	(131,546)	6.6
Delivery Hero SE	(17,291)	(830,578)	41.7
Gerresheimer AG	(4,839)	(376,387)	18.9
ThyssenKrupp AG	(388,378)	(4,970,268)	249.3

		(6,308,779)

Hong Kong
Dairy Farm International Holdings Ltd.	(121,300)	(908,303)	45.6
Melco International Development Ltd.	(34,000)	(82,728)	4.1

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Hong Kong (continued)
New World Development Co. Ltd.	(95,000)	$(133,759)	6.7%
SJM Holdings Ltd.	(15,000)	(16,284)	0.8

		(1,141,074)

Ireland
Perrigo Co. PLC	(43,674)	(2,358,833)	118.3

Israel
Teva Pharmaceutical Industries Ltd.	(106,207)	(843,092)	42.3

Italy
Atlantia SpA	(11,029)	(283,615)	14.2
Banco BPM SpA	(159,347)	(297,073)	14.9
FinecoBank Banca Fineco SpA	(121,763)	(1,211,295)	60.8
Prada SpA	(5,800)	(17,805)	0.9
Prysmian SpA	(190,775)	(3,927,412)	197.0
Telecom Italia SpA	(48,205)	(27,102)	1.4

		(5,764,302)

Japan
Acom Co. Ltd.	(49,000)	(173,091)	8.7
Advance Residence Investment Corp.	(8)	(24,761)	1.2
Aeon Co. Ltd.	(40,100)	(693,899)	34.8
ANA Holdings, Inc.	(6,400)	(214,813)	10.8
Awa Bank Ltd.	(9,000)	(204,307)	10.2
Bandai Namco Holdings, Inc.	(21,200)	(1,139,696)	57.2
Bank of Kyoto Ltd.	(30,900)	(1,199,225)	60.2
Chugoku Bank Ltd.	(80,800)	(706,422)	35.4
Daifuku Co. Ltd.	(9,100)	(497,709)	25.0
Daiichi Sankyo Co. Ltd.	(28,400)	(1,725,784)	86.6
Daiwa House REIT Investment Corp.	(410)	(1,003,492)	50.3
Dowa Holdings Co. Ltd.	(50,500)	(1,594,873)	80.0
Fuji Electric Co. Ltd.	(800)	(24,440)	1.2
Hachijuni Bank Ltd.	(92,800)	(349,702)	17.5
Hikari Tsushin, Inc.	(5,000)	(1,102,384)	55.3
Hitachi Chemical Co. Ltd.	(112,100)	(3,065,407)	153.8
Hitachi High-Technologies Corp.	(13,600)	(685,265)	34.4
Hitachi Metals Ltd.	(26,500)	(278,604)	14.0
Hoya Corp.	(2,200)	(168,700)	8.5
Ibiden Co. Ltd.	(1,900)	(33,874)	1.7
Ito En Ltd.	(22,700)	(991,237)	49.7
Iyo Bank Ltd.	(20,300)	(98,660)	4.9
Japan Airport Terminal Co. Ltd.	(5,700)	(235,679)	11.8
Japan Prime Realty Investment Corp.	(92)	(406,694)	20.4
Japan Real Estate Investment Corp.	(142)	(888,233)	44.6
Japan Retail Fund Investment Corp.	(353)	(711,199)	35.7
Kamigumi Co. Ltd.	(3,400)	(78,163)	3.9
Kansai Mirai Financial Group, Inc.	(48,500)	(325,727)	16.3
Kawasaki Kisen Kaisha Ltd.	(3,000)	(38,326)	1.9
Keihan Holdings Co. Ltd.	(15,800)	(640,386)	32.1
Keio Corp.	(65,400)	(4,046,810)	203.0
Keisei Electric Railway Co. Ltd.	(66,300)	(2,437,019)	122.3
Keyence Corp.	(300)	(172,155)	8.6
Kintetsu Group Holdings Co. Ltd.	(7,800)	(369,823)	18.6
Kobe Bussan Co. Ltd.	(2,600)	(145,238)	7.3
Koei Tecmo Holdings Co. Ltd.	(20,600)	(394,680)	19.8
Kusuri no Aoki Holdings Co. Ltd.	(5,600)	(370,261)	18.6
M3, Inc.	(1,300)	(26,189)	1.3
Minebea Mitsumi, Inc.	(139,800)	(2,386,033)	119.7
MISUMI Group, Inc.	(31,700)	(711,396)	35.7
Mochida Pharmaceutical Co. Ltd.	(5,600)	(235,218)	11.8
Murata Manufacturing Co. Ltd.	(9,700)	(444,174)	22.3
Nabtesco Corp.	(46,100)	(1,241,911)	62.3
Nagoya Railroad Co. Ltd.	(1,300)	(35,789)	1.8

	Shares	Value	% of Basket Value

Japan (continued)
Nexon Co. Ltd.	(4,600)	$(72,811)	3.7%
Nintendo Co. Ltd.	(1,100)	(404,682)	20.3
NOF Corp.	(4,900)	(175,392)	8.8
Rakuten, Inc.	(176,400)	(1,799,140)	90.3
Rohto Pharmaceutical Co. Ltd.	(600)	(17,428)	0.9
Sankyo Co. Ltd.	(13,200)	(454,435)	22.8
Sanrio Co. Ltd.	(27,300)	(550,722)	27.6
Sansan, Inc.	(1,700)	(92,509)	4.6
SBI Holdings, Inc.	(91,300)	(2,075,793)	104.1
SG Holdings Co. Ltd.	(29,200)	(771,905)	38.7
Shiga Bank Ltd.	(12,400)	(273,468)	13.7
Shinsei Bank Ltd.	(43,900)	(663,108)	33.3
Shochiku Co. Ltd.	(1,200)	(131,370)	6.6
Sony Financial Holdings, Inc.	(25,000)	(605,673)	30.4
Square Enix Holdings Co. Ltd.	(2,700)	(92,096)	4.6
Sumitomo Metal Mining Co. Ltd.	(22,900)	(650,452)	32.6
Sysmex Corp.	(4,000)	(290,412)	14.6
Taiyo Nippon Sanso Corp.	(10,300)	(211,193)	10.6
TDK Corp.	(2,100)	(161,232)	8.1
THK Co. Ltd.	(3,400)	(85,687)	4.3
Toho Gas Co. Ltd.	(4,300)	(163,507)	8.2
Tokyo Electric Power Co. Holdings, Inc.	(550,000)	(2,645,697)	132.7
TOTO Ltd.	(9,100)	(364,374)	18.3
Toyo Suisan Kaisha Ltd.	(2,500)	(100,533)	5.0
Tsuruha Holdings, Inc.	(500)	(50,896)	2.6
USS Co. Ltd.	(83,300)	(1,649,588)	82.7
Yamaha Corp.	(400)	(18,972)	1.0
Yaskawa Electric Corp.	(30,900)	(1,022,539)	51.3
ZOZO, Inc.	(1,200)	(22,628)	1.1

		(47,935,690)

Luxembourg
ArcelorMittal	(380,019)	(6,028,523)	302.4
Tenaris SA	(134,131)	(1,680,524)	84.3

		(7,709,047)

Mexico
Fresnillo PLC	(67,113)	(484,394)	24.3

Netherlands
Altice Europe NV, Class A	(73,554)	(273,830)	13.7
OCI NV	(30,154)	(786,477)	39.5
SBM Offshore NV	(46,610)	(922,277)	46.3

		(1,982,584)

Singapore
CapitaLand Ltd.	(64,200)	(168,192)	8.4
City Developments Ltd.	(467,300)	(3,279,209)	164.5
ComfortDelGro Corp. Ltd.	(37,100)	(72,715)	3.7
Keppel Corp. Ltd.	(59,700)	(275,858)	13.8
Mapletree Logistics Trust	(1,469,300)	(1,642,959)	82.4
SembCorp Industries Ltd.	(190,600)	(322,491)	16.2
Singapore Airlines Ltd.	(8,900)	(62,310)	3.1
UOL Group Ltd.	(73,700)	(391,689)	19.7
Wilmar International Ltd.	(168,500)	(487,071)	24.4

		(6,702,494)

Spain
Ence Energia y Celulosa SA	(10,501)	(37,961)	1.9
Ferrovial SA	(321,257)	(8,357,102)	419.2
Sacyr SA	(107,973)	(277,041)	13.9

		(8,672,104)

Sweden
Autoliv, Inc.	(4,457)	(321,572)	16.1

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Sweden (continued)
Husqvarna AB, B Shares	(98,349)	$(870,865)	43.7%
Tele2 AB, B Shares	(443,020)	(6,330,478)	317.6

		(7,522,915)

Switzerland
Cie Financiere Richemont SA, Registered Shares	(2,745)	(235,228)	11.8
Credit Suisse Group AG, Registered Shares	(179,095)	(2,165,444)	108.6
Lonza Group AG, Registered Shares	(24,773)	(8,486,080)	425.7
SGS SA, Registered Shares	(58)	(143,229)	7.2
STMicroelectronics NV	(177,166)	(3,238,099)	162.4
Swatch Group AG	(7,510)	(2,181,444)	109.4
Swatch Group AG, Registered Shares	(7,399)	(403,477)	20.3
Vifor Pharma AG	(1,017)	(150,523)	7.6

		(17,003,524)

United Kingdom
Aptiv PLC	(4,751)	(416,425)	20.9
Cairn Energy PLC	(409,544)	(786,081)	39.4
Capita PLC	(757,701)	(1,068,619)	53.6
Capital & Counties Properties PLC	(1,197,417)	(2,879,127)	144.4
Cobham PLC	(31,689)	(63,453)	3.2
Domino’s Pizza Group PLC	(173,112)	(520,224)	26.1
Ferguson PLC	(43,398)	(3,229,363)	162.0
Greene King PLC	(18,765)	(142,483)	7.1
Janus Henderson Group PLC	(259,531)	(5,208,787)	261.3
KAZ Minerals PLC	(57,260)	(396,359)	19.9
Melrose Industries PLC	(1,472,265)	(3,322,771)	166.7
Ocado Group PLC	(199,465)	(3,010,820)	151.0
Pentair PLC	(118,404)	(4,595,259)	230.5
Royal Bank of Scotland Group PLC	(340,896)	(898,106)	45.1
SSE PLC	(6,529)	(87,379)	4.4
Tullow Oil PLC	(229,446)	(537,618)	27.0
Whitbread PLC	(87,962)	(4,832,052)	242.4

		(31,994,926)

United States
Acadia Healthcare Co., Inc.	(9,641)	(307,934)	15.4
Air Lease Corp.	(68,414)	(2,859,021)	143.4
American Airlines Group, Inc.	(20,823)	(635,310)	31.9
American International Group, Inc.	(21,420)	(1,199,306)	60.2
Apergy Corp.	(540)	(17,566)	0.9
Aramark	(12,069)	(436,777)	21.9
Arconic, Inc.	(190,072)	(4,759,403)	238.8
Arrow Electronics, Inc.	(1,128)	(81,904)	4.1
Avery Dennison Corp.	(2,239)	(257,194)	12.9
Becton Dickinson & Co.	(33,314)	(8,421,779)	422.5
Best Buy Co., Inc.	(6,042)	(462,394)	23.2
Boston Scientific Corp.	(99,476)	(4,223,751)	211.9
Brighthouse Financial, Inc.	(21,434)	(839,570)	42.1
Brunswick Corp.	(353)	(17,353)	0.9
Bunge Ltd.	(40,008)	(2,337,667)	117.3
BWX Technologies, Inc.	(88,346)	(4,762,733)	238.9
Campbell Soup Co.	(16,500)	(682,110)	34.2
Carvana Co.	(7,742)	(492,081)	24.7
Casey’s General Stores, Inc.	(7,567)	(1,225,173)	61.5
Catalent, Inc.	(42,166)	(2,381,957)	119.5
CDK Global, Inc.	(462)	(23,964)	1.2
CF Industries Holdings, Inc.	(62,805)	(3,112,616)	156.1
Charter Communications, Inc., Class A	(1,417)	(546,083)	27.4
Chevron Corp.	(32,391)	(3,987,656)	200.0
Chewy, Inc., Class A	(20,155)	(676,402)	33.9
Cleveland-Cliffs, Inc.	(45,114)	(480,915)	24.1
Cognizant Technology Solutions Corp., Class A	(34,112)	(2,222,056)	111.5
Coherent, Inc.	(21,581)	(2,996,522)	150.3

	Shares	Value	% of Basket Value

United States (continued)
ConAgra Foods, Inc.	(42,289)	$(1,220,883)	61.2%
CoreLogic, Inc.	(57,575)	(2,623,693)	131.6
Coty, Inc., Class A	(34,607)	(377,562)	18.9
DaVita, Inc.	(2,326)	(139,211)	7.0
Deere & Co.	(13,085)	(2,167,530)	108.7
Dentsply Sirona, Inc.	(14,094)	(767,418)	38.5
Diamondback Energy, Inc.	(15,904)	(1,644,951)	82.5
Edison International	(13,755)	(1,025,298)	51.4
Element Solutions, Inc.	(7,562)	(75,771)	3.8
EQT Corp.	(5,075)	(76,683)	3.8
Equifax, Inc.	(3,455)	(480,556)	24.1
Fastenal Co.	(28,269)	(870,685)	43.7
FedEx Corp.	(2,738)	(466,911)	23.4
First Solar, Inc.	(57,574)	(3,712,947)	186.3
Gaming and Leisure Properties, Inc.	(32,114)	(1,211,019)	60.8
Gartner, Inc.	(10,282)	(1,432,591)	71.9
GCI Liberty, Inc., Class A	(78,079)	(4,663,659)	234.0
General Electric Co.	(75,026)	(784,022)	39.3
Guardant Health, Inc.	(8,685)	(816,303)	41.0
Hasbro, Inc.	(26,570)	(3,219,221)	161.5
Hilton Grand Vacations, Inc.	(276,314)	(9,035,468)	453.3
Hospitality Properties Trust	(1,225)	(30,270)	1.5
Huntington Ingalls Industries, Inc.	(8,666)	(1,978,448)	99.2
II-VI, Inc.	(8,669)	(344,159)	17.3
Ingevity Corp.	(1,102)	(108,591)	5.4
Interactive Brokers Group, Inc., Class A	(2,382)	(122,101)	6.1
JB Hunt Transport Services, Inc.	(17,699)	(1,811,847)	90.9
JBG SMITH Properties	(96,832)	(3,789,036)	190.1
Johnson Controls International PLC	(5,925)	(251,457)	12.6
Kansas City Southern	(4,422)	(547,178)	27.5
KBR, Inc.	(35,928)	(947,781)	47.5
L Brands, Inc.	(12,520)	(324,894)	16.3
Las Vegas Sands Corp.	(37,572)	(2,270,852)	113.9
Liberty Media Corp-Liberty Formula One, Class C	(6,057)	(238,525)	12.0
Lincoln Electric Holdings, Inc.	(34,282)	(2,897,515)	145.4
Lumentum Holdings, Inc.	(37,683)	(2,133,988)	107.1
MGM Resorts International	(50,615)	(1,519,462)	76.2
Micron Technology, Inc.	(105,636)	(4,742,000)	237.9
Mohawk Industries, Inc.	(27,693)	(3,453,040)	173.2
Monolithic Power Systems, Inc.	(786)	(116,454)	5.8
News Corp., Class A	(71,400)	(939,624)	47.1
NextEra Energy, Inc.	(42,175)	(8,737,395)	438.3
NiSource, Inc.	(169,877)	(5,043,648)	253.0
Occidental Petroleum Corp.	(5,006)	(257,108)	12.9
Patterson-UTI Energy, Inc.	(40,715)	(473,515)	23.8
Pioneer Natural Resources Co.	(1,346)	(185,802)	9.3
Polaris Industries, Inc.	(11,994)	(1,135,472)	57.0
Proto Labs, Inc.	(2,648)	(275,657)	13.8
Rogers Corp.	(13,222)	(2,097,803)	105.2
Roku, Inc.	(16,240)	(1,678,079)	84.2
Royal Gold, Inc.	(11,286)	(1,291,683)	64.8
Sabra Health Care REIT, Inc.	(178,688)	(3,688,120)	185.0
Sabre Corp.	(344,256)	(8,093,459)	406.0
Sanderson Farms, Inc.	(2,999)	(392,929)	19.7
Santander Consumer USA Holdings, Inc.	(4,302)	(115,767)	5.8
Slack Technologies, Inc., Class A	(99,070)	(3,310,919)	166.1
Spirit AeroSystems Holdings, Inc., Class A	(50,463)	(3,877,577)	194.5
SS&C Technologies Holdings, Inc.	(811)	(38,887)	2.0
Stericycle, Inc.	(44,881)	(2,062,731)	103.5
T-Mobile U.S., Inc.	(16,923)	(1,349,271)	67.7
Terex Corp.	(7,881)	(239,976)	12.0
Toro Co.	(12,937)	(942,072)	47.3

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Trade Desk, Inc., Class A	(420)	$(110,590)	5.5%
Ubiquiti Networks, Inc.	(368)	(47,373)	2.4
UDR, Inc.	(360)	(16,582)	0.8
United States Steel Corp.	(130,857)	(1,966,781)	98.7
Welltower, Inc.	(45,440)	(3,776,973)	189.5
Western Digital Corp.	(14,085)	(759,041)	38.1
Western Union Co.	(38,827)	(815,367)	40.9
WEX, Inc.	(22,117)	(4,823,054)	241.9
WP Carey, Inc.	(614)	(53,136)	2.7
WPX Energy, Inc.	(274,293)	(2,863,619)	143.7
Wynn Resorts Ltd.	(19,596)	(2,548,852)	127.9
Xerox Corp.	(18,212)	(584,605)	29.3
Zayo Group Holdings, Inc.	(3,690)	(124,464)	6.2
Zimmer Biomet Holdings, Inc.	(1,083)	(146,346)	7.3

		(179,751,454)

Total Reference Entity — Short		(349,820,750)

Net Value of Reference Entity — Goldman Sachs & Co.		$(1,993,426)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of July 31, 2019 expiration date 06/12/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Australia
Altium Ltd.	22,011	$547,364	46.1%
Amcor PLC	78,784	833,635	70.2
Ansell Ltd.	23,356	444,322	37.4
Aristocrat Leisure Ltd.	13,361	278,030	23.4
Coca-Cola Amatil Ltd.	3,143	22,748	1.9
Cochlear Ltd.	6,744	1,013,284	85.4
Computershare Ltd.	17,394	187,373	15.8
Domino’s Pizza Enterprises Ltd.	36,821	969,246	81.7
Fortescue Metals Group Ltd.	101,738	572,806	48.3
IDP Education Ltd.	70,751	924,730	77.9
Magellan Financial Group Ltd.	37,853	1,589,679	133.9
Qantas Airways Ltd.	107,983	420,376	35.4
Rio Tinto Ltd.	2,721	182,109	15.4
Spark Infrastructure Group	52,934	85,782	7.2

		8,071,484

Austria
Vienna Insurance Group AG Wiener Versicherung Gruppe	24,378	626,086	52.7
Wienerberger AG	10,529	240,673	20.3

		866,759

Belgium
UCB SA	993	77,629	6.5

Canada
BCE, Inc.	9,090	410,765	34.6
TELUS Corp.	4,070	146,296	12.3
TFI International, Inc.	30,008	949,260	80.0

		1,506,321

Denmark
Demant A/S	13,326	392,614	33.1
DSV A/S	9,651	921,128	77.6

	Shares	Value	% of Basket Value

Denmark (continued)
GN Store Nord A/S	13,697	$649,722	54.7%
H Lundbeck A/S	20,604	794,277	66.9
SimCorp A/S	3,484	314,021	26.5

		3,071,762

France
Bouygues SA	2,661	95,262	8.0
Dassault Aviation SA	482	661,632	55.7
Dassault Systemes SE	13,094	1,991,814	167.8
Gaztransport Et Technigaz SA	4,761	431,942	36.4
L’Oreal SA	2,772	741,688	62.5
Lagardere SCA	5,966	134,804	11.4
Nexity SA	16,577	795,919	67.0
Pernod Ricard SA	2,040	357,987	30.2
Publicis Groupe SA	11,874	585,932	49.4
Sartorius Stedim Biotech	3,516	560,325	47.2
SCOR SE	1,698	69,778	5.9
SPIE SA	861	15,959	1.3

		6,443,042

Germany
adidas AG	331	105,504	8.9
CompuGroup Medical SE	3,317	255,919	21.6
Duerr AG	10,518	312,819	26.4
HeidelbergCement AG	11,811	852,960	71.9
Hochtief AG	2,770	313,892	26.4
LEG Immobilien AG	2,159	248,978	21.0
Nemetschek SE	7,589	421,927	35.5
Software AG	19,643	551,374	46.4
Symrise AG	2,131	196,356	16.5
Telefonica Deutschland Holding AG	600,591	1,516,533	127.8

		4,776,262

Hong Kong
CK Hutchison Holdings Ltd.	8,500	79,432	6.7
Hongkong Land Holdings Ltd.	125,000	762,312	64.2

		841,744

Ireland
Glanbia PLC	100,847	1,317,325	111.0
Kerry Group PLC, Class A	798	93,109	7.8
Kingspan Group PLC	7,883	386,583	32.6

		1,797,017

Italy
Ferrari NV	1,073	172,781	14.6
Interpump Group SpA	2,294	64,483	5.4

		237,264

Japan
AEON Financial Service Co. Ltd.	41,000	661,426	55.7
Aoyama Trading Co. Ltd.	97,800	1,821,290	153.4
Asics Corp.	19,600	210,014	17.7
Astellas Pharma, Inc.	8,000	113,375	9.6
Benesse Holdings, Inc.	15,000	351,072	29.6
Calbee, Inc.	14,000	394,960	33.3
Citizen Watch Co. Ltd.	371,100	1,846,763	155.6
Credit Saison Co. Ltd.	152,300	1,851,535	156.0
Daicel Corp.	12,700	107,468	9.1
Dentsu, Inc.	27,800	918,958	77.4
DIC Corp.	6,500	175,368	14.8
Eisai Co. Ltd.	7,500	405,358	34.2
Electric Power Development Co. Ltd.	45,200	1,011,854	85.2
Fancl Corp.	25,900	650,898	54.8
Fuji Media Holdings, Inc.	184,000	2,393,983	201.7

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
H2O Retailing Corp.	9,100	$102,850	8.7%
Hino Motors Ltd.	36,800	295,220	24.9
Hisamitsu Pharmaceutical Co., Inc.	43,800	1,760,262	148.3
Hokuriku Electric Power Co.	5,500	39,389	3.3
IHI Corp.	5,600	133,440	11.2
Isetan Mitsukoshi Holdings Ltd.	169,300	1,345,917	113.4
Isuzu Motors Ltd.	5,100	56,434	4.8
Izumi Co. Ltd.	1,000	37,510	3.2
Japan Airlines Co. Ltd.	6,400	200,418	16.9
Japan Post Insurance Co. Ltd.	128,100	2,136,476	180.0
JFE Holdings, Inc.	6,900	91,225	7.7
JXTG Holdings, Inc.	153,900	724,227	61.0
Kajima Corp.	59,700	767,795	64.7
Kansai Electric Power Co., Inc.	28,400	350,728	29.5
Kokuyo Co. Ltd.	7,400	99,812	8.4
Komeri Co. Ltd.	6,900	141,748	11.9
Lintec Corp.	70,600	1,485,481	125.1
Maeda Corp.	18,900	141,600	11.9
Mitsubishi Gas Chemical Co., Inc.	146,500	1,949,544	164.2
Mitsubishi Motors Corp.	81,500	358,640	30.2
Mitsubishi UFJ Lease & Finance Co. Ltd.	11,900	63,061	5.3
Nippon Shokubai Co. Ltd.	3,400	220,677	18.6
Nisshinbo Holdings, Inc.	142,500	1,109,555	93.5
Nitto Denko Corp.	63,000	3,102,741	261.4
Oji Holdings Corp.	15,000	77,569	6.5
ORIX Corp.	34,200	488,100	41.1
Otsuka Holdings Co. Ltd.	3,200	117,680	9.9
Penta-Ocean Construction Co. Ltd.	134,300	650,360	54.8
Pilot Corp.	8,400	317,258	26.7
Pola Orbis Holdings, Inc.	29,800	748,925	63.1
Ricoh Co. Ltd.	1,700	15,571	1.3
Sanwa Holdings Corp.	53,600	597,562	50.3
Sapporo Holdings Ltd.	9,300	209,765	17.7
Seino Holdings Co Ltd.	1,400	17,438	1.5
Seria Co. Ltd.	40,600	949,219	80.0
Shikoku Electric Power Co., Inc.	7,800	73,368	6.2
Shimachu Co. Ltd.	24,000	529,619	44.6
Shimizu Corp.	9,700	78,059	6.6
Sumitomo Corp.	34,200	507,482	42.8
Sumitomo Osaka Cement Co. Ltd.	1,100	42,010	3.5
Sumitomo Rubber Industries Ltd.	9,100	99,331	8.4
Sundrug Co. Ltd.	90,500	2,502,246	210.8
Suntory Beverage & Food Ltd.	800	31,743	2.7
T&D Holdings, Inc.	266,300	2,990,506	251.9
Taiheiyo Cement Corp.	29,300	822,900	69.3
Taisei Corp.	39,200	1,352,428	113.9
Taisho Pharmaceutical Holdings Co. Ltd.	1,700	129,626	10.9
Tokai Tokyo Financial Holdings, Inc.	132,100	400,814	33.8
Tokyo Broadcasting System Holdings, Inc.	23,000	389,878	32.8
Topcon Corp.	51,500	601,274	50.7
Toyobo Co. Ltd.	22,900	285,766	24.1
Trend Micro, Inc.	28,500	1,242,655	104.7
TS Tech Co. Ltd.	2,300	63,317	5.3
TV Asahi Holdings Corp.	11,000	180,445	15.2
Ube Industries Ltd.	78,300	1,630,241	137.3
Yamaguchi Financial Group, Inc.	26,300	183,616	15.5
Yamaha Motor Co. Ltd.	12,900	226,200	19.1
Zenkoku Hosho Co. Ltd.	1,700	66,311	5.6

		48,248,354

Netherlands
ASR Nederland NV	3,837	144,545	12.2
IMCD NV	4,841	426,492	35.9

	Shares	Value	% of Basket Value

Netherlands (continued)
NN Group NV	702	$26,445	2.2%

		597,482

Norway
Schibsted ASA, Class A	8,925	240,024	20.2
Subsea 7 SA	14,250	152,732	12.9

		392,756

Singapore
Singapore Technologies Engineering Ltd.	12,600	38,647	3.3

Spain
Acerinox SA	1,910	16,048	1.3
Telefonica SA	14,899	113,584	9.6

		129,632

Sweden
Elekta AB, B Shares, Class B	9,187	130,710	11.0
Fabege AB	8,542	131,822	11.1
Volvo AB, Class B	18,209	270,497	22.8

		533,029

Switzerland
Landis+Gyr Group AG	972	78,549	6.6
Roche Holding AG	354	94,911	8.0
Straumann Holding AG, Registered Shares	233	190,082	16.0
Sunrise Communications Group AG	4,532	335,192	28.3

		698,734

United Kingdom
Anglo American PLC	35,053	858,953	72.4
Aviva PLC	79,433	389,985	32.8
boohoo Group PLC	216,636	627,737	52.9
Bunzl PLC	11,657	304,786	25.7
Greggs PLC	22,340	605,461	51.0
Halma PLC	1,062	25,647	2.2
HomeServe PLC	11,026	152,993	12.9
Inchcape PLC	27,782	210,472	17.7
Rotork PLC	132,827	495,964	41.8
Spirax-Sarco Engineering PLC	1,268	138,267	11.6

		3,810,265

Total Reference Entity — Long		82,138,183

Reference Entity — Short

Australia
Afterpay Touch Group Ltd.	(45,989)	(825,793)	(69.6)
BlueScope Steel Ltd.	(79,673)	(703,205)	(59.2)
Coles Group Ltd.	(6,739)	(65,430)	(5.5)
Link Administration Holdings Ltd.	(19,856)	(68,769)	(5.8)
National Australia Bank Ltd.	(18,421)	(358,763)	(30.2)
NEXTDC Ltd.	(217,992)	(1,018,126)	(85.8)
Nufarm Ltd.	(14,205)	(47,181)	(4.0)
TPG Telecom Ltd.	(3,204)	(15,247)	(1.3)

		(3,102,514)

Belgium
Euronav NV	(286,783)	(2,413,733)	(203.4)

Canada
AltaGas Ltd.	(45,672)	(699,372)	(58.9)
Bombardier, Inc., Class B	(606,508)	(1,043,168)	(87.9)
Cameco Corp.	(26,514)	(243,484)	(20.5)
First Quantum Minerals Ltd.	(53,429)	(492,269)	(41.5)
Great Canadian Gaming Corp.	(12,602)	(418,412)	(35.3)
Inter Pipeline Ltd.	(14,457)	(243,287)	(20.5)

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Canada (continued)
Kinaxis, Inc.	(3,737)	$(235,070)	(19.8	) %
Onex Corp.	(9,963)	(601,871)	(50.7)
Pan American Silver Corp.	(10,617)	(161,692)	(13.6)
Premium Brands Holdings Corp.	(7,258)	(528,210)	(44.5)
SNC-Lavalin Group, Inc.	(95,669)	(1,513,539)	(127.5)
WestJet Airlines Ltd.	(3,465)	(80,757)	(6.8)

		(6,261,131)

China
Minth Group Ltd.	(8,000)	(22,545)	(1.9)

France
BioMerieux	(231)	(19,575)	(1.6)
Elis SA	(43,432)	(806,770)	(68.0)
Getlink SE	(12,014)	(173,473)	(14.6)

		(999,818)

Germany
Bayer AG, Registered Shares	(4,725)	(306,034)	(25.8)
Delivery Hero SE	(11,499)	(552,358)	(46.5)
RWE AG	(3,628)	(98,236)	(8.3)
ThyssenKrupp AG	(71,377)	(913,447)	(76.9)

		(1,870,075)

Hong Kong
Dairy Farm International Holdings Ltd.	(38,000)	(284,547)	(24.0)

Italy
Anima Holding SpA	(13,877)	(51,013)	(4.3)
Banco BPM SpA	(1,166,874)	(2,175,422)	(183.3)
FinecoBank Banca Fineco SpA	(6,817)	(67,815)	(5.7)
Juventus Football Club SpA	(686,280)	(1,179,706)	(99.4)
Prysmian SpA	(50,793)	(1,045,656)	(88.1)

		(4,519,612)

Japan
Aeon Co. Ltd.	(32,700)	(565,848)	(47.7)
Awa Bank Ltd.	(21,000)	(476,716)	(40.2)
Bandai Namco Holdings, Inc.	(10,200)	(548,344)	(46.2)
Bank of Kyoto Ltd.	(11,400)	(442,432)	(37.3)
Chugoku Bank Ltd.	(133,900)	(1,170,667)	(98.6)
Daifuku Co. Ltd.	(2,300)	(125,794)	(10.6)
Daiichi Sankyo Co. Ltd.	(26,100)	(1,586,020)	(133.6)
Daiwa House REIT Investment Corp.	(241)	(589,858)	(49.7)
Dowa Holdings Co. Ltd.	(86,600)	(2,734,970)	(230.4)
Fuji Electric Co. Ltd.	(4,400)	(134,419)	(11.3)
GMO Payment Gateway, Inc.	(1,300)	(93,924)	(7.9)
Hachijuni Bank Ltd.	(286,200)	(1,078,498)	(90.9)
Harmonic Drive Systems, Inc.	(15,500)	(583,772)	(49.2)
Hikari Tsushin, Inc.	(6,600)	(1,455,146)	(122.6)
Hitachi Chemical Co. Ltd.	(51,700)	(1,413,752)	(119.1)
Hitachi High-Technologies Corp.	(12,600)	(634,877)	(53.5)
Hitachi Metals Ltd.	(46,800)	(492,024)	(41.4)
Hitachi Transport System Ltd.	(500)	(15,552)	(1.3)
Hoya Corp.	(1,700)	(131,340)	(11.1)
Ibiden Co. Ltd.	(9,200)	(164,022)	(13.8)
Ito En Ltd.	(21,000)	(917,003)	(77.3)
Iyo Bank Ltd.	(77,400)	(376,172)	(31.7)
Japan Airport Terminal Co. Ltd.	(8,800)	(363,856)	(30.7)
Japan Lifeline Co. Ltd.	(97,540)	(1,716,734)	(144.6)
Japan Prime Realty Investment Corp.	(103)	(455,321)	(38.4)
Japan Real Estate Investment Corp.	(9)	(56,296)	(4.7)
Kamigumi Co. Ltd.	(7,300)	(167,820)	(14.1)
Kansai Mirai Financial Group, Inc.	(81,800)	(549,370)	(46.3)
Kawasaki Kisen Kaisha Ltd.	(81,600)	(1,042,456)	(87.8)

	Shares	Value	% of Basket Value

Japan (continued)
Keihan Holdings Co. Ltd.	(18,900)	$(766,032)	(64.5	) %
Keisei Electric Railway Co. Ltd.	(58,900)	(2,165,014)	(182.4)
Kintetsu Group Holdings Co. Ltd.	(7,600)	(360,340)	(30.4)
Koei Tecmo Holdings Co. Ltd.	(9,900)	(189,676)	(16.0)
Kusuri no Aoki Holdings Co. Ltd.	(16,600)	(1,097,558)	(92.5)
Mercari, Inc.	(1,000)	(26,658)	(2.2)
Minebea Mitsumi, Inc.	(28,400)	(484,716)	(40.8)
MISUMI Group, Inc.	(87,400)	(1,961,388)	(165.2)
Murata Manufacturing Co. Ltd.	(14,900)	(682,288)	(57.5)
Nabtesco Corp.	(44,100)	(1,188,032)	(100.1)
Nagoya Railroad Co. Ltd.	(11,200)	(308,332)	(26.0)
Nexon Co. Ltd.	(3,500)	(55,722)	(4.7)
NOF Corp.	(13,500)	(483,223)	(40.7)
Oracle Corp. Japan	(400)	(33,212)	(2.8)
Oriental Land Co. Ltd.	(300)	(39,584)	(3.3)
PALTAC Corp.	(300)	(14,644)	(1.2)
Sanrio Co. Ltd.	(22,500)	(453,892)	(38.2)
Sansan, Inc.	(1,300)	(70,742)	(6.0)
Santen Pharmaceutical Co. Ltd.	(4,000)	(64,458)	(5.4)
SBI Holdings, Inc.	(53,700)	(1,220,921)	(102.9)
SG Holdings Co. Ltd.	(34,100)	(901,437)	(75.9)
Shiga Bank Ltd.	(32,400)	(714,546)	(60.2)
Shinsei Bank Ltd.	(46,300)	(699,360)	(58.9)
Shochiku Co. Ltd.	(2,600)	(284,635)	(24.0)
Sony Financial Holdings, Inc.	(11,100)	(268,919)	(22.7)
Square Enix Holdings Co. Ltd.	(3,700)	(126,206)	(10.6)
Sumitomo Metal Mining Co. Ltd.	(7,400)	(210,190)	(17.7)
Sysmex Corp.	(4,500)	(326,714)	(27.5)
Taiyo Nippon Sanso Corp.	(41,000)	(840,672)	(70.8)
Taiyo Yuden Co. Ltd.	(14,200)	(280,877)	(23.7)
TDK Corp.	(2,400)	(184,266)	(15.5)
THK Co. Ltd.	(2,500)	(63,005)	(5.3)
Toho Gas Co. Ltd.	(18,700)	(711,066)	(59.9)
TOTO Ltd.	(11,200)	(448,461)	(37.8)
Toyo Suisan Kaisha Ltd.	(5,700)	(229,215)	(19.3)
USS Co. Ltd.	(80,700)	(1,598,101)	(134.6)
Yamaha Corp.	(1,500)	(70,714)	(6.0)
Yaskawa Electric Corp.	(11,200)	(370,629)	(31.2)
ZOZO, Inc.	(2,300)	(43,370)	(3.7)

		(40,121,818)

Luxembourg
ArcelorMittal	(51,195)	(812,144)	(68.4)
B&M European Value Retail SA	(12,609)	(56,597)	(4.8)
Tenaris SA	(34,443)	(431,535)	(36.3)

		(1,300,276)

Netherlands
Altice Europe NV, Class A	(82,832)	(308,371)	(26.0)
SBM Offshore NV	(36,913)	(730,401)	(61.5)

		(1,038,772)

Singapore
CapitaLand Ltd.	(31,200)	(81,738)	(6.9)
City Developments Ltd.	(403,500)	(2,831,502)	(238.5)
ComfortDelGro Corp. Ltd.	(53,000)	(103,879)	(8.7)
Keppel Corp. Ltd.	(49,300)	(227,802)	(19.2)
Mapletree Logistics Trust	(417,600)	(466,957)	(39.3)
SembCorp Industries Ltd.	(56,700)	(95,935)	(8.1)
Sembcorp Marine Ltd.	(830,025)	(808,090)	(68.1)
Singapore Airlines Ltd.	(8,400)	(58,810)	(5.0)

		(4,674,713)

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Spain
Banco de Sabadell SA	(266,617)	$(232,859)	(19.6	) %
Ence Energia y Celulosa SA	(20,083)	(72,600)	(6.1)
Ferrovial SA	(35,749)	(929,966)	(78.4)

		(1,235,425)

Sweden
Tele2 AB, B Shares	(46,795)	(668,671)	(56.3)

Switzerland
Cie Financiere Richemont SA, Registered Shares	(6,249)	(535,497)	(45.1)
Credit Suisse Group AG, Registered Shares	(27,121)	(327,921)	(27.6)
Georg Fischer AG, Registered Shares	(578)	(498,218)	(42.0)
Lonza Group AG, Registered Shares	(588)	(201,422)	(17.0)
SGS SA, Registered Shares	(41)	(101,413)	(8.6)
Stadler Rail AG	(1,093)	(50,268)	(4.2)
Swatch Group AG	(776)	(225,406)	(19.0)
Swatch Group AG, Registered Shares	(7,862)	(428,725)	(36.1)

		(2,368,870)

United Kingdom
Cairn Energy PLC	(775,397)	(1,488,301)	(125.4)

	Shares	Value	% of Basket Value

United Kingdom (continued)
Capita PLC	(535,485)	$(755,218)	(63.6	) %
Capital & Counties Properties PLC	(9,809)	(23,585)	(2.0)
CNH Industrial NV	(23,724)	(240,217)	(20.3)
Cobham PLC	(41,398)	(82,894)	(7.0)
CYBG PLC	(585,431)	(1,233,593)	(103.9)
Domino’s Pizza Group PLC	(226,778)	(681,498)	(57.4)
Ferguson PLC	(7,979)	(593,739)	(50.0)
Greene King PLC	(21,855)	(165,946)	(14.0)
KAZ Minerals PLC	(57,989)	(401,406)	(33.8)
Melrose Industries PLC	(702,116)	(1,584,613)	(133.5)
Micro Focus International PLC	(798)	(16,809)	(1.4)
Ocado Group PLC	(118,802)	(1,793,254)	(151.1)
Royal Bank of Scotland Group PLC	(53,207)	(140,176)	(11.8)
Tullow Oil PLC	(85,938)	(201,362)	(17.0)
Whitbread PLC	(12,125)	(666,068)	(56.1)

		(10,068,679)

Total Reference Entity — Short		(80,951,199)

Net Value of Reference Entity — UBS AG		$1,186,984

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$6,828,587	$(2,728,472)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,048,403	$—	$—	$—	$1,048,403
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	6,828,587	—	—	—	6,828,587

	$—	$—	$7,876,990	$—	$—	$—	$7,876,990

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,843,860	$—	$—	$—	$1,843,860
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	2,728,472	—	—	—	2,728,472

	$—	$—	$4,572,332	$—	$—	$—	$4,572,332

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,748,244)	$—	$—	$—	$(1,748,244)
Options purchased(a)	—	—	(1,688,961)	—	—	—	(1,688,961)
Options written	—	—	1,220,764	—	—	—	1,220,764
Swaps	—	—	38,890,034	—	—	—	38,890,034

	$—	$—	$36,673,593	$—	$—	$—	$36,673,593

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(800,298)	$—	$—	$—	$(800,298)
Swaps	—	—	(8,933,437)	—	—	—	(8,933,437)

	$—	$—	$(9,733,735)	$—	$—	$—	$(9,733,735)

(a)	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$89,631,267
Average notional value of contracts — short	$106,412,446
Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$—	(a)
Total Return Swaps:
Average notional amount	$7,412,784

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$883,126	$245,814
Swaps — OTC(a)	6,828,587	2,728,472

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$7,711,713	$2,974,286
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(883,126)	(245,814)

Total derivative assets and liabilities subject to an MNA	$6,828,587	$2,728,472

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Deutsche Bank A.G.	$162,480	$—	$—	$(160,000)	$2,480
Goldman Sachs & Co.	5,349,143	—	—	(4,510,000)	839,143
Morgan Stanley & Co. International	16,840	(12,875)	—	(3,965)	—
UBS AG	1,300,124	—	—	(540,000)	760,124

	$6,828,587	$(12,875)	$—	$(5,213,965)	$1,601,747

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Equity Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$2,715,597	$—	$—	$(2,715,597)	$—
Morgan Stanley & Co. International	12,875	(12,875)	—	—	—

	$2,728,472	$(12,875)	$—	$(2,715,597)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Preferred Securities	$—	$511,591	$4,202,883	$4,714,474
U.S. Treasury Obligations	—	12,635,954	—	12,635,954
Short-Term Securities:
U.S. Treasury Obligations	—	503,043,062	—	503,043,062
Money Market Funds	19,215,348	—	—	19,215,348

	$19,215,348	$516,190,607	$4,202,883	$539,608,838

Derivative Financial Instruments(a)
Assets:
Equity contracts	$1,048,403	$6,828,587	$—	$7,876,990
Liabilities:
Equity contracts	(1,843,860)	(2,728,472)	—	(4,572,332)

	$(795,457)	$4,100,115	$—	$3,304,658

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instruments.

See notes to financial statements.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2019

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$94,550,384	$520,393,490
Investments at value — affiliated(c)	5,255,582	19,215,348
Cash	—	52,645,756
Cash pledged:
Futures contracts	347,000	12,833,000
Collateral — OTC derivatives	—	4,670,000
Foreign currency at value(d)	2,111,580	5,359,919
Receivables:
Investments sold	204,871	—
Securities lending income — affiliated	64	—
Capital shares sold	274,208	1,043,272
Dividends — affiliated	12,029	291,531
Dividends — unaffiliated	420,147	—
Interest — unaffiliated	—	6,141
From Broker	518,000	—
From Manager	41,630	—
Variation margin on futures contracts	—	883,126
Unrealized appreciation on OTC swaps	63,509	6,828,587
Prepaid expenses	15,740	48,113

Total assets	103,814,744	624,218,283

LIABILITIES
Cash collateral on securities loaned at value	745,200	—
Cash received as collateral for OTC derivatives	—	5,320,000
Payables:
Investments purchased	63,271	—
Administration fees	4,303	19,808
Capital shares redeemed	9,468	897,771
Investment advisory fees	72,540	541,167
Trustees’ and Officer’s	3,684	3,460
Other accrued expenses	300,497	625,771
Recoupment of past waived fees	5,646	—
Distribution fees	2,816	25,449
Variation margin on futures contracts	77,585	245,814
Unrealized depreciation on OTC swaps	—	2,728,472

Total liabilities	1,285,010	10,407,712

NET ASSETS	$102,529,734	$613,810,571

NET ASSETS CONSIST OF
Paid-in capital	$116,681,578	$612,619,418
Accumulated earnings (loss)	(14,151,844)	1,191,153

NET ASSETS	$102,529,734	$613,810,571

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Assets and Liabilities  (continued)

July 31, 2019

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

NET ASSET VALUE

Institutional
Net assets	$15,904,344	$546,560,871

Shares outstanding(e)	1,551,608	43,151,065

Net asset value	$10.25	$12.67

Investor A
Net assets	$3,816,912	$49,513,865

Shares outstanding(e)	378,898	3,959,816

Net asset value	$10.07	$12.50

Investor C
Net assets	$2,279,950	$17,282,415

Shares outstanding(e)	239,193	1,441,315

Net asset value	$9.53	$11.99

Class K
Net assets	$80,528,528	$453,420

Shares outstanding(e)	7,850,534	35,727

Net asset value	$10.26	$12.69

(a) Investments at cost — unaffiliated	$91,717,881	$521,398,128
(b) Securities loaned at value	$717,840	$—
(c) Investments at cost — affiliated	$5,255,582	$19,215,348
(d) Foreign currency at cost	$2,131,401	$5,447,409
(e) Unlimited number of shares authorized, $0.001 par value
See notes to financial statements.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2019

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

INVESTMENT INCOME
Interest — unaffiliated	$—	$11,964,582
Dividends — unaffiliated	3,813,179	—
Dividends — affiliated	160,946	427,174
Other income — affiliated(a)	5,923	—
Securities lending income — affiliated — net	2,621	—
Foreign taxes withheld	(458,291)	—

Total investment income	3,524,378	12,391,756

EXPENSES
Investment advisory	1,103,381	9,332,399
Custodian	195,544	239,315
Professional	137,614	116,552
Registration	62,011	171,379
Administration	53,530	261,364
Printing	41,485	55,842
Service and distribution — class specific	34,738	313,778
Accounting services	34,658	97,119
Offering costs	31,582	—
Administration — class specific	25,190	124,433
Trustees and Officer	13,149	19,319
Transfer agent — class specific	7,103	448,564
Recoupment of past waived and/or reimbursed fees — class specific	7,087	—
Board realignment and consolidation	3,275	19,243
Miscellaneous	31,877	87,080

Total expenses	1,782,224	11,286,387
Less:
Fees waived and/or reimbursed by the Manager	(604,741)	(586,588)
Administration fees waived	(8,308)	—
Administration fees waived — class specific	(20,206)	(124,433)
Transfer agent fees waived and/or reimbursed — class specific	(2,888)	(137,676)

Total expenses after fees waived and/or reimbursed	1,146,081	10,437,690

Net investment income	2,378,297	1,954,066

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(17,368,319)	(1,682,332)
Investments — affiliated	730,468	—
Futures contracts	49,320	(1,748,244)
Foreign currency transactions	(215,337)	910,503
Options written	—	1,220,764
Swaps	(195,062)	38,890,034

	(16,998,930)	37,590,725

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,813,575	586,213
Investments — affiliated	(737,424)	—
Futures contracts	(283,745)	(800,298)
Foreign currency translations	(10,070)	(58,756)
Swaps	(293,324)	(8,933,437)

	7,489,012	(9,206,278)

Net realized and unrealized gain (loss)	(9,509,918)	28,384,447

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,131,621)	$30,338,513

(a)	See Note 6 of the Notes to Financial Statements.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets

	BlackRock Advantage Emerging Markets Fund		BlackRock Global Long/Short Equity Fund
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$2,378,297	$2,487,778	$1,954,066	$(3,657,572)
Net realized gain (loss)	(16,998,930)	16,195,469	37,590,725	39,880,503
Net change in unrealized appreciation (depreciation)	7,489,012	(19,213,037)	(9,206,278)	(7,933,702)

Net increase (decrease) in net assets resulting from operations	(7,131,621)	(529,790)	30,338,513	28,289,229

DISTRIBUTIONS(a)(b)
Institutional	—	—	(5,220,529)	—
Investor A	—	—	(407,324)	—
Investor C	—	—	(103,706)	—
Class K	—	—	(3,097)	—

Decrease in net assets resulting from distributions to shareholders	—	—	(5,734,656)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(77,284,727)	74,137,236	(40,385,376)	(4,621,417)

NET ASSETS(b)
Total increase (decrease) in net assets	(84,416,348)	73,607,446	(15,781,519)	23,667,812
Beginning of year	186,946,082	113,338,636	629,592,090	605,924,278

End of year	$102,529,734	$186,946,082	$613,810,571	$629,592,090

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund

	Institutional

	Year Ended July 31,
	2019		2018		2017		2016	2015

Net asset value, beginning of year	$10.59		$10.10		$9.76		$9.84	$10.34

Net investment income (loss)(a)	0.18		0.07		(0.12)		(0.14)	(0.17)
Net realized and unrealized gain (loss)	(0.52)		0.42		0.46		0.17	(0.33)

Net increase (decrease) from investment operations	(0.34)		0.49		0.34		0.03	(0.50)

Distributions from net realized gain(b)	—		—		—		(0.11)	—

Net asset value, end of year	$10.25		$10.59		$10.10		$9.76	$9.84

Total Return(c)
Based on net asset value	(3.21	)%(d)	4.85%		3.48	%(e)	0.34%	(4.84)%

Ratios to Average Net Assets(f)
Total expenses	1.42	%(g)	1.28%		1.91%		1.85%	1.86%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.39	%(g)	1.28%		1.90%		1.84%	1.85%

Total expenses after fees waived and/or reimbursed	0.92	%(g)	0.94%		1.70%		1.75%	1.75%

Net investment income (loss)	1.83%		0.67%		(1.29)%		(1.49)%	(1.68)%

Supplemental Data
Net assets, end of year (000)	$15,904		$32,775		$106,243		$177,981	$400,181

Portfolio turnover rate	128	%(h)	111	%(h)	7	%(h)	—%	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	The Fund’s total return includes a reimbursement by an affiliate for a realized investment loss. Excluding this payment, the Fund’s total return would have been 3.38%.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.07%	0.17%	0.18%	0.16%

(g)

Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses excluding recoupment of past fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed would have been 1.40%, 1.37% and 0.90%, respectively.

(h)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)

	Investor A

	Year Ended July 31,
	2019		2018		2017		2016	2015

Net asset value, beginning of year	$10.43		$9.97		$9.67		$9.78	$10.29

Net investment income (loss)(a)	0.17		0.14		(0.15)		(0.17)	(0.19)
Net realized and unrealized gain (loss)	(0.53)		0.32		0.45		0.17	(0.32)

Net increase (decrease) from investment operations	(0.36)		0.46		0.30		—	(0.51)

Distributions from net realized gain(b)	—		—		—		(0.11)	—

Net asset value, end of year	$10.07		$10.43		$9.97		$9.67	$9.78

Total Return(c)
Based on net asset value	(3.45	)%(d)	4.61%		3.10	%(d)	0.03%	(4.96)%

Ratios to Average Net Assets(e)
Total expenses	1.69	%(f)	1.57%		2.22%		2.10%	2.03%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.67	%(f)	1.55%		2.21%		2.08%	2.02%

Total expenses after fees waived and/or reimbursed	1.17	%(f)	1.19%		1.99%		2.00%	1.95%

Net investment income (loss)	1.74%		1.32%		(1.62)%		(1.74)%	(1.89)%

Supplemental Data
Net assets, end of year (000)	$3,817		$5,454		$3,272		$12,239	$19,036

Portfolio turnover rate	128	%(g)	111	%(g)	7	%(g)	—%	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.07%	0.17%	0.18%	0.16%

(f)

Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses excluding recoupment of past fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed would have been 1.67%, 1.65% and 1.15%, respectively.

(g)	Excludes investments underlying the total return swaps.

See notes to financial statements.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)

	Investor C

	Year Ended July 31,
	2019		2018		2017		2016	2015

Net asset value, beginning of year	$9.95		$9.58		$9.36		$9.53	$10.11

Net investment income (loss)(a)	0.08		0.03		(0.21)		(0.23)	(0.27)
Net realized and unrealized gain (loss)	(0.50)		0.34		0.43		0.17	(0.31)

Net increase (decrease) from investment operations	(0.42)		0.37		0.22		(0.06)	(0.58)

Distributions from net realized gain(b)	—		—		—		(0.11)	—

Net asset value, end of year	$9.53		$9.95		$9.58		$9.36	$9.53

Total Return(c)
Based on net asset value	(4.22	)%(d)	3.86%		2.35	%(d)	(0.60)%	(5.74)%

Ratios to Average Net Assets(e)
Total expenses	2.53	%(f)	2.38%		2.91%		2.85%	2.81%

Total expenses excluding recoupment of past fees waived and/or reimbursed	2.53	%(f)	2.38%		2.91%		2.85%	2.80%

Total expenses after fees waived and/or reimbursed	1.92	%(f)	1.94%		2.71%		2.74%	2.74%

Net investment income (loss)	0.81%		0.25%		(2.30)%		(2.48)%	(2.67)%

Supplemental Data
Net assets, end of year (000)	$2,280		$3,240		$3,823		$5,979	$9,181

Portfolio turnover rate	128	%(g)	111	%(g)	7	%(g)	—%	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.07%	0.17%	0.18%	0.16%

(f)

Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses excluding recoupment of past fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed would have been 2.51%, 2.51% and 1.90%, respectively.

(g)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)
	Class K
	Year Ended 07/31/19		Period from 01/25/18 (a) to 07/31/18

Net asset value, beginning of period	$10.59		$12.14

Net investment income(b)	0.19		0.13
Net realized and unrealized gain (loss)	(0.52)		(1.68)

Net decrease from investment operations	(0.33)		(1.55)

Net asset value, end of period	$10.26		$10.59

Total Return(c)
Based on net asset value	(3.12	)%(d)	(12.77	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.37	%(g)	1.32	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.87	%(g)	0.89%

Net investment income	1.93%		2.33%

Supplemental Data
Net assets, end of period (000)	$80,529		$145,476

Portfolio turnover rate	128	%(j)	111	%(j)(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 07/31/19	Period from 01/25/18 (a) to 07/31/18
Investments in underlying funds	0.02%	0.07%

(g)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.34% and 0.84%, respectively.
(h)	Annualized.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.31%.
(j)	Excludes investments underlying the total return swaps.
(k)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund

	Institutional

	Year Ended July 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of year	$12.17		$11.62		$10.56	$11.92		$11.61

Net investment income (loss)(a)	0.05		(0.06)		(0.14)	(0.15)		(0.18)
Net realized and unrealized gain (loss)	0.57		0.61		1.20	(1.00)		0.50

Net increase (decrease) from investment operations	0.62		0.55		1.06	(1.15)		0.32

Distributions from net realized gain(b)	(0.12)		—		—	(0.21)		(0.01)

Net asset value, end of year	$12.67		$12.17		$11.62	$10.56		$11.92

Total Return(c)
Based on net asset value	5.09%		4.73%		10.04%	(9.77)%		2.78%

Ratios to Average Net Assets(d)
Total expenses	1.76%		1.73%		1.78%	1.68%		1.67%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.76%		1.71%		1.78%	1.68%		1.67%

Total expenses after fees waived and/or reimbursed	1.63%		1.66%		1.70%	1.62%		1.60%

Net investment income (loss)	0.36%		(0.51)%		(1.28)%	(1.35)%		(1.53)%

Supplemental Data
Net assets, end of year (000)	$546,561		$559,028		$544,301	$824,306		$1,496,484

Portfolio turnover rate	7	%(e)	20	%(e)	—%	34	%(e)	17	%(e)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.13%	0.16%	0.18%	0.16%

(e)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)

	Investor A

	Year Ended July 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of year	$12.03		$11.52		$10.49	$11.84		$11.57

Net investment income (loss)(a)	0.01		(0.10)		(0.17)	(0.18)		(0.21)
Net realized and unrealized gain (loss)	0.56		0.61		1.20	(0.99)		0.49

Net increase (decrease) from investment operations	0.57		0.51		1.03	(1.17)		0.28

Distributions from net realized gain(b)	(0.10)		—		—	(0.18)		(0.01)

Net asset value, end of year	$12.50		$12.03		$11.52	$10.49		$11.84

Total Return(c)
Based on net asset value	4.79%		4.43%		9.82%	(10.02)%		2.44%

Ratios to Average Net Assets(d)
Total expenses	2.04%		2.03%		2.10%	1.95%		1.93%

Total expenses excluding recoupment of past fees waived and/or reimbursed	2.04%		1.95%		2.10%	1.94%		1.92%

Total expenses after fees waived and/or reimbursed	1.88%		1.96%		1.98%	1.88%		1.86%

Net investment income (loss)	0.12%		(0.84)%		(1.60)%	(1.61)%		(1.80)%

Supplemental Data
Net assets, end of year (000)	$49,514		$49,180		$35,658	$122,464		$225,910

Portfolio turnover rate	7	%(e)	20	%(e)	—%	34	%(e)	17	%(e)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.13%	0.16%	0.18%	0.16%

(e)	Excludes investments underlying the total return swaps.

See notes to financial statements.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)

	Investor C

	Year Ended July 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of year	$11.59		$11.18		$10.26	$11.63		$11.45

Net investment income (loss)(a)	(0.08)		(0.18)		(0.24)	(0.26)		(0.30)
Net realized and unrealized gain (loss)	0.54		0.59		1.16	(0.97)		0.49

Net increase (decrease) from investment operations	0.46		0.41		0.92	(1.23)		0.19

Distributions from net realized gain(b)	(0.06)		—		—	(0.14)		(0.01)

Net asset value, end of year	$11.99		$11.59		$11.18	$10.26		$11.63

Total Return(c)
Based on net asset value	4.02%		3.67%		8.97%	(10.66)%		1.69%

Ratios to Average Net Assets(d)
Total expenses	2.79%		2.76%		2.81%	2.71%		2.70%

Total expenses excluding recoupment of past fees waived and/or reimbursed	2.79%		2.72%		2.81%	2.71%		2.69%

Total expenses after fees waived and/or reimbursed	2.63%		2.69%		2.72%	2.64%		2.63%

Net investment income (loss)	(0.64)%		(1.58)%		(2.32)%	(2.37)%		(2.57)%

Supplemental Data
Net assets, end of year (000)	$17,282		$21,168		$25,857	$62,597		$100,783

Portfolio turnover rate	7	%(e)	20	%(e)	—%	34	%(e)	17	%(e)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.13%	0.16%	0.18%	0.16%

(e)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)

	Class K

	Year Ended July 31,					Period from 03/28/16 (a) to 07/31/16
	2019		2018		2017

Net asset value, beginning of period	$12.19		$11.63		$10.56	$11.02

Net investment income (loss)(b)	0.06		(0.01)		(0.14)	(0.04)
Net realized and unrealized gain (loss)	0.56		0.57		1.21	(0.42)

Net increase (decrease) from investment operations	0.62		0.56		1.07	(0.46)

Distributions from net realized gain(c)	(0.12)		—		—	—

Net asset value, end of period	$12.69		$12.19		$11.63	$10.56

Total Return(d)
Based on net asset value	5.11%		4.82%		10.13%	(4.17	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.72%		1.65%		1.70%	1.63%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.72%		1.64%		1.70%	1.63%

Total expenses after fees waived and/or reimbursed	1.57%		1.58%		1.63%	1.56%

Net investment income (loss)	0.45%		(0.04)%		(1.32)%	(1.15)%

Supplemental Data
Net assets, end of period (000)	$453		$217		$108	$52,455

Portfolio turnover rate	7	%(g)	20	%(g)	—%	34	%(g)(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period from 03/28/16 (a) to 07/31/16
	2019	2018	2017
Investments in underlying funds	0.01%	0.13%	0.16%	0.18%

(g)	Excludes investments underlying the total return swaps.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Emerging Markets Fund	Advantage Emerging Markets	Diversified
BlackRock Global Long/Short Equity Fund	Global Long/Short Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

Advantage Emerging Markets values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of July 31, 2019, certain investments of Advantage Emerging Markets were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of Advantage Emerging Markets’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup NA	$717,840	$(717,840)	$—

(a)

Cash collateral with a value of $745,200 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

Average Daily Net Assets	Advantage Emerging Markets	Global Long/Short Equity
First $1 Billion	0.80%	1.50%
$1 Billion — $3 Billion	0.75	1.41
$3 Billion — $5 Billion	0.72	1.35
$5 Billion — $10 Billion	0.70	1.31
Greater than $10 Billion	0.68	1.28

Prior to May 24, 2019, with respect to Advantage Emerging Markets, the Fund paid the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Advantage Emerging Markets
First $1 Billion	0.89%
$1 Billion — $3 Billion	0.84
$3 Billion — $5 Billion	0.80
$5 Billion — $10 Billion	0.77
Greater than $10 Billion	0.75

With respect to Global Long/Short Equity, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as subadviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Investor A	Investor C	Total
Advantage Emerging Markets	$9,156	$25,582	$34,738
Global Long/Short Equity	122,692	191,086	313,778

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended July 31, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Administration Fees	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$4,612	$732	$511	$19,335	$25,190
Global Long/Short Equity	110,718	9,815	3,822	78	124,433

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2019, Global Long/Short Equity paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Institutional
Global Long/Short Equity	$4,069

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$376	$307	$263	$548	$1,494
Global Long/Short Equity	1,241	621	551	13	2,426

For the year ended July 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$1,621	$1,251	$3,374	$857	$7,103
Global Long/Short Equity	381,445	48,331	18,696	92	448,564

Other Fees: For the year ended July 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Investor A	$412	$2,231

For the year ended July 31, 2019, affiliates received CDSCs as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Investor A	$—	$1,112
Investor C	11	380

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to Advantage Emerging Markets, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020. Prior to May 24, 2019, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund paid to the Manager indirectly through its investment in affiliated money market funds. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amount waived was $5,482.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

With respect to Global Long/Short Equity, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amount waived was $13,878.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, Advantage Emerging Markets waived $5,545 pursuant to this agreement.

With respect to Advantage Emerging Markets, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit other expenses, excluding dividend expense, interest expense, acquired fund fees and expenses, and certain other fund expenses through November 30, 2020. The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	Advantage Emerging Markets
Institutional	0.05%
Investor A	0.10
Investor C	0.10
Class K	0.01

With respect to Global Long/Short Equity, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	Global Long/Short Equity
Institutional	1.57%
Investor A	1.82
Investor C	2.57
Class K	1.52

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund.

Prior to May 24, 2019, with respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets were as follows:

Share Class	Advantage Emerging Markets	Global Long/Short Equity
Institutional	0.94%	1.64%
Investor A	1.19	1.89
Investor C	1.94	2.64
Class K	0.89	1.59

For the year ended July 31, 2019, the Manager waived and/or reimbursed Advantage Emerging Markets and Global Long/Short Equity $590,439 and $553,467, respectively, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the year ended July 31, 2019, with respect to Advantage Emerging Markets, the Manager waived $8,308, which is shown as administration fees waived in the Statements of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific respectively, in the Statements of Operations. For the year ended July 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived — Class Specific	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$—	$404	$512	$19,290	$20,206
Global Long/Short Equity	110,718	9,815	3,822	78	124,433

Transfer Agent Fees Waived and/or Reimbursed — Class Specific	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$—	$117	$1,918	$853	$2,888
Global Long/Short Equity	104,650	23,793	9,143	90	137,676

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amount reimbursed for Advantage Emerging Markets and Global Long/Short Equity were $3,275 and $19,243, respectively.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waivers described above or any voluntary waivers that may be in effect from time to time.

For the year ended July 31, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by Advantage Emerging Markets:

Advantage Emerging Markets
Institutional	$6,428
Investor A	659

On July 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2020	2021
Advantage Emerging Markets
Fund Level	$532,260	$598,747
Institutional	66,288	—
Investor A	1,453	521
Investor C	4,475	2,430
Class K	15,814	20,143
Global Long/Short Equity
Fund Level	17,332	553,467
Institutional	54,960	215,368
Investor A	3,452	33,608
Investor C	1,967	12,965
Class K	218	168

The following fund level and class specific waivers and/or reimbursements previously recorded by Advantage Emerging Markets, which were subject to recoupment by the Manager, expired on July 31, 2019:

Advantage Emerging Markets
Fund Level	$54,002
Institutional	159,431
Investor A	8,999
Investor C	5,073

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Liquidity Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2019, Advantage Emerging Markets paid BIM $481 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended July 31, 2019, Advantage Emerging Markets received a reimbursement of $5,923 from an affiliate, which is included in other income — affiliated in the Statements of Operations, related to an operating event.

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Purchases	$151,869,779	$97,949,608
Sales	212,668,629	6,135,000

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Advantage Emerging Markets
Paid-in capital	$(20,744)
Accumulated earnings (loss)	20,744

The tax character of distributions paid was as follows:

Global Long/Short Equity
Ordinary income
7/31/2019	$3,000,069
Long term capital gains
7/31/2019	2,734,587

7/31/2019	$5,734,656

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Undistributed ordinary income	$1,686,268	$37,448,315
Non-expiring capital loss carryforwards(a)	(16,252,873)	—
Net unrealized gains (losses)(b)	414,761	(27,907,114)
Qualified late-year losses(c)	—	(8,350,048)

	$(14,151,844)	$1,191,153

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the realization for tax purposes of unrealized gains on constructive sales.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended July 31, 2019, Global Long/Short Equity utilized $4,280,398 of its capital loss carryforward.

As of July 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Tax cost	$99,282,460	$540,622,099

Gross unrealized appreciation	$6,534,621	$8,706,241
Gross unrealized depreciation	(6,094,265)	(36,325,914)

Net unrealized appreciation (depreciation)	$440,356	$(27,619,673)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2019, the Funds did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Advantage Emerging Markets invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
Advantage Emerging Markets	Shares	Amount	Shares	Amount
Institutional
Shares sold	679,066	$6,836,422	12,206,870	$136,269,042
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(2,222,832)	(22,108,842)	(19,634,436)	(221,515,541)

Net decrease	(1,543,766)	$(15,272,420)	(7,427,566)	$(85,246,499)

Investor A
Shares sold and automatic conversion of shares	184,254	$1,895,000	368,426	$4,165,480
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(328,128)	(3,161,389)	(173,715)	(1,861,090)

Net increase (decrease)	(143,874)	$(1,266,389)	194,711	$2,304,390

Investor C
Shares sold	6,834	$62,855	23,036	$244,705
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	(93,436)	(854,036)	(96,301)	(996,616)

Net decrease	(86,602)	$(791,181)	(73,265)	$(751,911)

			Period from 01/25/18 to 07/31/18
Class K
Shares sold	4,600,094	$45,101,567	18,479,764	$209,961,919
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(10,485,440)	(105,056,304)	(4,743,884)	(52,130,663)

Net increase (decrease)	(5,885,346)	$(59,954,737)	13,735,880	$157,831,256

Total Net Increase (Decrease)	(7,659,588)	$(77,284,727)	6,429,760	$74,137,236

	Year Ended 07/31/19		Year Ended 07/31/18
Global Long/Short Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	15,050,878	$186,626,984	22,736,814	$274,085,610
Shares issued in reinvestment of distributions	270,407	3,293,554	—	—
Shares redeemed	(18,097,432)	(224,453,776)	(23,663,426)	(284,313,042)

Net decrease	(2,776,147)	$(34,533,238)	(926,612)	$(10,227,432)

Investor A
Shares sold and automatic conversion of shares	675,932	$8,269,287	4,395,287	$52,035,112
Shares issued in reinvestment of distributions	33,587	404,392	—	—
Shares redeemed	(836,781)	(10,217,483)	(3,404,106)	(40,817,764)

Net increase (decrease)	(127,262)	$(1,543,804)	991,181	$11,217,348

Investor C
Shares sold	196,342	$2,300,717	228,464	$2,635,606
Shares issued in reinvestment of distributions	8,705	100,982	—	—
Shares redeemed and automatic conversion of shares	(589,686)	(6,931,926)	(715,500)	(8,247,429)

Net decrease	(384,639)	$(4,530,227)	(487,036)	$(5,611,823)

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (continued)

	Year Ended 07/31/19		Year Ended 07/31/18
Global Long/Short Equity	Shares	Amount	Shares	Amount

Class K
Shares sold	38,310	$480,954	433,125	$5,162,914
Shares issued in reinvestment of distributions	254	3,097	—	—
Shares redeemed	(20,617)	(262,158)	(424,652)	(5,162,424)

Net increase	17,947	$221,893	8,473	$490

Total Net Decrease	(3,270,101)	$(40,385,376)	(413,994)	$(4,621,417)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Accumulated net investment loss as of July 31, 2018 is as follows:

Accumulated Net Investment Loss
Advantage Emerging Markets	$(668,082)
Global Long/Short Equity	(1,242,218)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of

BlackRock Advantage Emerging Markets Fund and BlackRock Global Long/Short Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Advantage Emerging Markets Fund and BlackRock Global Long/Short Equity Fund (two of the funds constituting BlackRock FundsSM, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, issuer, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 24, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended July 31, 2019 all of the ordinary income distributions paid by Global Long/Short Equity are designated as a short-term gain distributions and is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, Global Long/Short Equity distributed long-term capital gains of $0.053713 per share to shareholders of record on December 18, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	73

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Advantage Emerging Markets Fund (“Advantage Emerging Markets Fund”) and BlackRock Global Long/Short Equity Fund (“Global Long/Short Equity Fund”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Global Long/Short Equity Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of each Fund. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to Global Long/Short Equity Fund, certain performance metrics. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, Global Long/Short Equity Fund ranked in the second quartile against its Performance Peers. In light of Global Long/Short Equity Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these metrics, for the one-, three-, and five-year periods, the Fund underperformed its total return target. The overall risk of the Fund, as measured by the standard deviation of returns, was below its target range for the one-, three-, and five-year periods and the Fund’s beta was within its target range for each of the periods.

The Board noted that for the one-, three- and five-year periods reported, Advantage Emerging Markets Fund ranked in the second, fourth and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board noted that, among other

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	75

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

things, effective June 12, 2017, the Fund had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Emerging Markets Long/Short Equity Fund to BlackRock Advantage Emerging Markets Fund. The Board and BlackRock discussed BlackRock’s strategy for improving Advantage Emerging Markets Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Advantage Emerging Markets Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board also noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on May 24, 2019. Additionally, the Board noted that BlackRock proposed, and the Board agreed to, an expense limitation agreement pursuant to which BlackRock has agreed to reimburse certain operating and other expenses to a specified amount of the Fund’s average daily net assets on a class-by-class basis. This expense limitation agreement was implemented on May 24, 2019.

The Board noted that Global Long/Short Equity Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a lower contractual expense cap, on a class-by-class basis. The contractual expense cap reduction was implemented on May 24, 2019.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2020, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Global Long/Short Equity Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	77

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	38 RICs consisting of 182 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	38 RICs consisting of 182 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	38 RICs consisting of 182 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	38 RICs consisting of 182 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	38 RICs consisting of 182 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	38 RICs consisting of 182 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	38 RICs consisting of 182 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	38 RICs consisting of 182 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	38 RICs consisting of 182 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	38 RICs consisting of 182 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit)
		since 2001; Chair, Basic Health International (non-profit) since 2015.	38 RICs consisting of 182 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	38 RICs consisting of 182 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	79

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	38 RICs consisting of 182 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Global Long/Short Equity

TRUSTEE AND OFFICER INFORMATION	81

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

CHF	Swiss Franc

Portfolio Abbreviations

ADR	American Depositary Receipts

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

MSCI	Morgan Stanley Capital International

NVDR	Non-voting Depository Receipts

OTC	Over-the-Counter

PCL	Public Company Limited

S&P	S&P Global Ratings

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	83

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMLSGLS-7/19-AR

JULY 31, 2019

ANNUAL REPORT

BlackRock FundsSM

➢	iShares Russell Mid-Cap Index Fund
➢	iShares Russell Small/Mid-Cap Index Fund
➢	iShares Total U.S. Stock Market Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended July 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.32%	7.99%
U.S. small cap equities (Russell 2000® Index)	5.76	(4.42)
International equities (MSCI Europe, Australasia, Far East Index)	5.64	(2.60)
Emerging market equities (MSCI Emerging Markets Index)	0.44	(2.18)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.23	2.34
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	6.68	11.16
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.23	8.08
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.98	6.93
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.78	6.91
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2019	iShares Russell Mid-Cap Index Fund

Investment Objective

iShares Russell Mid-Cap Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of mid-capitalization U.S. equities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund’s Institutional Shares returned 6.76%, Investor A Shares returned 6.43%, and Class K Shares returned 6.81%. The benchmark Russell Midcap® Index (the “Index”) returned 6.71% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad-based market risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than intra-quarter highs.

All eleven of the Global Industry Classification Standard (“GICS”) sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018.

In its January announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds.

On the macro front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth. The U.S. unemployment rate held at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year-over-year in January, below the Fed’s inflation target of 2%.

Less optimism was evident in the U.S. interest rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury dropped from a first quarter high of 2.78% in mid-January to 2.4% at quarter end. The bid for long-term debt coupled with high short-term rates (Fed fund target rate remained at 2.5% at the quarter’s end) catalyzed an inversion of the three-month/10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities and its inversion has preceded every U.S. recession since the 1950s.

The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. In the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. However, these announcements did not materialize, and sentiment eased heading into the G-20 meeting at June’s month’s end.

Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter of 2019 to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the quarter.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares Russell Mid-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell Midcap® Index.
(d)

A float-adjusted capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest issuers based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	11.10%	6.76%	8.67%
Investor A	10.81	6.43	8.38
Class K	11.11	6.81	8.74
Russell Midcap® Index	11.10	6.71	8.67

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on May 13, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,111.00	$0.63	$1,000.00	$1,024.20	$0.60	0.12%
Investor A	1,000.00	1,108.10	1.83	1,000.00	1,023.06	1.76	0.35
Class K	1,000.00	1,111.10	0.37	1,000.00	1,024.45	0.35	0.07

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of July 31, 2019	iShares Russell Small/Mid-Cap Index Fund

Investment Objective

iShares Russell Small/Mid-Cap Index Fund’s (the “Fund”) investment objective is to seek to track the performance of the small to mid-cap segment of the U.S. equity universe.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund’s Institutional Shares returned 0.58%, Investor A Shares returned 0.35%, and Class K Shares returned 0.63%. The benchmark Russell 2500TM Index (the “Index”) returned 0.87% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad-based market risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than intra-quarter highs.

All eleven of the Global Industry Classification Standard sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018.

In its January announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds.

On the macro front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth. The U.S. unemployment rate held at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year-over-year in January, below the Fed’s inflation target of 2%.

Less optimism was evident in the U.S. interest rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury dropped from a first quarter high of 2.78% in mid-January to 2.4% at quarter end. The bid for long-term debt coupled with high short-term rates (Fed fund target rate remained at 2.5% at the quarter’s end) catalyzed an inversion of the three-month/10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities and its inversion has preceded every U.S. recession since the 1950s.

The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. In the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. However, these announcements did not materialize, and sentiment eased heading into the G-20 meeting at June’s month’s end.

Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter of 2019 to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the quarter.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

While the Fund seeks to remain fully invested, an amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to limiting the potential for the negative impact of cash and to ensure tight tracking to the benchmark. The Fund’s cash position had no material impact to Fund performance during the period.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares Russell Small/Mid-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell 2500™ Index.
(d)

An index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	8.01%	0.58%	8.92%
Investor A	7.90	0.35	8.67
Class K	8.04	0.63	8.96
Russell 2500™ Index	8.05	0.87	8.93

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on August 13, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,080.10	$0.62	$1,000.00	$1,024.20	$0.60	0.12%
Investor A	1,000.00	1,079.00	1.80	1,000.00	1,023.06	1.76	0.35
Class K	1,000.00	1,080.40	0.36	1,000.00	1,024.45	0.35	0.07

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of July 31, 2019	iShares Total U.S. Stock Market Index Fund

Investment Objective

iShares Total U.S. Stock Market Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of a broad-based index composed of U.S. equities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund’s Institutional Shares returned 7.01%, Investor A Shares returned 6.77%, and Class K Shares returned 7.06%. The benchmark Russell 3000® Index (the “Index”) returned 7.05% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad based market risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than intra-quarter highs.

All eleven of the Global Industry Classification Standard sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018.

In its January announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds.

On the macro front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth. The U.S. unemployment rate held at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year-over-year in January, below the Fed’s inflation target of 2%.

Less optimism was evident in the U.S. interest rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury dropped from a first quarter high of 2.78% in mid-January to 2.4% at quarter end. The bid for long-term debt coupled with high short-term rates (Fed fund target rate remained at 2.5% at the quarter’s end) catalyzed an inversion of the three-month/10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities and its inversion has preceded every U.S. recession since the 1950s.

The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. In the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. However, these announcements did not materialize, and sentiment eased heading into the G-20 meeting at June’s month’s end.

Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter of 2019 to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the quarter.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares Total U.S. Stock Market Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell 3000® Index.
(d)	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	11.01%	7.01%	11.24%
Investor A	10.82	6.77	10.97
Class K	11.04	7.06	11.28
Russell 3000® Index	10.95	7.05	11.26

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on August 13, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,110.10	$0.42	$1,000.00	$1,024.40	$0.40	0.08%
Investor A	1,000.00	1,108.20	1.62	1,000.00	1,023.26	1.56	0.31
Class K	1,000.00	1,110.40	0.16	1,000.00	1,024.65	0.15	0.03

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

FUND SUMMARY	9

Portfolio Information  as of July 31, 2019

iShares Russell Mid-Cap Index Fund*

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	18%
Industrials	14
Financials	13
Consumer Discretionary	11
Health Care	10
Real Estate	9
Utilities	6
Short-Term Securities	5
Materials	5
Energy	4
Communication Services	4
Consumer Staples	4
Liabilities in Excess of Other Assets	(3)

*	Ten largest holdings have not been included as the Fund does not hold any position in excess of 1% of Net Assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

iShares Russell Small/Mid-Cap Index Fund*

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	16%
Information Technology	16
Industrials	15
Health Care	13
Consumer Discretionary	12
Real Estate	10
Short-Term Securities	9
Materials	5
Utilities	4
Communication Services	3
Consumer Staples	3
Energy	2
Liabilities in Excess of Other Assets	(8)

*	Ten largest holdings have not been included as the Fund does not hold any position in excess of 1% of Net Assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information  as of July 31, 2019 (continued)

iShares Total U.S. Stock Market Index Fund

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Microsoft Corp.	3%
Apple, Inc.	3
Amazon.com, Inc.	3
Alphabet, Inc.	2
Facebook, Inc.	2
Berkshire Hathaway, Inc.	1
JPMorgan Chase & Co.	1
Johnson & Johnson	1
Exxon Mobil Corp.	1
Visa, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	21%
Financials	14
Health Care	14
Consumer Discretionary	10
Industrials	10
Communication Services	9
Consumer Staples	7
Energy	4
Real Estate	4
Materials	3
Short-Term Securities	3
Utilities	3
Investment Companies	0 (a)
Liabilities in Excess of Other Assets	(2)

(a)	Represents less than 1% of Net Assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

PORTFOLIO INFORMATION	11

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares of iShares Russell Mid-Cap Index Fund performance shown prior to the Investor A Shares inception date of November 30, 2015 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor A Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to the Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2019 and held through July 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.0%

Aerospace & Defense — 1.8%
Arconic, Inc.	57,603	$1,442,379
Curtiss-Wright Corp.	6,193	785,954
HEICO Corp.(a)	5,672	775,646
HEICO Corp., Class A	11,002	1,159,501
Hexcel Corp.	12,202	997,636
Huntington Ingalls Industries, Inc.	5,867	1,339,436
L3Harris Technologies, Inc.	31,972	6,637,387
Spirit AeroSystems Holdings, Inc., Class A	14,831	1,139,614
Teledyne Technologies, Inc.(b)	5,168	1,505,335
Textron, Inc.	33,690	1,660,917
TransDigm Group, Inc.(b)	7,119	3,455,847

		20,899,652

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	19,470	1,630,223
Expeditors International of Washington, Inc.	24,802	1,893,633
XPO Logistics, Inc.(a)(b)	13,196	890,466

		4,414,322

Airlines — 0.7%
Alaska Air Group, Inc.	17,395	1,102,147
American Airlines Group, Inc.	57,673	1,759,603
Copa Holdings SA, Class A	4,511	456,062
JetBlue Airways Corp.(b)	43,267	832,025
United Airlines Holdings, Inc.(b)	34,844	3,202,512

		7,352,349

Auto Components — 0.6%
Aptiv PLC	37,248	3,264,787
BorgWarner, Inc.	29,742	1,124,248
Gentex Corp.	37,086	1,016,898
Goodyear Tire & Rubber Co.	33,963	466,312
Lear Corp.	8,969	1,137,090

		7,009,335

Automobiles — 0.1%
Harley-Davidson, Inc.	22,747	813,888
Thor Industries, Inc.	7,735	461,006

		1,274,894

Banks — 4.0%
Associated Banc-Corp	23,627	511,997
Bank of Hawaii Corp.	5,826	496,666
Bank OZK	17,670	540,349
BankUnited, Inc.	14,120	485,869
BOK Financial Corp.	4,761	398,400
CIT Group, Inc.	14,055	710,480
Citizens Financial Group, Inc.	66,271	2,469,257
Comerica, Inc.	22,195	1,624,674
Commerce Bancshares, Inc.	14,485	881,123
Cullen/Frost Bankers, Inc.	8,215	779,932
East West Bancorp, Inc.	21,115	1,013,731
Fifth Third Bancorp	106,123	3,150,792
First Citizens BancShares, Inc., Class A	1,095	511,387
First Hawaiian, Inc.	19,671	526,396
First Horizon National Corp.	45,655	748,742
First Republic Bank	24,046	2,389,211
FNB Corp.	47,121	567,808
Huntington Bancshares, Inc.	150,671	2,147,062
KeyCorp	145,177	2,666,901
M&T Bank Corp.	19,717	3,238,517
PacWest Bancorp	17,033	657,985
People’s United Financial, Inc.	57,699	947,418
Pinnacle Financial Partners, Inc.	10,832	657,936
Popular, Inc.	13,885	799,221

Security	Shares	Value

Banks (continued)
Prosperity Bancshares, Inc.	9,604	$666,422
Regions Financial Corp.	146,582	2,335,051
Signature Bank	7,852	1,000,816
Sterling Bancorp	29,906	653,446
SunTrust Banks, Inc.	64,182	4,274,521
SVB Financial Group(b)	7,508	1,741,631
Synovus Financial Corp.	21,753	830,312
TCF Financial Corp.	43,471	929,410
Texas Capital Bancshares, Inc.(b)	7,274	457,753
Umpqua Holdings Corp.	32,282	563,644
Webster Financial Corp.	13,180	672,180
Western Alliance Bancorp(a)(b)	13,982	691,270
Wintrust Financial Corp.	8,097	579,259
Zions Bancorp. NA	26,027	1,173,037

		45,490,606

Beverages — 0.3%
Brown-Forman Corp., Class A	7,362	392,836
Brown-Forman Corp., Class B	24,866	1,362,905
Molson Coors Brewing Co., Class B	25,132	1,356,877

		3,112,618

Biotechnology — 1.5%
Agios Pharmaceuticals, Inc.(a)(b)	7,509	361,258
Alkermes PLC(b)	22,418	519,201
Alnylam Pharmaceuticals, Inc.(b)	15,267	1,184,567
BioMarin Pharmaceutical, Inc.(b)	25,856	2,050,898
Bluebird Bio, Inc.(a)(b)	7,930	1,040,654
Exact Sciences Corp.(b)	18,485	2,127,808
Exelixis, Inc.(b)	43,441	923,990
Incyte Corp.(b)	25,709	2,183,208
Ionis Pharmaceuticals, Inc.(b)	18,455	1,215,446
Moderna, Inc.(a)(b)	3,549	46,492
Neurocrine Biosciences, Inc.(b)	13,024	1,255,383
Sage Therapeutics, Inc.(a)(b)	7,280	1,167,275
Sarepta Therapeutics, Inc.(a)(b)	10,197	1,517,823
Seattle Genetics, Inc.(b)	15,712	1,189,556
United Therapeutics Corp.(b)	6,261	496,122

		17,279,681

Building Products — 0.7%
Allegion PLC	13,561	1,404,106
AO Smith Corp.	19,987	908,409
Armstrong World Industries, Inc.	7,120	695,695
Fortune Brands Home & Security, Inc.	20,163	1,107,755
Lennox International, Inc.	5,128	1,315,230
Masco Corp.	42,299	1,724,530
Owens Corning	15,628	906,424
Resideo Technologies, Inc.(b)	18,017	339,801

		8,401,950

Capital Markets — 2.8%
Affiliated Managers Group, Inc.	7,416	636,219
Ameriprise Financial, Inc.	19,357	2,816,637
BGC Partners, Inc., Class A	41,001	225,916
Cboe Global Markets, Inc.	16,020	1,751,146
E*Trade Financial Corp.	35,406	1,727,459
Eaton Vance Corp.	16,327	726,552
Evercore, Inc., Class A	5,947	513,642
Franklin Resources, Inc.	40,657	1,326,638
Invesco Ltd.	56,988	1,093,600
Janus Henderson Group PLC	13,334	267,613
Lazard Ltd., Class A	15,478	599,153
Legg Mason, Inc.	12,186	458,925
LPL Financial Holdings, Inc.	12,089	1,013,904
MarketAxess Holdings, Inc.	5,325	1,794,738

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
MSCI, Inc.	11,903	$2,704,838
Nasdaq, Inc.	16,759	1,615,065
Northern Trust Corp.	28,956	2,837,688
Raymond James Financial, Inc.	18,220	1,469,807
SEI Investments Co.	18,819	1,121,424
State Street Corp.	53,908	3,131,516
T. Rowe Price Group, Inc.	33,373	3,784,164
Virtu Financial, Inc., Class A	6,735	146,015

		31,762,659

Chemicals — 2.0%
Albemarle Corp.	15,151	1,105,417
Ashland Global Holdings, Inc.	9,076	721,361
Axalta Coating Systems Ltd.(b)	30,033	889,878
Cabot Corp.	8,393	375,335
Celanese Corp.	18,262	2,048,449
CF Industries Holdings, Inc.	31,892	1,580,568
Chemours Co.	23,904	455,849
Corteva, Inc.(b)	108,584	3,203,228
Eastman Chemical Co.	20,001	1,507,075
Element Solutions, Inc.(a)(b)	32,615	326,802
FMC Corp.	18,988	1,640,943
Huntsman Corp.	32,475	667,361
International Flavors & Fragrances, Inc.	15,443	2,223,638
Mosaic Co.	50,723	1,277,712
NewMarket Corp.	980	413,178
Olin Corp.	23,904	479,753
RPM International, Inc.	18,601	1,261,706
Scotts Miracle-Gro Co.	5,761	646,269
Valvoline, Inc.	27,144	548,037
Versum Materials, Inc.	15,693	815,722
Westlake Chemical Corp.	5,139	347,242
WR Grace & Co.	8,200	556,042

		23,091,565

Commercial Services & Supplies — 1.0%
ADT, Inc.(a)	15,584	98,958
Cintas Corp.	12,356	3,217,997
Clean Harbors, Inc.(b)	7,506	584,042
Copart, Inc.(b)	28,577	2,215,575
IAA, Inc.(b)	19,107	893,252
KAR Auction Services, Inc.	19,096	510,627
Republic Services, Inc.	30,832	2,733,257
Rollins, Inc.	20,349	682,302
Stericycle, Inc.(b)	13,036	599,134

		11,535,144

Communications Equipment — 1.3%
Arista Networks, Inc.(b)	8,578	2,345,654
Ciena Corp.(b)	22,288	1,007,863
CommScope Holding Co., Inc.(a)(b)	27,778	396,670
EchoStar Corp., Class A(b)	6,827	310,765
F5 Networks, Inc.(b)	8,621	1,264,873
Juniper Networks, Inc.	49,306	1,332,248
Motorola Solutions, Inc.	23,826	3,954,163
Palo Alto Networks, Inc.(b)	13,331	3,020,005
Ubiquiti Networks, Inc.	2,162	278,314
ViaSat, Inc.(b)	8,094	660,390

		14,570,945

Construction & Engineering — 0.3%
AECOM(b)	22,676	815,202
Fluor Corp.	20,246	658,198
Jacobs Engineering Group, Inc.	19,063	1,572,888
Quanta Services, Inc.	20,583	770,216

		3,816,504

Security	Shares	Value

Construction Materials — 0.5%
Eagle Materials, Inc.	6,535	$540,967
Martin Marietta Materials, Inc.	9,031	2,237,430
Vulcan Materials Co.	19,008	2,629,757

		5,408,154

Consumer Finance — 1.1%
Ally Financial, Inc.	57,509	1,892,621
Credit Acceptance Corp.(a)(b)	1,510	721,825
Discover Financial Services	46,772	4,197,319
Navient Corp.	30,823	436,146
OneMain Holdings, Inc.	9,565	396,469
Santander Consumer USA Holdings, Inc.	15,400	414,414
SLM Corp.	62,829	572,372
Synchrony Financial	99,662	3,575,873

		12,207,039

Containers & Packaging — 1.4%
AptarGroup, Inc.	9,101	1,101,403
Ardagh Group SA	2,789	46,381
Avery Dennison Corp.	12,165	1,397,393
Ball Corp.	47,809	3,417,387
Berry Global Group, Inc.(b)	18,975	854,824
Crown Holdings, Inc.(a)(b)	18,759	1,200,764
Graphic Packaging Holding Co.	42,792	635,889
International Paper Co.	57,479	2,523,903
Owens-Illinois, Inc.	22,213	376,955
Packaging Corp. of America	13,508	1,363,903
Sealed Air Corp.	22,356	934,257
Silgan Holdings, Inc.	11,393	342,473
Sonoco Products Co.	14,438	866,713
Westrock Co.	36,734	1,324,261

		16,386,506

Distributors — 0.4%
Genuine Parts Co.	20,339	1,975,324
LKQ Corp.(b)	45,118	1,215,028
Pool Corp.	5,568	1,054,412

		4,244,764

Diversified Consumer Services — 0.5%
2U, Inc.(a)(b)	8,111	103,821
Bright Horizons Family Solutions, Inc.(a)(b)	8,289	1,260,508
frontdoor, Inc.(b)	12,169	555,393
Graham Holdings Co., Class B	609	452,323
Grand Canyon Education, Inc.(b)	6,889	749,316
H&R Block, Inc.	29,640	820,732
Service Corp. International	25,564	1,179,523
ServiceMaster Global Holdings, Inc.(b)	19,754	1,051,505

		6,173,121

Diversified Financial Services — 0.5%
AXA Equitable Holdings, Inc.	42,811	962,391
FactSet Research Systems, Inc.	5,418	1,502,411
Interactive Brokers Group, Inc., Class A	10,682	547,559
Jefferies Financial Group, Inc.	37,170	792,836
Morningstar, Inc.	2,821	428,736
Voya Financial, Inc.	20,787	1,167,606

		5,401,539

Diversified Telecommunication Services — 0.3%
CenturyLink, Inc.	157,551	1,904,792
Zayo Group Holdings, Inc.(b)	32,644	1,101,082

		3,005,874

Electric Utilities — 2.7%
Alliant Energy Corp.	34,332	1,700,807
Avangrid, Inc.	8,094	409,152
Edison International	46,103	3,436,518

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
Entergy Corp.	27,475	$2,901,909
Evergy, Inc.	35,270	2,133,482
Eversource Energy	45,989	3,488,725
FirstEnergy Corp.	76,879	3,380,370
Hawaiian Electric Industries, Inc.	15,752	705,690
IDACORP, Inc.	7,315	746,569
OGE Energy Corp.	28,819	1,237,776
PG&E Corp.(b)	76,616	1,389,048
Pinnacle West Capital Corp.	16,218	1,479,406
PPL Corp.	104,642	3,100,542
Xcel Energy, Inc.	74,483	4,439,932

		30,549,926

Electrical Equipment — 0.9%
Acuity Brands, Inc.	5,686	763,175
AMETEK, Inc.	32,884	2,946,735
GrafTech International Ltd.	8,914	102,065
Hubbell, Inc.	7,805	1,013,713
nVent Electric PLC	22,698	562,684
Regal-Beloit Corp.	6,231	496,112
Rockwell Automation, Inc.	17,059	2,742,746
Sensata Technologies Holding PLC(b)	22,897	1,086,005

		9,713,235

Electronic Equipment, Instruments & Components — 2.2%
Amphenol Corp., Class A	42,201	3,938,197
Arrow Electronics, Inc.(b)	12,248	889,327
Avnet, Inc.	15,312	695,471
CDW Corp.	20,958	2,476,397
Cognex Corp.(a)	23,624	1,039,692
Coherent, Inc.(a)(b)	3,513	487,780
Corning, Inc.	111,760	3,436,620
Dolby Laboratories, Inc., Class A	9,018	614,126
FLIR Systems, Inc.	19,425	964,646
IPG Photonics Corp.(b)	5,112	669,723
Jabil, Inc.	21,653	668,645
Keysight Technologies, Inc.(b)	27,133	2,428,946
Littelfuse, Inc.	3,444	581,898
National Instruments Corp.	18,920	790,099
SYNNEX Corp.	6,029	594,098
Trimble, Inc.(b)	36,342	1,535,813
Universal Display Corp.(a)	6,148	1,297,720
Zebra Technologies Corp., Class A(b)	7,726	1,629,336

		24,738,534

Energy Equipment & Services — 0.7%
Apergy Corp.(b)	11,264	366,418
Baker Hughes a GE Co.	74,634	1,894,957
Halliburton Co.	125,984	2,897,632
Helmerich & Payne, Inc.	15,392	764,675
National Oilwell Varco, Inc.	55,644	1,325,440
Patterson-UTI Energy, Inc.	29,913	347,888
Transocean Ltd.(b)	82,903	504,050

		8,101,060

Entertainment — 0.7%
Live Nation Entertainment, Inc.(b)	18,620	1,341,757
Spotify Technology SA(b)	17,071	2,644,981
Take-Two Interactive Software, Inc.(b)	16,236	1,989,235
Viacom, Inc., Class A	1,358	47,476
Viacom, Inc., Class B	51,173	1,553,100

		7,576,549

Equity Real Estate Investment Trusts (REITs) — 9.0%
Alexandria Real Estate Equities, Inc.	16,146	2,363,129
American Campus Communities, Inc.	19,736	922,658

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
American Homes 4 Rent, Class A	37,101	$898,215
Americold Realty Trust	27,866	934,347
Apartment Investment & Management Co., Class A	21,356	1,057,976
Apple Hospitality REIT, Inc.	30,353	476,846
AvalonBay Communities, Inc.	20,146	4,206,283
Boston Properties, Inc.	22,370	2,974,092
Brandywine Realty Trust	25,555	376,936
Brixmor Property Group, Inc.	42,982	815,798
Brookfield Property REIT, Inc., Class A	13,756	265,628
Camden Property Trust	13,481	1,398,115
Chimera Investment Corp.	26,817	517,032
Colony Capital, Inc.	68,308	385,940
Columbia Property Trust, Inc.	16,754	367,415
CoreSite Realty Corp.	5,339	559,581
Corporate Office Properties Trust	15,940	445,045
Cousins Properties, Inc.	21,182	745,183
CubeSmart	27,105	920,215
CyrusOne, Inc.	16,281	934,529
Digital Realty Trust, Inc.	30,062	3,437,890
Douglas Emmett, Inc.	23,443	956,943
Duke Realty Corp.	51,973	1,732,260
Empire State Realty Trust, Inc., Class A	21,316	298,637
EPR Properties	10,908	811,882
Equity Commonwealth	17,509	587,952
Equity LifeStyle Properties, Inc.	12,381	1,538,339
Equity Residential	52,931	4,175,727
Essex Property Trust, Inc.	9,466	2,860,815
Extra Space Storage, Inc.	17,878	2,009,308
Federal Realty Investment Trust	10,775	1,422,408
Gaming and Leisure Properties, Inc.	29,155	1,099,435
HCP, Inc.	69,237	2,210,737
Healthcare Trust of America, Inc., Class A	29,665	798,878
Highwoods Properties, Inc.	14,862	673,694
Hospitality Properties Trust	23,576	582,563
Host Hotels & Resorts, Inc.	106,222	1,847,201
Hudson Pacific Properties, Inc.	21,988	776,176
Invitation Homes, Inc.	61,090	1,678,142
Iron Mountain, Inc.	41,095	1,208,604
JBG SMITH Properties	17,775	695,536
Kilroy Realty Corp.	14,256	1,132,782
Kimco Realty Corp.	58,128	1,116,639
Lamar Advertising Co., Class A	12,239	990,380
Liberty Property Trust	21,302	1,114,095
Life Storage, Inc.	6,751	658,155
Macerich Co.	20,602	680,896
Medical Properties Trust, Inc.	63,011	1,102,693
MFA Financial, Inc.	65,287	468,761
Mid-America Apartment Communities, Inc.	16,425	1,935,522
National Retail Properties, Inc.	23,374	1,221,058
New Residential Investment Corp.	60,374	947,268
Omega Healthcare Investors, Inc.	30,784	1,117,459
Outfront Media, Inc.	20,171	548,248
Paramount Group, Inc.	29,293	405,122
Park Hotels & Resorts, Inc.	29,254	772,598
Rayonier, Inc.	18,647	541,509
Realty Income Corp.	45,562	3,153,346
Regency Centers Corp.	24,039	1,603,401
Retail Properties of America, Inc., Class A	30,411	369,798
SBA Communications Corp.(b)	16,226	3,982,023
SITE Centers Corp.	20,463	291,598
SL Green Realty Corp.	12,090	980,257
Spirit Realty Capital, Inc.	12,631	557,280
Starwood Property Trust, Inc.	39,627	920,535
STORE Capital Corp.	29,817	1,020,040

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Sun Communities, Inc.	12,211	$1,621,743
Taubman Centers, Inc.	8,443	342,110
UDR, Inc.	40,374	1,859,626
Ventas, Inc.	51,826	3,487,372
VEREIT, Inc.	140,536	1,281,688
VICI Properties, Inc.	64,500	1,376,430
Vornado Realty Trust	24,984	1,606,971
Weingarten Realty Investors	17,552	489,876
Welltower, Inc.	58,646	4,874,656
Weyerhaeuser Co.	107,766	2,738,334
WP Carey, Inc.	24,447	2,115,643

		102,394,002

Food & Staples Retailing — 0.4%
Casey’s General Stores, Inc.	5,323	861,847
Kroger Co.	114,997	2,433,337
Sprouts Farmers Market, Inc.(b)	17,099	289,486
U.S. Foods Holding Corp.(b)	31,449	1,112,351

		4,697,021

Food Products — 2.4%
Archer-Daniels-Midland Co.	80,597	3,310,925
Beyond Meat, Inc.(a)(b)	1,394	273,935
Bunge Ltd.	19,839	1,159,193
Campbell Soup Co.	24,349	1,006,588
Conagra Brands, Inc.	69,785	2,014,693
Flowers Foods, Inc.	28,342	671,705
Hain Celestial Group, Inc.(a)(b)	13,255	288,561
Hershey Co.	20,896	3,170,759
Hormel Foods Corp.	40,181	1,647,019
Ingredion, Inc.	9,717	751,027
J.M. Smucker Co.	15,886	1,766,364
Kellogg Co.	35,619	2,073,738
Lamb Weston Holdings, Inc.	21,112	1,417,037
McCormick & Co., Inc.	17,756	2,815,036
Pilgrim’s Pride Corp.(b)	7,528	203,708
Post Holdings, Inc.(a)(b)	9,344	1,001,864
TreeHouse Foods, Inc.(a)(b)	8,135	482,731
Tyson Foods, Inc., Class A	41,640	3,310,380

		27,365,263

Gas Utilities — 0.3%
Atmos Energy Corp.	16,733	1,824,566
National Fuel Gas Co.	11,900	568,106
UGI Corp.	25,079	1,281,286

		3,673,958

Health Care Equipment & Supplies — 3.1%
ABIOMED, Inc.(b)	6,414	1,786,684
Align Technology, Inc.(b)	11,453	2,394,593
Cantel Medical Corp.	5,400	498,312
Cooper Cos., Inc.	7,040	2,375,296
DENTSPLY SIRONA, Inc.	32,254	1,756,230
DexCom, Inc.(a)(b)	13,098	2,054,683
Hill-Rom Holdings, Inc.	9,620	1,025,877
Hologic, Inc.(b)	38,530	1,974,662
ICU Medical, Inc.(b)	2,800	712,432
IDEXX Laboratories, Inc.(b)	12,293	3,467,241
Insulet Corp.(b)	8,547	1,050,768
Integra LifeSciences Holdings Corp.(b)	10,309	653,488
Masimo Corp.(b)	6,781	1,070,381
ResMed, Inc.	20,539	2,643,369
STERIS PLC	12,122	1,804,481
Teleflex, Inc.	6,677	2,268,444
Varian Medical Systems, Inc.(b)	13,153	1,543,768
West Pharmaceutical Services, Inc.	10,556	1,449,022

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.	29,685	$4,011,334

		34,541,065

Health Care Providers & Services — 2.4%
Acadia Healthcare Co., Inc.(b)	12,509	399,537
AmerisourceBergen Corp.	21,957	1,913,553
Cardinal Health, Inc.	43,141	1,972,838
Centene Corp.(b)	59,191	3,083,259
Chemed Corp.	2,263	917,398
Covetrus, Inc.(a)(b)	13,827	327,285
DaVita, Inc.(b)	18,307	1,095,674
Encompass Health Corp.	14,247	909,529
Guardant Health, Inc.(b)	4,916	462,055
Henry Schein, Inc.(b)	21,481	1,429,346
Laboratory Corp. of America Holdings(b)	14,198	2,378,449
McKesson Corp.	27,757	3,856,835
MEDNAX, Inc.(b)	12,264	301,326
Molina Healthcare, Inc.(b)	8,991	1,193,825
Penumbra, Inc.(a)(b)	4,579	767,440
Premier, Inc., Class A(b)	7,641	296,089
Quest Diagnostics, Inc.	19,418	1,982,189
Universal Health Services, Inc., Class B	11,671	1,760,687
WellCare Health Plans, Inc.(b)	7,245	2,081,126

		27,128,440

Health Care Technology — 0.6%
Cerner Corp.	46,844	3,356,373
Medidata Solutions, Inc.(b)	8,764	800,767
Veeva Systems, Inc., Class A(b)	18,417	3,055,380

		7,212,520

Hotels, Restaurants & Leisure — 2.8%
Aramark	35,313	1,277,978
Caesars Entertainment Corp.(b)	81,888	969,554
Chipotle Mexican Grill, Inc.(b)	3,700	2,943,461
Choice Hotels International, Inc.	4,877	418,495
Darden Restaurants, Inc.	17,806	2,164,497
Domino’s Pizza, Inc.	5,925	1,448,840
Dunkin’ Brands Group, Inc.	11,878	952,141
Extended Stay America, Inc.	26,988	451,239
Hilton Grand Vacations, Inc.(b)	13,075	427,553
Hilton Worldwide Holdings, Inc.	41,578	4,014,356
Hyatt Hotels Corp., Class A	5,526	427,436
International Game Technology PLC	14,279	190,625
MGM Resorts International	75,217	2,258,014
Norwegian Cruise Line Holdings Ltd.(b)	31,018	1,533,530
Planet Fitness, Inc., Class A(b)	12,324	969,406
Royal Caribbean Cruises Ltd.	24,815	2,886,977
Six Flags Entertainment Corp.	11,410	602,790
Vail Resorts, Inc.	5,798	1,429,323
Wendy’s Co.	26,769	486,928
Wyndham Destinations, Inc.	13,307	626,227
Wyndham Hotels & Resorts, Inc.	13,939	788,251
Wynn Resorts Ltd.	14,148	1,840,230
Yum China Holdings, Inc.	52,387	2,383,609

		31,491,460

Household Durables — 1.3%
D.R. Horton, Inc.	49,205	2,259,986
Garmin Ltd.	20,977	1,648,582
Leggett & Platt, Inc.	18,891	755,073
Lennar Corp., Class A	40,645	1,933,483
Lennar Corp., Class B	2,333	88,654
Mohawk Industries, Inc.(b)	8,594	1,071,586
Newell Brands, Inc.	55,268	784,253
NVR, Inc.(b)	459	1,534,960

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
PulteGroup, Inc.	37,165	$1,171,069
Roku, Inc.(a)(b)	11,814	1,220,741
Tempur Sealy International, Inc.(b)	6,698	537,314
Toll Brothers, Inc.	19,588	704,580
Whirlpool Corp.	8,937	1,300,155

		15,010,436

Household Products — 0.6%
Church & Dwight Co., Inc.	35,602	2,685,815
Clorox Co.	18,455	3,000,783
Energizer Holdings, Inc.	9,168	385,789
Spectrum Brands Holdings, Inc.	5,071	254,108

		6,326,495

Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.	95,921	1,610,513
NRG Energy, Inc.	38,470	1,313,366
Vistra Energy Corp.	60,034	1,288,330

		4,212,209

Industrial Conglomerates — 0.2%
BWX Technologies, Inc.	13,658	736,303
Carlisle Cos., Inc.	8,091	1,166,803
Seaboard Corp.	36	146,939

		2,050,045

Insurance — 4.0%
Alleghany Corp.(b)	2,023	1,387,232
American Financial Group, Inc.	10,711	1,096,592
American National Insurance Co.	1,084	131,186
Arch Capital Group Ltd.(b)	55,431	2,144,625
Arthur J Gallagher & Co.	26,596	2,405,076
Assurant, Inc.	8,930	1,012,305
Assured Guaranty Ltd.	14,411	629,617
Athene Holding Ltd., Class A(b)	22,530	920,576
Axis Capital Holdings Ltd.	12,004	764,295
Brighthouse Financial, Inc.(b)	16,865	660,602
Brown & Brown, Inc.	34,298	1,232,327
Cincinnati Financial Corp.	22,016	2,362,977
CNA Financial Corp.	4,074	195,104
Erie Indemnity Co., Class A	3,555	791,947
Everest Re Group Ltd.	5,805	1,431,745
Fidelity National Financial, Inc.	38,178	1,637,073
First American Financial Corp.	15,877	918,008
Hanover Insurance Group, Inc.	5,863	760,490
Hartford Financial Services Group, Inc.	52,123	3,003,848
Kemper Corp.	8,921	785,226
Lincoln National Corp.	29,174	1,906,229
Loews Corp.	37,968	2,032,807
Markel Corp.(b)	1,961	2,184,417
Mercury General Corp.	4,003	227,010
Old Republic International Corp.	41,016	935,575
Primerica, Inc.	6,129	751,967
Principal Financial Group, Inc.	39,961	2,319,336
Reinsurance Group of America, Inc.	9,028	1,407,646
RenaissanceRe Holdings Ltd.	6,344	1,149,216
Torchmark Corp.	15,645	1,428,701
Unum Group	30,813	984,475
W.R. Berkley Corp.	20,763	1,440,745
White Mountains Insurance Group Ltd.	451	485,276
Willis Towers Watson PLC	18,664	3,643,586

		45,167,837

Interactive Media & Services — 0.8%
IAC/InterActiveCorp.(b)	10,751	2,570,027
Match Group, Inc.(a)	7,898	594,641
Twitter, Inc.(b)	108,971	4,610,563

Security	Shares	Value

Interactive Media & Services (continued)
Zillow Group, Inc., Class A(b)	8,154	$406,395
Zillow Group, Inc., Class C(a)(b)	17,741	886,340

		9,067,966

Internet & Direct Marketing Retail — 0.7%
Etsy, Inc.(b)	17,199	1,152,677
Expedia Group, Inc.	20,011	2,656,260
GrubHub, Inc.(b)	13,120	887,306
Qurate Retail, Inc.(a)(b)	56,796	803,095
TripAdvisor, Inc.(b)	15,338	677,173
Wayfair, Inc., Class A(a)(b)	8,875	1,164,045

		7,340,556

IT Services — 5.5%
Akamai Technologies, Inc.(b)	23,252	2,049,199
Alliance Data Systems Corp.	6,418	1,007,113
Amdocs Ltd.	19,808	1,267,514
Black Knight, Inc.(b)	20,728	1,312,497
Booz Allen Hamilton Holding Corp.	19,681	1,353,069
Broadridge Financial Solutions, Inc.	16,718	2,125,192
CACI International, Inc., Class A(b)	3,575	769,161
CoreLogic, Inc.(a)(b)	11,592	528,247
DXC Technology Co.	38,778	2,162,649
EPAM Systems, Inc.(b)	7,496	1,452,650
Euronet Worldwide, Inc.(b)	7,207	1,123,643
Fiserv, Inc.(b)	81,686	8,612,155
FleetCor Technologies, Inc.(b)	12,335	3,505,237
Gartner, Inc.(a)(b)	12,636	1,760,574
Genpact Ltd.	23,769	943,154
Global Payments, Inc.	22,660	3,805,067
GoDaddy, Inc., Class A(b)	25,430	1,866,053
Jack Henry & Associates, Inc.	11,099	1,550,530
Leidos Holdings, Inc.	19,678	1,615,564
MongoDB, Inc.(a)(b)	3,432	491,531
Okta, Inc.(b)	14,768	1,932,097
Paychex, Inc.	46,469	3,859,250
Sabre Corp.	40,001	940,424
Square, Inc., Class A(b)	48,173	3,873,591
Switch, Inc., Class A	8,402	114,015
Teradata Corp.(b)	16,959	621,039
Total System Services, Inc.	25,301	3,433,852
Twilio, Inc., Class A(b)	16,692	2,322,024
VeriSign, Inc.(b)	15,205	3,209,623
Western Union Co.	62,168	1,305,528
WEX, Inc.(b)	6,208	1,353,779

		62,266,021

Leisure Products — 0.4%
Brunswick Corp.	12,567	617,794
Hasbro, Inc.	16,783	2,033,428
Mattel, Inc.(a)(b)	49,954	729,328
Polaris Industries, Inc.	8,367	792,104

		4,172,654

Life Sciences Tools & Services — 1.7%
Agilent Technologies, Inc.	45,961	3,190,153
Bio-Rad Laboratories, Inc., Class A(b)	3,064	964,854
Bio-Techne Corp.	5,402	1,135,230
Bruker Corp.	15,067	720,956
Charles River Laboratories International, Inc.(b)	7,010	943,125
IQVIA Holdings, Inc.(b)	25,984	4,135,873
Mettler-Toledo International, Inc.(b)	3,538	2,677,382
PerkinElmer, Inc.	15,934	1,372,236
PRA Health Sciences, Inc.(b)	8,516	850,834
QIAGEN NV(b)	31,920	1,204,022
Waters Corp.(b)	9,962	2,097,599

		19,292,264

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery — 4.1%
AGCO Corp.	9,271	$713,867
Allison Transmission Holdings, Inc.	16,710	767,824
Colfax Corp.(b)	13,324	368,808
Crane Co.	7,224	604,649
Cummins, Inc.	22,254	3,649,656
Donaldson Co., Inc.	18,579	928,021
Dover Corp.	20,962	2,030,170
Flowserve Corp.	18,861	943,616
Fortive Corp.	42,736	3,250,073
Gardner Denver Holdings, Inc.(b)	19,013	626,859
Gates Industrial Corp. PLC(a)(b)	6,197	68,043
Graco, Inc.	23,784	1,143,535
IDEX Corp.	10,930	1,838,645
Ingersoll-Rand PLC	34,847	4,309,180
ITT, Inc.	12,764	796,729
Lincoln Electric Holdings, Inc.	8,759	740,311
Middleby Corp.(b)	7,979	1,072,218
Nordson Corp.	8,252	1,168,978
Oshkosh Corp.	10,019	837,288
PACCAR, Inc.	49,084	3,442,752
Parker-Hannifin Corp.	18,521	3,242,657
Pentair PLC	24,904	966,524
Snap-on, Inc.	7,917	1,208,213
Stanley Black & Decker, Inc.	21,920	3,235,173
Timken Co.	9,610	439,273
Toro Co.	15,218	1,108,175
Trinity Industries, Inc.	15,434	302,506
Valmont Industries, Inc.	3,069	422,294
WABCO Holdings, Inc.(b)	7,357	974,140
Wabtec Corp.	22,989	1,785,785
Woodward, Inc.	8,007	897,104
Xylem, Inc.	25,907	2,080,073

		45,963,139

Marine — 0.1%
Kirby Corp.(b)	8,555	670,370

Media — 2.4%
Altice USA, Inc., Class A(b)	47,420	1,223,910
AMC Networks, Inc., Class A(b)	6,257	333,999
Cable One, Inc.	629	765,367
CBS Corp., Class B	47,856	2,465,062
Cinemark Holdings, Inc.	15,463	617,283
Discovery, Inc., Class A(a)(b)	22,545	683,339
Discovery, Inc., Class C(b)	50,443	1,424,510
DISH Network Corp., Class A(b)	32,210	1,090,631
Fox Corp., Class A	50,759	1,894,326
Fox Corp., Class B(b)	23,725	882,570
GCI Liberty, Inc., Class A(b)	14,109	842,730
Interpublic Group of Cos., Inc.	55,634	1,275,131
John Wiley & Sons, Inc., Class A	6,355	289,216
Liberty Broadband Corp., Class A(b)	3,574	350,931
Liberty Broadband Corp., Class C(b)	15,252	1,517,726
Liberty Media Corp. — Liberty Formula One, Class A(b)	3,616	135,528
Liberty Media Corp. — Liberty Formula One, Class C(b)	28,541	1,123,945
Liberty Media Corp. — Liberty SiriusXM, Class A(b)	12,333	513,423
Liberty Media Corp. — Liberty SiriusXM, Class C(b)	22,535	943,315
Lions Gate Entertainment Corp., Class A	7,306	94,320
Lions Gate Entertainment Corp., Class B	14,462	176,292
Madison Square Garden Co., Class A(b)	2,699	782,818
New York Times Co., Class A	23,562	840,692
News Corp., Class A	55,948	736,276
News Corp., Class B	17,895	240,867
Nexstar Media Group, Inc., Class A	6,510	662,523
Omnicom Group, Inc.	31,571	2,532,626

Security	Shares	Value

Media (continued)
Sinclair Broadcast Group, Inc., Class A	8,612	$432,753
Sirius XM Holdings, Inc.	204,701	1,281,428
Tribune Media Co., Class A	12,651	587,892
World Wrestling Entertainment, Inc., Class A	6,224	452,983

		27,194,412

Metals & Mining — 1.2%
Alcoa Corp.(b)	27,034	607,995
Freeport-McMoRan, Inc.	209,623	2,318,430
Newmont Goldcorp Corp.	118,340	4,321,777
Nucor Corp.	44,097	2,397,995
Reliance Steel & Aluminum Co.	9,428	942,329
Royal Gold, Inc.	9,399	1,075,715
Steel Dynamics, Inc.	30,904	973,785
United States Steel Corp.	24,502	368,265

		13,006,291

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
AGNC Investment Corp.	77,416	1,326,910
Annaly Capital Management, Inc.	210,492	2,010,199
Two Harbors Investment Corp.	39,703	534,402

		3,871,511

Multi-Utilities — 2.7%
Ameren Corp.	35,437	2,682,226
CenterPoint Energy, Inc.	72,662	2,107,925
CMS Energy Corp.	40,940	2,383,527
Consolidated Edison, Inc.	47,434	4,029,993
DTE Energy Co.	26,428	3,359,263
MDU Resources Group, Inc.	28,609	765,005
NiSource, Inc.	53,893	1,600,083
Public Service Enterprise Group, Inc.	73,052	4,174,922
Sempra Energy	39,747	5,382,936
WEC Energy Group, Inc.	45,655	3,901,676

		30,387,556

Multiline Retail — 1.2%
Burlington Stores, Inc.(b)	9,451	1,708,268
Dollar General Corp.	37,549	5,032,317
Dollar Tree, Inc.(b)	34,112	3,470,896
Kohl’s Corp.	23,613	1,271,796
Macy’s, Inc.	44,446	1,010,258
Nordstrom, Inc.	15,615	517,013
Ollie’s Bargain Outlet Holdings, Inc.(b)	7,670	649,572

		13,660,120

Oil, Gas & Consumable Fuels — 3.3%
Antero Midstream Corp.	32,346	294,996
Antero Resources Corp.(a)(b)	37,760	174,074
Apache Corp.	54,292	1,325,811
Cabot Oil & Gas Corp.	60,208	1,153,585
Centennial Resource Development, Inc., Class A(a)(b)	27,096	161,221
Cheniere Energy, Inc.(b)	33,684	2,194,513
Chesapeake Energy Corp.(a)(b)	186,615	337,773
Cimarex Energy Co.	14,568	738,161
Concho Resources, Inc.(a)	28,770	2,810,254
Continental Resources, Inc.(b)	12,642	469,903
Devon Energy Corp.	59,879	1,616,733
Diamondback Energy, Inc.	23,773	2,458,841
EQT Corp.	36,710	554,688
Equitrans Midstream Corp.	29,530	489,903
Hess Corp.	38,878	2,520,850
HollyFrontier Corp.	22,854	1,137,444
Kosmos Energy Ltd.	51,721	310,843
Marathon Oil Corp.	117,984	1,660,035
Murphy Oil Corp.	24,036	577,825
Noble Energy, Inc.	68,481	1,512,060

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.	59,508	$4,170,321
Parsley Energy, Inc., Class A(b)	38,633	640,921
PBF Energy, Inc., Class A	17,353	484,669
Pioneer Natural Resources Co.	24,231	3,344,847
Range Resources Corp.	30,181	171,730
Targa Resources Corp.	33,036	1,285,431
Williams Cos., Inc.	175,632	4,327,572
WPX Energy, Inc.(b)	61,087	637,748

		37,562,752

Paper & Forest Products — 0.0%
Domtar Corp.	9,152	388,502

Personal Products — 0.1%
Coty, Inc., Class A	41,520	452,983
Herbalife Nutrition Ltd.(b)	14,707	603,281
Nu Skin Enterprises, Inc., Class A	7,980	319,041

		1,375,305

Pharmaceuticals — 0.7%
Catalent, Inc.(b)	20,937	1,182,731
Elanco Animal Health, Inc.(b)	53,021	1,747,572
Horizon Therapeutics PLC(b)	26,734	665,409
Jazz Pharmaceuticals PLC(b)	7,976	1,111,695
Mylan NV(b)	74,304	1,552,954
Nektar Therapeutics(a)(b)	24,420	694,993
Perrigo Co. PLC	18,358	991,516

		7,946,870

Professional Services — 1.6%
CoStar Group, Inc.(b)	5,206	3,203,772
Equifax, Inc.	17,407	2,421,140
IHS Markit Ltd.(b)	57,289	3,690,557
ManpowerGroup, Inc.	8,673	792,279
Nielsen Holdings PLC	51,326	1,188,710
Paylocity Holding Corp.(b)	4,728	482,681
Robert Half International, Inc.	16,858	1,018,392
TransUnion	27,066	2,240,794
Verisk Analytics, Inc.	23,094	3,503,822

		18,542,147

Real Estate Management & Development — 0.4%
CBRE Group, Inc., Class A(b)	48,417	2,566,585
Howard Hughes Corp.(b)	5,760	777,600
Jones Lang LaSalle, Inc.	7,390	1,076,649

		4,420,834

Road & Rail — 0.7%
AMERCO	1,291	499,617
Genesee & Wyoming, Inc., Class A(b)	8,126	892,316
JB Hunt Transport Services, Inc.	12,494	1,279,011
Kansas City Southern	14,506	1,794,972
Knight-Swift Transportation Holdings, Inc.	18,279	655,119
Landstar System, Inc.	5,802	645,589
Lyft, Inc., Class A(a)(b)	4,679	284,811
Old Dominion Freight Line, Inc.	9,476	1,582,303
Ryder System, Inc.	7,498	399,343
Schneider National, Inc., Class B	7,812	150,772

		8,183,853

Semiconductors & Semiconductor Equipment — 3.2%
Advanced Micro Devices, Inc.(b)	145,019	4,415,828
Cree, Inc.(b)	15,303	951,540
Cypress Semiconductor Corp.	52,556	1,207,211
Entegris, Inc.	19,584	852,100
First Solar, Inc.(a)(b)	11,985	772,913
KLA Corp.	23,405	3,190,570
Lam Research Corp.	21,675	4,521,622

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Marvell Technology Group Ltd.	94,841	$2,490,525
Maxim Integrated Products, Inc.	39,259	2,323,740
Microchip Technology, Inc.	33,638	3,176,100
MKS Instruments, Inc.	7,785	662,737
Monolithic Power Systems, Inc.	6,082	901,109
ON Semiconductor Corp.(b)	58,783	1,264,422
Qorvo, Inc.(b)	17,688	1,296,353
Skyworks Solutions, Inc.	24,946	2,127,395
Teradyne, Inc.	24,616	1,371,850
Xilinx, Inc.	36,789	4,201,672

		35,727,687

Software — 4.4%
Alteryx, Inc., Class A(b)	6,613	777,292
Anaplan, Inc.(b)	11,959	680,946
ANSYS, Inc.(b)	12,093	2,456,330
Aspen Technology, Inc.(b)	9,970	1,314,744
Atlassian Corp. PLC, Class A(a)(b)	15,225	2,133,327
Avalara, Inc.(b)	6,116	498,332
Cadence Design Systems, Inc.(b)	40,245	2,974,508
CDK Global, Inc.	17,701	918,151
Ceridian HCM Holding, Inc.(b)	8,904	474,672
Citrix Systems, Inc.	18,150	1,710,456
Coupa Software, Inc.(b)	8,818	1,196,691
DocuSign, Inc.(b)	22,023	1,139,030
Dropbox, Inc., Class A(b)	30,785	725,295
Elastic NV(b)	5,358	529,531
Fair Isaac Corp.(b)	4,095	1,422,685
FireEye, Inc.(b)	29,001	435,015
Fortinet, Inc.(b)	20,710	1,663,220
Guidewire Software, Inc.(a)(b)	11,763	1,200,767
HubSpot, Inc.(b)	5,729	1,023,887
LogMeIn, Inc.	7,138	542,274
Manhattan Associates, Inc.(b)	9,287	789,302
New Relic, Inc.(b)	6,832	636,537
Nuance Communications, Inc.(b)	42,255	703,123
Nutanix, Inc., Class A(a)(b)	20,280	460,356
Pagerduty, Inc.(a)(b)	1,431	63,250
Paycom Software, Inc.(b)	7,120	1,714,140
Pegasystems, Inc.	5,476	413,986
Pluralsight, Inc., Class A(b)	8,944	274,491
Proofpoint, Inc.(b)	7,989	1,008,212
PTC, Inc.(a)(b)	15,005	1,017,039
RealPage, Inc.(a)(b)	11,564	722,519
RingCentral, Inc., Class A(b)	10,093	1,433,004
Smartsheet, Inc., Class A(b)	12,421	619,932
SolarWinds Corp.(b)	6,337	113,559
Splunk, Inc.(a)(b)	21,705	2,936,904
SS&C Technologies Holdings, Inc.	32,014	1,535,071
Symantec Corp.	86,631	1,867,764
Synopsys, Inc.(b)	21,562	2,862,571
Tableau Software, Inc., Class A(b)	10,978	1,861,100
Trade Desk, Inc., Class A(b)	5,469	1,440,042
Tyler Technologies, Inc.(b)	5,463	1,274,791
Zendesk, Inc.(b)	15,591	1,302,784
Zscaler, Inc.(b)	8,948	754,048
Zynga, Inc., Class A(a)(b)	123,368	787,088

		50,408,766

Specialty Retail — 2.3%
Advance Auto Parts, Inc.	9,917	1,493,897
AutoNation, Inc.(b)	7,830	381,164
AutoZone, Inc.(b)	3,586	4,027,222
Best Buy Co., Inc.	33,143	2,536,434
CarMax, Inc.(b)	24,017	2,107,732

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Carvana Co.(a)(b)	5,668	$360,258
Dick’s Sporting Goods, Inc.	9,909	368,318
Five Below, Inc.(b)	7,877	925,232
Floor & Decor Holdings, Inc., Class A(b)	9,534	373,256
Foot Locker, Inc.	16,204	665,336
Gap, Inc.	31,301	610,370
L Brands, Inc.	33,172	860,813
O’Reilly Automotive, Inc.(b)	11,158	4,248,520
Penske Automotive Group, Inc.	5,158	237,113
Tiffany & Co.	17,458	1,639,655
Tractor Supply Co.	17,435	1,897,102
Ulta Salon Cosmetics & Fragrance, Inc.(b)	8,160	2,849,880
Urban Outfitters, Inc.(b)	10,396	247,529
Williams-Sonoma, Inc.	11,376	758,552

		26,588,383

Technology Hardware, Storage & Peripherals — 0.8%
Hewlett Packard Enterprise Co.	198,541	2,853,034
NCR Corp.(b)	17,446	589,849
NetApp, Inc.	35,768	2,092,071
Pure Storage, Inc., Class A(a)(b)	32,873	497,697
Western Digital Corp.	42,416	2,285,798
Xerox Corp.	26,812	860,665

		9,179,114

Textiles, Apparel & Luxury Goods — 1.0%
Capri Holdings Ltd.(a)(b)	20,714	737,211
Carter’s, Inc.	6,380	593,467
Columbia Sportswear Co.	4,338	459,741
Hanesbrands, Inc.	51,987	836,471
Lululemon Athletica, Inc.(b)	17,076	3,263,053
PVH Corp.	10,715	952,778
Ralph Lauren Corp.	7,581	790,168
Skechers U.S.A., Inc., Class A(b)	19,116	725,261
Tapestry, Inc.	41,918	1,296,524
Under Armour, Inc., Class A(a)(b)	27,305	629,926
Under Armour, Inc., Class C(b)	27,958	568,666

		10,853,266

Thrifts & Mortgage Finance — 0.2%
LendingTree, Inc.(a)(b)	1,133	365,438
MGIC Investment Corp.(b)	51,539	662,276
New York Community Bancorp, Inc.	65,856	759,319
TFS Financial Corp.	6,906	124,032

		1,911,065

Trading Companies & Distributors — 0.8%
Air Lease Corp.	15,145	632,910
Fastenal Co.	82,725	2,547,930
HD Supply Holdings, Inc.(b)	24,548	994,440
MSC Industrial Direct Co., Inc., Class A	6,281	446,265
United Rentals, Inc.(b)	11,348	1,436,089
Univar, Inc.(a)(b)	22,977	508,251
W.W. Grainger, Inc.	6,433	1,872,196
Watsco, Inc.	4,664	758,460
WESCO International, Inc.(b)	6,442	326,867

		9,523,408

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	10,638	440,839

Water Utilities — 0.4%
American Water Works Co., Inc.	26,133	2,999,546
Aqua America, Inc.	31,142	1,306,407

		4,305,953

Security	Shares	Value

Wireless Telecommunication Services — 0.1%
Sprint Corp.(b)	81,692	$598,802
Telephone & Data Systems, Inc.	14,588	471,776
United States Cellular Corp.(b)	2,286	109,477

		1,180,055

Total Common Stocks — 98.0% (Cost — $863,128,777)		1,110,220,935

Investment Companies — 0.6%
iShares Russell Mid-Cap ETF(c)(e)	127,180	7,209,834

Total Investment Companies — 0.6% (Cost — $6,940,359)		7,209,834

Total Long-Term Investments — 98.6% (Cost — $870,069,136)		1,117,430,769

Short-Term Securities(c)(d)(e) — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.45%(c)(d)(e)	36,749,992	36,768,367
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.25%(c)(e)	13,140,461	13,140,461

Total Short-Term Securities — 4.4% (Cost — $49,900,992)		49,908,828

Total Investments — 103.0% (Cost — $919,970,128)		1,167,339,597

Liabilities in Excess of Other Assets — (3.0)%		(33,792,513)

Net Assets — 100.0%		$1,133,547,084

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Mid-Cap Index Fund

(e)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	21,534,307	15,215,685	(b)	—	36,749,992	$36,768,367	$136,489	(c)	$1,711	$3,091
BlackRock Cash Funds: Treasury, SL Agency Shares	8,615,078	4,525,383	(b)	—	13,140,461	13,140,461	226,356		—	—
iShares Russell Mid-Cap ETF	22,463	1,253,107		(1,148,390)	127,180	7,209,834	90,039		560,912	216,864

						$57,118,662	$452,884		$562,623	$219,955

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	34	09/20/19	$5,070	$(47,992)
S&P MidCap 400 E-Mini Index	43	09/20/19	8,463	40,493

				$(7,499)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$40,493	$—	$—	$—	$40,493

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$47,992	$—	$—	$—	$47,992

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedules of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$461,851	$—	$—	$—	$461,851

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(28,703)	$—	$—	$—	$(28,703)

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2019	iShares Russell Mid-Cap Index Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — Long	$6,489,025

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common stocks(a)	$1,110,220,935	$—	$—	$1,110,220,935
Investment Companies	7,209,834			7,209,834
Short-Term Securities	49,908,828	—	—	49,908,828

	$1,167,339,597	$—	$—	$1,167,339,597

Derivative Financial Instruments(b)
Assets:
Equity contracts	$40,493	$—	$—	$40,493
Liabilities:
Equity contracts	(47,992)	—	—	(47,992)

	$(7,499)	$—	$—	$(7,499)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.8%

Aerospace & Defense — 1.3%
AAR Corp.	1,343	$56,218
Aerojet Rocketdyne Holdings, Inc.(a)(b)	2,979	127,263
Aerovironment, Inc.(b)	863	47,335
Astronics Corp.(b)	993	36,582
Axon Enterprise, Inc.(b)	2,361	165,789
Cubic Corp.	1,273	84,273
Curtiss-Wright Corp.	1,737	220,443
Ducommun, Inc.(b)	435	18,335
Hexcel Corp.	3,455	282,481
Huntington Ingalls Industries, Inc.	1,659	378,750
Kratos Defense & Security Solutions, Inc.(b)	3,692	91,008
Maxar Technologies, Inc.(b)	2,453	18,054
Moog, Inc., Class A	1,311	106,794
National Presto Industries, Inc.	215	19,774
Park Aerospace Corp.	787	14,315
Parsons Corp.(b)	775	28,450
Spirit AeroSystems Holdings, Inc., Class A	4,213	323,727
Teledyne Technologies, Inc.(b)	1,468	427,599
Triumph Group, Inc.	2,003	48,533
Vectrus, Inc.(b)	433	17,510

		2,513,233

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.(b)	2,395	55,827
Atlas Air Worldwide Holdings, Inc.(b)	963	43,961
Echo Global Logistics, Inc.(b)	1,145	24,114
Forward Air Corp.	1,160	73,080
Hub Group, Inc., Class A(b)	1,330	60,315
Park-Ohio Holdings Corp.	334	10,220
Radiant Logistics, Inc.(a)(b)	1,614	8,861
XPO Logistics, Inc.(b)	3,745	252,713

		529,091

Airlines — 0.5%
Alaska Air Group, Inc.	4,931	312,428
Allegiant Travel Co.	533	79,870
Copa Holdings SA, Class A	1,291	130,520
Hawaiian Holdings, Inc.	1,978	51,408
JetBlue Airways Corp.(b)	12,265	235,856
Mesa Air Group, Inc.(b)	859	8,796
SkyWest, Inc.	2,019	122,574
Spirit Airlines, Inc.(b)	2,774	117,701

		1,059,153

Auto Components — 0.9%
Adient PLC	3,578	84,978
American Axle & Manufacturing Holdings, Inc.(b)	4,489	54,182
BorgWarner, Inc.	8,423	318,389
Cooper Tire & Rubber Co.	2,021	54,405
Cooper-Standard Holdings, Inc.(b)	700	34,636
Dana, Inc.	5,903	98,639
Dorman Products, Inc.(b)	1,097	78,852
Fox Factory Holding Corp.(b)	1,518	121,561
Gentex Corp.	10,461	286,841
Gentherm, Inc.(a)(b)	1,370	56,047
Goodyear Tire & Rubber Co.	9,575	131,465
LCI Industries	990	90,714
Modine Manufacturing Co.(b)	2,032	27,879
Motorcar Parts of America, Inc.(b)	724	12,945
Spartan Motors, Inc.	1,438	17,285
Standard Motor Products, Inc.	864	39,753
Stoneridge, Inc.(a)(b)	1,131	36,837
Tenneco, Inc., Class A	2,140	19,346
Tower International, Inc.	804	24,763

Security	Shares	Value

Auto Components (continued)
Visteon Corp.(b)	1,164	$76,684

		1,666,201

Automobiles — 0.2%
Harley-Davidson, Inc.	6,463	231,246
Thor Industries, Inc.	2,180	129,928
Winnebago Industries, Inc.	1,266	51,020

		412,194

Banks — 6.7%
1st Constitution Bancorp	295	5,372
1st Source Corp.	619	29,062
ACNB Corp.	265	9,885
Allegiance Bancshares, Inc.(b)	823	27,620
Amalgamated Bank, Class A	644	11,051
Amerant Bancorp, Inc.(a)(b)	806	14,814
American National Bankshares, Inc.	430	15,906
Ameris Bancorp	2,679	106,544
Ames National Corp.	361	9,859
Arrow Financial Corp.	460	15,300
Associated Banc-Corp	6,667	144,474
Atlantic Capital Bancshares, Inc.(b)	908	16,698
Atlantic Union Bankshares Corp.	3,330	126,640
BancFirst Corp.	757	44,163
Banco Latinoamericano de Comercio Exterior SA	1,378	28,966
Bancorp, Inc.(b)	2,099	20,318
BancorpSouth Bank	3,921	117,199
Bank First Corp.(a)	244	14,128
Bank of Commerce Holdings	568	6,117
Bank of Hawaii Corp.	1,663	141,771
Bank of Marin Bancorp	548	23,959
Bank of NT Butterfield & Son Ltd.	2,241	70,435
Bank of Princeton	238	6,562
Bank OZK	4,996	152,778
BankFinancial Corp.	456	6,115
BankUnited, Inc.	3,997	137,537
Bankwell Financial Group, Inc.	276	7,756
Banner Corp.	1,409	83,497
Bar Harbor Bankshares	646	16,402
Baycom Corp.(a)(b)	366	8,381
BCB Bancorp, Inc.	530	6,800
BOK Financial Corp.	1,327	111,043
Boston Private Financial Holdings, Inc.	2,027	23,392
Bridge Bancorp, Inc.	683	19,950
Bryn Mawr Bank Corp.	815	30,220
Business First Bancshares, Inc.	528	13,168
Byline Bancorp, Inc.(b)	1,060	20,257
C&F Financial Corp.	146	7,928
Cadence BanCorp	5,144	88,168
Cambridge Bancorp	167	13,059
Camden National Corp.	628	28,078
Capital Bancorp, Inc.(b)	361	4,599
Capital City Bank Group, Inc.	557	14,382
Capstar Financial Holdings, Inc.	606	9,817
Carolina Financial Corp.	920	32,310
Carter Bank & Trust(b)	939	18,733
Cathay General Bancorp	3,203	119,216
CBTX, Inc.	756	22,786
CenterState Bank Corp.	5,157	125,418
Central Pacific Financial Corp.	639	18,831
Central Valley Community Bancorp	462	9,577
Century Bancorp, Inc., Class A	126	10,553
Chemung Financial Corp.	141	6,153
CIT Group, Inc.	3,913	197,802
Citizens & Northern Corp.	485	12,426

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
City Holding Co.	679	$52,589
Civista Bancshares, Inc.	700	15,519
CNB Financial Corp.	606	17,101
Coastal Financial Corp.(b)	207	3,289
Codorus Valley Bancorp, Inc.	321	7,511
Colony Bankcorp, Inc.	304	5,092
Columbia Banking System, Inc.	3,008	113,432
Commerce Bancshares, Inc.	4,035	245,449
Community Bank System, Inc.	2,045	134,950
Community Bankers Trust Corp.	714	5,683
Community Financial Corp.	187	6,083
Community Trust Bancorp, Inc.	646	27,319
ConnectOne Bancorp, Inc.	1,382	31,593
Cullen/Frost Bankers, Inc.	2,305	218,837
Customers Bancorp, Inc.(a)(b)	1,079	22,249
CVB Financial Corp.	5,470	120,395
DNB Financial Corp.	147	6,731
Eagle Bancorp, Inc.	1,374	55,386
East West Bancorp, Inc.	5,937	285,035
Enterprise Bancorp, Inc.	367	11,212
Enterprise Financial Services Corp.	997	41,555
Equity Bancshares, Inc., Class A(a)(b)	634	16,795
Esquire Financial Holdings, Inc.(a)(b)	247	6,336
Evans Bancorp, Inc.	193	7,153
Farmers & Merchants Bancorp, Inc./Archbold	379	10,855
Farmers National Banc Corp.	1,036	15,136
FB Financial Corp.	743	28,241
Fidelity D&D Bancorp, Inc.	99	6,531
Financial Institutions, Inc.	634	19,521
First Bancorp, Inc.	402	10,536
First BanCorp, Puerto Rico	8,756	94,215
First Bancorp/Southern Pines NC	1,254	46,323
First Bancshares, Inc.	675	22,417
First Bank/Hamilton	604	6,874
First Busey Corp.	2,126	57,466
First Business Financial Services, Inc.	336	8,007
First Capital, Inc.	134	7,605
First Choice Bancorp	364	8,081
First Citizens BancShares, Inc., Class A	307	143,375
First Commonwealth Financial Corp.	4,004	55,135
First Community Bancshares, Inc.	596	19,710
First Financial Bancorp	4,076	103,897
First Financial Bankshares, Inc.	5,262	172,330
First Financial Corp.	536	23,268
First Financial Northwest, Inc.	318	4,700
First Foundation, Inc.	1,690	25,418
First Guaranty Bancshares, Inc.	179	3,911
First Hawaiian, Inc.	5,494	147,019
First Horizon National Corp.	12,846	210,674
First Internet Bancorp	341	7,188
First Interstate Bancsystem, Inc., Class A	1,525	61,046
First Merchants Corp.	2,092	82,446
First Mid Bancshares, Inc.	609	20,755
First Midwest Bancorp, Inc.	4,305	93,117
First Northwest Bancorp	358	5,753
First of Long Island Corp.	961	21,257
FNB Corp.	13,340	160,747
FNCB Bancorp, Inc.	704	5,597
Franklin Financial Network, Inc.(a)	580	17,110
Franklin Financial Services Corp.	172	6,278
Fulton Financial Corp.	6,761	114,937
FVCBankcorp, Inc.(b)	510	9,190
German American Bancorp, Inc.	988	31,171
Glacier Bancorp, Inc.	3,464	145,176

Security	Shares	Value

Banks (continued)
Great Southern Bancorp, Inc.	457	$27,402
Great Western Bancorp, Inc.	2,356	79,680
Guaranty Bancshares, Inc.	337	10,386
Hancock Whitney Corp.	3,506	145,569
Hanmi Financial Corp.	814	17,493
HarborOne Bancorp, Inc.(a)(b)	578	11,069
Hawthorn Bancshares, Inc.	234	5,717
Heartland Financial USA, Inc.	1,387	66,701
Heritage Commerce Corp.	1,792	22,167
Heritage Financial Corp.	1,541	43,949
Home BancShares, Inc.	6,357	125,042
HomeTrust Bancshares, Inc.	627	16,384
Hope Bancorp, Inc.	4,942	72,894
Horizon Bancorp	1,529	26,635
Howard Bancorp, Inc.(b)	487	7,251
Iberiabank Corp.	2,185	171,675
Independent Bank Corp.	2,277	125,241
Independent Bank Group, Inc.	1,485	84,363
International Bancshares Corp.	2,279	85,759
Investar Holding Corp.	370	8,921
Investors Bancorp, Inc.	9,447	107,318
Lakeland Bancorp, Inc.	1,996	32,694
Lakeland Financial Corp.	1,037	47,692
LCNB Corp.	530	9,545
LegacyTexas Financial Group, Inc.	1,973	84,326
Level One Bancorp, Inc.	199	4,688
Live Oak Bancshares, Inc.	1,077	20,969
Macatawa Bank Corp.	1,007	10,352
Mackinac Financial Corp.	391	6,021
MainStreet Bancshares, Inc.(b)	295	6,732
MBT Financial Corp.	730	7,869
Mercantile Bank Corp.	677	22,747
Metropolitan Bank Holding Corp.(a)(b)	320	13,430
Mid Penn Bancorp, Inc.	277	7,216
Midland States Bancorp, Inc.	906	24,571
MidSouth Bancorp, Inc.(a)	610	7,460
MidWestOne Financial Group, Inc.	480	14,914
MutualFirst Financial, Inc.	250	8,148
MVB Financial Corp.	323	5,623
National Bank Holdings Corp., Class A	1,196	43,391
National Bankshares, Inc.	253	9,270
NBT Bancorp, Inc.	1,797	69,544
Nicolet Bankshares, Inc.(b)	337	22,144
Northeast Bank(b)	166	3,644
Northrim BanCorp, Inc.	233	9,080
Norwood Financial Corp.	201	6,959
Oak Valley Bancorp	300	5,622
OFG Bancorp	2,026	45,848
Ohio Valley Banc Corp.	145	5,229
Old Line Bancshares, Inc.	625	17,650
Old National Bancorp	7,088	124,820
Old Second Bancorp, Inc.	1,188	15,610
Opus Bank	931	20,864
Origin Bancorp, Inc.	800	27,848
Orrstown Financial Services, Inc.	382	8,736
Pacific Mercantile Bancorp(b)	851	6,570
Pacific Premier Bancorp, Inc.	2,503	79,170
PacWest Bancorp	4,853	187,471
Park National Corp.	543	51,362
Parke Bancorp, Inc.	426	10,211
PCB Bancorp	472	7,835
Peapack Gladstone Financial Corp.	843	23,966
Penns Woods Bancorp, Inc.	167	7,575
People’s United Financial, Inc.	16,215	266,250

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
People’s Utah Bancorp	705	$21,361
Peoples Bancorp of North Carolina, Inc.	176	4,773
Peoples Bancorp, Inc.	794	25,734
Peoples Financial Services Corp.	278	13,450
Pinnacle Financial Partners, Inc.	3,086	187,444
Popular, Inc.	3,887	223,736
Preferred Bank	596	32,297
Premier Financial Bancorp, Inc.	472	7,373
Prosperity Bancshares, Inc.	2,718	188,602
QCR Holdings, Inc.	617	23,606
RBB Bancorp	608	12,221
Reliant Bancorp Inc.	453	11,262
Renasant Corp.	2,400	86,136
Republic Bancorp, Inc., Class A	395	18,869
Republic First Bancorp, Inc.(b)	1,432	6,229
S&T Bancorp, Inc.	1,388	52,841
Sandy Spring Bancorp, Inc.	1,483	54,041
SB One Bancorp	284	6,506
Seacoast Banking Corp. of Florida(b)	2,119	57,298
Select Bancorp, Inc.(b)	788	8,944
ServisFirst Bancshares, Inc.	2,018	68,733
Shore Bancshares, Inc.	440	7,216
Sierra Bancorp	591	15,407
Signature Bank	2,206	281,177
Simmons First National Corp., Class A	3,718	95,738
SmartFinancial, Inc.(b)	576	12,493
South Plains Financial, Inc.	123	2,147
South State Corp.	1,428	114,340
Southern First Bancshares, Inc.(b)	286	11,663
Southern National Bancorp of Virginia, Inc.	695	11,064
Southside Bancshares, Inc.	1,312	45,421
Spirit of Texas Bancshares, Inc.(b)	449	9,627
Sterling Bancorp	8,520	186,162
Stock Yards Bancorp, Inc.	818	31,288
Summit Financial Group, Inc.	447	11,895
Synovus Financial Corp.	6,198	236,578
TCF Financial Corp.	9,550	264,795
Texas Capital Bancshares, Inc.(b)	2,066	130,013
Tompkins Financial Corp.	598	49,018
TowneBank	2,784	78,342
Trico Bancshares	1,129	42,620
TriState Capital Holdings, Inc.(a)(b)	1,112	23,352
Triumph Bancorp, Inc.(b)	1,033	32,240
Trustmark Corp.	2,636	93,683
UMB Financial Corp.	1,816	123,960
Umpqua Holdings Corp.	9,072	158,397
Union Bankshares, Inc.	170	5,642
United Bankshares, Inc.	3,998	150,285
United Community Banks, Inc.	2,262	64,919
United Security Bancshares	461	4,942
Unity Bancorp, Inc.	279	5,778
Univest Financial Corp.	1,178	32,348
Valley National Bancorp	13,299	148,417
Veritex Holdings, Inc.	2,139	54,737
Washington Trust Bancorp, Inc.	619	31,092
Webster Financial Corp.	3,725	189,975
WesBanco, Inc.	2,165	79,196
West BanCorp., Inc.	655	13,873
Westamerica BanCorp	1,086	69,613
Western Alliance Bancorp(b)	3,984	196,969
Wintrust Financial Corp.	2,284	163,397
Zions Bancorp. NA	7,342	330,904

		13,269,743

Security	Shares	Value

Beverages — 0.1%
Boston Beer Co., Inc., Class A(a)(b)	341	$133,781
Celsius Holdings, Inc.(a)(b)	659	3,288
Coca-Cola Consolidated, Inc.	192	56,358
Craft Brew Alliance, Inc.(b)	449	7,054
MGP Ingredients, Inc.(a)	532	26,595
National Beverage Corp.	497	21,634
New Age Beverages Corp.(a)(b)	3,021	11,299
Primo Water Corp.(b)	1,481	21,874

		281,883

Biotechnology — 4.8%
Abeona Therapeutics, Inc.(b)	1,343	3,478
ACADIA Pharmaceuticals, Inc.(b)	4,316	106,087
Acceleron Pharma, Inc.(b)	1,841	80,378
Achillion Pharmaceuticals, Inc.(b)	5,738	25,305
Acorda Therapeutics, Inc.(b)	1,880	13,028
Adamas Pharmaceuticals, Inc.(b)	757	4,739
ADMA Biologics, Inc.(b)	630	2,281
Aduro Biotech, Inc.(b)	2,704	3,569
Adverum Biotechnologies, Inc.(a)(b)	2,176	29,180
Aeglea BioTherapeutics, Inc.(b)	1,022	9,157
Affimed NV(b)	2,481	7,443
Agenus, Inc.(b)	3,927	9,464
AgeX Therapeutics, Inc.(a)(b)	346	1,014
Agios Pharmaceuticals, Inc.(a)(b)	2,120	101,993
Aimmune Therapeutics, Inc.(a)(b)	1,797	34,592
Akebia Therapeutics, Inc.(b)	4,914	20,590
Albireo Pharma, Inc.(b)	386	9,994
Alder Biopharmaceuticals, Inc.(a)(b)	3,032	30,684
Aldeyra Therapeutics, Inc.(a)(b)	927	5,080
Alector, Inc.(b)	421	8,892
Alkermes PLC(b)	6,422	148,734
Allakos, Inc.(b)	727	25,278
Allogene Therapeutics, Inc.(b)	1,558	48,298
Alnylam Pharmaceuticals, Inc.(b)	4,333	336,197
AMAG Pharmaceuticals, Inc.(b)	1,473	12,167
Amicus Therapeutics, Inc.(b)	9,486	117,626
AnaptysBio, Inc.(b)	992	53,280
Anavex Life Sciences Corp.(a)(b)	1,757	4,498
Apellis Pharmaceuticals, Inc.(b)	1,950	54,463
Arcus Biosciences, Inc.(b)	1,232	9,745
Ardelyx, Inc.(b)	2,047	4,933
Arena Pharmaceuticals, Inc.(b)	2,046	128,243
ArQule, Inc.(b)	4,104	41,409
Arrowhead Pharmaceuticals, Inc.(b)	3,760	109,266
Atara Biotherapeutics, Inc.(a)(b)	1,792	25,572
Athenex, Inc.(b)	2,389	43,002
Athersys, Inc.(b)	4,717	6,557
Audentes Therapeutics, Inc.(b)	1,783	69,394
Avid Bioservices, Inc.(b)	2,223	14,405
Avrobio, Inc.(a)(b)	648	13,751
Beyondspring, Inc.(a)(b)	443	7,425
BioCryst Pharmaceuticals, Inc.(b)	4,334	13,739
Biohaven Pharmaceutical Holding Co. Ltd.(b)	1,350	58,104
Biospecifics Technologies Corp.(b)	255	14,815
BioTime, Inc.(b)	4,804	5,284
Bioxcel Therapeutics, Inc.(b)	186	2,003
Bluebird Bio, Inc.(b)	2,253	295,661
Blueprint Medicines Corp.(b)	2,000	200,300
Calithera Biosciences, Inc.(b)	1,373	5,822
Calyxt, Inc.(b)	478	4,441
Cara Therapeutics, Inc.(a)(b)	1,362	32,606
CareDx, Inc.(b)	1,668	54,660
CASI Pharmaceuticals, Inc.(a)(b)	2,011	6,274
Catalyst Pharmaceuticals, Inc.(b)	3,805	18,987

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
CEL-SCI Corp.(a)(b)	1,087	$7,924
Celcuity, Inc.(a)(b)	238	5,417
Cellular Biomedicine Group, Inc.(a)(b)	483	6,661
Checkpoint Therapeutics, Inc.(b)	1,158	3,046
ChemoCentryx, Inc.(a)(b)	1,702	13,582
Chiasma, Inc.(a)(b)	1,067	5,858
Chimerix, Inc.(b)	1,809	6,512
Clovis Oncology, Inc.(a)(b)	1,893	19,971
Coherus Biosciences, Inc.(b)	2,493	41,932
Concert Pharmaceuticals, Inc.(b)	928	9,336
Constellation Pharmaceuticals, Inc.(b)	612	5,661
Contra GTX, Inc.	23	47
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	2,463	14,778
Cortexyme, Inc.(a)(b)	121	4,283
Crinetics Pharmaceuticals, Inc.(b)	442	8,964
Cue Biopharma, Inc.(b)	732	6,083
Cyclerion Therapeutics, Inc.(b)	984	9,141
Cytokinetics, Inc.(b)	2,280	27,793
CytomX Therapeutics, Inc.(b)	1,824	18,805
Deciphera Pharmaceuticals, Inc.(b)	616	13,614
Denali Therapeutics, Inc.(a)(b)	1,987	42,422
Dicerna Pharmaceuticals, Inc.(b)	2,112	28,787
Dynavax Technologies Corp.(a)(b)	2,787	7,692
Eagle Pharmaceuticals, Inc.(b)	389	21,341
Editas Medicine, Inc.(b)	1,997	50,424
Eidos Therapeutics, Inc.(a)(b)	466	15,182
Eiger Biopharmaceuticals, Inc.(b)	973	10,771
Emergent Biosolutions, Inc.(b)	1,869	82,498
Enanta Pharmaceuticals, Inc.(b)	695	52,139
Epizyme, Inc.(b)	3,100	41,106
Esperion Therapeutics, Inc.(b)	1,021	40,523
Evelo Biosciences, Inc.(a)(b)	541	3,306
Exact Sciences Corp.(b)	5,224	601,335
Exelixis, Inc.(b)	12,205	259,600
Fate Therapeutics, Inc.(b)	2,100	46,305
FibroGen, Inc.(b)	3,138	148,302
Five Prime Therapeutics, Inc.(b)	1,464	7,481
Flexion Therapeutics, Inc.(a)(b)	1,400	14,056
Forty Seven, Inc.(b)	566	5,037
G1 Therapeutics, Inc.(a)(b)	1,416	35,131
Galectin Therapeutics, Inc.(a)(b)	1,310	4,847
Genomic Health, Inc.(b)	1,090	79,537
Geron Corp.(a)(b)	7,252	8,702
Global Blood Therapeutics, Inc.(a)(b)	2,194	120,231
GlycoMimetics, Inc.(a)(b)	1,412	13,033
Gossamer Bio, Inc.(a)(b)	837	16,614
Gritstone Oncology, Inc.(b)	1,033	10,847
Halozyme Therapeutics, Inc.(b)	5,842	99,256
Harpoon Therapeutics, Inc.(b)	181	2,695
Heron Therapeutics, Inc.(b)	3,023	52,721
Homology Medicines, Inc.(b)	1,016	18,064
ImmunoGen, Inc.(a)(b)	6,237	14,033
Immunomedics, Inc.(b)	7,169	105,743
Innoviva, Inc.(b)	2,667	31,684
Inovio Pharmaceuticals, Inc.(a)(b)	3,589	9,906
Insmed, Inc.(b)	3,168	69,538
Intellia Therapeutics, Inc.(a)(b)	1,485	26,878
Intercept Pharmaceuticals, Inc.(a)(b)	1,012	63,604
Intrexon Corp.(a)(b)	2,921	23,339
Invitae Corp.(a)(b)	3,549	95,433
Ionis Pharmaceuticals, Inc.(b)	5,232	344,580
Iovance Biotherapeutics, Inc.(b)	4,697	115,499
Ironwood Pharmaceuticals, Inc.(a)(b)	6,260	66,544
Jounce Therapeutics, Inc.(b)	663	3,176

Security	Shares	Value

Biotechnology (continued)
Kadmon Holdings, Inc.(b)	4,945	$12,956
Karyopharm Therapeutics, Inc.(b)	2,198	19,364
Kezar Life Sciences, Inc.(b)	509	2,866
Kindred Biosciences, Inc.(a)(b)	1,379	9,405
Kiniksa Pharmaceuticals Ltd., Class A(b)	489	5,770
Kodiak Sciences, Inc.(a)(b)	982	12,088
Krystal Biotech, Inc.(b)	366	17,572
Kura Oncology, Inc.(b)	1,201	22,963
La Jolla Pharmaceutical Co.(b)	861	7,198
Lexicon Pharmaceuticals, Inc.(a)(b)	1,794	2,422
Ligand Pharmaceuticals, Inc.(a)(b)	782	71,561
LogicBio Therapeutics, Inc.(b)	379	4,738
MacroGenics, Inc.(a)(b)	1,992	28,665
Madrigal Pharmaceuticals, Inc.(b)	315	27,496
Magenta Therapeutics, Inc.(b)	858	11,592
MannKind Corp.(a)(b)	6,719	7,525
Marker Therapeutics, Inc.(a)(b)	1,128	5,200
MediciNova, Inc.(a)(b)	1,590	15,169
MEI Pharma, Inc.(b)	2,785	4,735
MeiraGTx Holdings PLC(a)(b)	652	17,767
Mersana Therapeutics, Inc.(a)(b)	1,559	5,457
Millendo Therapeutics, Inc.(b)	371	3,640
Minerva Neurosciences, Inc.(a)(b)	1,321	8,771
Mirati Therapeutics, Inc.(b)	1,003	106,117
Moderna, Inc.(a)(b)	1,012	13,257
Molecular Templates, Inc.(b)	676	4,441
Momenta Pharmaceuticals, Inc.(b)	4,098	46,307
Mustang Bio, Inc.(b)	967	2,949
Myriad Genetics, Inc.(b)	2,846	82,932
Natera, Inc.(a)(b)	2,269	62,579
Neon Therapeutics, Inc.(b)	541	1,547
Neurocrine Biosciences, Inc.(b)	3,696	356,257
Novavax, Inc.(a)(b)	831	3,582
Oncocyte Corp.(b)	663	1,174
Oncternal Therapeutics, Inc.(b)	1	5
OPKO Health, Inc.(a)(b)	13,809	29,137
Organogenesis Holdings, Inc.(a)(b)	528	2,619
Palatin Technologies, Inc.(b)	8,861	8,059
PDL BioPharma, Inc.(b)	4,812	13,859
Pfenex, Inc.(b)	1,114	6,550
PhaseBio Pharmaceuticals, Inc.(b)	571	4,460
Pieris Pharmaceuticals, Inc.(b)	2,095	11,522
PolarityTE, Inc.(a)(b)	391	1,861
Portola Pharmaceuticals, Inc.(b)	2,716	72,463
Precision BioSciences, Inc.(b)	380	4,891
Principia Biopharma, Inc.(b)	555	20,613
Progenics Pharmaceuticals, Inc.(a)(b)	3,479	18,717
Protagonist Therapeutics, Inc.(b)	626	6,899
Prothena Corp. PLC(b)	1,750	16,380
PTC Therapeutics, Inc.(b)	2,346	113,007
Puma Biotechnology, Inc.(b)	1,255	12,111
Ra Pharmaceuticals, Inc.(a)(b)	1,253	42,652
Radius Health, Inc.(b)	1,876	40,259
Recro Pharma, Inc.(b)	756	7,258
REGENXBIO, Inc.(b)	1,347	59,820
Repligen Corp.(a)(b)	1,942	183,305
Replimune Group, Inc.(b)	456	5,664
Retrophin, Inc.(b)	1,721	34,059
Rhythm Pharmaceuticals, Inc.(a)(b)	959	18,461
Rigel Pharmaceuticals, Inc.(b)	7,015	15,994
Rocket Pharmaceuticals, Inc.(a)(b)	1,155	14,068
Rubius Therapeutics, Inc.(a)(b)	1,414	18,806
Sage Therapeutics, Inc.(a)(b)	2,062	330,621
Sangamo Therapeutics, Inc.(b)	4,639	55,714

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Sarepta Therapeutics, Inc.(a)(b)	2,885	$429,432
Savara, Inc.(b)	1,141	2,898
Scholar Rock Holding Corp.(b)	610	7,497
Seattle Genetics, Inc.(b)	4,463	337,894
Seres Therapeutics, Inc.(b)	776	2,118
Solid Biosciences, Inc.(b)	611	3,501
Sorrento Therapeutics, Inc.(a)(b)	5,089	13,689
Spark Therapeutics, Inc.(a)(b)	1,408	140,828
Spectrum Pharmaceuticals, Inc.(b)	4,550	34,489
Spero Therapeutics, Inc.(b)	348	3,616
Stemline Therapeutics, Inc.(a)(b)	1,551	20,582
Strongbridge Biopharma PLC(b)	1,475	3,835
Sutro Biopharma, Inc.(b)	303	3,415
Syndax Pharmaceuticals, Inc.(b)	674	6,470
Synlogic, Inc.(b)	699	3,921
Synthorx, Inc.(b)	282	4,653
Syros Pharmaceuticals, Inc.(a)(b)	1,323	9,896
TG Therapeutics, Inc.(b)	3,279	24,560
Tocagen, Inc.(b)	867	4,612
Translate Bio, Inc.(b)	1,211	9,712
Turning Point Therapeutics, Inc.(b)	279	11,115
Twist Bioscience Corp.(b)	890	30,011
Tyme Technologies, Inc.(b)	1,149	1,264
Ultragenyx Pharmaceutical, Inc.(b)	2,238	134,862
United Therapeutics Corp.(b)	1,779	140,968
UNITY Biotechnology, Inc.(a)(b)	1,127	7,957
UroGen Pharma Ltd.(b)	782	26,666
Vanda Pharmaceuticals, Inc.(a)(b)	2,204	27,440
VBI Vaccines, Inc.(b)	3,408	2,494
Vericel Corp.(b)	1,743	33,326
Viking Therapeutics, Inc.(b)	2,561	19,694
Voyager Therapeutics, Inc.(b)	971	21,372
X4 Pharmaceuticals, Inc.(b)	283	3,368
XBiotech, Inc.(b)	680	4,787
Xencor, Inc.(b)	1,938	85,311
Y-mAbs Therapeutics, Inc.(b)	848	18,970
ZIOPHARM Oncology, Inc.(b)	6,355	44,104

		9,490,460

Building Products — 1.5%
AAON, Inc.	1,668	84,734
Advanced Drainage Systems, Inc.	1,485	48,901
Allegion PLC	3,832	396,765
Ameresco, Inc., Class A(a)(b)	816	11,628
American Woodmark Corp.(b)	628	53,286
AO Smith Corp.	5,656	257,065
Apogee Enterprises, Inc.	1,079	43,764
Armstrong Flooring, Inc.(b)	926	7,741
Armstrong World Industries, Inc.	1,993	194,736
Builders FirstSource, Inc.(b)	4,670	80,231
Caesarstone Ltd.	893	12,565
Continental Building Products, Inc.(b)	1,437	35,322
Cornerstone Building Brands, Inc.(b)	1,901	11,064
CSW Industrials, Inc.	596	42,084
Fortune Brands Home & Security, Inc.	5,695	312,883
Gibraltar Industries, Inc.(b)	1,303	53,996
Griffon Corp.	1,514	24,754
Insteel Industries, Inc.	770	15,023
JELD-WEN Holding, Inc.(b)	2,744	60,121
Lennox International, Inc.	1,453	372,665
Masonite International Corp.(b)	1,020	54,366
Owens Corning	4,389	254,562
Patrick Industries, Inc.(b)	918	42,109
PGT Innovations, Inc.(b)	2,316	37,334
Quanex Building Products Corp.	1,310	24,392

Security	Shares	Value

Building Products (continued)
Resideo Technologies, Inc.(b)	4,965	$93,640
Simpson Manufacturing Co., Inc.	1,805	111,477
Trex Co., Inc.(a)(b)	2,379	194,483
Universal Forest Products, Inc.	2,394	96,789

		3,028,480

Capital Markets — 1.7%
Affiliated Managers Group, Inc.	2,097	179,902
Ares Management Corp., Class A	2,638	77,162
Arlington Asset Investment Corp., Class A	1,624	10,686
Artisan Partners Asset Management, Inc., Class A	2,064	61,074
Associated Capital Group, Inc., Class A	121	4,522
B. Riley Financial, Inc.	793	14,956
BGC Partners, Inc., Class A	11,780	64,908
Blucora, Inc.(b)	1,947	58,293
BrightSphere Investment Group PLC(b)	3,035	32,475
Cohen & Steers, Inc.	982	51,427
Cowen, Inc., Class A(b)	1,204	21,142
Diamond Hill Investment Group, Inc.	133	18,746
Donnelley Financial Solutions, Inc.(a)(b)	1,265	17,242
Eaton Vance Corp.	4,601	204,744
Evercore, Inc., Class A	1,676	144,756
Federated Investors, Inc., Class B	3,946	137,123
Focus Financial Partners, Inc., Class A(b)	1,216	33,939
Gain Capital Holdings, Inc.(a)	624	2,658
GAMCO Investors, Inc., Class A	181	3,674
Greenhill & Co., Inc.	761	12,633
Hamilton Lane, Inc., Class A	894	52,478
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,502	68,680
Houlihan Lokey, Inc.	1,379	63,434
INTL. FCStone, Inc.(a)(b)	684	27,894
Janus Henderson Group PLC	3,971	79,698
Ladenburg Thalmann Financial Services, Inc.	4,849	14,983
Lazard Ltd., Class A	4,410	170,711
Legg Mason, Inc.	3,479	131,019
LPL Financial Holdings, Inc.	3,399	285,074
MarketAxess Holdings, Inc.	1,508	508,256
Medallion Financial Corp.(b)	819	4,103
Moelis & Co., Class A	1,943	70,803
Och-Ziff Capital Management Group, Inc., Class A	708	16,482
Oppenheimer Holdings, Inc., Class A	384	11,190
Piper Jaffray Cos.	572	44,216
PJT Partners, Inc., Class A	995	41,949
Pzena Investment Management, Inc., Class A	654	5,324
Safeguard Scientifics, Inc.(b)	486	5,676
SEI Investments Co.	5,319	316,959
Siebert Financial Corp.(b)	256	3,026
Silvercrest Asset Management Group, Inc., Class A	334	4,786
Stifel Financial Corp.	2,818	168,545
Virtu Financial, Inc., Class A	1,915	41,517
Virtus Investment Partners, Inc.	270	28,933
Waddell & Reed Financial, Inc., Class A	3,037	53,148
Westwood Holdings Group, Inc.	313	9,797
WisdomTree Investments, Inc.	5,795	35,929

		3,416,672

Chemicals — 2.4%
A. Schulman, Inc.(c)	710	307
Advanced Emissions Solutions, Inc.	699	8,898
AdvanSix, Inc.(b)	1,133	29,050
Albemarle Corp.	4,303	313,947
American Vanguard Corp.	1,114	15,908
Ashland Global Holdings, Inc.	2,543	202,118
Axalta Coating Systems Ltd.(b)	8,438	250,018
Balchem Corp.	1,319	135,382

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Cabot Corp.	2,376	$106,255
CF Industries Holdings, Inc.	9,024	447,229
Chase Corp.	292	30,245
Chemours Co.	6,628	126,396
Codexis, Inc.(b)	2,160	39,679
Element Solutions, Inc.(a)(b)	9,307	93,256
Ferro Corp.(b)	3,279	48,300
Flotek Industries, Inc.(a)(b)	1,723	5,290
FutureFuel Corp.	1,037	12,081
GCP Applied Technologies, Inc.(b)	2,165	47,695
Hawkins, Inc.	407	17,774
HB Fuller Co.	2,091	99,971
Huntsman Corp.	9,193	188,916
Ingevity Corp.(b)	1,704	167,912
Innophos Holdings, Inc.	803	21,818
Innospec, Inc.	996	93,006
Intrepid Potash, Inc.(a)(b)	4,093	15,308
Koppers Holdings, Inc.(b)	731	19,956
Kraton Corp.(b)	1,305	40,024
Kronos Worldwide, Inc.	913	12,243
Landec Corp.(b)	929	10,377
Livent Corp.(b)	6,056	39,001
LSB Industries, Inc.(b)	806	4,022
Marrone Bio Innovations, Inc.(b)	1,725	2,294
Minerals Technologies, Inc.	1,426	75,935
NewMarket Corp.	282	118,894
Olin Corp.	6,687	134,208
OMNOVA Solutions, Inc.(b)	1,732	17,233
Orion Engineered Carbons SA	2,478	48,271
PolyOne Corp.	3,174	104,012
PQ Group Holdings, Inc.(b)	1,559	24,305
Quaker Chemical Corp.	536	100,441
Rayonier Advanced Materials, Inc.	1,917	8,914
RPM International, Inc.	5,276	357,871
Scotts Miracle-Gro Co.	1,608	180,385
Sensient Technologies Corp.	1,708	116,434
Stepan Co.	831	82,394
Trecora Resources(b)	840	7,972
Tredegar Corp.	1,051	17,520
Trinseo SA	1,660	64,425
Tronox Holdings PLC, Class A(b)	3,863	42,725
Valhi, Inc.	1,055	2,268
Valvoline, Inc.	7,666	154,777
Versum Materials, Inc.	4,458	231,727
Westlake Chemical Corp.	1,454	98,247
WR Grace & Co.	2,329	157,930

		4,791,564

Commercial Services & Supplies — 1.6%
ABM Industries, Inc.	2,681	112,843
ACCO Brands Corp.	4,171	40,792
ADT, Inc.	4,564	28,981
Advanced Disposal Services, Inc.(b)	2,927	94,747
BrightView Holdings, Inc.(b)	1,233	24,364
Brink’s Co.	2,023	182,394
Casella Waste Systems, Inc., Class A(b)	1,814	79,090
CECO Environmental Corp.(b)	1,268	11,704
Charah Solutions, Inc.(b)	461	2,397
Cimpress NV(b)	881	84,972
Clean Harbors, Inc.(b)	2,095	163,012
Covanta Holding Corp.	4,834	83,241
Deluxe Corp.	1,773	79,111
Encore Capital Group, Inc.(b)	1,243	44,723
Ennis, Inc.	1,065	21,651
Healthcare Services Group, Inc.	3,040	72,686

Security	Shares	Value

Commercial Services & Supplies (continued)
Heritage-Crystal Clean, Inc.(b)	634	$17,784
Herman Miller, Inc.	2,414	109,451
HNI Corp.	1,774	60,742
IAA, Inc.(b)	5,424	253,572
InnerWorkings, Inc.(a)(b)	1,471	5,384
Interface, Inc.	2,451	33,971
KAR Auction Services, Inc.	5,455	145,867
Kimball International, Inc., Class B	1,451	25,160
Knoll, Inc.	2,018	48,937
LSC Communications, Inc.	1,228	1,228
McGrath RentCorp	988	67,293
Mobile Mini, Inc.	1,826	62,011
MSA Safety, Inc.	1,428	150,440
NL Industries, Inc.(b)	244	1,242
NRC Group Holdings Corp.(b)	415	5,088
Pitney Bowes, Inc.	7,399	29,966
Quad/Graphics, Inc.	1,161	13,131
Rollins, Inc.	5,783	193,904
RR Donnelley & Sons Co.	2,959	5,977
Steelcase, Inc., Class A	3,562	60,233
Stericycle, Inc.(a)(b)	3,634	167,019
Sykes Enterprises, Inc.(b)	1,603	45,349
Team, Inc.(b)	1,161	19,226
Tetra Tech, Inc.	2,236	177,091
U.S. Ecology, Inc.	904	57,522
UniFirst Corp.	618	121,666
Viad Corp.	804	55,589
VSE Corp.	331	9,917

		3,071,468

Communications Equipment — 0.8%
ADTRAN, Inc.	1,951	21,676
Aerohive Networks, Inc.(b)	1,767	7,845
Applied Optoelectronics, Inc.(b)	780	7,808
Bel Fuse, Inc., Class B	434	7,157
CalAmp Corp.(b)	1,328	14,820
Calix, Inc.(b)	1,755	11,021
Casa Systems, Inc.(a)(b)	1,055	6,952
Ciena Corp.(b)	6,334	286,423
Clearfield, Inc.(b)	451	5,976
CommScope Holding Co., Inc.(a)(b)	7,821	111,684
Comtech Telecommunications Corp.	935	27,826
DASAN Zhone Solutions, Inc.(b)	238	2,397
Digi International, Inc.(b)	1,159	15,218
EchoStar Corp., Class A(b)	1,936	88,127
Extreme Networks, Inc.(b)	4,705	38,299
Finisar Corp.(b)	4,824	113,509
Harmonic, Inc.(b)	3,499	26,137
Infinera Corp.(a)(b)	7,102	27,414
Inseego Corp.(a)(b)	1,826	9,495
InterDigital, Inc.	1,297	83,566
KVH Industries, Inc.(b)	499	5,040
Loral Space & Communications, Inc.(b)	536	19,719
Lumentum Holdings, Inc.(b)	3,100	175,553
NETGEAR, Inc.(b)	1,246	42,177
Plantronics, Inc.	1,352	51,917
Ribbon Communications, Inc.(b)	2,351	11,567
Tessco Technologies, Inc.	241	3,547
Ubiquiti Networks, Inc.(a)	621	79,941
ViaSat, Inc.(b)	2,268	185,046
Viavi Solutions, Inc.(b)	9,418	138,162

		1,626,019

Construction & Engineering — 1.1%
AECOM(b)	6,354	228,426
Aegion Corp.(a)(b)	1,283	24,185

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Arcosa, Inc.	1,994	$74,775
Argan, Inc.	597	24,567
Comfort Systems USA, Inc.	1,472	61,824
Concrete Pumping Holdings, Inc.(b)	449	1,818
Construction Partners, Inc., Class A(b)	478	7,471
Dycom Industries, Inc.(b)	1,244	68,619
EMCOR Group, Inc.	2,262	190,890
Fluor Corp.	5,697	185,210
Granite Construction, Inc.	1,915	67,983
Great Lakes Dredge & Dock Corp.(a)(b)	2,432	26,095
IES Holdings, Inc.(b)	277	5,017
Jacobs Engineering Group, Inc.	5,385	444,316
KBR, Inc.	5,802	153,057
MasTec, Inc.(a)(b)	2,459	126,196
MYR Group, Inc.(b)	662	23,911
Northwest Pipe Co.(b)	411	9,601
NV5 Global, Inc.(b)	404	32,106
Primoris Services Corp.	1,773	37,162
Quanta Services, Inc.	5,765	215,726
Sterling Construction Co., Inc.(b)	963	12,057
Tutor Perini Corp.(a)(b)	1,637	21,379
Willscot Corp.(b)	2,183	34,753

		2,077,144

Construction Materials — 0.1%
Eagle Materials, Inc.	1,855	153,557
Forterra, Inc.(a)(b)	621	4,037
Summit Materials, Inc., Class A(a)(b)	4,596	84,750
United States Lime & Minerals, Inc.	66	5,338
US Concrete, Inc.(b)	661	31,126

		278,808

Consumer Discretionary — 0.1%
Acushnet Holdings Corp.	1,474	37,676
American Outdoor Brands Corp.(b)	2,303	22,201
At Home Group, Inc.(a)(b)	1,880	11,261
Camping World Holdings, Inc., Class A(a)	1,314	15,413
SP Plus Corp.(b)	948	32,734

		119,285

Consumer Finance — 0.6%
Credit Acceptance Corp.(a)(b)	427	204,119
Curo Group Holdings Corp.(b)	685	8,508
Elevate Credit, Inc.(b)	653	2,716
Enova International, Inc.(b)	1,327	35,763
Ezcorp, Inc., Class A(b)	2,323	22,882
FirstCash, Inc.	1,736	174,711
Green Dot Corp., Class A(b)	2,039	103,357
I3 Verticals, Inc., Class A(b)	370	10,571
LendingClub Corp.(a)(b)	2,748	40,615
Navient Corp.	8,667	122,638
Nelnet, Inc., Class A	721	45,106
OneMain Holdings, Inc.	2,685	111,293
PRA Group, Inc.(b)	1,902	59,209
Regional Management Corp.(b)	350	8,445
Santander Consumer USA Holdings, Inc.	4,369	117,570
SLM Corp.	17,787	162,040
World Acceptance Corp.(b)	281	35,611

		1,265,154

Containers & Packaging — 1.4%
AptarGroup, Inc.	2,581	312,353
Ardagh Group SA	814	13,537
Avery Dennison Corp.	3,437	394,808
Berry Global Group, Inc.(b)	5,394	243,000
Crown Holdings, Inc.(a)(b)	5,298	339,125

Security	Shares	Value

Containers & Packaging (continued)
Graphic Packaging Holding Co.	12,114	$180,014
Greif, Inc., Class A	1,033	36,114
Greif, Inc., Class B	259	11,137
Myers Industries, Inc.	1,444	23,349
Owens-Illinois, Inc.	6,365	108,014
Packaging Corp. of America	3,830	386,715
Sealed Air Corp.	6,357	265,659
Silgan Holdings, Inc.	3,202	96,252
Sonoco Products Co.	4,055	243,422
UFP Technologies, Inc.(b)	276	12,022

		2,665,521

Distributors — 0.2%
Core-Mark Holding Co., Inc.	1,826	68,347
Funko, Inc., Class A(a)(b)	705	17,632
Greenlane Holdings, Inc., Class A(a)(b)	193	1,627
Pool Corp.	1,574	298,068
Weyco Group, Inc.	265	7,293

		392,967

Diversified Consumer Services — 1.4%
2U, Inc.(a)(b)	2,289	29,299
Adtalem Global Education, Inc.(b)	2,298	108,856
American Public Education, Inc.(a)(b)	656	21,661
Bright Horizons Family Solutions, Inc.(b)	2,345	356,604
Career Education Corp.(b)	2,824	53,543
Carriage Services, Inc.	657	12,562
Chegg, Inc.(b)	4,753	213,505
Collectors Universe, Inc.	323	7,658
frontdoor, Inc.(b)	3,496	159,558
Graham Holdings Co., Class B	170	126,264
Grand Canyon Education, Inc.(b)	1,955	212,645
H&R Block, Inc.	8,311	230,132
Hillenbrand, Inc.	2,516	84,764
Houghton Mifflin Harcourt Co.(b)	4,179	24,447
K12, Inc.(b)	1,560	46,566
Laureate Education, Inc., Class A(b)	3,896	63,856
Matthews International Corp., Class A	1,280	43,712
OneSpaWorld Holdings Ltd.(b)	1,906	29,848
Regis Corp.(b)	1,187	21,722
Select Interior Concepts, Inc., Class A(b)	881	10,088
Service Corp. International	7,222	333,223
ServiceMaster Global Holdings, Inc.(b)	5,580	297,023
Sotheby’s(b)	1,294	77,265
Strategic Education, Inc.	874	155,563
Weight Watchers International, Inc.(b)	1,868	40,442

		2,760,806

Diversified Financial Services — 0.6%
Cannae Holdings, Inc.(b)	2,755	79,757
FactSet Research Systems, Inc.	1,531	424,546
FGL Holdings	5,973	48,680
Jefferies Financial Group, Inc.	10,590	225,885
Marlin Business Services Corp.	321	7,450
Morningstar, Inc.	809	122,952
On Deck Capital, Inc.(b)	2,649	9,484
PICO Holdings, Inc.(b)	400	4,036
Tiptree, Inc.	1,087	7,424
Voya Financial, Inc.	5,888	330,729

		1,260,943

Diversified Telecommunication Services — 0.5%
8x8, Inc.(a)(b)	3,856	93,200
ATN International, Inc.	443	24,928
Bandwidth, Inc., Class A(b)	647	48,202
Cincinnati Bell, Inc.(b)	2,062	7,877

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Cogent Communications Holdings, Inc.	1,721	$108,440
Consolidated Communications Holdings, Inc.	2,968	13,979
Frontier Communications Corp.(a)(b)	3,332	4,398
IDT Corp., Class B(b)	677	6,878
Intelsat SA(b)	2,711	61,377
Iridium Communications, Inc.(a)(b)	4,057	103,210
Ooma, Inc.(b)	802	10,450
ORBCOMM, Inc.(b)	3,048	17,861
Pareteum Corp.(a)(b)	4,490	15,715
pdvWireless, Inc.(b)	358	15,927
Vonage Holdings Corp.(b)	9,265	114,886
Zayo Group Holdings, Inc.(b)	9,238	311,598

		958,926

Electric Utilities — 1.3%
ALLETE, Inc.	2,124	184,682
Alliant Energy Corp.	9,665	478,804
El Paso Electric Co.	1,663	110,190
Hawaiian Electric Industries, Inc.	4,459	199,763
IDACORP, Inc.	2,071	211,366
MGE Energy, Inc.	1,430	106,035
OGE Energy Corp.	8,162	350,558
Otter Tail Corp.	1,630	87,009
Pinnacle West Capital Corp.	4,541	414,230
PNM Resources, Inc.	3,218	159,838
Portland General Electric Co.	3,644	199,874
Spark Energy, Inc., Class A	422	4,617
Unitil Corp.	598	35,025

		2,541,991

Electrical Equipment — 1.1%
Acuity Brands, Inc.	1,615	216,765
Allied Motion Technologies, Inc.	283	11,218
American Superconductor Corp.(a)(b)	874	7,770
Atkore International Group, Inc.(b)	1,856	50,650
AZZ, Inc.	1,064	49,561
Bloom Energy Corp., Class A(a)(b)	2,308	24,119
Brady Corp., Class A	1,948	100,770
Encore Wire Corp.	827	45,419
Energous Corp.(a)(b)	872	3,566
EnerSys	1,757	119,669
Enphase Energy, Inc.(a)(b)	3,748	105,506
Franklin Electric Co., Inc.	1,886	88,378
Generac Holdings, Inc.(b)	2,479	179,232
GrafTech International Ltd.	2,457	28,133
Hubbell, Inc.	2,213	287,424
II-VI, Inc.(b)	2,554	101,394
nVent Electric PLC	6,443	159,722
Plug Power, Inc.(a)(b)	9,159	20,241
Powell Industries, Inc.	391	14,463
Preformed Line Products Co.	108	6,239
Regal-Beloit Corp.	1,751	139,415
Sensata Technologies Holding PLC(a)(b)	6,505	308,532
Sunrun, Inc.(b)	4,532	86,335
Thermon Group Holdings, Inc.(b)	1,358	34,412
TPI Composites, Inc.(a)(b)	1,211	30,965
Vicor Corp.(b)	742	21,934

		2,241,832

Electronic Equipment, Instruments & Components — 2.7%
Agilysys, Inc.(b)	714	17,514
Airgain, Inc.(b)	374	4,855
Akoustis Technologies, Inc.(a)(b)	1,039	6,047
Anixter International, Inc.(b)	1,244	80,064
Arlo Technologies, Inc.(b)	3,100	13,330
Arrow Electronics, Inc.(b)	3,424	248,617

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Avnet, Inc.	4,290	$194,852
AVX Corp.	1,985	30,232
Badger Meter, Inc.	1,172	62,690
Belden, Inc.	1,591	72,327
Benchmark Electronics, Inc.	1,588	42,971
Coda Octopus Group, Inc.(b)	146	1,729
Cognex Corp.	6,703	294,999
Coherent, Inc.(b)	989	137,323
Control4 Corp.(b)	1,053	25,177
CTS Corp.	1,331	41,953
Daktronics, Inc.	1,372	8,698
Dolby Laboratories, Inc., Class A	2,558	174,200
Fabrinet(b)	1,476	79,232
FARO Technologies, Inc.(b)	719	38,387
Fitbit, Inc., Series A(b)	9,066	38,077
FLIR Systems, Inc.	5,515	273,875
Insight Enterprises, Inc.(b)	1,452	79,889
IntriCon Corp.(b)	333	5,987
Iteris, Inc.(a)(b)	1,012	5,475
Itron, Inc.(b)	1,403	86,986
Jabil, Inc.	6,071	187,473
KEMET Corp.	2,288	46,035
Kimball Electronics, Inc.(b)	992	15,773
Knowles Corp.(b)	3,283	66,809
Littelfuse, Inc.	975	164,736
Mercury Systems, Inc.(b)	2,158	175,920
Mesa Laboratories, Inc.(a)	136	34,229
Methode Electronics, Inc.	1,475	44,176
MTS Systems Corp.	736	42,408
Napco Security Technologies, Inc.(a)(b)	473	13,693
National Instruments Corp.	5,312	221,829
nLight, Inc.(b)	1,343	22,079
Novanta, Inc.(b)	1,358	114,194
OSI Systems, Inc.(b)	667	75,078
PAR Technology Corp.(b)	429	11,150
PC Connection, Inc.	461	15,079
PCM, Inc.(b)	393	13,688
Plexus Corp.(b)	1,201	71,712
Rogers Corp.(b)	758	120,264
Sanmina Corp.(b)	2,753	87,408
ScanSource, Inc.(b)	1,076	36,530
SYNNEX Corp.	1,680	165,547
Tech Data Corp.(b)	1,489	150,895
Trimble, Inc.(b)	10,271	434,052
TTM Technologies, Inc.(a)(b)	4,092	42,802
Universal Display Corp.	1,739	367,068
Vishay Intertechnology, Inc.	5,401	91,817
Vishay Precision Group, Inc.(b)	398	16,215
Wrap Technologies, Inc.(b)	281	1,354
Zebra Technologies Corp., Class A(b)	2,192	462,271

		5,377,770

Energy Equipment & Services — 0.8%
Apergy Corp.(b)	3,140	102,144
Archrock, Inc.	5,278	57,953
C&J Energy Services, Inc.(b)	2,766	30,260
Cactus, Inc., Class A(b)	1,897	55,715
Covia Holdings Corp.(a)(b)	1,227	2,135
Diamond Offshore Drilling, Inc.(a)(b)	2,553	23,079
Dril-Quip, Inc.(a)(b)	1,461	76,878
Era Group, Inc.(b)	796	8,215
Exterran Corp.(b)	1,275	17,404
Forum Energy Technologies, Inc.(b)	3,590	9,406
Frank’s International NV(b)	4,356	24,829
FTS International, Inc.(b)	1,067	4,236

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Geospace Technologies Corp.(b)	513	$8,008
Helix Energy Solutions Group, Inc.(b)	5,781	50,642
Helmerich & Payne, Inc.	4,392	218,195
Independence Contract Drilling, Inc.(b)	2,442	3,223
Keane Group, Inc.(b)	2,195	13,807
KLX Energy Services Holdings, Inc.(b)	793	12,466
Liberty Oilfield Services, Inc., Class A	1,866	26,404
Mammoth Energy Services, Inc.	557	3,609
Matrix Service Co.(b)	1,109	20,372
McDermott International, Inc.(a)(b)	7,334	47,084
Nabors Industries Ltd.	14,074	41,659
National Energy Services Reunited Corp.(b)	951	7,608
Natural Gas Services Group, Inc.(b)	492	7,892
NCS Multistage Holdings, Inc.(a)(b)	214	687
Newpark Resources, Inc.(b)	3,634	27,727
Nine Energy Service, Inc.(b)	685	8,816
Noble Corp. PLC(b)	10,543	23,511
Oceaneering International, Inc.(b)	4,059	62,712
Oil States International, Inc.(a)(b)	2,451	36,569
Pacific Drilling SA(a)(b)	1,221	11,477
Parker Drilling Co.(b)	347	5,968
Patterson-UTI Energy, Inc.	8,378	97,436
ProPetro Holding Corp.(b)	3,233	58,614
RigNet, Inc.(b)	635	5,544
RPC, Inc.	2,458	15,190
SEACOR Holdings, Inc.(b)	721	34,348
SEACOR Marine Holdings, Inc.(a)(b)	734	10,335
Seadrill Ltd.(a)(b)	2,350	9,635
Select Energy Services, Inc., Class A(b)	2,431	24,723
Smart Sand, Inc.(b)	309	726
Solaris Oilfield Infrastructure, Inc., Class A	1,268	18,145
Superior Energy Services, Inc.(a)(b)	6,583	5,972
TETRA Technologies, Inc.(b)	5,146	8,028
Tidewater, Inc.(b)	1,510	34,715
Transocean Ltd.(b)	23,511	142,947
U.S Well Services, Inc.(b)	792	2,455
Unit Corp.(b)	2,256	14,664

		1,534,167

Entertainment — 0.0%
AMC Entertainment Holdings, Inc., Class A	2,205	26,085

Equity Real Estate Investment Trusts (REITs) — 9.9%
Acadia Realty Trust	3,336	93,642
Agree Realty Corp.	1,541	103,016
Alexander’s, Inc.	88	32,956
American Assets Trust, Inc.	1,899	88,114
American Campus Communities, Inc.	5,567	260,257
American Homes 4 Rent, Class A	10,479	253,697
Americold Realty Trust	7,831	262,573
Anworth Mortgage Asset Corp.	3,996	15,385
Apartment Investment & Management Co., Class A	6,002	297,339
Apollo Commercial Real Estate Finance, Inc.	6,229	117,230
Apple Hospitality REIT, Inc.	8,648	135,860
Ares Commercial Real Estate Corp.	1,039	15,762
Armada Hoffler Properties, Inc.	2,124	35,959
ARMOUR Residential REIT, Inc.	2,529	45,193
Ashford Hospitality Trust, Inc.	3,277	8,881
Blackstone Mortgage Trust, Inc., Class A	5,047	179,269
Bluerock Residential Growth REIT, Inc.	835	9,845
Brandywine Realty Trust	7,175	105,831
Brixmor Property Group, Inc.	12,223	231,993
BRT Apartments Corp.	395	5,514
Camden Property Trust	3,782	392,231
Capstead Mortgage Corp.	3,633	30,626

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Catchmark Timber Trust, Inc., Class A	1,979	$20,107
CBL & Associates Properties, Inc.	7,378	7,747
Cedar Realty Trust, Inc.	3,169	8,810
Chatham Lodging Trust	1,856	33,148
Cherry Hill Mortgage Investment Corp.	570	8,829
Chesapeake Lodging Trust	2,446	67,192
Chimera Investment Corp.	7,640	147,299
CIM Commercial Trust Corp.	198	4,035
City Office REIT, Inc.	1,569	19,424
Clipper Realty, Inc.	506	5,844
Colony Capital, Inc.	19,515	110,260
Columbia Property Trust, Inc.	4,714	103,378
Community Healthcare Trust, Inc.	749	30,776
CoreCivic, Inc.	4,919	83,475
CorEnergy Infrastructure Trust, Inc.	537	21,732
CorePoint Lodging, Inc.	1,741	20,422
CoreSite Realty Corp.	1,492	156,377
Corporate Office Properties Trust	4,612	128,767
Cousins Properties, Inc.	5,943	209,075
CubeSmart	7,689	261,042
CyrusOne, Inc.	4,568	262,203
DiamondRock Hospitality Co.	8,174	82,312
Douglas Emmett, Inc.	6,515	265,942
Duke Realty Corp.	14,654	488,418
Easterly Government Properties, Inc.	2,829	53,383
EastGroup Properties, Inc.	1,463	176,262
Empire State Realty Trust, Inc., Class A	6,057	84,859
EPR Properties	3,059	227,681
Equity Commonwealth	4,898	164,475
Equity LifeStyle Properties, Inc.	3,450	428,662
Farmland Partners, Inc.	1,124	6,913
First Industrial Realty Trust, Inc.	5,167	197,328
Four Corners Property Trust, Inc.	2,785	75,028
Franklin Street Properties Corp.	4,336	34,948
Gaming and Leisure Properties, Inc.	8,251	311,145
Geo Group, Inc.	4,876	86,842
Getty Realty Corp.	1,331	39,903
Gladstone Commercial Corp.	1,254	26,660
Gladstone Land Corp.	532	6,113
Global Net Lease, Inc.	3,435	67,051
Great Ajax Corp.	511	7,108
Healthcare Realty Trust, Inc.	5,177	165,560
Healthcare Trust of America, Inc., Class A	8,319	224,031
Hersha Hospitality Trust	1,455	22,727
Highwoods Properties, Inc.	4,158	188,482
Hospitality Properties Trust	6,705	165,681
Hudson Pacific Properties, Inc.	6,254	220,766
Independence Realty Trust, Inc.	3,687	45,534
Industrial Logistics Properties Trust	2,616	55,930
Innovative Industrial Properties, Inc.	378	39,943
Invesco Mortgage Capital, Inc.	5,101	84,064
Investors Real Estate Trust	496	31,620
Iron Mountain, Inc.	11,612	341,509
iStar, Inc.	2,586	34,135
JBG SMITH Properties	4,962	194,163
Jernigan Capital, Inc.	812	16,110
Kilroy Realty Corp.	4,023	319,668
Kimco Realty Corp.	16,495	316,869
Kite Realty Group Trust	3,335	53,060
Lamar Advertising Co., Class A	3,466	280,469
Lexington Realty Trust	9,386	92,640
Liberty Property Trust	6,005	314,061
Life Storage, Inc.	1,891	184,354
LTC Properties, Inc.	1,602	73,836

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Macerich Co.	5,818	$192,285
Mack-Cali Realty Corp.	3,705	88,105
Medical Properties Trust, Inc.	17,929	313,757
MFA Financial, Inc.	18,460	132,543
Monmouth Real Estate Investment Corp.	3,766	51,933
National Health Investors, Inc.	1,715	136,137
National Retail Properties, Inc.	6,594	344,471
National Storage Affiliates Trust	2,299	69,637
New Residential Investment Corp.	16,961	266,118
New Senior Investment Group, Inc.	3,293	23,479
New York Mortgage Trust, Inc.	8,571	52,369
NexPoint Residential Trust, Inc.	759	32,758
NorthStar Realty Europe Corp.	1,847	31,399
Office Properties Income Trust	1,939	54,622
Omega Healthcare Investors, Inc.	8,720	316,536
One Liberty Properties, Inc.	603	17,282
Orchid Island Capital, Inc.	2,355	14,577
Outfront Media, Inc.	5,811	157,943
Paramount Group, Inc.	8,273	114,416
Park Hotels & Resorts, Inc.	8,212	216,879
Pebblebrook Hotel Trust	5,329	149,159
Pennsylvania Real Estate Investment Trust	2,745	16,415
PennyMac Mortgage Investment Trust(d)(f)	3,109	68,491
Physicians Realty Trust	7,608	130,934
Piedmont Office Realty Trust, Inc., Class A	5,114	106,422
PotlatchDeltic Corp.	2,680	98,678
Preferred Apartment Communities, Inc., Class A	1,750	25,358
PS Business Parks, Inc.	807	141,225
QTS Realty Trust, Inc., Class A	2,242	103,760
Rayonier, Inc.	5,332	154,841
Redwood Trust, Inc.	3,891	65,836
Regency Centers Corp.	6,745	449,891
Retail Opportunity Investments Corp.	4,614	83,698
Retail Properties of America, Inc., Class A	8,771	106,655
Retail Value, Inc.	619	23,299
Rexford Industrial Realty, Inc.	4,255	176,157
RLJ Lodging Trust	7,055	121,910
RPT Realty	3,200	39,200
Ryman Hospitality Properties, Inc.	1,854	139,050
Sabra Health Care REIT, Inc.	7,332	151,332
Safehold, Inc.(a)	328	10,781
Saul Centers, Inc.	476	26,080
Senior Housing Properties Trust	9,699	79,532
Seritage Growth Properties, Class A	1,339	55,930
SITE Centers Corp.	5,789	82,493
SL Green Realty Corp.	3,413	276,726
Spirit MTA REIT	1,708	14,364
Spirit Realty Capital, Inc.	3,576	157,773
STAG Industrial, Inc.	5,182	154,009
Starwood Property Trust, Inc.	11,218	260,594
STORE Capital Corp.	8,433	288,493
Summit Hotel Properties, Inc.	4,228	46,973
Sun Communities, Inc.	3,421	454,343
Sunstone Hotel Investors, Inc.	9,336	123,329
Tanger Factory Outlet Centers, Inc.	3,744	59,455
Taubman Centers, Inc.	2,384	96,600
Terreno Realty Corp.	2,559	125,033
UMH Properties, Inc.	1,386	18,226
Uniti Group, Inc.	7,538	63,470
Universal Health Realty Income Trust	525	48,384
Urban Edge Properties	4,733	79,183
Urstadt Biddle Properties, Inc., Class A	1,235	26,664
VEREIT, Inc.	39,842	363,359
VICI Properties, Inc.	18,248	389,412

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Washington Prime Group, Inc.	7,395	$26,844
Washington Real Estate Investment Trust	3,281	88,423
Weingarten Realty Investors	4,982	139,048
Western Asset Mortgage Capital Corp.	1,923	19,538
Whitestone REIT	1,527	19,469
Xenia Hotels & Resorts, Inc.	4,644	99,521
American Finance Trust, Inc.	4,277	50,084

		19,451,050

Food & Staples Retailing — 0.6%
Andersons, Inc.	1,304	35,012
BJ’s Wholesale Club Holdings, Inc.(b)	4,564	107,528
Casey’s General Stores, Inc.	1,493	241,732
Chefs’ Warehouse, Inc.(b)	989	36,069
Diplomat Pharmacy, Inc.(b)	2,409	12,695
HF Foods Group, Inc.(b)	312	7,070
Ingles Markets, Inc., Class A	539	16,968
Natural Grocers by Vitamin Cottage, Inc.(b)	304	2,788
Performance Food Group Co.(b)	4,217	184,915
PriceSmart, Inc.	908	55,388
Rite Aid Corp.(a)(b)	2,234	15,571
SpartanNash Co.	1,519	17,955
Sprouts Farmers Market, Inc.(a)(b)	4,841	81,958
U.S. Foods Holding Corp.(b)	8,902	314,864
United Natural Foods, Inc.(a)(b)	2,134	21,041
Village Super Market, Inc., Class A	336	8,410
Weis Markets, Inc.	393	14,325

		1,174,289

Food Products — 1.4%
Alico, Inc.	136	4,338
B&G Foods, Inc.(a)	2,678	48,954
Beyond Meat, Inc.(a)(b)	398	78,211
Bridgford Foods Corp.(b)	72	2,568
Bunge Ltd.	5,616	328,143
Cal-Maine Foods, Inc.	1,273	50,627
Calavo Growers, Inc.	671	59,343
Darling Ingredients, Inc.(b)	6,728	136,780
Dean Foods Co.	2,300	3,335
Farmer Bros Co.(b)	458	7,438
Flowers Foods, Inc.	8,023	190,145
Fresh Del Monte Produce, Inc.	1,289	39,095
Freshpet, Inc.(b)	1,263	57,024
Hain Celestial Group, Inc.(b)	3,698	80,506
Hostess Brands, Inc.(a)(b)	4,154	58,655
Ingredion, Inc.	2,726	210,693
J&J Snack Foods Corp.	619	115,035
John B Sanfilippo & Son, Inc.	348	30,245
Lamb Weston Holdings, Inc.	5,965	400,371
Lancaster Colony Corp.	758	118,112
Limoneira Co.	660	13,061
Pilgrim’s Pride Corp.(b)	2,185	59,126
Post Holdings, Inc.(b)	2,648	283,919
Sanderson Farms, Inc.	813	106,519
Seneca Foods Corp., Class A(b)	299	9,442
Simply Good Foods Co.(b)	2,901	78,994
Tootsie Roll Industries, Inc.	667	24,919
TreeHouse Foods, Inc.(a)(b)	2,252	133,634

		2,729,232

Gas Utilities — 1.0%
Atmos Energy Corp.	4,704	512,924
Chesapeake Utilities Corp.	660	61,684
National Fuel Gas Co.	3,369	160,836
New Jersey Resources Corp.	3,599	179,482
Northwest Natural Holding Co.	1,173	83,776

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities (continued)
ONE Gas, Inc.	2,120	$193,302
RGC Resources, Inc.	311	8,950
South Jersey Industries, Inc.	3,795	129,220
Southwest Gas Holdings, Inc.	2,165	192,490
Spire, Inc.	2,014	165,974
UGI Corp.	7,084	361,921

		2,050,559

Health Care Equipment & Supplies — 3.1%
Accuray, Inc.(b)	3,358	13,902
Alphatec Holdings, Inc.(b)	1,207	5,673
AngioDynamics, Inc.(b)	1,471	29,979
Anika Therapeutics, Inc.(b)	577	31,787
Antares Pharma, Inc.(b)	6,241	19,909
Apyx Medical Corp.(b)	1,368	9,904
AtriCure, Inc.(b)	1,549	49,692
Atrion Corp.	58	44,631
Avanos Medical, Inc.(b)	1,938	78,915
Avedro, Inc.(b)	211	3,895
AxoGen, Inc.(b)	1,336	24,021
Axonics Modulation Technologies, Inc.(a)(b)	648	23,782
BioLife Solutions, Inc.(b)	274	5,225
BioSig Technologies, Inc.(a)(b)	656	4,927
Cantel Medical Corp.	1,500	138,420
Cardiovascular Systems, Inc.(b)	1,378	63,154
Cerus Corp.(b)	5,723	33,480
ConforMIS, Inc.(b)	2,641	7,289
CONMED Corp.	1,116	97,483
Corindus Vascular Robotics, Inc.(a)(b)	3,829	9,687
CryoLife, Inc.(b)	1,478	42,596
CryoPort, Inc.(b)	1,033	21,145
Cutera, Inc.(b)	602	15,387
CytoSorbents Corp.(a)(b)	1,242	8,719
DexCom, Inc.(a)(b)	3,701	580,576
ElectroCore, Inc.(b)	493	695
GenMark Diagnostics, Inc.(b)	2,065	12,927
Glaukos Corp.(b)	1,460	119,253
Globus Medical, Inc., Class A(b)	3,115	141,982
Haemonetics Corp.(b)	2,080	253,926
Hill-Rom Holdings, Inc.	2,717	289,741
ICU Medical, Inc.(b)	784	199,481
Inogen, Inc.(b)	725	44,587
Insulet Corp.(a)(b)	2,424	298,007
Integra LifeSciences Holdings Corp.(b)	2,883	182,753
Invacare Corp.	1,385	7,410
iRadimed Corp.(b)	165	3,940
iRhythm Technologies, Inc.(a)(b)	1,005	83,556
Lantheus Holdings, Inc.(b)	1,544	34,925
LeMaitre Vascular, Inc.	695	22,998
LivaNova PLC(b)	1,962	151,172
Masimo Corp.(b)	1,922	303,388
Meridian Bioscience, Inc.	1,687	20,160
Merit Medical Systems, Inc.(b)	2,181	86,062
Misonix, Inc.(b)	305	7,238
Natus Medical, Inc.(b)	1,391	43,218
Neogen Corp.(b)	2,070	147,798
Neuronetics, Inc.(a)(b)	533	6,348
Nevro Corp.(a)(b)	1,211	80,967
Novocure Ltd.(b)	3,443	286,526
NuVasive, Inc.(b)	2,126	141,592
Ocular Therapeutix, Inc.(a)(b)	1,348	6,268
OraSure Technologies, Inc.(b)	2,582	21,560
Orthofix Medical, Inc.(b)	745	39,820
OrthoPediatrics Corp.(b)	329	11,617
Pulse Biosciences, Inc.(a)(b)	389	5,080

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Quidel Corp.(b)	1,444	$85,239
Rockwell Medical, Inc.(b)	1,931	5,136
RTI Surgical Holdings, Inc.(b)	2,455	10,458
SeaSpine Holdings Corp.(b)	705	8,961
Senseonics Holdings, Inc.(a)(b)	3,713	4,121
Shockwave Medical, Inc.(b)	279	13,649
SI-BONE, Inc.(a)(b)	673	12,100
Sientra, Inc.(b)	717	4,374
Silk Road Medical, Inc.(b)	292	12,641
STAAR Surgical Co.(b)	1,794	52,582
STERIS PLC	3,415	508,357
Surmodics, Inc.(b)	554	23,102
Tactile Systems Technology, Inc.(b)	745	43,016
Tandem Diabetes Care, Inc.(b)	2,242	142,210
TransEnterix, Inc.(a)(b)	7,497	10,271
TransMedics Group, Inc.(b)	278	6,597
Utah Medical Products, Inc.	153	13,921
Vapotherm, Inc.(b)	163	2,623
Varex Imaging Corp.(b)	1,572	49,974
Veracyte, Inc.(b)	1,880	53,336
ViewRay, Inc.(b)	2,805	25,133
West Pharmaceutical Services, Inc.	2,982	409,339
Wright Medical Group NV(a)(b)	5,098	147,128
Zynex, Inc.	646	5,375

		6,068,816

Health Care Providers & Services — 1.7%
Acadia Healthcare Co., Inc.(a)(b)	3,575	114,186
Addus HomeCare Corp.(b)	417	33,606
Amedisys, Inc.(b)	1,270	175,120
American Renal Associates Holdings, Inc.(b)	541	4,166
AMN Healthcare Services, Inc.(b)	1,869	99,767
Apollo Medical Holdings, Inc.(a)(b)	212	3,244
Avalon GloboCare Corp.(b)	905	1,891
BioTelemetry, Inc.(b)	1,344	63,101
Brookdale Senior Living, Inc.(b)	7,687	59,882
Catasys, Inc.(a)(b)	295	5,139
Chemed Corp.	636	257,828
Community Health Systems, Inc.(b)	3,696	7,577
CorVel Corp.(b)	361	30,757
Covetrus, Inc.(b)	3,987	94,372
Cross Country Healthcare, Inc.(b)	1,545	14,662
Encompass Health Corp.	3,984	254,339
Ensign Group, Inc.(a)	2,040	122,930
Genesis Healthcare, Inc.(b)	3,243	3,794
Guardant Health, Inc.(b)	1,391	130,740
Hanger, Inc.(b)	1,488	25,668
HealthEquity, Inc.(b)	2,759	226,183
Integer Holdings Corp.(b)	1,308	114,489
Joint Corp.(b)	546	10,090
LHC Group, Inc.(b)	1,233	156,073
Magellan Health, Inc.(b)	881	61,970
MEDNAX, Inc.(b)	3,449	84,742
Molina Healthcare, Inc.(b)	2,540	337,261
National Healthcare Corp.	511	44,764
National Research Corp., Class A	503	33,912
Option Care Health, Inc.(b)	5,028	14,229
Owens & Minor, Inc.	2,590	7,019
Patterson Cos., Inc.	3,371	66,746
Penumbra, Inc.(b)	1,284	215,198
PetIQ, Inc.(a)(b)	746	25,543
Premier, Inc., Class A(b)	2,091	81,026
Providence Service Corp.(b)	477	26,588
R1 RCM, Inc.(b)	4,242	53,364
RadNet, Inc.(a)(b)	1,765	25,999

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Select Medical Holdings Corp.(b)	4,462	$74,694
Surgery Partners, Inc.(b)	937	7,149
Tenet Healthcare Corp.(b)	4,198	98,947
Tivity Health, Inc.(b)	1,977	34,499
Triple-S Management Corp., Class B(b)	943	22,609
U.S. Physical Therapy, Inc.	515	66,476

		3,392,339

Health Care Technology — 0.5%
Castlight Health, Inc., Class B(a)(b)	4,383	7,056
Computer Programs & Systems, Inc.	478	12,337
Evolent Health, Inc., Class A(b)	2,901	19,785
HealthStream, Inc.(b)	1,070	30,217
HMS Holdings Corp.(b)	3,556	124,104
Inovalon Holdings, Inc., Class A(b)	2,842	42,630
Inspire Medical Systems, Inc.(b)	557	37,670
Medidata Solutions, Inc.(b)	2,460	224,770
NextGen Healthcare, Inc.(b)	2,188	35,796
Omnicell, Inc.(b)	1,651	124,172
OptimizeRx Corp.(a)(b)	496	7,485
Simulations Plus, Inc.	471	18,284
Tabula Rasa HealthCare, Inc.(a)(b)	784	47,252
Teladoc Health, Inc.(a)(b)	2,897	197,691
Vocera Communications, Inc.(a)(b)	1,276	32,755

		962,004

Hotels, Restaurants & Leisure — 2.8%
Aramark	10,008	362,190
BBX Capital Corp.	1,633	7,038
Biglari Holdings, Inc., Class B(b)	23	2,088
BJ’s Restaurants, Inc.	837	33,229
Bloomin’ Brands, Inc.	3,687	62,790
Bluegreen Vacations Corp.	220	2,268
Boyd Gaming Corp.	3,301	87,444
Braemar Hotels & Resorts, Inc.	1,257	11,464
Brinker International, Inc.	1,531	61,010
Caesars Entertainment Corp.(b)	23,283	275,671
Carrols Restaurant Group, Inc.(a)(b)	1,425	13,281
Century Casinos, Inc.(b)	1,126	11,114
Cheesecake Factory, Inc.	1,711	73,710
Choice Hotels International, Inc.	1,359	116,616
Churchill Downs, Inc.	1,424	170,382
Chuy’s Holdings, Inc.(b)	674	15,940
Cracker Barrel Old Country Store, Inc.	778	135,146
Dave & Buster’s Entertainment, Inc.	1,476	59,999
Del Frisco’s Restaurant Group, Inc.(b)	1,274	10,141
Del Taco Restaurants, Inc.(b)	1,117	13,538
Denny’s Corp.(b)	2,430	54,894
Dine Brands Global, Inc.	671	55,082
Domino’s Pizza, Inc.	1,673	409,099
Dunkin’ Brands Group, Inc.	3,377	270,700
El Pollo Loco Holdings, Inc.(b)	845	8,315
Eldorado Resorts, Inc.(b)	2,645	119,342
Empire Resorts, Inc.(a)(b)	81	791
Extended Stay America, Inc.	7,731	129,262
Fiesta Restaurant Group, Inc.(b)	900	8,595
Golden Entertainment, Inc.(b)	573	8,033
Habit Restaurants, Inc., Class A(b)	779	7,790
Hilton Grand Vacations, Inc.(b)	3,731	122,004
Hyatt Hotels Corp., Class A	1,555	120,279
Inspired Entertainment, Inc.(b)	470	3,751
International Game Technology PLC	4,042	53,961
International Speedway Corp., Class A	974	43,908
J Alexander’s Holdings, Inc.(b)	497	5,353
Jack in the Box, Inc.	1,052	75,565

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Lindblad Expeditions Holdings, Inc.(b)	930	$17,512
Marcus Corp.	894	31,281
Marriott Vacations Worldwide Corp.	1,789	182,889
Monarch Casino & Resort, Inc.(b)	467	21,982
Nathan’s Famous, Inc.	110	7,767
Noodles & Co.(b)	1,152	8,536
Papa John’s International, Inc.	906	40,245
Penn National Gaming, Inc.(b)	4,517	88,172
Planet Fitness, Inc., Class A(b)	3,463	272,400
PlayAGS, Inc.(b)	1,064	19,961
Potbelly Corp.(b)	878	3,652
RCI Hospitality Holdings, Inc.	372	6,305
Red Lion Hotels Corp.(b)	970	6,586
Red Robin Gourmet Burgers, Inc.(b)	533	17,600
Red Rock Resorts, Inc., Class A	2,908	60,603
Ruth’s Hospitality Group, Inc.	1,181	26,301
Scientific Games Corp., Class A(b)	2,245	45,910
SeaWorld Entertainment, Inc.(b)	2,048	62,607
Shake Shack, Inc., Class A(a)(b)	1,152	86,008
Six Flags Entertainment Corp.	3,238	171,064
Speedway Motorsports, Inc.	440	8,712
Target Hospitality Corp.(b)	1,352	11,492
Texas Roadhouse, Inc.	2,793	154,257
Twin River Worldwide Holdings, Inc.(a)	871	22,986
Vail Resorts, Inc.	1,641	404,539
Wendy’s Co.	7,644	139,044
Wingstop, Inc.	1,202	114,899
Wyndham Destinations, Inc.	3,764	177,134
Wyndham Hotels & Resorts, Inc.	3,910	221,111

		5,453,338

Household Durables — 1.7%
Bassett Furniture Industries, Inc.	398	5,086
Beazer Homes USA, Inc.(a)(b)	1,144	13,408
Cavco Industries, Inc.(b)	347	61,540
Century Communities, Inc.(b)	1,059	29,197
Ethan Allen Interiors, Inc.	951	19,572
Flexsteel Industries, Inc.	353	6,485
GoPro, Inc., Class A(a)(b)	4,944	26,154
Green Brick Partners, Inc.(a)(b)	970	9,128
Hamilton Beach Brands Holding Co., Class A	292	4,792
Helen of Troy Ltd.(b)	1,013	150,208
Hooker Furniture Corp.	486	10,133
Installed Building Products, Inc.(b)	908	48,378
iRobot Corp.(b)	1,124	82,164
KB Home	3,473	91,236
La-Z-Boy, Inc.	1,849	60,998
Legacy Housing Corp.(a)(b)	156	1,964
Leggett & Platt, Inc.	5,349	213,799
LGI Homes, Inc.(b)	809	56,865
Lifetime Brands, Inc.	417	3,682
Lovesac Co.(b)	247	5,296
M/I Homes, Inc.(b)	1,099	38,872
MDC Holdings, Inc.	2,019	72,967
Meritage Homes Corp.(b)	1,486	93,336
NACCO Industries, Inc., Class A	137	7,282
Newell Brands, Inc.	15,501	219,959
NVR, Inc.(b)	130	434,738
PulteGroup, Inc.	10,555	332,588
Roku, Inc.(a)(b)	3,357	346,879
Skyline Champion Corp.(b)	2,036	58,026
Sonos, Inc.(a)(b)	2,906	31,530
Taylor Morrison Home Corp., Class A(b)	4,360	98,187
Tempur Sealy International, Inc.(b)	1,865	149,610
Toll Brothers, Inc.	5,490	197,475

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
TopBuild Corp.(b)	1,366	$110,824
TRI Pointe Group, Inc.(b)	5,744	78,635
Tupperware Brands Corp.	1,949	29,839
Universal Electronics, Inc.(a)(b)	526	22,523
William Lyon Homes, Class A(b)	1,266	24,864
ZAGG, Inc.(b)	991	6,570

		3,254,789

Household Products — 0.2%
Central Garden & Pet Co.(b)	367	11,150
Central Garden & Pet Co., Class A(b)	1,775	48,901
Energizer Holdings, Inc.	2,612	109,913
Oil-Dri Corp. of America	219	7,759
Spectrum Brands Holdings, Inc.	1,445	72,409
WD-40 Co.	563	102,218

		352,350

Independent Power and Renewable Electricity Producers — 0.6%
Atlantic Power Corp.(b)	4,149	9,916
Clearway Energy, Inc., Class A	1,357	23,300
Clearway Energy, Inc., Class C	2,968	53,483
Genie Energy Ltd., Class B	578	6,370
NRG Energy, Inc.	10,877	371,341
Ormat Technologies, Inc.	1,626	106,584
Pattern Energy Group, Inc., Class A	3,602	82,594
TerraForm Power, Inc., Class A	2,994	46,138
Vistra Energy Corp.	16,987	364,541
Vivint Solar, Inc.(b)	1,634	13,480

		1,077,747

Industrial Conglomerates — 0.3%
BWX Technologies, Inc.	3,877	209,009
Carlisle Cos., Inc.	2,284	329,376
Raven Industries, Inc.	1,469	53,237
Seaboard Corp.	10	40,816
Standex International Corp.	509	35,818

		668,256

Insurance — 3.9%
Alleghany Corp.(b)	570	390,866
Ambac Financial Group, Inc.(b)	1,868	34,035
American Equity Investment Life Holding Co.	3,684	95,047
American Financial Group, Inc.	3,014	308,573
American National Insurance Co.	312	37,758
AMERISAFE, Inc.	490	31,879
Argo Group International Holdings Ltd.	1,338	91,573
Assurant, Inc.	2,511	284,647
Assured Guaranty Ltd.	4,043	176,639
Axis Capital Holdings Ltd.	3,333	212,212
Brighthouse Financial, Inc.(a)(b)	4,723	185,000
Brown & Brown, Inc.	9,654	346,868
Citizens, Inc.(a)(b)	1,916	14,274
CNO Financial Group, Inc.	6,530	110,422
Crawford & Co., Class A	639	6,601
Donegal Group, Inc., Class A	535	7,945
eHealth, Inc.(b)	904	93,790
EMC Insurance Group, Inc.	408	14,664
Employers Holdings, Inc.	999	43,856
Enstar Group Ltd.(b)	471	83,438
Erie Indemnity Co., Class A	1,007	224,329
Everest Re Group Ltd.	1,641	404,736
FBL Financial Group, Inc., Class A	397	24,892
FedNat Holding Co.	466	5,820
First American Financial Corp.	4,495	259,901
Genworth Financial, Inc., Class A(b)	20,833	83,124
Global Indemnity Ltd.	288	8,148
Goosehead Insurance, Inc., Class A	463	20,840

Security	Shares	Value

Insurance (continued)
Greenlight Capital Re Ltd., Class A(a)(b)	1,380	$11,523
Hallmark Financial Services, Inc.(b)	614	9,517
Hanover Insurance Group, Inc.	1,657	214,929
HCI Group, Inc.	258	10,343
Health Insurance Innovations, Inc., Class A(a)(b)	369	8,114
Heritage Insurance Holdings, Inc.	1,072	14,408
Hilltop Holdings, Inc.	2,970	67,360
Horace Mann Educators Corp.	1,689	73,370
Independence Holding Co.	195	7,390
Investors Title Co.	61	10,010
James River Group Holdings Ltd.	1,158	55,387
Kemper Corp.	2,502	220,226
Kinsale Capital Group, Inc.	805	72,337
MBIA, Inc.(b)	3,474	32,412
Mercury General Corp.	1,133	64,252
National General Holdings Corp.	2,777	68,675
National Western Life Group, Inc., Class A	100	26,900
NI Holdings, Inc.(b)	431	7,245
Old Republic International Corp.	11,611	264,847
Palomar Holdings, Inc.(b)	241	6,905
Primerica, Inc.	1,719	210,904
ProAssurance Corp.	2,177	85,099
Protective Insurance Corp., Class B	430	7,116
Reinsurance Group of America, Inc.	2,556	398,532
RenaissanceRe Holdings Ltd.	1,785	323,353
RLI Corp.	1,636	147,453
Safety Insurance Group, Inc.	619	61,071
Selective Insurance Group, Inc.	2,398	180,330
State Auto Financial Corp.	743	25,693
Stewart Information Services Corp.	984	37,225
Third Point Reinsurance Ltd.(b)	3,028	30,522
Torchmark Corp.	4,435	405,004
Trupanion, Inc.(a)(b)	1,162	37,370
United Fire Group, Inc.	867	45,318
United Insurance Holdings Corp.	1,025	11,613
Universal Insurance Holdings, Inc.	1,270	31,509
Unum Group	8,657	276,591
W.R. Berkley Corp.	5,866	407,042
Watford Holdings Ltd.(b)	812	15,396
White Mountains Insurance Group Ltd.	127	136,652

		7,721,820

Interactive Media & Services — 0.4%
Care.com, Inc.(b)	888	9,732
Cargurus, Inc.(b)	2,987	111,325
Cars.com, Inc.(b)	2,761	52,459
ComScore, Inc.(b)	2,029	6,696
DHI Group, Inc.(b)	2,088	7,684
Eventbrite, Inc., Class A(b)	1,538	27,207
EverQuote, Inc., Class A(b)	358	5,323
Marchex, Inc., Class B(b)	1,390	6,046
Meet Group, Inc.(b)	2,972	10,224
QuinStreet, Inc.(b)	1,823	29,697
Travelzoo(b)	191	2,403
TrueCar, Inc.(b)	4,325	21,971
Yelp, Inc.(b)	3,091	108,340
Zillow Group, Inc., Class A(b)	2,276	113,436
Zillow Group, Inc., Class C(a)(b)	5,087	254,147

		766,690

Internet & Direct Marketing Retail — 0.7%
1-800-Flowers.com, Inc., Class A(b)	971	19,012
Duluth Holdings, Inc., Class B(a)(b)	371	4,508
Etsy, Inc.(a)(b)	4,887	327,527
Gaia, Inc.(a)(b)	473	2,734
Groupon, Inc.(b)	18,409	57,988

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
GrubHub, Inc.(a)(b)	3,727	$252,057
Lands’ End, Inc.(b)	436	4,752
Leaf Group Ltd.(b)	511	3,117
Liberty TripAdvisor Holdings, Inc., Series A(b)	2,930	33,841
Liquidity Services, Inc.(b)	1,241	8,091
Overstock.com, Inc.(a)(b)	994	22,385
PetMed Express, Inc.	894	15,529
Quotient Technology, Inc.(b)	3,303	34,748
Qurate Retail, Inc.(b)	16,103	227,696
Rubicon Project, Inc.(b)	1,978	15,053
Shutterfly, Inc.(b)	1,395	70,713
Shutterstock, Inc.	761	29,200
Stamps.com, Inc.(b)	670	31,992
Stitch Fix, Inc., Class A(b)	1,697	44,258
TripAdvisor, Inc.(b)	4,300	189,845
Waitr Holdings, Inc.(b)	2,211	10,148

		1,405,194

IT Services — 3.5%
Alliance Data Systems Corp.	1,821	285,751
Amdocs Ltd.	5,613	359,176
Black Knight, Inc.(b)	5,870	371,688
Booz Allen Hamilton Holding Corp.	5,589	384,244
Brightcove, Inc.(b)	1,576	19,668
CACI International, Inc., Class A(b)	1,003	215,795
Carbonite, Inc.(a)(b)	1,352	24,241
Cardtronics PLC, Class A(a)(b)	1,537	43,774
Cass Information Systems, Inc.	588	29,935
Conduent, Inc.(b)	7,016	63,846
CoreLogic, Inc.(b)	3,271	149,059
CSG Systems International, Inc.	1,363	69,840
Endurance International Group Holdings, Inc.(b)	3,059	14,500
EPAM Systems, Inc.(b)	2,122	411,222
Euronet Worldwide, Inc.(b)	2,035	317,277
Everi Holdings, Inc.(b)	2,810	33,748
EVERTEC, Inc.	2,472	79,153
Evo Payments, Inc., Class A(b)	1,305	40,612
Exela Technologies, Inc.(b)	1,604	4,251
ExlService Holdings, Inc.(b)	1,373	94,449
Genpact Ltd.	6,679	265,023
GTT Communications, Inc.(b)	1,394	16,867
Hackett Group, Inc.	1,015	16,666
Information Services Group, Inc.(a)(b)	1,079	2,935
International Money Express, Inc.(a)(b)	544	7,529
Jack Henry & Associates, Inc.	3,137	438,239
Leidos Holdings, Inc.	5,561	456,558
Limelight Networks, Inc.(b)	4,458	12,081
LiveRamp Holdings, Inc.(b)	2,790	147,005
ManTech International Corp., Class A	1,096	75,383
MAXIMUS, Inc.	2,580	189,656
MongoDB, Inc.(a)(b)	973	139,353
NIC, Inc.	2,713	49,214
Okta, Inc.(b)	4,172	545,823
Paysign, Inc.(a)(b)	1,248	17,609
Perficient, Inc.(b)	1,316	44,968
Perspecta, Inc.	5,793	135,151
Presidio, Inc.	1,914	26,796
PRGX Global, Inc.(b)	790	4,432
Priority Technology Holdings, Inc.(a)(b)	223	1,730
Sabre Corp.	11,241	264,276
Science Applications International Corp.	2,409	205,656
StarTek, Inc.(b)	669	4,489
Switch, Inc., Class A	2,464	33,436
Teradata Corp.(b)	4,746	173,799
TTEC Holdings, Inc.	605	28,387

Security	Shares	Value

IT Services (continued)
Tucows, Inc., Class A(b)	392	$19,181
Unisys Corp.(a)(b)	2,147	26,601
Verra Mobility Corp.(b)	3,970	54,985
Virtusa Corp.(b)	1,166	52,097
WEX, Inc.(b)	1,760	383,803

		6,851,957

Leisure Products — 0.4%
Brunswick Corp.	3,560	175,010
Callaway Golf Co.	3,829	70,224
Clarus Corp.	919	13,206
Escalade, Inc.	361	4,162
Johnson Outdoors, Inc., Class A	186	12,646
Malibu Boats, Inc., Class A(a)(b)	865	26,063
Marine Products Corp.	266	4,272
MasterCraft Boat Holdings, Inc.(a)(b)	727	12,068
Mattel, Inc.(a)(b)	14,142	206,473
Polaris Industries, Inc.	2,348	222,285
Sturm Ruger & Co., Inc.	683	38,590
Vista Outdoor, Inc.(b)	2,430	17,496
YETI Holdings, Inc.(a)(b)	1,232	42,824

		845,319

Life Sciences Tools & Services — 1.3%
Accelerate Diagnostics, Inc.(a)(b)	1,155	21,575
Bio-Rad Laboratories, Inc., Class A(b)	869	273,648
Bio-Techne Corp.	1,533	322,160
Bruker Corp.	4,226	202,214
Cambrex Corp.(b)	1,360	59,568
Charles River Laboratories International, Inc.(b)	1,970	265,044
ChromaDex Corp.(b)	1,704	7,889
Enzo Biochem, Inc.(b)	1,603	6,268
Fluidigm Corp.(b)	2,884	33,887
Luminex Corp.	1,760	38,245
Medpace Holdings, Inc.(b)	1,123	88,447
NanoString Technologies, Inc.(b)	1,324	43,507
NeoGenomics, Inc.(b)	3,583	87,318
Pacific Biosciences of California, Inc.(b)	5,906	31,892
PerkinElmer, Inc.(a)	4,506	388,057
PRA Health Sciences, Inc.(b)	2,392	238,985
QIAGEN NV(b)	9,053	341,479
Quanterix Corp.(a)(b)	353	10,936
Syneos Health, Inc.(b)	2,512	128,338

		2,589,457

Machinery — 4.2%
Actuant Corp., Class A	2,204	50,472
AGCO Corp.	2,590	199,430
Alamo Group, Inc.	390	38,177
Albany International Corp., Class A	1,185	101,898
Allison Transmission Holdings, Inc.	4,688	215,414
Altra Industrial Motion Corp.	2,632	75,617
Astec Industries, Inc.	911	29,781
Barnes Group, Inc.	1,960	101,998
Blue Bird Corp.(b)	575	11,914
Briggs & Stratton Corp.	1,623	15,467
Chart Industries, Inc.(b)	1,428	107,857
CIRCOR International, Inc.(b)	766	29,108
Colfax Corp.(b)	3,811	105,488
Columbus McKinnon Corp.	945	36,326
Commercial Vehicle Group, Inc.(b)	1,253	10,174
Crane Co.	2,043	170,999
DMC Global, Inc.	575	30,038
Donaldson Co., Inc.	5,216	260,539
Douglas Dynamics, Inc.	897	36,867
Eastern Co.	189	4,774

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Energy Recovery, Inc.(b)	1,545	$16,964
EnPro Industries, Inc.	856	60,810
ESCO Technologies, Inc.	1,039	86,819
Federal Signal Corp.	2,448	76,255
Flowserve Corp.	5,355	267,911
Gardner Denver Holdings, Inc.(a)(b)	5,312	175,137
Gates Industrial Corp. PLC(a)(b)	1,939	21,290
Gencor Industries, Inc.(b)	326	4,160
Gorman-Rupp Co.	705	23,420
Graco, Inc.	6,730	323,578
Graham Corp.	362	7,837
Greenbrier Cos., Inc.	1,336	38,624
Harsco Corp.(b)	3,251	76,268
Helios Technologies, Inc.	1,177	55,272
Hurco Cos., Inc.	272	9,300
Hyster-Yale Materials Handling, Inc.	409	25,293
IDEX Corp.	3,082	518,454
ITT, Inc.	3,583	223,651
John Bean Technologies Corp.	1,262	149,749
Kadant, Inc.	446	41,683
Kennametal, Inc.	3,364	116,327
LB Foster Co., Class A(b)	437	10,562
Lincoln Electric Holdings, Inc.	2,482	209,779
Lindsay Corp.	435	39,681
Luxfer Holdings PLC	1,131	22,416
Lydall, Inc.(b)	736	17,370
Manitowoc Co., Inc.(a)(b)	1,423	25,543
Meritor, Inc.(b)	3,245	80,249
Middleby Corp.(b)	2,263	304,102
Milacron Holdings Corp.(b)	2,842	47,859
Miller Industries, Inc.	483	15,079
Mueller Industries, Inc.	2,273	68,622
Mueller Water Products, Inc., Series A	6,384	64,925
Navistar International Corp.(b)	2,031	63,448
NN, Inc.	1,827	15,000
Nordson Corp.	2,340	331,484
Omega Flex, Inc.	109	8,291
Oshkosh Corp.	2,836	237,005
Pentair PLC	6,990	271,282
Proto Labs, Inc.(b)	1,105	115,030
RBC Bearings, Inc.(a)(b)	982	159,762
REV Group, Inc.	1,134	16,522
Rexnord Corp.(b)	4,314	126,357
Snap-on, Inc.	2,235	341,083
SPX Corp.(b)	1,790	62,471
SPX FLOW, Inc.(b)	1,697	68,830
Tennant Co.	733	55,789
Terex Corp.	2,619	79,749
Timken Co.	2,765	126,388
Titan International, Inc.	2,222	8,399
Toro Co.	4,317	314,364
TriMas Corp.(b)	1,878	56,321
Trinity Industries, Inc.	4,363	85,515
Twin Disc, Inc.(b)	423	5,106
Valmont Industries, Inc.	888	122,189
Wabash National Corp.	2,282	36,124
WABCO Holdings, Inc.(b)	2,075	274,751
Watts Water Technologies, Inc., Class A	1,130	104,898
Welbilt, Inc.(a)(b)	5,301	87,042
Woodward, Inc.	2,246	251,642

		8,282,169

Marine — 0.2%
Costamare, Inc.	1,884	11,360
Eagle Bulk Shipping, Inc.(b)	1,704	7,890

Security	Shares	Value

Marine (continued)
Genco Shipping & Trading Ltd.(b)	448	$4,310
Kirby Corp.(b)	2,420	189,631
Matson, Inc.	1,732	70,856
Safe Bulkers, Inc.(b)	1,654	3,358
Scorpio Bulkers, Inc.	2,349	14,117

		301,522

Media — 2.0%
AMC Networks, Inc., Class A(a)(b)	1,750	93,415
Boston Omaha Corp., Class A(a)(b)	426	9,010
Cable One, Inc.	178	216,590
Cardlytics, Inc.(a)(b)	568	16,131
cbdMD, Inc.(a)(b)	298	1,296
Central European Media Enterprises Ltd., Class A(b)	3,726	17,512
Cinemark Holdings, Inc.	4,350	173,652
Clear Channel Outdoor Holdings, Inc.(b)	1,652	5,006
Cumulus Media, Inc., Class A(b)	573	8,658
Daily Journal Corp.(b)	43	10,668
Emerald Expositions Events, Inc.	1,076	11,470
Entercom Communications Corp., Class A	5,164	29,332
Entravision Communications Corp., Class A	2,420	7,889
Eros International PLC(b)	1,584	2,629
EW Scripps Co., Class A	2,281	34,968
Fluent, Inc.(a)(b)	1,589	8,263
Gannett Co., Inc.	4,329	44,372
GCI Liberty, Inc., Class A(b)	4,012	239,637
Gray Television, Inc.(b)	3,708	65,817
Hemisphere Media Group, Inc.(b)	733	9,023
IMAX Corp.(b)	2,102	46,139
Interpublic Group of Cos., Inc.	15,765	361,334
John Wiley & Sons, Inc., Class A	1,819	82,783
Lee Enterprises, Inc.(b)	2,172	4,713
Liberty Latin America Ltd., Class A(b)	1,807	29,617
Liberty Latin America Ltd., Class C(a)(b)	4,638	76,063
Liberty Media Corp. — Liberty Braves, Class A(a)(b)	377	10,895
Liberty Media Corp. — Liberty Braves, Class C(b)	1,447	41,630
Liberty Media Corp. — Liberty Formula One, Class A(b)	1,044	39,129
Liberty Media Corp. — Liberty Formula One, Class C(b)	8,035	316,418
Lions Gate Entertainment Corp., Class A	2,047	26,427
Lions Gate Entertainment Corp., Class B	4,122	50,247
LiveXLive Media, Inc.(b)	1,347	3,974
Madison Square Garden Co., Class A(b)	756	219,270
MDC Partners, Inc., Class A(b)	2,329	5,822
Meredith Corp.	1,631	89,477
MSG Networks, Inc., Class A(b)	2,337	44,380
National CineMedia, Inc.	2,649	18,861
New Media Investment Group, Inc.	2,349	25,299
New York Times Co., Class A	6,614	235,988
News Corp., Class A	15,839	208,441
News Corp., Class B	4,839	65,133
Nexstar Media Group, Inc., Class A	1,824	185,628
Reading International, Inc., Class A(a)(b)	671	8,757
Saga Communications, Inc., Class A	117	3,653
Scholastic Corp.	1,151	39,330
Sinclair Broadcast Group, Inc., Class A	2,476	124,419
TechTarget, Inc.(b)	885	20,373
TEGNA, Inc.	8,908	135,313
TiVo Corp.	4,942	37,460
Tribune Media Co., Class A	3,609	167,710
Tribune Publishing Co.	775	6,409
WideOpenWest, Inc.(b)	1,029	7,810
World Wrestling Entertainment, Inc., Class A	1,763	128,311

		3,872,551

Metals & Mining — 1.1%
AK Steel Holding Corp.(a)(b)	12,662	35,707

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Alcoa Corp.(b)	7,568	$170,204
Allegheny Technologies, Inc.(b)	5,153	112,181
Carpenter Technology Corp.	1,930	86,869
Century Aluminum Co.(a)(b)	2,186	15,717
Cleveland-Cliffs, Inc.	11,533	122,942
Coeur Mining, Inc.(a)(b)	8,351	38,415
Commercial Metals Co.	4,827	84,521
Compass Minerals International, Inc.	1,384	77,296
Ferroglobe PLC(c)	897	—
Gold Resource Corp.	2,336	8,386
Haynes International, Inc.	486	14,463
Hecla Mining Co.	19,546	36,160
Kaiser Aluminum Corp.	645	62,094
Materion Corp.	828	51,444
Mayville Engineering Co., Inc.(b)	267	3,516
Novagold Resources, Inc.(b)	9,300	57,381
Olympic Steel, Inc.	326	4,101
Ramaco Resources, Inc.(b)	82	399
Reliance Steel & Aluminum Co.	2,638	263,668
Royal Gold, Inc.	2,674	306,039
Ryerson Holding Corp.(b)	675	5,508
Schnitzer Steel Industries, Inc., Class A	1,031	27,456
Steel Dynamics, Inc.	8,689	273,790
SunCoke Energy, Inc.(b)	3,512	26,656
Synalloy Corp.	335	5,688
TimkenSteel Corp.(b)	1,613	11,275
U.S. Silica Holdings, Inc.	2,987	41,400
United States Steel Corp.	7,049	105,947
Warrior Met Coal, Inc.	2,079	51,435
Worthington Industries, Inc.	1,598	64,272

		2,164,930

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
AG Mortgage Investment Trust, Inc.	1,387	22,691
AGNC Investment Corp.	21,943	376,103
Colony Credit Real Estate, Inc.	3,319	53,768
Drive Shack, Inc.(a)(b)	2,660	13,885
Dynex Capital, Inc.	993	16,186
Ellington Financial, Inc.	1,153	20,154
Exantas Capital Corp.	1,066	11,929
Front Yard Residential Corp.	2,003	24,056
Granite Point Mortgage Trust, Inc.	2,177	41,581
KKR Real Estate Finance Trust, Inc.	1,125	22,534
Ready Capital Corp.	1,242	19,089
TPG RE Finance Trust, Inc.	2,071	40,902
Two Harbors Investment Corp.	11,163	150,254

		813,132

Multi-Utilities — 0.3%
Avista Corp.	2,689	123,775
Black Hills Corp.	2,474	195,817
MDU Resources Group, Inc.	8,099	216,567
NorthWestern Corp.	2,075	145,084

		681,243

Multiline Retail — 0.8%
Big Lots, Inc.	1,620	41,472
Burlington Stores, Inc.(b)	2,671	482,783
Dillard’s, Inc., Class A(a)	428	31,150
JC Penney Co., Inc.(a)(b)	13,695	10,894
Kohl’s Corp.	6,657	358,546
Macy’s, Inc.	12,643	287,376
Nordstrom, Inc.	4,454	147,472
Ollie’s Bargain Outlet Holdings, Inc.(b)	2,146	181,745

		1,541,438

Security	Shares	Value

Oil, Gas & Consumable Fuels — 2.2%
Abraxas Petroleum Corp.(b)	5,752	$5,007
Altus Midstream Co., Class A(b)	2,059	6,609
Amplify Energy Corp.(b)	294	1,338
Amyris, Inc.(a)(b)	1,323	4,088
Antero Midstream Corp.	9,288	84,707
Antero Resources Corp.(a)(b)	10,970	50,572
Arch Coal, Inc., Class A	675	60,183
Ardmore Shipping Corp.(b)	1,437	10,548
Berry Petroleum Corp.	2,530	24,794
Bonanza Creek Energy, Inc.(a)(b)	785	17,113
Brigham Minerals, Inc., Class A(b)	661	14,178
California Resources Corp.(a)(b)	1,999	30,605
Callon Petroleum Co.(a)(b)	9,373	46,115
Carrizo Oil & Gas, Inc.(b)	3,710	35,356
Centennial Resource Development, Inc., Class A(b)	7,520	44,744
Chaparral Energy, Inc., Class A(b)	1,218	4,324
Chesapeake Energy Corp.(a)(b)	53,631	97,072
Cimarex Energy Co.	4,081	206,784
Clean Energy Fuels Corp.(b)	5,189	13,855
CNX Resources Corp.(b)	7,796	64,083
Comstock Resources, Inc.(a)(b)	415	2,834
CONSOL Energy, Inc.(b)	1,111	23,875
Contura Energy, Inc.(b)	789	28,270
CVR Energy, Inc.	1,194	63,366
Delek US Holdings, Inc.	3,139	135,228
Denbury Resources, Inc.(b)	19,467	21,998
DHT Holdings, Inc.	3,514	19,854
Diamond S Shipping, Inc.(b)	860	10,277
Dorian LPG Ltd.(b)	1,177	10,770
Earthstone Energy, Inc., Class A(b)	661	2,895
Energy Fuels, Inc.(a)(b)	3,844	6,996
EQT Corp.	10,349	156,373
Equitrans Midstream Corp.	8,287	137,481
Evolution Petroleum Corp.	880	5,368
Extraction Oil & Gas, Inc.(a)(b)	3,907	14,495
Falcon Minerals Corp.	1,550	12,260
GasLog Ltd.	1,615	22,998
Golar LNG Ltd.	3,881	65,744
Goodrich Petroleum Corp.(b)	250	2,878
Green Plains, Inc.	1,514	15,276
Gulfport Energy Corp.(b)	6,626	25,046
Hallador Energy Co.	779	4,175
HighPoint Resources Corp.(b)	4,620	5,775
HollyFrontier Corp.	6,471	322,062
International Seaways, Inc.(b)	1,021	17,367
Isramco, Inc.(b)	37	4,448
Jagged Peak Energy, Inc.(b)	2,575	18,900
Kosmos Energy Ltd.	14,827	89,110
Laredo Petroleum, Inc.(b)	7,354	24,415
Magnolia Oil & Gas Corp., Class A(a)(b)	4,189	46,833
Matador Resources Co.(b)	4,549	80,199
Montage Resources Corp.(b)	910	3,039
Murphy Oil Corp.	6,795	163,352
Murphy USA, Inc.(b)	1,249	110,362
NextDecade Corp.(b)	435	2,140
Nordic American Tankers Ltd.	5,450	11,009
Northern Oil and Gas, Inc.(b)	11,510	18,646
Oasis Petroleum, Inc.(b)	12,826	62,463
Overseas Shipholding Group, Inc., Class A(b)	2,465	4,807
Panhandle Oil and Gas, Inc., Class A	595	7,027
Par Pacific Holdings, Inc.(b)	1,408	32,468
Parsley Energy, Inc., Class A(a)(b)	11,077	183,767
PBF Energy, Inc., Class A	4,843	135,265
PDC Energy, Inc.(b)	2,710	77,858
Peabody Energy Corp.	2,871	60,463

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Penn Virginia Corp.(b)	528	$18,079
PrimeEnergy Resources Corp.(b)	13	1,571
QEP Resources, Inc.(b)	9,802	48,520
Range Resources Corp.	8,391	47,745
Renewable Energy Group, Inc.(b)	1,431	19,447
REX American Resources Corp.(a)(b)	233	17,382
Ring Energy, Inc.(b)	2,761	6,764
Roan Resources, Inc.(b)	1,160	1,392
Rosehill Resources, Inc.(b)	205	578
SandRidge Energy, Inc.(b)	1,380	9,315
Scorpio Tankers, Inc.	1,789	46,890
SemGroup Corp., Class A	3,253	41,216
Ship Finance International Ltd.	3,396	44,657
SilverBow Resources, Inc.(b)	271	2,816
SM Energy Co.	4,575	45,613
Southwestern Energy Co.(b)	21,938	48,264
SRC Energy, Inc.(a)(b)	9,898	40,384
Talos Energy, Inc.(b)	839	17,267
Targa Resources Corp.	9,364	364,353
Teekay Corp.(a)	2,672	12,184
Teekay Tankers Ltd., Class A(b)	8,086	9,946
Tellurian, Inc.(a)(b)	3,745	23,107
Uranium Energy Corp.(b)	6,337	6,276
W&T Offshore, Inc.(b)	3,646	16,371
Whiting Petroleum Corp.(b)	3,711	65,610
World Fuel Services Corp.	2,699	105,369
WPX Energy, Inc.(b)	17,272	180,320

		4,333,743

Paper & Forest Products — 0.2%
Boise Cascade Co.	1,570	42,390
Clearwater Paper Corp.(b)	629	12,347
Domtar Corp.	2,583	109,649
Louisiana-Pacific Corp.	5,087	132,974
Neenah, Inc.	673	44,223
PH Glatfelter Co.	1,729	28,217
Schweitzer-Mauduit International, Inc.	1,242	42,762
Verso Corp., Class A(b)	1,451	23,477

		436,039

Personal Products — 0.3%
Edgewell Personal Care Co.(b)	2,215	67,402
elf Beauty, Inc.(b)	995	16,507
Herbalife Nutrition Ltd.(b)	4,163	170,766
Inter Parfums, Inc.	711	49,258
Lifevantage Corp.(b)	558	6,473
Medifast, Inc.	462	51,582
Nature’s Sunshine Products, Inc.(b)	227	2,050
Nu Skin Enterprises, Inc., Class A	2,261	90,395
Revlon, Inc., Class A(a)(b)	254	5,060
USANA Health Sciences, Inc.(a)(b)	559	38,040

		497,533

Pharmaceuticals — 1.3%
AcelRx Pharmaceuticals, Inc.(a)(b)	3,225	8,417
Aclaris Therapeutics, Inc.(a)(b)	1,425	1,824
Aerie Pharmaceuticals, Inc.(b)	1,766	38,269
Akcea Therapeutics, Inc.(a)(b)	485	10,491
Akorn, Inc.(b)	3,679	13,686
Amneal Pharmaceuticals, Inc.(b)	3,699	13,538
Amphastar Pharmaceuticals, Inc.(b)	1,451	29,238
ANI Pharmaceuticals, Inc.(b)	376	31,806
Arvinas Holding Co. LLC(b)	735	19,610
Assembly Biosciences, Inc.(b)	888	11,100
Assertio Therapeutics, Inc.(b)	2,581	8,853
Axsome Therapeutics, Inc.(b)	1,017	25,933

Security	Shares	Value

Pharmaceuticals (continued)
BioDelivery Sciences International, Inc.(b)	3,366	$12,488
Catalent, Inc.(b)	5,927	334,816
Cerecor, Inc.(b)	875	3,526
Collegium Pharmaceutical, Inc.(a)(b)	1,244	13,647
Corcept Therapeutics, Inc.(b)	3,962	44,612
Corium International, Inc.(c)	1,333	240
CorMedix, Inc.(a)(b)	973	9,428
Cymabay Therapeutics, Inc.(b)	2,877	17,780
Dermira, Inc.(a)(b)	1,941	17,100
Dova Pharmaceuticals, Inc.(b)	308	4,925
Eloxx Pharmaceuticals, Inc.(b)	956	7,801
Endo International PLC(b)	9,017	28,584
Evofem Biosciences, Inc.(b)	651	3,164
Evolus, Inc.(a)(b)	397	7,047
EyePoint Pharmaceuticals, Inc.(b)	2,535	3,524
Heska Corp.(b)	297	23,802
Horizon Therapeutics PLC(b)	7,479	186,152
Intersect ENT, Inc.(b)	1,293	25,563
Intra-Cellular Therapies, Inc.(b)	1,790	14,946
Jazz Pharmaceuticals PLC(b)	2,264	315,556
Kala Pharmaceuticals, Inc.(a)(b)	638	3,751
Kaleido Biosciences, Inc.(a)(b)	129	989
KalVista Pharmaceuticals, Inc.(b)	486	8,063
Lannett Co., Inc.(a)(b)	1,299	9,184
Liquidia Technologies, Inc.(a)(b)	517	3,779
Mallinckrodt PLC(b)	3,481	23,706
Marinus Pharmaceuticals, Inc.(a)(b)	1,948	2,143
Medicines Co.(a)(b)	2,883	103,327
Menlo Therapeutics, Inc.(b)	411	1,558
MyoKardia, Inc.(b)	1,820	99,063
Nektar Therapeutics(b)	6,853	195,036
NGM Biopharmaceuticals, Inc.(b)	270	3,799
Odonate Therapeutics, Inc.(b)	324	13,203
Omeros Corp.(a)(b)	1,844	28,600
Optinose, Inc.(a)(b)	853	4,581
Osmotica Pharmaceuticals PLC(b)	129	420
Pacira BioSciences, Inc.(b)	1,651	72,462
Paratek Pharmaceuticals, Inc.(a)(b)	1,044	3,372
Perrigo Co. PLC	5,159	278,638
Phibro Animal Health Corp., Class A	821	25,558
Prestige Consumer Healthcare, Inc.(a)(b)	2,100	72,660
Reata Pharmaceuticals, Inc., Class A(b)	822	74,514
resTORbio, Inc.(a)(b)	708	7,703
Revance Therapeutics, Inc.(b)	1,762	22,166
SIGA Technologies, Inc.(a)(b)	2,146	12,018
Supernus Pharmaceuticals, Inc.(a)(b)	2,020	67,407
TherapeuticsMD, Inc.(a)(b)	7,955	17,103
Theravance Biopharma, Inc.(b)	1,860	38,781
Tricida, Inc.(b)	855	26,984
Verrica Pharmaceuticals, Inc.(b)	426	5,214
WaVe Life Sciences Ltd.(b)	922	19,740
Xeris Pharmaceuticals, Inc.(b)	1,025	11,992
Zogenix, Inc.(b)	1,747	84,153
Zynerba Pharmaceuticals, Inc.(a)(b)	862	9,129

		2,638,262

Professional Services — 1.1%
Acacia Research Corp.(b)	169	471
ASGN, Inc.(b)	2,063	130,072
Barrett Business Services, Inc.	287	25,112
BG Staffing, Inc.	361	6,000
CBIZ, Inc.(b)	2,102	49,124
CRA International, Inc.	341	14,806
Exponent, Inc.	2,120	145,856
Forrester Research, Inc.	448	21,204

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Franklin Covey Co.(b)	384	$14,016
FTI Consulting, Inc.(b)	1,524	159,182
GP Strategies Corp.(b)	562	8,925
Heidrick & Struggles International, Inc.	746	22,156
Huron Consulting Group, Inc.(b)	917	55,909
ICF International, Inc.	740	63,041
Insperity, Inc.	1,573	167,288
Kelly Services, Inc., Class A	1,379	38,378
Kforce, Inc.	929	31,670
Korn Ferry	2,276	89,401
ManpowerGroup, Inc.	2,431	222,072
Mistras Group, Inc.(b)	624	9,460
Navigant Consulting, Inc.	1,621	39,488
Paylocity Holding Corp.(a)(b)	1,335	136,290
Resources Connection, Inc.	1,252	22,035
Robert Half International, Inc.	4,738	286,223
TriNet Group, Inc.(b)	1,804	132,666
TrueBlue, Inc.(b)	1,633	32,284
Upwork, Inc.(a)(b)	2,297	37,763
WageWorks, Inc.(b)	1,639	83,868
Willdan Group, Inc.(a)(b)	428	14,971

		2,059,731

Real Estate Management & Development — 0.7%
Alexander & Baldwin, Inc.	2,770	65,123
Altisource Portfolio Solutions SA(b)	173	3,633
CareTrust REIT, Inc.	3,908	90,783
Consolidated-Tomoka Land Co.	203	12,732
Cushman & Wakefield PLC(b)	4,152	82,376
Essential Properties Realty Trust, Inc.	2,968	62,684
eXp World Holdings, Inc.(b)	660	6,976
Forestar Group, Inc.(b)	458	9,462
FRP Holdings, Inc.(b)	275	13,634
Global Medical REIT, Inc.	1,303	13,460
Howard Hughes Corp.(b)	1,632	220,320
Jones Lang LaSalle, Inc.	2,095	305,221
Kennedy-Wilson Holdings, Inc.	5,027	108,181
Marcus & Millichap, Inc.(a)(b)	917	30,444
Maui Land & Pineapple Co., Inc.(b)	141	1,597
Newmark Group, Inc., Class A	5,811	57,296
Rafael Holdings, Inc., Class B(b)	438	9,067
RE/MAX Holdings, Inc., Class A	725	21,083
Realogy Holdings Corp.	4,698	24,477
Redfin Corp.(b)	3,589	64,746
RMR Group, Inc., Class A	619	30,480
St. Joe Co.(a)(b)	1,386	26,667
Stratus Properties, Inc.(b)	267	7,535
Tejon Ranch Co.(a)(b)	784	14,527
Transcontinental Realty Investors, Inc.(b)	22	557

		1,283,061

Road & Rail — 0.7%
AMERCO	360	139,320
ArcBest Corp.	1,015	30,379
Avis Budget Group, Inc.(b)	2,417	87,955
Covenant Transportation Group, Inc., Class A(b)	447	7,532
Daseke, Inc.(a)(b)	1,855	6,864
Genesee & Wyoming, Inc., Class A(b)	2,282	250,586
Heartland Express, Inc.	1,918	38,053
Hertz Global Holdings, Inc.(b)	4,119	63,927
Knight-Swift Transportation Holdings, Inc.	5,102	182,856
Landstar System, Inc.	1,642	182,705
Marten Transport Ltd.	1,578	31,670
PAM Transportation Services, Inc.(b)	74	4,322
Ryder System, Inc.	2,130	113,444
Saia, Inc.(b)	1,061	80,954

Security	Shares	Value

Road & Rail (continued)
Schneider National, Inc., Class B	2,317	$44,718
Universal Logistics Holdings, Inc.	322	6,340
US Xpress Enterprises, Inc., Class A(b)	818	4,164
Werner Enterprises, Inc.	1,877	62,223
YRC Worldwide, Inc.(b)	957	3,120

		1,341,132

Semiconductors & Semiconductor Equipment — 2.2%
Acacia Communications, Inc.(b)	1,525	102,434
Adesto Technologies Corp.(b)	1,111	9,466
Advanced Energy Industries, Inc.(b)	1,548	90,403
Alpha & Omega Semiconductor Ltd.(b)	788	7,998
Ambarella, Inc.(b)	1,276	63,736
Amkor Technology, Inc.(b)	4,076	37,622
Aquantia Corp.(b)	1,107	14,535
Axcelis Technologies, Inc.(b)	1,294	20,769
AXT, Inc.(b)	1,499	6,401
Brooks Automation, Inc.	2,908	112,830
Cabot Microelectronics Corp.	1,188	144,520
CEVA, Inc.(b)	896	24,891
Cirrus Logic, Inc.(b)	2,405	117,965
Cohu, Inc.	1,669	25,302
Cree, Inc.(b)	4,291	266,814
Cypress Semiconductor Corp.	14,932	342,988
Diodes, Inc.(a)(b)	1,661	70,759
DSP Group, Inc.(b)	854	13,767
Entegris, Inc.	5,494	239,044
First Solar, Inc.(a)(b)	3,362	216,815
FormFactor, Inc.(a)(b)	3,076	51,615
GSI Technology, Inc.(b)	614	5,047
Ichor Holdings Ltd.(a)(b)	866	21,832
Impinj, Inc.(a)(b)	558	20,200
Inphi Corp.(b)	1,830	110,184
Lattice Semiconductor Corp.(b)	5,094	98,518
MACOM Technology Solutions Holdings, Inc.(b)	1,844	36,179
MaxLinear, Inc.(b)	2,669	58,665
MKS Instruments, Inc.	2,201	187,371
Monolithic Power Systems, Inc.	1,708	253,057
Nanometrics, Inc.(b)	974	30,564
NeoPhotonics Corp.(b)	1,615	7,413
NVE Corp.	184	12,369
ON Semiconductor Corp.(b)	16,659	358,335
PDF Solutions, Inc.(b)	1,102	14,712
Photronics, Inc.(b)	2,652	25,539
Power Integrations, Inc.	1,156	105,277
Rambus, Inc.(b)	4,569	56,930
Rudolph Technologies, Inc.(b)	1,226	33,004
Semtech Corp.(b)	2,662	140,740
Silicon Laboratories, Inc.(b)	1,743	195,582
SMART Global Holdings, Inc.(b)	506	15,403
SunPower Corp.(b)	2,534	29,622
Teradyne, Inc.	6,956	387,658
Ultra Clean Holdings, Inc.(a)(b)	1,636	23,869
Veeco Instruments, Inc.(b)	1,929	22,974
Xperi Corp.	2,052	43,810

		4,275,528

Software — 6.3%
A10 Networks, Inc.(a)(b)	2,247	17,032
ACI Worldwide, Inc.(b)	4,411	148,033
Alarm.com Holdings, Inc.(b)	1,504	75,065
Allscripts Healthcare Solutions, Inc.(b)	6,795	69,989
Altair Engineering, Inc., Class A(b)	1,572	65,411
Alteryx, Inc., Class A(a)(b)	1,855	218,037
American Software, Inc., Class A	1,204	16,037
Anaplan, Inc.(b)	3,344	190,407

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Appfolio, Inc., Class A(b)	626	$60,440
Appian Corp.(b)	1,259	49,466
Aspen Technology, Inc.(b)	2,820	371,873
Avalara, Inc.(b)	1,731	141,042
Avaya Holdings Corp.(b)	4,618	55,601
Benefitfocus, Inc.(b)	1,189	29,713
Blackbaud, Inc.	1,979	180,089
Blackline, Inc.(a)(b)	1,752	78,139
Bottomline Technologies DE, Inc.(b)	1,755	73,868
Box, Inc., Class A(b)	5,870	97,090
Carbon Black, Inc.(a)(b)	2,232	41,538
CDK Global, Inc.	4,974	258,001
Ceridian HCM Holding, Inc.(b)	2,557	136,314
ChannelAdvisor Corp.(b)	1,021	9,322
Cision Ltd.(a)(b)	3,825	39,742
Cloudera, Inc.(a)(b)	9,515	56,900
CommVault Systems, Inc.(b)	1,395	63,389
Cornerstone OnDemand, Inc.(b)	2,294	135,805
Coupa Software, Inc.(a)(b)	2,500	339,275
Digimarc Corp.(b)	470	21,235
Digital Turbine, Inc.(b)	3,213	17,447
DocuSign, Inc.(b)	6,241	322,785
Domo, Inc., Class B(a)(b)	702	19,473
Ebix, Inc.	972	44,741
eGain Corp.(b)	702	5,433
Elastic NV(b)	1,517	149,925
Envestnet, Inc.(a)(b)	1,957	139,749
ePlus, Inc.(b)	544	41,290
Everbridge, Inc.(b)	1,336	136,673
Fair Isaac Corp.(b)	1,156	401,618
FireEye, Inc.(b)	8,210	123,150
Five9, Inc.(b)	2,371	117,056
ForeScout Technologies, Inc.(a)(b)	1,647	61,532
Glu Mobile, Inc.(b)	4,800	35,808
GTY Technology Holdings, Inc.(b)	1,317	9,166
Guidewire Software, Inc.(a)(b)	3,332	340,131
HubSpot, Inc.(b)	1,626	290,599
Ideanomics, Inc.(a)(b)	2,097	3,984
Instructure, Inc.(a)(b)	1,359	53,939
Intelligent Systems Corp.(a)(b)	282	13,843
j2 Global, Inc.	1,889	168,291
LivePerson, Inc.(b)	2,487	82,544
LogMeIn, Inc.	2,021	153,535
Majesco(b)	155	1,460
Manhattan Associates, Inc.(b)	2,624	223,014
MicroStrategy, Inc., Class A(b)	328	44,847
Mitek Systems, Inc.(b)	797	8,002
MobileIron, Inc.(b)	3,996	27,572
Model N, Inc.(b)	1,356	29,642
Monotype Imaging Holdings, Inc.	1,619	32,331
Netscout Systems, Inc.(b)	3,085	80,333
New Relic, Inc.(b)	1,906	177,582
Nuance Communications, Inc.(a)(b)	11,843	197,068
Nutanix, Inc., Class A(a)(b)	5,688	129,118
OneSpan, Inc.(b)	1,286	18,801
Pagerduty, Inc.(a)(b)	396	17,503
Paycom Software, Inc.(a)(b)	2,011	484,148
Pegasystems, Inc.	1,570	118,692
Pluralsight, Inc., Class A(b)	2,564	78,689
Progress Software Corp.	1,822	78,874
Proofpoint, Inc.(b)	2,246	283,445
PROS Holdings, Inc.(b)	1,350	97,686
PTC, Inc.(b)	4,283	290,302
Q2 Holdings, Inc.(b)	1,641	131,067

Security	Shares	Value

Software (continued)
QAD, Inc., Class A	430	$18,550
Qualys, Inc.(b)	1,384	119,799
Rapid7, Inc.(b)	1,971	119,541
RealPage, Inc.(b)	3,270	204,310
Rimini Street, Inc.(a)(b)	626	3,086
RingCentral, Inc., Class A(b)	2,859	405,921
Rosetta Stone, Inc.(b)	878	20,159
SailPoint Technologies Holding, Inc.(b)	3,496	73,905
SecureWorks Corp., Class A(b)	307	3,666
SharpSpring, Inc.(b)	356	3,389
ShotSpotter, Inc.(a)(b)	333	12,517
Smartsheet, Inc., Class A(b)	3,508	175,084
SolarWinds Corp.(b)	1,787	32,023
SPS Commerce, Inc.(b)	720	80,518
SVMK, Inc.(b)	3,395	57,613
Synchronoss Technologies, Inc.(b)	1,578	12,766
Tableau Software, Inc., Class A(b)	3,102	525,882
Telaria, Inc.(b)	1,710	13,851
TeleNav, Inc.(b)	1,239	11,684
Tenable Holdings, Inc.(b)	1,496	37,490
Trade Desk, Inc., Class A(b)	1,553	408,920
Tyler Technologies, Inc.(b)	1,540	359,359
Upland Software, Inc.(a)(b)	902	39,679
Varonis Systems, Inc.(b)	1,206	86,723
Verint Systems, Inc.(b)	2,646	153,124
VirnetX Holding Corp.(a)(b)	2,450	17,910
Workiva, Inc.(a)(b)	1,436	82,556
Yext, Inc.(b)	3,808	79,244
Zendesk, Inc.(b)	4,409	368,416
Zix Corp.(b)	2,104	19,167
Zscaler, Inc.(a)(b)	2,508	211,349
Zuora, Inc., Class A(b)	3,452	51,815
Zynga, Inc., Class A(b)	34,615	220,844

		12,352,601

Specialty Retail — 1.7%
Aaron’s, Inc.	2,737	172,568
Abercrombie & Fitch Co., Class A	2,681	50,751
America’s Car-Mart, Inc.(b)	258	23,261
American Eagle Outfitters, Inc.	6,629	117,267
Asbury Automotive Group, Inc.(b)	795	73,204
Ascena Retail Group, Inc.(b)	3,344	1,485
AutoNation, Inc.(b)	2,217	107,924
Barnes & Noble Education, Inc.(b)	1,431	5,009
Barnes & Noble, Inc.	2,210	14,409
Bed Bath & Beyond, Inc.	5,105	49,570
BMC Stock Holdings, Inc.(b)	2,774	58,670
Boot Barn Holdings, Inc.(b)	1,146	35,858
Buckle, Inc.	1,235	25,132
Caleres, Inc.	1,669	31,344
Carvana Co.(a)(b)	1,600	101,696
Cato Corp., Class A	890	12,789
Chico’s FAS, Inc.	4,771	15,220
Children’s Place, Inc.	620	60,555
Citi Trends, Inc.	537	8,243
Conn’s, Inc.(a)(b)	866	18,013
Container Store Group, Inc.(a)(b)	598	3,654
Designer Brands, Inc., Class A	2,683	49,314
Dick’s Sporting Goods, Inc.	2,785	103,518
Express, Inc.(a)(b)	2,819	6,963
Five Below, Inc.(b)	2,236	262,641
Floor & Decor Holdings, Inc., Class A(a)(b)	2,742	107,349
Foot Locker, Inc.	4,553	186,946
GameStop Corp., Class A(a)	4,220	16,964
Genesco, Inc.(b)	731	28,787

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
GNC Holdings, Inc., Class A(a)(b)	2,984	$6,207
Group 1 Automotive, Inc.	721	60,535
Guess?, Inc.	2,312	38,957
Haverty Furniture Cos., Inc.	814	14,742
Hibbett Sports, Inc.(b)	725	13,340
Hudson Ltd., Class A(b)	1,700	21,726
J. Jill, Inc.	556	1,190
L Brands, Inc.	9,311	241,620
Lithia Motors, Inc., Class A	897	118,296
Lumber Liquidators Holdings, Inc.(a)(b)	1,197	10,498
MarineMax, Inc.(b)	933	14,406
Michaels Cos., Inc.(b)	3,568	24,512
Monro, Inc.	1,330	111,999
National Vision Holdings, Inc.(a)(b)	2,812	88,831
Office Depot, Inc.	22,500	45,900
Party City Holdco, Inc.(a)(b)	2,244	14,317
Penske Automotive Group, Inc.	1,418	65,186
Rent-A-Center, Inc.(b)	1,995	53,925
RH(b)	746	103,992
RTW RetailWinds, Inc.(b)	745	1,624
Sally Beauty Holdings, Inc.(b)	4,873	66,955
Shoe Carnival, Inc.	361	9,162
Signet Jewelers Ltd.	2,102	38,130
Sleep Number Corp.(b)	1,195	58,758
Sonic Automotive, Inc., Class A	936	25,806
Sportsman’s Warehouse Holdings, Inc.(b)	1,257	5,644
Systemax, Inc.	541	11,740
Tailored Brands, Inc.	2,097	10,212
Tile Shop Holdings, Inc.	1,560	4,040
Tilly’s, Inc., Class A	1,007	8,247
Urban Outfitters, Inc.(b)	3,030	72,144
Williams-Sonoma, Inc.	3,192	212,843
Winmark Corp.	97	16,394
Zumiez, Inc.(b)	808	20,014

		3,360,996

Technology Hardware, Storage & Peripherals — 0.4%
3D Systems Corp.(a)(b)	4,624	41,708
AstroNova, Inc.	279	6,746
Avid Technology, Inc.(a)(b)	1,084	11,111
Cray, Inc.(b)	1,645	56,983
Diebold Nixdorf, Inc.(b)	3,020	42,008
Immersion Corp.(b)	1,063	8,547
NCR Corp.(a)(b)	4,876	164,858
Pure Storage, Inc., Class A(a)(b)	9,416	142,558
Stratasys Ltd.(a)(b)	2,130	59,406
Synaptics, Inc.(b)	1,442	46,404
USA Technologies, Inc.(b)	2,512	16,529
Xerox Corp.	7,604	244,088

		840,946

Textiles, Apparel & Luxury Goods — 1.0%
Capri Holdings Ltd.(b)	5,811	206,814
Carter’s, Inc.	1,811	168,459
Centric Brands, Inc.(b)	270	729
Columbia Sportswear Co.	1,214	128,660
Crocs, Inc.(b)	2,597	59,341
Culp, Inc.	407	7,314
Deckers Outdoor Corp.(b)	1,188	185,661
Delta Apparel, Inc.(b)	228	4,341
Fossil Group, Inc.(b)	1,935	21,362
G-III Apparel Group Ltd.(a)(b)	1,837	52,648
Hanesbrands, Inc.	14,689	236,346
Kontoor Brands, Inc.(b)	1,778	52,149
Movado Group, Inc.	684	18,010
Oxford Industries, Inc.	686	50,208

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Ralph Lauren Corp.	2,127	$221,697
Rocky Brands, Inc.	253	7,975
Skechers U.S.A., Inc., Class A(b)	5,415	205,445
Steven Madden Ltd.	3,480	120,095
Superior Group of Cos., Inc.	343	5,838
Unifi, Inc.(a)(b)	596	11,151
Vera Bradley, Inc.(b)	851	9,999
Wolverine World Wide, Inc.	3,579	97,170

		1,871,412

Thrifts & Mortgage Finance — 1.3%
Axos Financial, Inc.(b)	2,369	69,435
Banc of California, Inc.	1,963	30,682
Bank7 Corp.(b)	125	2,364
Berkshire Hills Bancorp, Inc.	1,927	63,206
Bridgewater Bancshares, Inc.(b)	1,023	12,194
Brookline Bancorp, Inc.	3,331	49,399
Capitol Federal Financial, Inc.	5,404	73,819
Columbia Financial, Inc.(a)(b)	2,169	33,164
Dime Community Bancshares, Inc.	1,380	27,848
Entegra Financial Corp.(b)	278	8,287
ESSA Bancorp, Inc.	306	4,697
Essent Group Ltd.(b)	3,906	180,301
Federal Agricultural Mortgage Corp., Class C	394	30,444
First Defiance Financial Corp.	811	23,292
Flagstar Bancorp, Inc.	1,169	40,307
Flushing Financial Corp.	1,103	22,457
FS Bancorp, Inc.	127	6,261
Greene County Bancorp, Inc.	142	3,941
Hingham Institution for Savings	55	10,603
Home Bancorp, Inc.	328	12,254
HomeStreet, Inc.(b)	978	28,382
Kearny Financial Corp.	3,458	46,164
Ladder Capital Corp.	4,149	69,828
LendingTree, Inc.(b)	318	102,568
Luther Burbank Corp.	865	9,653
Malvern Bancorp, Inc.(a)(b)	253	5,374
Merchants Bancorp	388	6,941
Meridian Bancorp, Inc.	1,992	36,533
Meta Financial Group, Inc.	1,472	45,441
MGIC Investment Corp.(b)	14,446	185,631
MMA Capital Holdings, Inc.(b)	195	6,256
Mr Cooper Group, Inc.(b)	3,217	24,481
New York Community Bancorp, Inc.	18,488	213,167
NMI Holdings, Inc., Class A(b)	2,633	65,509
Northfield Bancorp, Inc.	1,831	28,655
Northwest Bancshares, Inc.	4,209	72,184
OceanFirst Financial Corp.	2,067	50,435
Ocwen Financial Corp.(b)	5,694	10,819
OP Bancorp	406	4,003
Oritani Financial Corp.	1,646	29,793
PCSB Financial Corp.	603	11,722
Ponce de Leon Federal Bank(b)	246	3,537
Provident Bancorp, Inc.(a)(b)	177	4,894
Provident Financial Holdings, Inc.	238	4,943
Provident Financial Services, Inc.	2,530	61,175
Prudential Bancorp, Inc.	284	5,189
Radian Group, Inc.	8,492	193,618
Riverview Bancorp, Inc.	700	5,950
Southern Missouri Bancorp, Inc.	312	10,873
Sterling Bancorp, Inc.(a)	690	6,776
Territorial Bancorp, Inc.	349	10,034
TFS Financial Corp.	2,003	35,974
Timberland Bancorp, Inc.	244	6,744
TrustCo Bank Corp. NY	3,947	31,971

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
United Community Financial Corp.	1,957	$19,922
United Financial Bancorp, Inc.	2,111	30,272
Walker & Dunlop, Inc.	1,129	65,866
Washington Federal, Inc.	3,284	120,129
Waterstone Financial, Inc.	1,136	19,198
Western New England Bancorp, Inc.	1,001	9,349
WSFS Financial Corp.	2,154	91,265

		2,496,173

Tobacco — 0.1%
22nd Century Group, Inc.(a)(b)	4,799	7,631
Pyxus International, Inc.(a)(b)	320	4,566
Turning Point Brands, Inc.	349	12,958
Universal Corp.	1,006	59,857
Vector Group Ltd.	4,267	49,284

		134,296

Trading Companies & Distributors — 1.0%
Air Lease Corp.	4,242	177,273
Aircastle Ltd.	2,161	44,927
Applied Industrial Technologies, Inc.	1,571	95,580
Beacon Roofing Supply, Inc.(b)	2,760	99,995
BlueLinx Holdings, Inc.(a)(b)	357	7,572
CAI International, Inc.(a)(b)	723	16,484
DXP Enterprises, Inc.(b)	662	22,475
EVI Industries, Inc.	146	5,127
Foundation Building Materials, Inc.(b)	631	10,859
GATX Corp.	1,472	113,138
General Finance Corp.(b)	582	4,703
GMS, Inc.(b)	1,242	27,957
H&E Equipment Services, Inc.	1,278	39,120
HD Supply Holdings, Inc.(b)	6,930	280,734
Herc Holdings, Inc.(b)	983	44,373
Kaman Corp.	1,123	71,198
Lawson Products, Inc.(b)	164	6,867
MRC Global, Inc.(b)	3,296	51,549
MSC Industrial Direct Co., Inc., Class A	1,798	127,748
NOW, Inc.(b)	4,437	54,353
Rush Enterprises, Inc., Class A	1,150	43,309
Rush Enterprises, Inc., Class B	112	4,413
SiteOne Landscape Supply, Inc.(a)(b)	1,665	122,994
Textainer Group Holdings Ltd.(a)(b)	1,194	11,618
Titan Machinery, Inc.(b)	740	15,348
Transcat, Inc.(b)	261	6,217
Triton International Ltd.	2,312	76,481
Univar, Inc.(a)(b)	6,499	143,758
Veritiv Corp.(b)	489	8,518
Watsco, Inc.	1,307	212,544
WESCO International, Inc.(b)	1,821	92,397
Willis Lease Finance Corp.(a)(b)	123	7,657

		2,047,286

Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	3,023	125,273
Wesco Aircraft Holdings, Inc.(b)	2,197	23,135

		148,408

Water Utilities — 0.4%
American States Water Co.	1,497	115,973
Aqua America, Inc.	8,820	369,999
AquaVenture Holdings Ltd.(b)	451	7,771
Artesian Resources Corp., Class A	289	10,398
Cadiz, Inc.(a)(b)	545	5,897
California Water Service Group	1,955	104,377
Connecticut Water Service, Inc.	502	35,090
Consolidated Water Co. Ltd.	482	6,762

Security	Shares	Value

Water Utilities (continued)
Evoqua Water Technologies Corp.(b)	3,067	$43,613
Global Water Resources, Inc.	404	5,115
Middlesex Water Co.	670	41,962
Pure Cycle Corp.(b)	622	6,761
SJW Group	1,067	69,238
York Water Co.	519	18,668

		841,624

Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc.(b)	1,738	26,105
Gogo, Inc.(a)(b)	2,050	8,590
Shenandoah Telecommunications Co.	1,986	78,169
Spok Holdings, Inc.	799	10,379
Telephone & Data Systems, Inc.	4,125	133,402
United States Cellular Corp.(b)	611	29,261

		285,906

Total Common Stocks — 98.8% (Cost — $170,828,850)		194,374,428

Investment Companies — 0.7%

United States — 0.7%
iShares Russell 2000 ETF(a)(d)	4,541	710,939
iShares Russell Mid-Cap ETF(d)(f)	10,293	583,510

Total Investment Companies — 0.7% (Cost — $1,265,635)		1,294,449

Total Long-Term Investments — 99.5% (Cost — $172,094,485)		195,668,877

Short-Term Securities — 8.2%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.48%(d)(e)(f)	15,171,717	15,179,304
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.28%(e)(f)	1,035,862	1,035,862

Total Short-Term Securities — 8.2% (Cost — $16,210,786)		16,215,166

Total Investments — 107.7% (Cost — $188,305,271)		211,884,043

Liabilities in Excess of Other Assets — (7.7)%		(15,153,632)

Net Assets — 100.0%		$196,730,411

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund

(f)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased		Shares Sold		Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	10,785,089	4,386,628	(b)	—		15,171,717	$15,179,304	$96,744	(c)	$757	$2,403
BlackRock Cash Funds: Treasury, SL Agency Shares	2,050,697	—		(1,014,835	)(d)	1,035,862	1,035,862	36,641		—	—
PennyMac Mortgage Investment Trust	1,345	1,764		—		3,109	68,491	4,556		—	8,005
iShares Russell 2000 ETF	2,292	20,790		(18,541)		4,541	710,939	2,739		2,953	(7,731)
iShares Russell Mid-Cap ETF	1,643	52,587		(43,937)		10,293	583,510	4,092		37,973	5,535

							$17,578,106	$144,772		$41,683	$8,212

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares sold.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	6	09/20/19	$473	$(423)
S&P MidCap 400 E-Mini Index	3	09/20/19	590	(3,146)

				$(3,569)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,569	$—	$—	$—	$3,569

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(82,605)	$—	$—	$—	$(82,605)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$464	$—	$—	$—	$464

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Russell Small/Mid-Cap Index Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$961,418

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$194,373,834	$47	$547	$194,374,428
Investment companies	1,294,449	—	—	1,294,449
Short-Term Securities	16,215,166	—	—	16,215,166

	$211,883,449	$47	$547	$211,884,043

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(3,569)	$—	$—	$(3,569)

	$(3,569)	$—	$—	$(3,569)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.7%

Aerospace & Defense — 2.3%
AAR Corp.	1,153	$48,265
Aerojet Rocketdyne Holdings, Inc.(a)(b)	2,660	113,635
Aerovironment, Inc.(a)	679	37,243
Arconic, Inc.	14,696	367,988
Astronics Corp.(a)	802	29,546
Axon Enterprise, Inc.(a)	2,018	141,704
Boeing Co.	19,133	6,527,797
Cubic Corp.	1,292	85,530
Curtiss-Wright Corp.	1,569	199,122
Ducommun, Inc.(a)	229	9,652
General Dynamics Corp.	9,221	1,714,553
HEICO Corp.(b)	1,398	191,176
HEICO Corp., Class A	2,739	288,663
Hexcel Corp.	3,040	248,550
Huntington Ingalls Industries, Inc.	1,479	337,656
Kratos Defense & Security Solutions, Inc.(a)	3,476	85,683
L3Harris Technologies, Inc.	7,883	1,636,511
Lockheed Martin Corp.	8,871	3,212,810
Maxar Technologies, Inc.(a)	1,806	13,292
Moog, Inc., Class A	1,168	95,145
National Presto Industries, Inc.	228	20,969
Northrop Grumman Corp.	5,705	1,971,477
Park Aerospace Corp.	658	11,969
Parsons Corp.(a)	1,050	38,546
Raytheon Co.	10,143	1,848,967
Spirit AeroSystems Holdings, Inc., Class A	3,820	293,529
Teledyne Technologies, Inc.(a)	1,257	366,139
Textron, Inc.	8,344	411,359
TransDigm Group, Inc.(a)	1,774	861,171
Triumph Group, Inc.	1,299	31,475
United Technologies Corp.	29,425	3,931,180
Vectrus, Inc.(a)(b)	359	14,518

		25,185,820

Air Freight & Logistics — 0.5%
Air Transport Services Group, Inc.(a)	1,886	43,963
Atlas Air Worldwide Holdings, Inc.(a)	708	32,320
C.H. Robinson Worldwide, Inc.	4,798	401,736
Echo Global Logistics, Inc.(a)	852	17,943
Expeditors International of Washington, Inc.	6,234	475,966
FedEx Corp.	8,798	1,500,323
Forward Air Corp.	1,054	66,402
Hub Group, Inc., Class A(a)	1,099	49,840
Park-Ohio Holdings Corp.	132	4,039
Radiant Logistics, Inc.(a)(b)	1,065	5,847
United Parcel Service, Inc., Class B	25,172	3,007,299
XPO Logistics, Inc.(a)	3,474	234,425

		5,840,103

Airlines — 0.4%
Alaska Air Group, Inc.	4,300	272,448
Allegiant Travel Co.	514	77,023
American Airlines Group, Inc.	14,173	432,418
Copa Holdings SA, Class A	1,182	119,500
Delta Air Lines, Inc.	21,080	1,286,723
Hawaiian Holdings, Inc.	1,545	40,155
JetBlue Airways Corp.(a)	11,161	214,626
SkyWest, Inc.	1,956	118,749
Southwest Airlines Co.	17,721	913,163
Spirit Airlines, Inc.(a)	2,382	101,068
United Airlines Holdings, Inc.(a)	8,669	796,768

		4,372,641

Security	Shares	Value

Auto Components — 0.2%
Adient PLC	3,516	$83,505
American Axle & Manufacturing Holdings, Inc.(a)(b)	3,615	43,633
Aptiv PLC	9,343	818,914
BorgWarner, Inc.	7,619	287,998
Cooper Tire & Rubber Co.	2,169	58,389
Cooper-Standard Holdings, Inc.(a)	597	29,540
Dana, Inc.	4,871	81,394
Dorman Products, Inc.(a)(b)	1,032	74,180
Fox Factory Holding Corp.(a)	1,286	102,983
Gentex Corp.	9,585	262,821
Gentherm, Inc.(a)(b)	1,168	47,783
Goodyear Tire & Rubber Co.	7,992	109,730
LCI Industries	882	80,818
Lear Corp.	2,199	278,789
Modine Manufacturing Co.(a)	1,640	22,501
Motorcar Parts of America, Inc.(a)(b)	702	12,552
Spartan Motors, Inc.	1,242	14,929
Standard Motor Products, Inc.	594	27,330
Stoneridge, Inc.(a)	828	26,968
Tenneco, Inc., Class A	1,503	13,587
Tower International, Inc.	586	18,049
Visteon Corp.(a)	1,206	79,451

		2,575,844

Automobiles — 0.4%
Ford Motor Co.	142,401	1,357,082
General Motors Co.	45,560	1,837,890
Harley-Davidson, Inc.	5,871	210,064
Tesla, Inc.(a)(b)	5,069	1,224,721
Thor Industries, Inc.	1,908	113,717
Winnebago Industries, Inc.	953	38,406

		4,781,880

Banks — 5.6%
1st Source Corp.	411	19,296
ACNB Corp.	387	14,435
Allegiance Bancshares, Inc.(a)	408	13,692
Amerant Bancorp, Inc.(a)(b)	1,161	21,339
American National Bankshares, Inc.	234	8,656
Ameris Bancorp	2,122	84,392
Ames National Corp.	233	6,363
Arrow Financial Corp.	455	15,133
Associated Banc-Corp	5,634	122,089
Atlantic Capital Bancshares, Inc.(a)	685	12,597
Atlantic Union Bankshares Corp.	4,258	161,932
BancFirst Corp.	744	43,405
Banco Latinoamericano de Comercio Exterior SA	1,539	32,350
Bancorp, Inc.(a)	1,904	18,431
BancorpSouth Bank	5,943	177,636
Bank First Corp.	610	35,319
Bank of America Corp.	311,453	9,555,378
Bank of Commerce Holdings	737	7,937
Bank of Hawaii Corp.	1,589	135,462
Bank of Marin Bancorp	316	13,816
Bank of NT Butterfield & Son Ltd.	2,038	64,054
Bank OZK	4,523	138,313
BankFinancial Corp.	603	8,086
BankUnited, Inc.	3,874	133,304
Bankwell Financial Group, Inc.	364	10,228
Banner Corp.	994	58,904
Bar Harbor Bankshares	399	10,131
Baycom Corp.(a)	382	8,748
BB&T Corp.	27,676	1,426,144
BOK Financial Corp.	1,308	109,453
Boston Private Financial Holdings, Inc.	3,138	36,213

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Bridge Bancorp, Inc.	369	$10,778
Bryn Mawr Bank Corp.	476	17,650
Business First Bancshares, Inc.	348	8,679
Byline Bancorp, Inc.(a)	413	7,892
C&F Financial Corp.	148	8,036
Cadence BanCorp	5,086	87,174
Cambridge Bancorp	101	7,898
Camden National Corp.	528	23,607
Capital City Bank Group, Inc.	363	9,373
Carolina Financial Corp.	506	17,771
Carter Bank & Trust(a)	2,415	48,179
Cathay General Bancorp	3,650	135,853
CBTX, Inc.	506	15,251
CenterState Bank Corp.	4,441	108,005
Central Pacific Financial Corp.	427	12,584
Central Valley Community Bancorp	191	3,959
Century Bancorp, Inc., Class A	231	19,346
Chemung Financial Corp.	434	18,940
CIT Group, Inc.	3,357	169,696
Citigroup, Inc.	83,471	5,939,796
Citizens & Northern Corp.	381	9,761
Citizens Financial Group, Inc.	16,533	616,020
City Holding Co.	442	34,233
CNB Financial Corp.	283	7,986
Codorus Valley Bancorp, Inc.	324	7,582
Columbia Banking System, Inc.	2,233	84,206
Comerica, Inc.	5,495	402,234
Commerce Bancshares, Inc.	3,664	222,881
Community Bank System, Inc.	1,690	111,523
Community Trust Bancorp, Inc.	487	20,595
ConnectOne Bancorp, Inc.	960	21,946
Cullen/Frost Bankers, Inc.	2,139	203,077
Customers Bancorp, Inc.(a)	1,068	22,022
CVB Financial Corp.	8,633	190,012
Eagle Bancorp, Inc.	1,077	43,414
East West Bancorp, Inc.	5,416	260,022
Enterprise Bancorp, Inc.	214	6,538
Enterprise Financial Services Corp.	716	29,843
Equity Bancshares, Inc., Class A(a)(b)	361	9,563
Esquire Financial Holdings, Inc.(a)	695	17,827
Farmers & Merchants Bancorp, Inc./Archbold	246	7,045
Farmers National Banc Corp.	551	8,050
FB Financial Corp.	520	19,765
Fifth Third Bancorp	26,606	789,932
Financial Institutions, Inc.	439	13,517
First Bancorp, Inc.	314	8,230
First BanCorp, Puerto Rico	7,080	76,181
First Bancorp/Southern Pines NC	897	33,135
First Bancshares, Inc.	292	9,697
First Bank/Hamilton	1,767	20,108
First Busey Corp.	5,959	161,072
First Business Financial Services, Inc.	443	10,557
First Choice Bancorp	314	6,971
First Citizens BancShares, Inc., Class A	295	137,771
First Commonwealth Financial Corp.	3,047	41,957
First Community Bancshares, Inc.	576	19,048
First Financial Bancorp	2,973	75,782
First Financial Bankshares, Inc.	4,925	161,294
First Financial Corp.	515	22,356
First Foundation, Inc.	1,126	16,935
First Hawaiian, Inc.	5,459	146,083
First Horizon National Corp.	11,789	193,340
First Internet Bancorp	258	5,439
First Interstate Bancsystem, Inc., Class A	1,728	69,172

Security	Shares	Value

Banks (continued)
First Merchants Corp.	1,856	$73,145
First Mid Bancshares, Inc.	285	9,713
First Midwest Bancorp, Inc.	3,373	72,958
First Northwest Bancorp	1,308	21,020
First of Long Island Corp.	640	14,157
First Republic Bank	5,952	591,391
FNB Corp.	12,170	146,648
Franklin Financial Network, Inc.	413	12,183
Fulton Financial Corp.	6,228	105,876
German American Bancorp, Inc.	625	19,719
Glacier Bancorp, Inc.	2,627	110,098
Great Southern Bancorp, Inc.	266	15,949
Great Western Bancorp, Inc.	1,880	63,582
Guaranty Bancshares, Inc.	270	8,321
Hancock Whitney Corp.	3,184	132,200
Hanmi Financial Corp.	907	19,491
Heartland Financial USA, Inc.	1,223	58,814
Heritage Commerce Corp.	1,357	16,786
Heritage Financial Corp.	1,053	30,032
Home BancShares, Inc.	5,919	116,427
HomeTrust Bancshares, Inc.	642	16,775
Hope Bancorp, Inc.	3,638	53,660
Horizon Bancorp	897	15,626
Howard Bancorp, Inc.(a)	467	6,954
Huntington Bancshares, Inc.	37,815	538,864
Iberiabank Corp.	2,038	160,126
Independent Bank Corp.	1,926	99,068
Independent Bank Group, Inc.	1,357	77,091
International Bancshares Corp.	2,159	81,243
Investar Holding Corp.	897	21,627
Investors Bancorp, Inc.	9,403	106,818
JPMorgan Chase & Co.	116,275	13,487,900
KeyCorp	36,675	673,720
Lakeland Bancorp, Inc.	1,021	16,724
Lakeland Financial Corp.	1,121	51,555
LCNB Corp.	345	6,213
LegacyTexas Financial Group, Inc.	1,518	64,879
Live Oak Bancshares, Inc.	747	14,544
M&T Bank Corp.	4,884	802,197
Macatawa Bank Corp.	816	8,388
MBT Financial Corp.	784	8,452
Mercantile Bank Corp.	497	16,699
Metropolitan Bank Holding Corp.(a)	180	7,555
Midland States Bancorp, Inc.	963	26,117
MidWestOne Financial Group, Inc.	266	8,265
MutualFirst Financial, Inc.	253	8,245
National Bank Holdings Corp., Class A	890	32,289
National Bankshares, Inc.	185	6,778
NBT Bancorp, Inc.	1,281	49,575
Nicolet Bankshares, Inc.(a)	324	21,290
Northrim BanCorp, Inc.	226	8,807
Oak Valley Bancorp	65	1,218
OFG Bancorp	1,912	43,269
Ohio Valley Banc Corp.	173	6,238
Old Line Bancshares, Inc.	322	9,093
Old National Bancorp	5,785	101,874
Old Second Bancorp, Inc.	606	7,963
Opus Bank	633	14,186
Origin Bancorp, Inc.	454	15,804
Orrstown Financial Services, Inc.	348	7,959
Pacific Premier Bancorp, Inc.	4,039	127,754
PacWest Bancorp	4,519	174,569
Park National Corp.	400	37,836
Peapack Gladstone Financial Corp.	523	14,869

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Penns Woods Bancorp, Inc.	162	$7,348
People’s United Financial, Inc.	15,183	249,305
People’s Utah Bancorp	363	10,999
Peoples Bancorp, Inc.	664	21,520
Peoples Financial Services Corp.	169	8,176
Pinnacle Financial Partners, Inc.	2,918	177,239
PNC Financial Services Group, Inc.	16,244	2,321,268
Popular, Inc.	3,598	207,101
Preferred Bank	405	21,947
Premier Financial Bancorp, Inc.	500	7,810
Prosperity Bancshares, Inc.	2,466	171,116
QCR Holdings, Inc.	413	15,801
RBB Bancorp	350	7,035
Regions Financial Corp.	37,379	595,447
Reliant Bancorp Inc.	315	7,831
Renasant Corp.	1,899	68,155
Republic Bancorp, Inc., Class A	204	9,745
Republic First Bancorp, Inc.(a)	1,213	5,277
S&T Bancorp, Inc.	1,347	51,280
Sandy Spring Bancorp, Inc.	1,225	44,639
Seacoast Banking Corp. of Florida(a)	1,610	43,534
ServisFirst Bancshares, Inc.	1,660	56,540
Sierra Bancorp	304	7,925
Signature Bank	1,902	242,429
Simmons First National Corp., Class A	3,143	80,932
SmartFinancial, Inc.(a)	348	7,548
South State Corp.	1,165	93,282
Southern First Bancshares, Inc.(a)(b)	161	6,566
Southern National Bancorp of Virginia, Inc.	518	8,247
Southside Bancshares, Inc.	1,208	41,821
Spirit of Texas Bancshares, Inc.(a)	929	19,918
Sterling Bancorp	8,113	177,269
Stock Yards Bancorp, Inc.	675	25,819
Summit Financial Group, Inc.	488	12,986
SunTrust Banks, Inc.	16,057	1,069,396
SVB Financial Group(a)	1,910	443,063
Synovus Financial Corp.	5,194	198,255
TCF Financial Corp.	10,620	323,620
Texas Capital Bancshares, Inc.(a)	1,680	105,722
Tompkins Financial Corp.	571	46,805
TowneBank	2,464	69,337
Trico Bancshares	1,571	59,305
TriState Capital Holdings, Inc.(a)	771	16,191
Triumph Bancorp, Inc.(a)	785	24,500
Trustmark Corp.	1,885	66,993
U.S. Bancorp	51,836	2,962,427
UMB Financial Corp.	1,479	100,957
Umpqua Holdings Corp.	8,017	139,977
Union Bankshares, Inc.	330	10,953
United Bankshares, Inc.	4,545	170,847
United Community Banks, Inc.	2,390	68,593
Univest Financial Corp.	855	23,478
Valley National Bancorp	11,649	130,003
Veritex Holdings, Inc.	1,506	38,539
Washington Trust Bancorp, Inc.	445	22,352
Webster Financial Corp.	3,366	171,666
Wells Fargo & Co.	146,383	7,086,401
WesBanco, Inc.	4,748	173,682
West BanCorp., Inc.	346	7,328
Westamerica BanCorp	798	51,152
Western Alliance Bancorp(a)	3,602	178,083
Wintrust Financial Corp.	2,100	150,234
Zions Bancorp. NA	6,411	288,944

		61,280,269

Security	Shares	Value

Beverages — 1.6%
Boston Beer Co., Inc., Class A(a)(b)	301	$118,088
Brown-Forman Corp., Class A	2,095	111,789
Brown-Forman Corp., Class B	6,011	329,463
Coca-Cola Co.	138,722	7,300,939
Coca-Cola Consolidated, Inc.	158	46,378
Constellation Brands, Inc., Class A	5,775	1,136,635
Craft Brew Alliance, Inc.(a)(b)	284	4,462
Keurig Dr Pepper, Inc.	7,428	209,024
MGP Ingredients, Inc.(b)	444	22,196
Molson Coors Brewing Co., Class B	6,166	332,902
Monster Beverage Corp.(a)	14,002	902,709
National Beverage Corp.(b)	405	17,630
New Age Beverages Corp.(a)(b)	4,799	17,948
PepsiCo, Inc.	50,435	6,446,097
Primo Water Corp.(a)	879	12,983

		17,009,243

Biotechnology — 2.5%
AbbVie, Inc.	53,578	3,569,366
Abeona Therapeutics, Inc.(a)(b)	977	2,530
ACADIA Pharmaceuticals, Inc.(a)	4,129	101,491
Acceleron Pharma, Inc.(a)	1,375	60,033
Achillion Pharmaceuticals, Inc.(a)	5,552	24,484
Acorda Therapeutics, Inc.(a)	1,264	8,760
Adamas Pharmaceuticals, Inc.(a)	698	4,369
Aduro Biotech, Inc.(a)	2,001	2,641
Adverum Biotechnologies, Inc.(a)	1,683	22,569
Aeglea BioTherapeutics, Inc.(a)	830	7,437
Agenus, Inc.(a)	5,277	12,718
AgeX Therapeutics, Inc.(a)	130	381
Agios Pharmaceuticals, Inc.(a)(b)	2,383	114,646
Aimmune Therapeutics, Inc.(a)(b)	1,372	26,411
Akebia Therapeutics, Inc.(a)	3,033	12,708
Albireo Pharma, Inc.(a)(b)	285	7,379
Alder Biopharmaceuticals, Inc.(a)(b)	1,900	19,228
Aldeyra Therapeutics, Inc.(a)(b)	1,449	7,941
Alexion Pharmaceuticals, Inc.(a)	7,736	876,411
Alkermes PLC(a)	5,821	134,814
Allakos, Inc.(a)(b)	491	17,072
Allogene Therapeutics, Inc.(a)	1,750	54,250
Alnylam Pharmaceuticals, Inc.(a)	4,006	310,826
AMAG Pharmaceuticals, Inc.(a)	1,090	9,003
Amgen, Inc.	22,223	4,146,367
Amicus Therapeutics, Inc.(a)	10,225	126,790
AnaptysBio, Inc.(a)(b)	865	46,459
Apellis Pharmaceuticals, Inc.(a)	2,064	57,648
Arcus Biosciences, Inc.(a)	1,841	14,562
Ardelyx, Inc.(a)	547	1,318
Arena Pharmaceuticals, Inc.(a)	2,026	126,990
ArQule, Inc.(a)(b)	4,633	46,747
Arrowhead Pharmaceuticals, Inc.(a)(b)	3,563	103,541
Atara Biotherapeutics, Inc.(a)	1,489	21,248
Athenex, Inc.(a)	2,643	47,574
Athersys, Inc.(a)(b)	1,234	1,715
Audentes Therapeutics, Inc.(a)	1,549	60,287
Avid Bioservices, Inc.(a)(b)	2,581	16,725
Avrobio, Inc.(a)(b)	924	19,607
BioCryst Pharmaceuticals, Inc.(a)	3,599	11,409
Biogen, Inc.(a)	7,029	1,671,637
Biohaven Pharmaceutical Holding Co. Ltd.(a)	1,093	47,043
BioMarin Pharmaceutical, Inc.(a)	6,449	511,535
Biospecifics Technologies Corp.(a)	73	4,241
BioTime, Inc.(a)(b)	1,303	1,433
Bluebird Bio, Inc.(a)(b)	2,182	286,344
Blueprint Medicines Corp.(a)	1,886	188,883

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Calithera Biosciences, Inc.(a)	1,548	$6,564
Cara Therapeutics, Inc.(a)(b)	1,002	23,988
CareDx, Inc.(a)	1,337	43,813
CASI Pharmaceuticals, Inc.(a)(b)	1,541	4,808
Catalyst Pharmaceuticals, Inc.(a)(b)	2,952	14,730
Celgene Corp.(a)	25,361	2,329,661
Cellular Biomedicine Group, Inc.(a)(b)	498	6,867
ChemoCentryx, Inc.(a)(b)	482	3,846
Chimerix, Inc.(a)	931	3,352
Clovis Oncology, Inc.(a)	1,948	20,551
Coherus Biosciences, Inc.(a)	2,742	46,120
Concert Pharmaceuticals, Inc.(a)	677	6,811
Constellation Pharmaceuticals, Inc.(a)(b)	1,504	13,912
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	1,513	9,078
Crinetics Pharmaceuticals, Inc.(a)(b)	412	8,355
Cue Biopharma, Inc.(a)(b)	690	5,734
Cyclerion Therapeutics, Inc.(a)	437	4,060
Cytokinetics, Inc.(a)	1,286	15,676
CytomX Therapeutics, Inc.(a)	1,362	14,042
Deciphera Pharmaceuticals, Inc.(a)(b)	241	5,326
Denali Therapeutics, Inc.(a)(b)	1,830	39,071
Dicerna Pharmaceuticals, Inc.(a)	1,499	20,431
Dynavax Technologies Corp.(a)(b)	2,200	6,072
Eagle Pharmaceuticals, Inc.(a)	326	17,884
Editas Medicine, Inc.(a)	1,393	35,173
Eidos Therapeutics, Inc.(a)(b)	73	2,378
Emergent Biosolutions, Inc.(a)	1,727	76,230
Enanta Pharmaceuticals, Inc.(a)	525	39,386
Epizyme, Inc.(a)	3,525	46,742
Esperion Therapeutics, Inc.(a)	801	31,792
Evelo Biosciences, Inc.(a)(b)	1,111	6,788
Exact Sciences Corp.(a)	4,673	537,909
Exelixis, Inc.(a)	11,232	238,905
Fate Therapeutics, Inc.(a)	2,313	51,002
FibroGen, Inc.(a)(b)	2,721	128,594
Five Prime Therapeutics, Inc.(a)	1,283	6,556
Flexion Therapeutics, Inc.(a)(b)	1,134	11,385
Forty Seven, Inc.(a)	616	5,482
G1 Therapeutics, Inc.(a)(b)	1,562	38,753
Genomic Health, Inc.(a)	1,360	99,239
Geron Corp.(a)(b)	4,974	5,969
Gilead Sciences, Inc.	46,151	3,023,814
Global Blood Therapeutics, Inc.(a)(b)	1,958	107,298
GlycoMimetics, Inc.(a)(b)	1,052	9,710
Gossamer Bio, Inc.(a)(b)	1,391	27,611
Halozyme Therapeutics, Inc.(a)	10,414	176,934
Heron Therapeutics, Inc.(a)(b)	2,779	48,466
Homology Medicines, Inc.(a)(b)	471	8,374
ImmunoGen, Inc.(a)(b)	3,602	8,105
Immunomedics, Inc.(a)	5,950	87,763
Incyte Corp.(a)	6,356	539,752
Innoviva, Inc.(a)	2,582	30,674
Inovio Pharmaceuticals, Inc.(a)(b)	2,914	8,043
Insmed, Inc.(a)	2,823	61,965
Intellia Therapeutics, Inc.(a)(b)	1,077	19,494
Intercept Pharmaceuticals, Inc.(a)(b)	872	54,805
Intrexon Corp.(a)	2,222	17,754
Invitae Corp.(a)	2,836	76,260
Ionis Pharmaceuticals, Inc.(a)	4,782	314,943
Iovance Biotherapeutics, Inc.(a)(b)	4,351	106,991
Ironwood Pharmaceuticals, Inc.(a)(b)	5,123	54,457
Kadmon Holdings, Inc.(a)	2,523	6,610
Karyopharm Therapeutics, Inc.(a)(b)	1,533	13,506
Kezar Life Sciences, Inc.(a)	643	3,620

Security	Shares	Value

Biotechnology (continued)
Kindred Biosciences, Inc.(a)	898	$6,124
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	452	5,334
Krystal Biotech, Inc.(a)	545	26,165
Kura Oncology, Inc.(a)(b)	769	14,703
La Jolla Pharmaceutical Co.(a)	594	4,966
Lexicon Pharmaceuticals, Inc.(a)(b)	1,529	2,064
Ligand Pharmaceuticals, Inc.(a)(b)	631	57,743
MacroGenics, Inc.(a)(b)	1,137	16,361
Madrigal Pharmaceuticals, Inc.(a)	278	24,267
Magenta Therapeutics, Inc.(a)(b)	606	8,187
MannKind Corp.(a)(b)	4,559	5,106
MediciNova, Inc.(a)(b)	1,426	13,604
MeiraGTx Holdings PLC(a)	593	16,159
Mersana Therapeutics, Inc.(a)	488	1,708
Minerva Neurosciences, Inc.(a)	1,232	8,180
Mirati Therapeutics, Inc.(a)	827	87,497
Moderna, Inc.(a)(b)	1,139	14,921
Momenta Pharmaceuticals, Inc.(a)	3,999	45,189
Myriad Genetics, Inc.(a)	2,670	77,804
Natera, Inc.(a)(b)	2,320	63,986
Neurocrine Biosciences, Inc.(a)	3,297	317,798
Novavax, Inc.(a)(b)	598	2,577
OPKO Health, Inc.(a)(b)	11,525	24,318
Palatin Technologies, Inc.(a)	9,667	8,792
PDL BioPharma, Inc.(a)	4,251	12,243
Pieris Pharmaceuticals, Inc.(a)	1,775	9,763
PolarityTE, Inc.(a)(b)	282	1,342
Portola Pharmaceuticals, Inc.(a)	2,139	57,069
Principia Biopharma, Inc.(a)	959	35,617
Progenics Pharmaceuticals, Inc.(a)	2,297	12,358
Prothena Corp. PLC(a)(b)	1,072	10,034
PTC Therapeutics, Inc.(a)	1,939	93,402
Puma Biotechnology, Inc.(a)	955	9,216
Ra Pharmaceuticals, Inc.(a)	996	33,904
Radius Health, Inc.(a)	1,241	26,632
Recro Pharma, Inc.(a)	902	8,659
Regeneron Pharmaceuticals, Inc.(a)	2,980	908,185
REGENXBIO, Inc.(a)(b)	1,239	55,024
Repligen Corp.(a)	1,791	169,052
Replimune Group, Inc.(a)	850	10,557
Retrophin, Inc.(a)	1,474	29,170
Rhythm Pharmaceuticals, Inc.(a)	378	7,277
Rigel Pharmaceuticals, Inc.(a)	5,790	13,201
Rocket Pharmaceuticals, Inc.(a)(b)	649	7,905
Rubius Therapeutics, Inc.(a)	1,723	22,916
Sage Therapeutics, Inc.(a)	1,885	302,241
Sangamo Therapeutics, Inc.(a)	3,380	40,594
Sarepta Therapeutics, Inc.(a)(b)	2,622	390,285
Savara, Inc.(a)	756	1,920
Scholar Rock Holding Corp.(a)	553	6,796
Seattle Genetics, Inc.(a)	3,853	291,711
Seres Therapeutics, Inc.(a)	199	543
Solid Biosciences, Inc.(a)	285	1,633
Sorrento Therapeutics, Inc.(a)(b)	4,352	11,707
Spark Therapeutics, Inc.(a)(b)	1,132	113,223
Spectrum Pharmaceuticals, Inc.(a)	3,102	23,513
Stemline Therapeutics, Inc.(a)	875	11,611
Synlogic, Inc.(a)	1,296	7,271
Syros Pharmaceuticals, Inc.(a)(b)	750	5,610
TG Therapeutics, Inc.(a)	1,735	12,995
Tocagen, Inc.(a)	1,244	6,618
Translate Bio, Inc.(a)(b)	1,171	9,391
Twist Bioscience Corp.(a)(b)	1,047	35,305
Tyme Technologies, Inc.(a)	7,772	8,549

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Ultragenyx Pharmaceutical, Inc.(a)	2,045	$123,232
United Therapeutics Corp.(a)	1,522	120,603
UNITY Biotechnology, Inc.(a)(b)	1,493	10,541
UroGen Pharma Ltd.(a)(b)	1,335	45,524
Vanda Pharmaceuticals, Inc.(a)	1,628	20,269
Vericel Corp.(a)	1,620	30,974
Vertex Pharmaceuticals, Inc.(a)	9,258	1,542,568
Viking Therapeutics, Inc.(a)(b)	2,199	16,910
Voyager Therapeutics, Inc.(a)	667	14,681
Xencor, Inc.(a)	1,463	64,401
Y-mAbs Therapeutics, Inc.(a)	365	8,165
ZIOPHARM Oncology, Inc.(a)(b)	4,642	32,215

		27,506,233

Building Products — 0.4%
AAON, Inc.	1,548	78,638
Advanced Drainage Systems, Inc.	1,310	43,138
Allegion PLC	3,415	353,589
Ameresco, Inc., Class A(a)(b)	824	11,742
American Woodmark Corp.(a)	472	40,049
AO Smith Corp.	5,154	234,249
Apogee Enterprises, Inc.	840	34,070
Armstrong Flooring, Inc.(a)	377	3,152
Armstrong World Industries, Inc.	1,943	189,851
Builders FirstSource, Inc.(a)	3,596	61,779
Caesarstone Ltd.	516	7,260
Continental Building Products, Inc.(a)	1,338	32,888
Cornerstone Building Brands, Inc.(a)	1,292	7,520
CSW Industrials, Inc.	435	30,715
Fortune Brands Home & Security, Inc.	5,211	286,292
Gibraltar Industries, Inc.(a)	1,147	47,532
Griffon Corp.	937	15,320
Insteel Industries, Inc.	524	10,223
JELD-WEN Holding, Inc.(a)	2,185	47,873
Johnson Controls International PLC	32,670	1,386,515
Lennox International, Inc.	1,268	325,217
Masco Corp.	10,547	430,001
Masonite International Corp.(a)	824	43,919
Owens Corning	3,906	226,548
Patrick Industries, Inc.(a)	762	34,953
PGT Innovations, Inc.(a)	1,672	26,953
Quanex Building Products Corp.	1,001	18,639
Resideo Technologies, Inc.(a)(b)	4,872	91,886
Simpson Manufacturing Co., Inc.	1,608	99,310
Trex Co., Inc.(a)	2,160	176,580
Universal Forest Products, Inc.	1,894	76,575

		4,472,976

Capital Markets — 2.5%
Affiliated Managers Group, Inc.	1,796	154,079
Ameriprise Financial, Inc.	4,839	704,123
Ares Management Corp., Class A	2,409	70,463
Arlington Asset Investment Corp., Class A	839	5,521
Artisan Partners Asset Management, Inc., Class A	1,678	49,652
Associated Capital Group, Inc., Class A	82	3,064
B. Riley Financial, Inc.	660	12,448
Bank of New York Mellon Corp.	31,100	1,459,212
BGC Partners, Inc., Class A	8,292	45,689
BlackRock, Inc.(f)	4,316	2,018,507
Blucora, Inc.(a)	1,592	47,664
BrightSphere Investment Group PLC(a)	3,450	36,915
Cboe Global Markets, Inc.	4,015	438,880
Charles Schwab Corp.	43,148	1,864,857
CME Group, Inc.	12,771	2,482,938
Cohen & Steers, Inc.	805	42,158

Security	Shares	Value

Capital Markets (continued)
Cowen, Inc., Class A(a)	773	$13,574
Diamond Hill Investment Group, Inc.	101	14,236
Donnelley Financial Solutions, Inc.(a)(b)	1,284	17,501
E*Trade Financial Corp.	8,961	437,207
Eaton Vance Corp.	4,040	179,780
Evercore, Inc., Class A	1,511	130,505
Federated Investors, Inc., Class B	3,676	127,741
Focus Financial Partners, Inc., Class A(a)	959	26,766
Franklin Resources, Inc.	10,190	332,500
Gain Capital Holdings, Inc.	726	3,093
GAMCO Investors, Inc., Class A	133	2,700
Goldman Sachs Group, Inc.	11,964	2,633,635
Greenhill & Co., Inc.	768	12,749
Hamilton Lane, Inc., Class A	624	36,629
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,888	51,826
Houlihan Lokey, Inc.	1,282	58,972
Intercontinental Exchange, Inc.	20,233	1,777,671
INTL. FCStone, Inc.(a)	561	22,878
Invesco Ltd.	13,784	264,515
Janus Henderson Group PLC	3,372	67,676
Ladenburg Thalmann Financial Services, Inc.	2,782	8,596
Lazard Ltd., Class A	4,212	163,046
Legg Mason, Inc.	3,313	124,768
LPL Financial Holdings, Inc.	3,052	255,971
MarketAxess Holdings, Inc.	1,316	443,545
Moelis & Co., Class A	1,809	65,920
Moody’s Corp.	5,868	1,257,747
Morgan Stanley	43,647	1,944,910
MSCI, Inc.	2,950	670,358
Nasdaq, Inc.	4,153	400,225
Northern Trust Corp.	7,387	723,926
Och-Ziff Capital Management Group, Inc., Class A	983	22,884
Oppenheimer Holdings, Inc., Class A	269	7,839
Piper Jaffray Cos.	472	36,486
PJT Partners, Inc., Class A	631	26,603
Raymond James Financial, Inc.	4,530	365,435
S&P Global, Inc.	8,929	2,187,158
Safeguard Scientifics, Inc.(a)	589	6,879
SEI Investments Co.	4,775	284,542
State Street Corp.	13,669	794,032
Stifel Financial Corp.	2,211	132,240
T. Rowe Price Group, Inc.	8,442	957,238
TD Ameritrade Holding Corp.	9,694	495,363
Virtu Financial, Inc., Class A	2,167	46,981
Virtus Investment Partners, Inc.	267	28,612
Waddell & Reed Financial, Inc., Class A	2,763	48,352
Westwood Holdings Group, Inc.	168	5,258
WisdomTree Investments, Inc.	3,376	20,931

		27,174,169

Chemicals — 2.0%
A. Schulman, Inc.(c)	817	354
AdvanSix, Inc.(a)	1,050	26,922
Air Products & Chemicals, Inc.	7,958	1,816,573
Albemarle Corp.	3,803	277,467
American Vanguard Corp.	632	9,025
Ashland Global Holdings, Inc.	2,266	180,102
Axalta Coating Systems Ltd.(a)	7,636	226,255
Balchem Corp.	1,250	128,300
Cabot Corp.	1,967	87,964
Celanese Corp.	4,613	517,440
CF Industries Holdings, Inc.	7,790	386,072
Chase Corp.	210	21,752
Chemours Co.	6,162	117,509

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Codexis, Inc.(a)(b)	1,582	$29,061
Corteva, Inc.(a)	27,109	799,715
Dow, Inc.(a)	27,281	1,321,492
DuPont de Nemours, Inc.	27,190	1,962,030
Eastman Chemical Co.	5,107	384,812
Ecolab, Inc.	9,160	1,847,847
Element Solutions, Inc.(a)	9,291	93,096
Ferro Corp.(a)	2,525	37,193
Flotek Industries, Inc.(a)	1,115	3,423
FMC Corp.	4,833	417,668
FutureFuel Corp.	633	7,374
GCP Applied Technologies, Inc.(a)	1,984	43,708
Hawkins, Inc.	210	9,171
HB Fuller Co.	1,761	84,193
Huntsman Corp.	7,853	161,379
Ingevity Corp.(a)	1,501	147,909
Innophos Holdings, Inc.	560	15,215
Innospec, Inc.	974	90,952
International Flavors & Fragrances, Inc.	3,796	546,586
Intrepid Potash, Inc.(a)	2,818	10,539
Koppers Holdings, Inc.(a)	682	18,619
Kraton Corp.(a)	1,033	31,682
Kronos Worldwide, Inc.	777	10,420
Landec Corp.(a)(b)	899	10,042
Linde PLC	19,542	3,737,994
Livent Corp.(a)	5,602	36,077
LSB Industries, Inc.(a)	74	369
LyondellBasell Industries NV, Class A	10,649	891,215
Minerals Technologies, Inc.	1,323	70,450
Mosaic Co.	12,667	319,082
NewMarket Corp.	272	114,678
Olin Corp.	5,829	116,988
OMNOVA Solutions, Inc.(a)	1,355	13,482
Orion Engineered Carbons SA	3,024	58,908
PolyOne Corp.	3,017	98,867
PPG Industries, Inc.	8,445	991,359
PQ Group Holdings, Inc.(a)	1,043	16,260
Quaker Chemical Corp.	468	87,699
Rayonier Advanced Materials, Inc.	1,732	8,054
RPM International, Inc.	4,704	319,072
Scotts Miracle-Gro Co.	1,333	149,536
Sensient Technologies Corp.	1,411	96,188
Sherwin-Williams Co.	2,955	1,516,033
Stepan Co.	631	62,564
Trecora Resources(a)(b)	733	6,956
Tredegar Corp.	681	11,352
Trinseo SA	1,710	66,365
Tronox Holdings PLC, Class A(a)	3,493	38,633
Valvoline, Inc.	6,732	135,919
Versum Materials, Inc.	3,926	204,073
Westlake Chemical Corp.	1,293	87,368
WR Grace & Co.	2,093	141,926

		21,277,328

Commercial Services & Supplies — 0.6%
ABM Industries, Inc.	2,523	106,193
ACCO Brands Corp.	3,640	35,599
ADT, Inc.(b)	4,546	28,867
Advanced Disposal Services, Inc.(a)	2,658	86,039
BrightView Holdings, Inc.(a)	1,198	23,672
Brink’s Co.	1,838	165,714
Casella Waste Systems, Inc., Class A(a)	1,808	78,829
CECO Environmental Corp.(a)	925	8,538
Cimpress NV(a)	824	79,475
Cintas Corp.	3,068	799,030

Security	Shares	Value

Commercial Services & Supplies (continued)
Clean Harbors, Inc.(a)	1,924	$149,706
Copart, Inc.(a)	7,009	543,408
Covanta Holding Corp.	3,766	64,851
Deluxe Corp.	1,445	64,476
Encore Capital Group, Inc.(a)(b)	852	30,655
Ennis, Inc.	1,476	30,007
Healthcare Services Group, Inc.	2,819	67,402
Heritage-Crystal Clean, Inc.(a)(b)	397	11,136
Herman Miller, Inc.	2,044	92,675
HNI Corp.	1,510	51,702
IAA, Inc.(a)	4,804	224,587
InnerWorkings, Inc.(a)(b)	577	2,112
Interface, Inc.	1,828	25,336
KAR Auction Services, Inc.	4,804	128,459
Kimball International, Inc., Class B	1,050	18,207
Knoll, Inc.	1,883	45,663
LSC Communications, Inc.	865	865
McGrath RentCorp	765	52,104
Mobile Mini, Inc.	1,436	48,767
MSA Safety, Inc.	1,379	145,278
Pitney Bowes, Inc.	6,084	24,640
Quad/Graphics, Inc.	1,100	12,441
Republic Services, Inc.	7,707	683,226
Rollins, Inc.	5,178	173,618
RR Donnelley & Sons Co.	2,845	5,747
Steelcase, Inc., Class A	2,617	44,253
Stericycle, Inc.(a)	3,538	162,607
Sykes Enterprises, Inc.(a)	1,447	40,936
Team, Inc.(a)	945	15,649
Tetra Tech, Inc.	2,054	162,677
U.S. Ecology, Inc.	694	44,159
UniFirst Corp.	591	116,350
Viad Corp.	784	54,206
VSE Corp.	300	8,988
Waste Management, Inc.	15,412	1,803,204

		6,562,053

Communications Equipment — 1.2%
ADTRAN, Inc.	1,464	16,265
Applied Optoelectronics, Inc.(a)(b)	492	4,925
Arista Networks, Inc.(a)	2,186	597,762
Bel Fuse, Inc., Class B	206	3,397
CalAmp Corp.(a)	1,415	15,791
Calix, Inc.(a)	1,374	8,629
Casa Systems, Inc.(a)	501	3,302
Ciena Corp.(a)	5,678	256,759
Cisco Systems, Inc.	159,633	8,843,668
Clearfield, Inc.(a)	214	2,836
CommScope Holding Co., Inc.(a)(b)	6,946	99,189
Comtech Telecommunications Corp.	769	22,885
Digi International, Inc.(a)	916	12,027
EchoStar Corp., Class A(a)	1,888	85,942
Extreme Networks, Inc.(a)	3,777	30,745
F5 Networks, Inc.(a)	2,171	318,529
Finisar Corp.(a)	4,484	105,509
Harmonic, Inc.(a)(b)	2,232	16,673
Infinera Corp.(a)	4,951	19,111
InterDigital, Inc.	1,091	70,293
Juniper Networks, Inc.	12,381	334,535
KVH Industries, Inc.(a)	368	3,717
Loral Space & Communications, Inc.(a)	436	16,040
Lumentum Holdings, Inc.(a)(b)	2,811	159,187
Motorola Solutions, Inc.	5,942	986,134
NETGEAR, Inc.(a)	984	33,308
Palo Alto Networks, Inc.(a)	3,400	770,236

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Plantronics, Inc.	1,047	$40,205
Ribbon Communications, Inc.(a)	1,319	6,489
Ubiquiti Networks, Inc.	551	70,930
ViaSat, Inc.(a)	1,998	163,017
Viavi Solutions, Inc.(a)	7,781	114,147

		13,232,182

Construction & Engineering — 0.2%
AECOM(a)	5,607	201,572
Aegion Corp.(a)(b)	966	18,209
Arcosa, Inc.	1,538	57,675
Argan, Inc.	484	19,917
Comfort Systems USA, Inc.	1,276	53,592
Dycom Industries, Inc.(a)	1,266	69,833
EMCOR Group, Inc.	2,104	177,556
Fluor Corp.	4,956	161,119
Granite Construction, Inc.	2,309	81,969
Great Lakes Dredge & Dock Corp.(a)	1,436	15,408
IES Holdings, Inc.(a)	192	3,477
Jacobs Engineering Group, Inc.	4,839	399,266
KBR, Inc.	5,378	141,872
MasTec, Inc.(a)(b)	2,300	118,036
MYR Group, Inc.(a)	480	17,338
Northwest Pipe Co.(a)	811	18,945
NV5 Global, Inc.(a)(b)	507	40,291
Primoris Services Corp.	1,242	26,032
Quanta Services, Inc.	5,231	195,744
Sterling Construction Co., Inc.(a)	736	9,215
Tutor Perini Corp.(a)	1,212	15,829
Willscot Corp.(a)	2,938	46,773

		1,889,668

Construction Materials — 0.1%
Eagle Materials, Inc.	1,598	132,282
Forterra, Inc.(a)(b)	880	5,720
Martin Marietta Materials, Inc.	2,274	563,384
Summit Materials, Inc., Class A(a)	3,491	64,374
US Concrete, Inc.(a)(b)	548	25,805
Vulcan Materials Co.	4,716	652,459

		1,444,024

Consumer Discretionary — 0.0%
Acushnet Holdings Corp.	1,308	33,432
American Outdoor Brands Corp.(a)	1,541	14,855
At Home Group, Inc.(a)(b)	2,006	12,016
Camping World Holdings, Inc., Class A(b)	1,130	13,255
SP Plus Corp.(a)	647	22,341

		95,899

Consumer Finance — 0.8%
Ally Financial, Inc.	14,367	472,818
American Express Co.	24,648	3,065,472
Capital One Financial Corp.	16,844	1,556,722
Credit Acceptance Corp.(a)(b)	402	192,168
Curo Group Holdings Corp.(a)	395	4,906
Discover Financial Services	11,814	1,060,188
Enova International, Inc.(a)	960	25,872
Ezcorp, Inc., Class A(a)(b)	1,575	15,514
FirstCash, Inc.	1,565	157,502
Green Dot Corp., Class A(a)	1,798	91,141
I3 Verticals, Inc., Class A(a)	417	11,914
LendingClub Corp.(a)	2,109	31,171
Navient Corp.	7,525	106,479
Nelnet, Inc., Class A	589	36,848
OneMain Holdings, Inc.	2,199	91,148
PRA Group, Inc.(a)	1,470	45,761

Security	Shares	Value

Consumer Finance (continued)
Regional Management Corp.(a)	217	$5,236
Santander Consumer USA Holdings, Inc.	4,165	112,080
SLM Corp.	15,964	145,432
Synchrony Financial	25,170	903,100
World Acceptance Corp.(a)	213	26,993

		8,158,465

Containers & Packaging — 0.4%
AptarGroup, Inc.	2,191	265,155
Ardagh Group SA	925	15,383
Avery Dennison Corp.	3,078	353,570
Ball Corp.	11,893	850,112
Berry Global Group, Inc.(a)	4,587	206,644
Crown Holdings, Inc.(a)(b)	4,583	293,358
Graphic Packaging Holding Co.	10,982	163,192
Greif, Inc., Class A	807	28,213
Greif, Inc., Class B	150	6,450
International Paper Co.	14,656	643,545
Myers Industries, Inc.	958	15,491
Owens-Illinois, Inc.	6,023	102,210
Packaging Corp. of America	3,373	340,572
Sealed Air Corp.	5,598	233,940
Silgan Holdings, Inc.	2,921	87,805
Sonoco Products Co.	3,680	220,910
UFP Technologies, Inc.(a)	191	8,320
Westrock Co.	8,975	323,549

		4,158,419

Distributors — 0.1%
Core-Mark Holding Co., Inc.	1,551	58,054
Funko, Inc., Class A(a)	475	11,880
Genuine Parts Co.	5,160	501,139
LKQ Corp.(a)	11,412	307,325
Pool Corp.	1,394	263,982
Weyco Group, Inc.	658	18,108

		1,160,488

Diversified Consumer Services — 0.2%
2U, Inc.(a)(b)	1,992	25,498
Adtalem Global Education, Inc.(a)	2,171	102,840
American Public Education, Inc.(a)	510	16,840
Bright Horizons Family Solutions, Inc.(a)	2,031	308,854
Career Education Corp.(a)	2,063	39,114
Carriage Services, Inc.	331	6,329
Chegg, Inc.(a)	3,930	176,536
frontdoor, Inc.(a)(b)	3,016	137,650
Graham Holdings Co., Class B	162	120,322
Grand Canyon Education, Inc.(a)	1,699	184,800
H&R Block, Inc.	7,353	203,605
Hillenbrand, Inc.	2,215	74,623
Houghton Mifflin Harcourt Co.(a)	3,459	20,235
K12, Inc.(a)	1,226	36,596
Laureate Education, Inc., Class A(a)	3,317	54,366
Matthews International Corp., Class A	1,044	35,653
OneSpaWorld Holdings Ltd.(a)(b)	2,459	38,508
Regis Corp.(a)	1,081	19,782
Service Corp. International	6,284	289,944
ServiceMaster Global Holdings, Inc.(a)	4,921	261,945
Sotheby’s(a)	1,241	74,100
Strategic Education, Inc.	783	139,366
Weight Watchers International, Inc.(a)	1,527	33,060

		2,400,566

Diversified Financial Services — 1.5%
AXA Equitable Holdings, Inc.	11,256	253,035
Berkshire Hathaway, Inc., Class B(a)	70,453	14,473,160

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
Cannae Holdings, Inc.(a)	2,296	$66,469
FactSet Research Systems, Inc.	1,336	370,473
FGL Holdings	4,187	34,124
Interactive Brokers Group, Inc., Class A	2,719	139,376
Jefferies Financial Group, Inc.	9,634	205,493
Marlin Business Services Corp.	218	5,060
Morningstar, Inc.	743	112,921
On Deck Capital, Inc.(a)	1,669	5,975
PICO Holdings, Inc.(a)	421	4,248
Voya Financial, Inc.	5,062	284,332

		15,954,666

Diversified Telecommunication Services — 1.7%
8x8, Inc.(a)(b)	3,052	73,767
AT&T, Inc.	264,391	9,002,513
ATN International, Inc.	370	20,820
Bandwidth, Inc., Class A(a)	795	59,227
CenturyLink, Inc.	39,885	482,210
Cincinnati Bell, Inc.(a)	1,146	4,378
Cogent Communications Holdings, Inc.	2,012	126,776
Consolidated Communications Holdings, Inc.	2,166	10,202
Frontier Communications Corp.(a)(b)	2,893	3,819
Intelsat SA(a)	2,227	50,419
Iridium Communications, Inc.(a)	3,132	79,678
Ooma, Inc.(a)	719	9,369
ORBCOMM, Inc.(a)	2,610	15,295
pdvWireless, Inc.(a)	207	9,209
Verizon Communications, Inc.	149,177	8,245,013
Vonage Holdings Corp.(a)(b)	9,216	114,278
Zayo Group Holdings, Inc.(a)	8,374	282,455

		18,589,428

Electric Utilities — 1.8%
ALLETE, Inc.	1,945	169,118
Alliant Energy Corp.	8,583	425,202
American Electric Power Co., Inc.	17,622	1,547,388
Avangrid, Inc.	1,915	96,803
Duke Energy Corp.	26,201	2,272,151
Edison International	11,387	848,787
El Paso Electric Co.	1,463	96,938
Entergy Corp.	6,866	725,187
Evergy, Inc.	8,440	510,536
Eversource Energy	11,319	858,659
Exelon Corp.	34,873	1,571,377
FirstEnergy Corp.	19,338	850,292
Hawaiian Electric Industries, Inc.	3,916	175,437
IDACORP, Inc.	1,890	192,894
MGE Energy, Inc.	1,304	96,692
NextEra Energy, Inc.	17,137	3,550,272
OGE Energy Corp.	7,195	309,025
Otter Tail Corp.	1,840	98,219
PG&E Corp.(a)	19,599	355,330
Pinnacle West Capital Corp.	4,015	366,248
PNM Resources, Inc.	2,950	146,527
Portland General Electric Co.	3,213	176,233
PPL Corp.	25,764	763,387
Southern Co.	37,493	2,107,107
Spark Energy, Inc., Class A	516	5,645
Unitil Corp.	595	34,849
Xcel Energy, Inc.	18,735	1,116,793

		19,467,096

Electrical Equipment — 0.6%
Acuity Brands, Inc.	1,431	192,069
Allied Motion Technologies, Inc.	178	7,056
AMETEK, Inc.	8,200	734,802

Security	Shares	Value

Electrical Equipment (continued)
Atkore International Group, Inc.(a)	2,631	$71,800
AZZ, Inc.	902	42,015
Bloom Energy Corp., Class A(a)(b)	2,508	26,209
Brady Corp., Class A	1,612	83,389
Eaton Corp. PLC	15,415	1,266,959
Emerson Electric Co.	22,115	1,434,821
Encore Wire Corp.	586	32,183
Energous Corp.(a)(b)	545	2,229
EnerSys	1,632	111,155
Enphase Energy, Inc.(a)(b)	3,312	93,233
Franklin Electric Co., Inc.	1,806	84,629
Generac Holdings, Inc.(a)	2,277	164,627
GrafTech International Ltd.	2,430	27,823
Hubbell, Inc.	1,994	258,981
II-VI, Inc.(a)	2,078	82,497
nVent Electric PLC	5,833	144,600
Plug Power, Inc.(a)(b)	6,627	14,646
Powell Industries, Inc.	173	6,399
Preformed Line Products Co.	83	4,795
Regal-Beloit Corp.	1,419	112,981
Rockwell Automation, Inc.	4,304	691,997
Sensata Technologies Holding PLC(a)	5,767	273,529
Sunrun, Inc.(a)	4,682	89,192
Thermon Group Holdings, Inc.(a)	911	23,085
TPI Composites, Inc.(a)	1,590	40,656
Vicor Corp.(a)	534	15,785

		6,134,142

Electronic Equipment, Instruments & Components — 0.7%
Agilysys, Inc.(a)	582	14,276
Amphenol Corp., Class A	10,615	990,592
Anixter International, Inc.(a)	973	62,622
Arlo Technologies, Inc.(a)	1,948	8,376
Arrow Electronics, Inc.(a)	2,944	213,764
Avnet, Inc.	3,988	181,135
AVX Corp.	1,604	24,429
Badger Meter, Inc.	960	51,350
Belden, Inc.	1,253	56,961
Benchmark Electronics, Inc.	1,484	40,157
CDW Corp.	5,221	616,913
Cognex Corp.	5,919	260,495
Coherent, Inc.(a)(b)	930	129,131
Control4 Corp.(a)	755	18,052
Corning, Inc.	27,623	849,407
CTS Corp.	939	29,597
Daktronics, Inc.	624	3,956
Dolby Laboratories, Inc., Class A	2,229	151,795
Fabrinet(a)	1,162	62,376
FARO Technologies, Inc.(a)	560	29,898
Fitbit, Inc., Series A(a)	6,258	26,284
FLIR Systems, Inc.	4,880	242,341
Insight Enterprises, Inc.(a)	1,467	80,714
IntriCon Corp.(a)	198	3,560
IPG Photonics Corp.(a)(b)	1,291	169,134
Itron, Inc.(a)	1,386	85,932
Jabil, Inc.	5,548	171,322
KEMET Corp.	2,179	43,842
Keysight Technologies, Inc.(a)	6,728	602,291
Kimball Electronics, Inc.(a)(b)	871	13,849
Knowles Corp.(a)	3,574	72,731
Littelfuse, Inc.	869	146,826
Mercury Systems, Inc.(a)	1,856	151,301
Mesa Laboratories, Inc.(b)	107	26,930
Methode Electronics, Inc.	1,155	34,592
MTS Systems Corp.	526	30,308

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Napco Security Technologies, Inc.(a)(b)	605	$17,515
National Instruments Corp.	5,058	211,222
nLight, Inc.(a)(b)	1,181	19,416
Novanta, Inc.(a)	1,223	102,842
OSI Systems, Inc.(a)	626	70,463
PAR Technology Corp.(a)(b)	598	15,542
PC Connection, Inc.	258	8,439
PCM, Inc.(a)	599	20,863
Plexus Corp.(a)	1,011	60,367
Rogers Corp.(a)	674	106,937
Sanmina Corp.(a)	2,201	69,882
ScanSource, Inc.(a)	754	25,598
SYNNEX Corp.	1,545	152,244
Tech Data Corp.(a)	1,334	135,188
Trimble, Inc.(a)	8,906	376,368
TTM Technologies, Inc.(a)	3,051	31,914
Universal Display Corp.	1,527	322,319
Vishay Intertechnology, Inc.	5,425	92,225
Vishay Precision Group, Inc.(a)	235	9,574
Zebra Technologies Corp., Class A(a)	1,877	395,841

		7,941,998

Energy Equipment & Services — 0.5%
Apergy Corp.(a)	2,892	94,077
Archrock, Inc.	3,980	43,700
Baker Hughes a GE Co.	18,632	473,066
C&J Energy Services, Inc.(a)	2,057	22,504
Cactus, Inc., Class A(a)	1,458	42,821
Covia Holdings Corp.(a)(b)	984	1,712
Diamond Offshore Drilling, Inc.(a)(b)	2,137	19,318
Dril-Quip, Inc.(a)	1,277	67,196
Era Group, Inc.(a)(b)	614	6,336
Exterran Corp.(a)	1,098	14,988
Forum Energy Technologies, Inc.(a)	2,686	7,037
Frank’s International NV(a)	2,152	12,266
FTS International, Inc.(a)	1,340	5,320
Halliburton Co.	31,394	722,062
Helix Energy Solutions Group, Inc.(a)	4,203	36,818
Helmerich & Payne, Inc.	3,840	190,771
Keane Group, Inc.(a)(b)	1,847	11,618
KLX Energy Services Holdings, Inc.(a)(b)	879	13,818
Liberty Oilfield Services, Inc., Class A	1,908	26,998
Mammoth Energy Services, Inc.	259	1,678
Matrix Service Co.(a)	641	11,775
McDermott International, Inc.(a)	6,958	44,670
Nabors Industries Ltd.	10,866	32,163
National Oilwell Varco, Inc.	14,073	335,219
Natural Gas Services Group, Inc.(a)	1,326	21,269
Newpark Resources, Inc.(a)	2,639	20,136
Nine Energy Service, Inc.(a)(b)	292	3,758
Noble Corp. PLC(a)	6,973	15,550
Oceaneering International, Inc.(a)	4,085	63,113
Oil States International, Inc.(a)(b)	1,913	28,542
Pacific Drilling SA(a)(b)	1,781	16,741
Patterson-UTI Energy, Inc.	6,690	77,805
ProPetro Holding Corp.(a)	2,681	48,607
RigNet, Inc.(a)(b)	264	2,305
RPC, Inc.	2,009	12,416
Schlumberger Ltd.	49,870	1,993,304
SEACOR Holdings, Inc.(a)	540	25,726
SEACOR Marine Holdings, Inc.(a)	312	4,393
Select Energy Services, Inc., Class A(a)	1,380	14,035
Solaris Oilfield Infrastructure, Inc., Class A	756	10,818
Superior Energy Services, Inc.(a)	4,664	4,231
TETRA Technologies, Inc.(a)	3,785	5,905

Security	Shares	Value

Energy Equipment & Services (continued)
Tidewater, Inc.(a)	3,132	$72,005
Transocean Ltd.(a)	24,075	146,376
Unit Corp.(a)	1,625	10,563

		4,835,529

Entertainment — 0.9%
Activision Blizzard, Inc.	27,515	1,341,081
AMC Entertainment Holdings, Inc., Class A	2,291	27,103
Electronic Arts, Inc.(a)	10,743	993,728
Live Nation Entertainment, Inc.(a)	4,670	336,520
Netflix, Inc.(a)	15,256	4,927,535
Spotify Technology SA(a)	4,323	669,806
Take-Two Interactive Software, Inc.(a)	4,015	491,918
Viacom, Inc., Class A	465	16,256
Viacom, Inc., Class B	12,806	388,662

		9,192,609

Equity Real Estate Investment Trusts (REITs) — 3.9%
Acadia Realty Trust	2,748	77,136
Agree Realty Corp.	1,379	92,186
Alexander’s, Inc.	63	23,594
Alexandria Real Estate Equities, Inc.	4,083	597,588
American Assets Trust, Inc.	1,829	84,866
American Campus Communities, Inc.	4,811	224,914
American Homes 4 Rent, Class A	9,063	219,415
American Tower Corp.	15,766	3,336,401
Americold Realty Trust	6,783	227,434
Anworth Mortgage Asset Corp.	2,687	10,345
Apartment Investment & Management Co., Class A	5,286	261,868
Apollo Commercial Real Estate Finance, Inc.	4,854	91,352
Apple Hospitality REIT, Inc.	7,957	125,004
Ares Commercial Real Estate Corp.	1,122	17,021
Armada Hoffler Properties, Inc.	1,336	22,618
ARMOUR Residential REIT, Inc.	1,713	30,611
Ashford Hospitality Trust, Inc.	2,782	7,539
AvalonBay Communities, Inc.	4,949	1,033,302
Blackstone Mortgage Trust, Inc., Class A	4,387	155,826
Bluerock Residential Growth REIT, Inc.	999	11,778
Boston Properties, Inc.	5,572	740,797
Brandywine Realty Trust	6,024	88,854
Brixmor Property Group, Inc.	10,665	202,422
Brookfield Property REIT, Inc., Class A	3,418	66,002
Camden Property Trust	3,687	382,379
Capstead Mortgage Corp.	2,469	20,814
Catchmark Timber Trust, Inc., Class A	1,412	14,346
CBL & Associates Properties, Inc.	4,513	4,739
Cedar Realty Trust, Inc.	1,848	5,137
Chatham Lodging Trust	2,016	36,006
Cherry Hill Mortgage Investment Corp.	1,220	18,898
Chesapeake Lodging Trust	2,658	73,015
Chimera Investment Corp.	6,583	126,920
City Office REIT, Inc.	814	10,077
Clipper Realty, Inc.	1,522	17,579
Colony Capital, Inc.	17,406	98,344
Columbia Property Trust, Inc.	3,723	81,645
Community Healthcare Trust, Inc.	647	26,585
CoreCivic, Inc.	4,830	81,965
CorEnergy Infrastructure Trust, Inc.	292	11,817
CorePoint Lodging, Inc.	1,425	16,715
CoreSite Realty Corp.	1,284	134,576
Corporate Office Properties Trust	4,042	112,853
Cousins Properties, Inc.	4,871	171,362
Crown Castle International Corp.	14,950	1,992,237
CubeSmart	6,628	225,021
CyrusOne, Inc.	4,096	235,110

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
DiamondRock Hospitality Co.	6,044	$60,863
Digital Realty Trust, Inc.	7,436	850,381
Douglas Emmett, Inc.	5,978	244,022
Duke Realty Corp.	13,083	436,056
Easterly Government Properties, Inc.	2,276	42,948
EastGroup Properties, Inc.	1,386	166,985
Empire State Realty Trust, Inc., Class A	5,879	82,365
EPR Properties	2,560	190,541
Equinix, Inc.	3,018	1,515,338
Equity Commonwealth	4,506	151,311
Equity LifeStyle Properties, Inc.	2,979	370,141
Equity Residential	13,096	1,033,143
Essex Property Trust, Inc.	2,374	717,470
Extra Space Storage, Inc.	4,408	495,415
Farmland Partners, Inc.(b)	2,041	12,552
Federal Realty Investment Trust	2,728	360,123
First Industrial Realty Trust, Inc.	4,369	166,852
Four Corners Property Trust, Inc.	2,267	61,073
Franklin Street Properties Corp.	2,880	23,213
Gaming and Leisure Properties, Inc.	7,104	267,892
Geo Group, Inc.	4,037	71,899
Getty Realty Corp.	924	27,702
Gladstone Commercial Corp.	957	20,346
Global Net Lease, Inc.	2,665	52,021
Great Ajax Corp.	321	4,465
HCP, Inc.	17,182	548,621
Healthcare Realty Trust, Inc.	4,854	155,231
Healthcare Trust of America, Inc., Class A	7,301	196,616
Hersha Hospitality Trust	1,059	16,542
Highwoods Properties, Inc.	3,675	166,588
Hospitality Properties Trust	5,835	144,183
Host Hotels & Resorts, Inc.	26,424	459,513
Hudson Pacific Properties, Inc.	5,440	192,032
Independence Realty Trust, Inc.	2,385	29,455
Industrial Logistics Properties Trust	2,854	61,019
Innovative Industrial Properties, Inc.(b)	261	27,580
Invesco Mortgage Capital, Inc.	6,346	104,582
Investors Real Estate Trust	324	20,655
Invitation Homes, Inc.	15,076	414,138
Iron Mountain, Inc.	10,055	295,718
iStar, Inc.	1,888	24,922
JBG SMITH Properties	4,499	176,046
Jernigan Capital, Inc.	475	9,424
Kilroy Realty Corp.	3,608	286,692
Kimco Realty Corp.	14,604	280,543
Kite Realty Group Trust	3,058	48,653
Lamar Advertising Co., Class A	3,025	244,783
Lexington Realty Trust	8,078	79,730
Liberty Property Trust	5,307	277,556
Life Storage, Inc.	1,651	160,956
LTC Properties, Inc.	1,396	64,342
Macerich Co.	5,034	166,374
Mack-Cali Realty Corp.	3,138	74,622
Medical Properties Trust, Inc.	14,016	245,280
MFA Financial, Inc.	15,427	110,766
Mid-America Apartment Communities, Inc.	4,114	484,794
Monmouth Real Estate Investment Corp.	3,027	41,742
National Health Investors, Inc.	1,842	146,218
National Retail Properties, Inc.	5,918	309,156
National Storage Affiliates Trust	1,868	56,582
New Residential Investment Corp.	14,911	233,954
New Senior Investment Group, Inc.	2,013	14,353
New York Mortgage Trust, Inc.	7,067	43,179
NexPoint Residential Trust, Inc.	679	29,306

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
NorthStar Realty Europe Corp.	1,409	$23,953
Office Properties Income Trust	1,339	37,720
Omega Healthcare Investors, Inc.	7,535	273,520
One Liberty Properties, Inc.	642	18,400
Orchid Island Capital, Inc.	1,593	9,861
Outfront Media, Inc.	5,156	140,140
Paramount Group, Inc.	8,065	111,539
Park Hotels & Resorts, Inc.	7,335	193,717
Pebblebrook Hotel Trust	4,854	135,863
Pennsylvania Real Estate Investment Trust	2,071	12,385
PennyMac Mortgage Investment Trust(f)	1,874	41,284
Physicians Realty Trust	8,254	142,051
Piedmont Office Realty Trust, Inc., Class A	4,983	103,696
PotlatchDeltic Corp.	2,103	77,432
Preferred Apartment Communities, Inc., Class A	2,312	33,501
Prologis, Inc.	22,732	1,832,427
PS Business Parks, Inc.	668	116,900
Public Storage	5,380	1,306,049
QTS Realty Trust, Inc., Class A	1,800	83,304
Rayonier, Inc.	4,785	138,956
Realty Income Corp.	11,280	780,689
Redwood Trust, Inc.	4,274	72,316
Regency Centers Corp.	5,969	398,132
Retail Opportunity Investments Corp.	4,102	74,410
Retail Properties of America, Inc., Class A	6,809	82,797
Retail Value, Inc.	504	18,971
Rexford Industrial Realty, Inc.	4,044	167,422
RLJ Lodging Trust	6,669	115,240
RPT Realty	2,246	27,513
Ryman Hospitality Properties, Inc.	1,592	119,400
Sabra Health Care REIT, Inc.	6,725	138,804
Safehold, Inc.	584	19,196
Saul Centers, Inc.	314	17,204
SBA Communications Corp.(a)	4,013	984,830
Senior Housing Properties Trust	8,842	72,504
Seritage Growth Properties, Class A(b)	1,080	45,112
Simon Property Group, Inc.	11,071	1,795,716
SITE Centers Corp.	4,914	70,024
SL Green Realty Corp.	3,026	245,348
Spirit MTA REIT	1,286	10,815
Spirit Realty Capital, Inc.	3,207	141,493
STAG Industrial, Inc.	4,759	141,437
Starwood Property Trust, Inc.	9,451	219,547
STORE Capital Corp.	7,634	261,159
Summit Hotel Properties, Inc.	3,295	36,607
Sun Communities, Inc.	2,970	394,446
Sunstone Hotel Investors, Inc.	8,522	112,576
Tanger Factory Outlet Centers, Inc.	2,740	43,511
Taubman Centers, Inc.	2,267	91,859
Terreno Realty Corp.	2,163	105,684
UDR, Inc.	9,836	453,046
UMH Properties, Inc.	2,165	28,470
Uniti Group, Inc.	6,283	52,903
Universal Health Realty Income Trust	517	47,647
Urban Edge Properties	10,145	169,726
Urstadt Biddle Properties, Inc., Class A	607	13,105
Ventas, Inc.	13,030	876,789
VEREIT, Inc.	34,212	312,013
VICI Properties, Inc.	14,493	309,281
Vornado Realty Trust	6,229	400,649
Washington Prime Group, Inc.	9,066	32,910
Washington Real Estate Investment Trust	2,807	75,649
Weingarten Realty Investors	4,432	123,697
Welltower, Inc.	14,656	1,218,207

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Western Asset Mortgage Capital Corp.	1,131	$11,491
Weyerhaeuser Co.	27,060	687,595
Whitestone REIT	1,160	14,790
WP Carey, Inc.	6,134	530,836
Xenia Hotels & Resorts, Inc.	4,549	97,485

		42,608,325

Equity Real Estate Investment Trusts (REITs) — 0.0%
American Finance Trust, Inc.	5,566	65,178

Food & Staples Retailing — 1.3%
Andersons, Inc.	977	26,232
BJ’s Wholesale Club Holdings, Inc.(a)(b)	4,497	105,949
Casey’s General Stores, Inc.	1,322	214,045
Chefs’ Warehouse, Inc.(a)(b)	708	25,821
Costco Wholesale Corp.	15,923	4,388,856
Diplomat Pharmacy, Inc.(a)(b)	1,745	9,196
Ingles Markets, Inc., Class A	338	10,640
Kroger Co.	28,791	609,218
Natural Grocers by Vitamin Cottage, Inc.(a)(b)	357	3,274
Performance Food Group Co.(a)	3,739	163,955
PriceSmart, Inc.	676	41,236
Rite Aid Corp.(a)(b)	1,631	11,368
SpartanNash Co.	1,099	12,990
Sprouts Farmers Market, Inc.(a)	4,686	79,334
Sysco Corp.	17,261	1,183,587
U.S. Foods Holding Corp.(a)	8,269	292,475
United Natural Foods, Inc.(a)	1,555	15,332
Village Super Market, Inc., Class A	168	4,205
Walgreens Boots Alliance, Inc.	28,136	1,533,131
Walmart, Inc.	50,876	5,615,693
Weis Markets, Inc.	304	11,081

		14,357,618

Food Products — 1.1%
Archer-Daniels-Midland Co.	20,087	825,174
B&G Foods, Inc.	2,847	52,043
Beyond Meat, Inc.(a)(b)	336	66,027
Bunge Ltd.	4,966	290,163
Cal-Maine Foods, Inc.	1,416	56,314
Calavo Growers, Inc.	484	42,805
Campbell Soup Co.	5,800	239,772
Conagra Brands, Inc.	17,317	499,942
Darling Ingredients, Inc.(a)	6,416	130,437
Dean Foods Co.	2,435	3,531
Farmer Bros Co.(a)	293	4,758
Flowers Foods, Inc.	7,215	170,996
Fresh Del Monte Produce, Inc.	1,342	40,703
Freshpet, Inc.(a)	1,761	79,509
General Mills, Inc.	21,606	1,147,495
Hain Celestial Group, Inc.(a)	2,977	64,809
Hershey Co.	5,228	793,297
Hormel Foods Corp.	10,221	418,959
Hostess Brands, Inc.(a)	6,529	92,190
Ingredion, Inc.	2,369	183,100
J&J Snack Foods Corp.	588	109,274
J.M. Smucker Co.	3,912	434,975
John B Sanfilippo & Son, Inc.	296	25,725
Kellogg Co.	8,884	517,227
Kraft Heinz Co.	22,731	727,619
Lamb Weston Holdings, Inc.	5,256	352,783
Lancaster Colony Corp.	712	110,944
Limoneira Co.	296	5,858
McCormick & Co., Inc.	4,409	699,003
Mondelez International, Inc., Class A	51,302	2,744,144
Pilgrim’s Pride Corp.(a)	2,023	54,742

Security	Shares	Value

Food Products (continued)
Post Holdings, Inc.(a)	2,305	$247,142
Sanderson Farms, Inc.	640	83,853
Seneca Foods Corp., Class A(a)	168	5,305
Simply Good Foods Co.(a)	3,907	106,388
Tootsie Roll Industries, Inc.	577	21,557
TreeHouse Foods, Inc.(a)	1,998	118,561
Tyson Foods, Inc., Class A	10,474	832,683

		12,399,807

Gas Utilities — 0.2%
Atmos Energy Corp.	4,192	457,096
Chesapeake Utilities Corp.	654	61,123
National Fuel Gas Co.	2,811	134,197
New Jersey Resources Corp.	3,101	154,647
Northwest Natural Holding Co.	1,112	79,419
ONE Gas, Inc.	1,883	171,692
RGC Resources, Inc.	723	20,808
South Jersey Industries, Inc.	3,276	111,548
Southwest Gas Holdings, Inc.	1,952	173,552
Spire, Inc.	1,769	145,783
UGI Corp.	6,191	316,298

		1,826,163

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	62,250	5,421,975
ABIOMED, Inc.(a)	1,634	455,167
Accuray, Inc.(a)(b)	2,245	9,294
Align Technology, Inc.(a)	2,843	594,414
AngioDynamics, Inc.(a)	1,227	25,006
Anika Therapeutics, Inc.(a)	494	27,214
Antares Pharma, Inc.(a)	4,962	15,829
AtriCure, Inc.(a)	1,049	33,652
Atrion Corp.	52	40,014
Avanos Medical, Inc.(a)	1,935	78,793
AxoGen, Inc.(a)(b)	740	13,305
Axonics Modulation Technologies, Inc.(a)	741	27,195
Baxter International, Inc.	17,574	1,475,689
Becton Dickinson & Co.	9,692	2,450,138
Boston Scientific Corp.(a)	50,371	2,138,753
Cantel Medical Corp.(b)	1,430	131,960
Cardiovascular Systems, Inc.(a)	1,273	58,342
Cerus Corp.(a)	3,973	23,242
CONMED Corp.	1,662	145,176
Cooper Cos., Inc.	1,737	586,064
CryoLife, Inc.(a)	1,080	31,126
CryoPort, Inc.(a)	738	15,107
Cutera, Inc.(a)(b)	449	11,476
CytoSorbents Corp.(a)	805	5,651
Danaher Corp.	23,036	3,236,558
DENTSPLY SIRONA, Inc.	7,882	429,175
DexCom, Inc.(a)(b)	3,282	514,847
Edwards Lifesciences Corp.(a)	7,519	1,600,419
ElectroCore, Inc.(a)(b)	2,295	3,236
GenMark Diagnostics, Inc.(a)(b)	2,043	12,789
Glaukos Corp.(a)	1,234	100,793
Globus Medical, Inc., Class A(a)	2,708	123,431
Haemonetics Corp.(a)	1,890	230,731
Hill-Rom Holdings, Inc.	2,365	252,204
Hologic, Inc.(a)	9,650	494,562
ICU Medical, Inc.(a)	749	190,576
IDEXX Laboratories, Inc.(a)	3,102	874,919
Inogen, Inc.(a)	749	46,063
Insulet Corp.(a)	2,219	272,804
Integra LifeSciences Holdings Corp.(a)	2,640	167,350
Intuitive Surgical, Inc.(a)	4,141	2,151,291

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Invacare Corp.	859	$4,596
iRhythm Technologies, Inc.(a)(b)	905	75,242
Lantheus Holdings, Inc.(a)	1,418	32,075
LeMaitre Vascular, Inc.	408	13,501
LivaNova PLC(a)	1,753	135,069
Masimo Corp.(a)	1,646	259,821
Medtronic PLC	48,540	4,948,168
Meridian Bioscience, Inc.	1,421	16,981
Merit Medical Systems, Inc.(a)	1,975	77,933
Natus Medical, Inc.(a)	1,546	48,034
Neogen Corp.(a)	1,891	135,017
Neuronetics, Inc.(a)(b)	408	4,859
Nevro Corp.(a)(b)	1,085	72,543
Novocure Ltd.(a)	3,117	259,397
NuVasive, Inc.(a)	1,884	125,474
Ocular Therapeutix, Inc.(a)(b)	1,510	7,022
OraSure Technologies, Inc.(a)	1,875	15,656
Orthofix Medical, Inc.(a)	536	28,649
OrthoPediatrics Corp.(a)	331	11,688
Pulse Biosciences, Inc.(a)(b)	649	8,476
Quidel Corp.(a)(b)	1,335	78,805
ResMed, Inc.	5,041	648,777
Rockwell Medical, Inc.(a)(b)	732	1,947
RTI Surgical Holdings, Inc.(a)	1,373	5,849
SeaSpine Holdings Corp.(a)	1,292	16,421
Senseonics Holdings, Inc.(a)	2,026	2,249
Shockwave Medical, Inc.(a)	721	35,271
Sientra, Inc.(a)	705	4,301
Silk Road Medical, Inc.(a)	791	34,242
STAAR Surgical Co.(a)(b)	1,807	52,963
STERIS PLC	3,022	449,855
Stryker Corp.	12,373	2,595,608
Surmodics, Inc.(a)	407	16,972
Tactile Systems Technology, Inc.(a)	527	30,429
Tandem Diabetes Care, Inc.(a)	1,836	116,457
Teleflex, Inc.	1,637	556,154
TransEnterix, Inc.(a)(b)	4,761	6,523
Utah Medical Products, Inc.	90	8,189
Varex Imaging Corp.(a)	1,195	37,989
Varian Medical Systems, Inc.(a)	3,269	383,683
Veracyte, Inc.(a)	2,119	60,116
ViewRay, Inc.(a)(b)	1,473	13,198
West Pharmaceutical Services, Inc.	2,615	358,961
Wright Medical Group NV(a)(b)	4,477	129,206
Zimmer Biomet Holdings, Inc.	7,370	995,908

		37,436,604

Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc.(a)	3,375	107,797
Addus HomeCare Corp.(a)	451	36,346
Amedisys, Inc.(a)	1,175	162,021
American Renal Associates Holdings, Inc.(a)	551	4,243
AmerisourceBergen Corp.	5,552	483,857
AMN Healthcare Services, Inc.(a)	1,787	95,390
Anthem, Inc.	9,325	2,747,238
Apollo Medical Holdings, Inc.(a)(b)	215	3,290
BioTelemetry, Inc.(a)	1,095	51,410
Brookdale Senior Living, Inc.(a)	5,904	45,992
Cardinal Health, Inc.	10,804	494,067
Centene Corp.(a)	14,800	770,932
Chemed Corp.	544	220,532
Cigna Corp.(a)	13,453	2,285,934
Community Health Systems, Inc.(a)	2,135	4,377
CorVel Corp.(a)	279	23,771
Covetrus, Inc.(a)	4,491	106,302

Security	Shares	Value

Health Care Providers & Services (continued)
Cross Country Healthcare, Inc.(a)	730	$6,928
CVS Health Corp.	46,759	2,612,425
DaVita, Inc.(a)	4,680	280,098
Encompass Health Corp.	3,542	226,121
Ensign Group, Inc.	1,627	98,043
Genesis Healthcare, Inc.(a)(b)	1,147	1,342
Guardant Health, Inc.(a)	1,274	119,743
Hanger, Inc.(a)	2,687	46,351
HCA Healthcare, Inc.	9,754	1,302,257
HealthEquity, Inc.(a)	2,347	192,407
Henry Schein, Inc.(a)(b)	5,428	361,179
Humana, Inc.	4,886	1,449,920
Integer Holdings Corp.(a)	1,219	106,699
Laboratory Corp. of America Holdings(a)	3,489	584,477
LHC Group, Inc.(a)	1,107	140,124
Magellan Health, Inc.(a)	618	43,470
McKesson Corp.	6,917	961,117
MEDNAX, Inc.(a)	2,875	70,639
Molina Healthcare, Inc.(a)	2,129	282,689
National Healthcare Corp.	375	32,850
National Research Corp., Class A	306	20,631
Option Care Health, Inc.(a)(b)	3,742	10,590
Owens & Minor, Inc.(b)	1,771	4,799
Patterson Cos., Inc.	2,670	52,866
Penumbra, Inc.(a)(b)	1,109	185,868
PetIQ, Inc.(a)(b)	386	13,217
Premier, Inc., Class A(a)(b)	1,870	72,463
Providence Service Corp.(a)	356	19,843
Quest Diagnostics, Inc.	4,888	498,967
R1 RCM, Inc.(a)	3,484	43,829
RadNet, Inc.(a)	1,424	20,976
Select Medical Holdings Corp.(a)	4,651	77,858
Surgery Partners, Inc.(a)	732	5,585
Tenet Healthcare Corp.(a)	3,276	77,215
Tivity Health, Inc.(a)	1,425	24,866
Triple-S Management Corp., Class B(a)	754	18,072
U.S. Physical Therapy, Inc.	407	52,536
UnitedHealth Group, Inc.	34,280	8,536,063
Universal Health Services, Inc., Class B	2,963	446,998
WellCare Health Plans, Inc.(a)	1,786	513,028

		27,258,648

Health Care Technology — 0.2%
Castlight Health, Inc., Class B(a)	3,258	5,245
Cerner Corp.	11,795	845,112
Computer Programs & Systems, Inc.	440	11,357
Evolent Health, Inc., Class A(a)	2,102	14,336
HealthStream, Inc.(a)	776	21,914
HMS Holdings Corp.(a)	2,981	104,037
Inovalon Holdings, Inc., Class A(a)(b)	2,304	34,560
Inspire Medical Systems, Inc.(a)	545	36,858
Medidata Solutions, Inc.(a)	2,074	189,501
NextGen Healthcare, Inc.(a)	1,626	26,601
Omnicell, Inc.(a)	1,420	106,798
Simulations Plus, Inc.	408	15,839
Tabula Rasa HealthCare, Inc.(a)(b)	533	32,124
Teladoc Health, Inc.(a)(b)	2,768	188,888
Veeva Systems, Inc., Class A(a)	4,639	769,610
Vocera Communications, Inc.(a)	1,222	31,369

		2,434,149

Hotels, Restaurants & Leisure — 2.2%
Aramark	8,865	320,824
BBX Capital Corp.	1,864	8,034
Biglari Holdings, Inc., Class B(a)	20	1,816

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
BJ’s Restaurants, Inc.	673	$26,718
Bloomin’ Brands, Inc.	3,619	61,632
Boyd Gaming Corp.	3,025	80,132
Braemar Hotels & Resorts, Inc.	837	7,633
Brinker International, Inc.	1,582	63,043
Caesars Entertainment Corp.(a)	20,330	240,707
Carnival Corp.	14,376	678,978
Carrols Restaurant Group, Inc.(a)	896	8,351
Century Casinos, Inc.(a)	1,395	13,769
Cheesecake Factory, Inc.	1,393	60,010
Chipotle Mexican Grill, Inc.(a)	933	742,229
Choice Hotels International, Inc.	1,153	98,939
Churchill Downs, Inc.	1,280	153,152
Chuy’s Holdings, Inc.(a)	546	12,913
Cracker Barrel Old Country Store, Inc.	688	119,512
Darden Restaurants, Inc.	4,465	542,765
Dave & Buster’s Entertainment, Inc.	1,332	54,146
Del Frisco’s Restaurant Group, Inc.(a)	854	6,798
Del Taco Restaurants, Inc.(a)	678	8,217
Denny’s Corp.(a)(b)	1,915	43,260
Dine Brands Global, Inc.	553	45,396
Domino’s Pizza, Inc.	1,479	361,660
Dunkin’ Brands Group, Inc.	2,994	239,999
El Pollo Loco Holdings, Inc.(a)	399	3,926
Eldorado Resorts, Inc.(a)	2,294	103,505
Extended Stay America, Inc.	7,132	119,247
Fiesta Restaurant Group, Inc.(a)(b)	813	7,764
Golden Entertainment, Inc.(a)	589	8,258
Habit Restaurants, Inc., Class A(a)	422	4,220
Hilton Grand Vacations, Inc.(a)	2,971	97,152
Hilton Worldwide Holdings, Inc.	10,477	1,011,554
Hyatt Hotels Corp., Class A	1,420	109,837
International Game Technology PLC	3,361	44,869
International Speedway Corp., Class A	731	32,953
Jack in the Box, Inc.	982	70,537
Las Vegas Sands Corp.	12,232	739,302
Lindblad Expeditions Holdings, Inc.(a)	684	12,880
Marcus Corp.	914	31,981
Marriott International, Inc., Class A	9,911	1,378,224
Marriott Vacations Worldwide Corp.	1,664	170,111
McDonald’s Corp.	27,616	5,819,244
MGM Resorts International	18,845	565,727
Monarch Casino & Resort, Inc.(a)	228	10,732
Nathan’s Famous, Inc.	78	5,508
Norwegian Cruise Line Holdings Ltd.(a)	7,810	386,126
Papa John’s International, Inc.	742	32,960
Penn National Gaming, Inc.(a)	4,143	80,871
Planet Fitness, Inc., Class A(a)	3,080	242,273
PlayAGS, Inc.(a)	1,281	24,032
Potbelly Corp.(a)(b)	715	2,974
RCI Hospitality Holdings, Inc.	294	4,983
Red Robin Gourmet Burgers, Inc.(a)	441	14,562
Red Rock Resorts, Inc., Class A	2,802	58,394
Royal Caribbean Cruises Ltd.	6,207	722,122
Ruth’s Hospitality Group, Inc.	865	19,264
Scientific Games Corp., Class A(a)	1,788	36,565
SeaWorld Entertainment, Inc.(a)	1,800	55,026
Shake Shack, Inc., Class A(a)	1,298	96,909
Six Flags Entertainment Corp.	3,065	161,924
Speedway Motorsports, Inc.	782	15,484
Starbucks Corp.	43,661	4,134,260
Texas Roadhouse, Inc.	2,497	137,909
Twin River Worldwide Holdings, Inc.(b)	1,447	38,186
Vail Resorts, Inc.	1,435	353,756

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wendy’s Co.	6,902	$125,547
Wingstop, Inc.	1,208	115,473
Wyndham Destinations, Inc.	3,576	168,287
Wyndham Hotels & Resorts, Inc.	3,480	196,794
Wynn Resorts Ltd.	3,574	464,870
Yum China Holdings, Inc.	13,065	594,458
Yum! Brands, Inc.	11,036	1,241,771

		23,873,944

Household Durables — 0.5%
Bassett Furniture Industries, Inc.	182	2,326
Beazer Homes USA, Inc.(a)	1,012	11,861
Cavco Industries, Inc.(a)	279	49,481
Century Communities, Inc.(a)	692	19,078
D.R. Horton, Inc.	12,407	569,854
Ethan Allen Interiors, Inc.	842	17,328
Flexsteel Industries, Inc.	220	4,041
Garmin Ltd.	5,316	417,785
GoPro, Inc., Class A(a)(b)	3,401	17,991
Green Brick Partners, Inc.(a)	414	3,896
Hamilton Beach Brands Holding Co., Class A	190	3,118
Helen of Troy Ltd.(a)	906	134,342
Hooker Furniture Corp.	333	6,943
Installed Building Products, Inc.(a)	712	37,935
iRobot Corp.(a)	976	71,346
KB Home	2,964	77,864
La-Z-Boy, Inc.	1,540	50,805
Leggett & Platt, Inc.	4,795	191,656
Lennar Corp., Class A	9,441	449,108
Lennar Corp., Class B	1,295	49,210
LGI Homes, Inc.(a)	597	41,963
Lifetime Brands, Inc.	464	4,097
Lovesac Co.(a)	313	6,711
M/I Homes, Inc.(a)	752	26,598
MDC Holdings, Inc.	2,213	79,978
Meritage Homes Corp.(a)	1,253	78,701
Mohawk Industries, Inc.(a)	2,096	261,350
NACCO Industries, Inc., Class A	95	5,049
Newell Brands, Inc.	14,208	201,612
NVR, Inc.(a)	117	391,264
PulteGroup, Inc.	9,611	302,843
Roku, Inc.(a)(b)	2,974	307,303
Skyline Champion Corp.(a)	2,182	62,187
Sonos, Inc.(a)(b)	3,885	42,152
Taylor Morrison Home Corp., Class A(a)	3,571	80,419
Tempur Sealy International, Inc.(a)	1,713	137,417
Toll Brothers, Inc.	4,895	176,073
TopBuild Corp.(a)	1,232	99,952
TRI Pointe Group, Inc.(a)	5,257	71,968
Tupperware Brands Corp.	1,723	26,379
Universal Electronics, Inc.(a)	483	20,682
Whirlpool Corp.	2,249	327,185
William Lyon Homes, Class A(a)	973	19,110
ZAGG, Inc.(a)(b)	1,068	7,081

		4,964,042

Household Products — 1.5%
Central Garden & Pet Co.(a)	682	20,719
Central Garden & Pet Co., Class A(a)	912	25,126
Church & Dwight Co., Inc.	9,001	679,035
Clorox Co.	4,595	747,147
Colgate-Palmolive Co.	30,108	2,159,948
Energizer Holdings, Inc.	2,281	95,984
Kimberly-Clark Corp.	12,149	1,648,012
Oil-Dri Corp. of America	141	4,996

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Procter & Gamble Co.	89,174	$10,526,099
Spectrum Brands Holdings, Inc.	1,120	56,123
WD-40 Co.	520	94,411

		16,057,600

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	23,608	396,378
Atlantic Power Corp.(a)	4,381	10,471
Clearway Energy, Inc., Class A	2,467	42,358
Clearway Energy, Inc., Class C	989	17,822
NRG Energy, Inc.	10,347	353,247
Ormat Technologies, Inc.	1,329	87,116
Pattern Energy Group, Inc., Class A	2,811	64,456
TerraForm Power, Inc., Class A	2,253	34,719
Vistra Energy Corp.	15,505	332,737
Vivint Solar, Inc.(a)	1,711	14,116

		1,353,420

Industrial Conglomerates — 1.2%
3M Co.	20,236	3,535,634
BWX Technologies, Inc.	3,611	194,669
Carlisle Cos., Inc.	2,100	302,841
General Electric Co.	313,657	3,277,716
Honeywell International, Inc.	26,227	4,523,108
Raven Industries, Inc.	1,286	46,605
Roper Technologies, Inc.	3,719	1,352,414
Seaboard Corp.	8	32,653
Standex International Corp.	383	26,952

		13,292,592

Insurance — 2.7%
Aflac, Inc.	26,372	1,388,222
Alleghany Corp.(a)	494	338,751
Allstate Corp.	12,004	1,289,230
Ambac Financial Group, Inc.(a)	2,223	40,503
American Equity Investment Life Holding Co.	2,793	72,059
American Financial Group, Inc.	2,554	261,479
American International Group, Inc.	31,675	1,773,483
American National Insurance Co.	327	39,574
AMERISAFE, Inc.	360	23,422
Aon PLC	8,603	1,628,118
Arch Capital Group Ltd.(a)	14,011	542,086
Argo Group International Holdings Ltd.	1,168	79,938
Arthur J Gallagher & Co.	6,698	605,700
Assurant, Inc.	2,123	240,663
Assured Guaranty Ltd.	3,722	162,614
Athene Holding Ltd., Class A(a)	5,655	231,063
Axis Capital Holdings Ltd.	3,127	199,096
Brighthouse Financial, Inc.(a)	4,378	171,486
Brown & Brown, Inc.	8,259	296,746
Chubb Ltd.	16,508	2,523,083
Cincinnati Financial Corp.	5,594	600,404
Citizens, Inc.(a)(b)	1,392	10,370
CNA Financial Corp.	1,113	53,302
CNO Financial Group, Inc.	6,029	101,950
eHealth, Inc.(a)	901	93,479
EMC Insurance Group, Inc.	502	18,042
Employers Holdings, Inc.	849	37,271
Enstar Group Ltd.(a)	368	65,191
Erie Indemnity Co., Class A	853	190,023
Everest Re Group Ltd.	1,459	359,848
FBL Financial Group, Inc., Class A	309	19,374
FedNat Holding Co.	339	4,234
Fidelity National Financial, Inc.	9,786	419,624
First American Financial Corp.	4,051	234,229
Genworth Financial, Inc., Class A(a)	20,517	81,863

Security	Shares	Value

Insurance (continued)
Global Indemnity Ltd.	223	$6,309
Goosehead Insurance, Inc., Class A(b)	331	14,898
Greenlight Capital Re Ltd., Class A(a)	1,310	10,938
Hallmark Financial Services, Inc.(a)	138	2,139
Hanover Insurance Group, Inc.	1,524	197,678
Hartford Financial Services Group, Inc.	12,829	739,335
HCI Group, Inc.	211	8,459
Health Insurance Innovations, Inc., Class A(a)(b)	348	7,653
Heritage Insurance Holdings, Inc.	585	7,862
Hilltop Holdings, Inc.	2,641	59,898
Horace Mann Educators Corp.	1,105	48,001
Independence Holding Co.	268	10,157
Investors Title Co.	51	8,369
James River Group Holdings Ltd.	854	40,847
Kemper Corp.	2,219	195,316
Kinsale Capital Group, Inc.	699	62,812
Lincoln National Corp.	7,328	478,811
Loews Corp.	9,763	522,711
Markel Corp.(a)	499	555,851
Marsh & McLennan Cos., Inc.	18,111	1,789,367
MBIA, Inc.(a)	2,769	25,835
Mercury General Corp.	876	49,678
MetLife, Inc.	29,197	1,442,916
National General Holdings Corp.	2,913	72,038
National Western Life Group, Inc., Class A	82	22,058
Old Republic International Corp.	10,576	241,239
Primerica, Inc.	1,543	189,311
Principal Financial Group, Inc.	9,992	579,936
ProAssurance Corp.	1,892	73,958
Progressive Corp.	21,004	1,700,904
Protective Insurance Corp., Class B	404	6,686
Prudential Financial, Inc.	14,642	1,483,381
Reinsurance Group of America, Inc.	2,258	352,067
RenaissanceRe Holdings Ltd.	1,556	281,869
RLI Corp.	1,370	123,478
Safety Insurance Group, Inc.	657	64,820
Selective Insurance Group, Inc.	2,100	157,920
State Auto Financial Corp.	431	14,904
Stewart Information Services Corp.	801	30,302
Third Point Reinsurance Ltd.(a)	2,568	25,885
Torchmark Corp.	3,858	352,313
Travelers Cos., Inc.	9,353	1,371,337
Trupanion, Inc.(a)(b)	727	23,380
United Fire Group, Inc.	693	36,223
United Insurance Holdings Corp.	649	7,353
Universal Insurance Holdings, Inc.	1,090	27,043
Unum Group	7,472	238,730
W.R. Berkley Corp.	4,871	337,999
Watford Holdings Ltd.(a)	2,329	44,158
White Mountains Insurance Group Ltd.	123	132,348
Willis Towers Watson PLC	4,645	906,797

		29,380,797

Interactive Media & Services — 4.2%
Alphabet, Inc., Class A(a)	10,826	13,188,233
Alphabet, Inc., Class C(a)	11,006	13,390,780
Care.com, Inc.(a)	577	6,324
Cargurus, Inc.(a)	2,793	104,095
Cars.com, Inc.(a)	1,932	36,708
Eventbrite, Inc., Class A(a)	2,054	36,335
Facebook, Inc., Class A(a)	86,463	16,793,709
IAC/InterActiveCorp.(a)(b)	2,663	636,590
Match Group, Inc.	1,897	142,825
Meet Group, Inc.(a)(b)	2,551	8,775
QuinStreet, Inc.(a)	1,844	30,039

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
TrueCar, Inc.(a)	2,993	$15,204
Twitter, Inc.(a)	27,339	1,156,713
Yelp, Inc.(a)	2,466	86,433
Zillow Group, Inc., Class A(a)(b)	1,771	88,267
Zillow Group, Inc., Class C(a)(b)	4,639	231,765

		45,952,795

Internet & Direct Marketing Retail — 3.2%
1-800-Flowers.com, Inc., Class A(a)	740	14,489
Amazon.com, Inc.(a)	14,955	27,917,695
Booking Holdings, Inc.(a)	1,564	2,950,658
Duluth Holdings, Inc., Class B(a)(b)	128	1,555
eBay, Inc.	29,939	1,233,187
Etsy, Inc.(a)	4,286	287,248
Expedia Group, Inc.	4,990	662,373
Gaia, Inc.(a)(b)	430	2,485
Groupon, Inc.(a)	16,411	51,695
GrubHub, Inc.(a)(b)	3,249	219,730
Lands’ End, Inc.(a)(b)	215	2,343
Liberty TripAdvisor Holdings, Inc., Series A(a)(b)	2,921	33,738
Liquidity Services, Inc.(a)	954	6,220
Overstock.com, Inc.(a)(b)	692	15,584
PetMed Express, Inc.(b)	619	10,752
Quotient Technology, Inc.(a)(b)	2,789	29,340
Qurate Retail, Inc.(a)	15,045	212,736
Rubicon Project, Inc.(a)(b)	3,433	26,125
Shutterfly, Inc.(a)(b)	1,038	52,616
Shutterstock, Inc.	702	26,936
Stamps.com, Inc.(a)	543	25,928
Stitch Fix, Inc., Class A(a)(b)	1,570	40,946
TripAdvisor, Inc.(a)	3,844	169,713
Waitr Holdings, Inc.(a)	3,793	17,410
Wayfair, Inc., Class A(a)(b)	2,238	293,536

		34,305,038

IT Services — 5.3%
Accenture PLC, Class A	22,970	4,423,563
Akamai Technologies, Inc.(a)	5,727	504,720
Alliance Data Systems Corp.	1,555	244,011
Amdocs Ltd.	4,999	319,886
Automatic Data Processing, Inc.	15,709	2,615,863
Black Knight, Inc.(a)	5,149	326,035
Booz Allen Hamilton Holding Corp.	4,913	337,769
Brightcove, Inc.(a)	1,243	15,513
Broadridge Financial Solutions, Inc.	4,158	528,565
CACI International, Inc., Class A(a)	897	192,989
Carbonite, Inc.(a)(b)	878	15,742
Cardtronics PLC, Class A(a)	1,379	39,274
Cass Information Systems, Inc.	434	22,095
Cognizant Technology Solutions Corp., Class A	20,563	1,339,474
Conduent, Inc.(a)	7,311	66,530
CoreLogic, Inc.(a)	3,122	142,269
CSG Systems International, Inc.	1,006	51,547
DXC Technology Co.	9,644	537,846
Endurance International Group Holdings, Inc.(a)	2,163	10,253
EPAM Systems, Inc.(a)	1,835	355,605
Euronet Worldwide, Inc.(a)	1,747	272,375
Everi Holdings, Inc.(a)	2,865	34,409
EVERTEC, Inc.	1,887	60,422
Evo Payments, Inc., Class A(a)	1,354	42,136
Exela Technologies, Inc.(a)	1,789	4,741
ExlService Holdings, Inc.(a)	1,086	74,706
Fidelity National Information Services, Inc.	22,055	2,938,850
Fiserv, Inc.(a)	20,497	2,160,999
FleetCor Technologies, Inc.(a)	3,076	874,107

Security	Shares	Value

IT Services (continued)
Gartner, Inc.(a)	3,175	$442,373
Genpact Ltd.	5,763	228,676
Global Payments, Inc.	5,609	941,863
GoDaddy, Inc., Class A(a)	6,527	478,951
GTT Communications, Inc.(a)(b)	1,608	19,457
Hackett Group, Inc.	467	7,668
International Business Machines Corp.	32,041	4,749,758
Jack Henry & Associates, Inc.	2,735	382,079
Leidos Holdings, Inc.	4,826	396,215
Limelight Networks, Inc.(a)	3,256	8,824
LiveRamp Holdings, Inc.(a)	2,441	128,616
ManTech International Corp., Class A	914	62,865
Mastercard, Inc., Class A	32,399	8,821,276
MAXIMUS, Inc.	2,346	172,454
MongoDB, Inc.(a)(b)	869	124,458
NIC, Inc.	1,913	34,702
Okta, Inc.(a)(b)	3,713	485,772
Paychex, Inc.	11,647	967,283
PayPal Holdings, Inc.(a)	42,501	4,692,110
Paysign, Inc.(a)(b)	1,720	24,269
Perficient, Inc.(a)	1,016	34,717
Perspecta, Inc.	5,437	126,845
Presidio, Inc.	1,277	17,878
Sabre Corp.	9,884	232,373
Science Applications International Corp.	2,154	183,887
Square, Inc., Class A(a)	12,084	971,674
Switch, Inc., Class A	1,472	19,975
Teradata Corp.(a)	4,094	149,922
Total System Services, Inc.	6,276	851,779
TTEC Holdings, Inc.	464	21,771
Tucows, Inc., Class A(a)	300	14,679
Twilio, Inc., Class A(a)	4,212	585,931
Unisys Corp.(a)(b)	1,375	17,036
VeriSign, Inc.(a)	3,832	808,897
Verra Mobility Corp.(a)	4,831	66,909
Virtusa Corp.(a)	919	41,061
Visa, Inc., Class A	62,760	11,171,280
Western Union Co.	16,031	336,651
WEX, Inc.(a)	1,644	358,507

		57,733,735

Leisure Products — 0.1%
Brunswick Corp.	3,175	156,083
Callaway Golf Co.	3,112	57,074
Clarus Corp.	459	6,596
Escalade, Inc.	1,205	13,894
Hasbro, Inc.	4,171	505,358
Johnson Outdoors, Inc., Class A	138	9,383
Malibu Boats, Inc., Class A(a)(b)	690	20,790
MasterCraft Boat Holdings, Inc.(a)(b)	515	8,549
Mattel, Inc.(a)	12,324	179,930
Polaris Industries, Inc.	2,105	199,280
Sturm Ruger & Co., Inc.	522	29,493
Vista Outdoor, Inc.(a)	1,584	11,405
YETI Holdings, Inc.(a)(b)	1,042	36,220

		1,234,055

Life Sciences Tools & Services — 1.0%
Accelerate Diagnostics, Inc.(a)(b)	1,051	19,633
Agilent Technologies, Inc.	11,462	795,577
Bio-Rad Laboratories, Inc., Class A(a)	777	244,677
Bio-Techne Corp.	1,369	287,695
Bruker Corp.	3,662	175,227
Cambrex Corp.(a)	1,126	49,319
Charles River Laboratories International, Inc.(a)	1,878	252,666

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Enzo Biochem, Inc.(a)	451	$1,763
Fluidigm Corp.(a)	1,669	19,611
Illumina, Inc.(a)(b)	5,313	1,590,606
IQVIA Holdings, Inc.(a)	6,651	1,058,640
Luminex Corp.	1,250	27,163
Medpace Holdings, Inc.(a)	825	64,977
Mettler-Toledo International, Inc.(a)	892	675,021
NanoString Technologies, Inc.(a)	801	26,321
NeoGenomics, Inc.(a)	3,246	79,105
Pacific Biosciences of California, Inc.(a)	5,309	28,669
PerkinElmer, Inc.	3,945	339,743
PRA Health Sciences, Inc.(a)	2,029	202,717
QIAGEN NV(a)	7,784	293,612
Quanterix Corp.(a)	196	6,072
Syneos Health, Inc.(a)	2,287	116,843
Thermo Fisher Scientific, Inc.	14,431	4,007,200
Waters Corp.(a)(b)	2,534	533,559

		10,896,416

Machinery — 1.9%
Actuant Corp., Class A	1,778	40,716
AGCO Corp.	2,441	187,957
Alamo Group, Inc.	335	32,793
Albany International Corp., Class A	939	80,745
Allison Transmission Holdings, Inc.	4,003	183,938
Altra Industrial Motion Corp.	2,128	61,137
Astec Industries, Inc.	811	26,512
Barnes Group, Inc.	1,907	99,240
Blue Bird Corp.(a)	429	8,889
Briggs & Stratton Corp.	1,230	11,722
Caterpillar, Inc.	20,107	2,647,489
Chart Industries, Inc.(a)	1,186	89,579
CIRCOR International, Inc.(a)	528	20,064
Colfax Corp.(a)	2,948	81,601
Columbus McKinnon Corp.	771	29,637
Commercial Vehicle Group, Inc.(a)	1,214	9,858
Crane Co.	1,824	152,669
Cummins, Inc.	5,505	902,820
Deere & Co.	11,472	1,900,337
DMC Global, Inc.(b)	502	26,224
Donaldson Co., Inc.	4,665	233,017
Douglas Dynamics, Inc.	741	30,455
Dover Corp.	5,200	503,620
Energy Recovery, Inc.(a)	703	7,719
EnPro Industries, Inc.	672	47,739
ESCO Technologies, Inc.	887	74,118
Federal Signal Corp.	2,030	63,234
Flowserve Corp.	4,659	233,090
Fortive Corp.	10,698	813,583
Gardner Denver Holdings, Inc.(a)(b)	4,574	150,805
Gates Industrial Corp. PLC(a)(b)	1,204	13,220
Gencor Industries, Inc.(a)	1,081	13,794
Gorman-Rupp Co.	505	16,776
Graco, Inc.	5,841	280,835
Graham Corp.	286	6,192
Greenbrier Cos., Inc.	953	27,551
Harsco Corp.(a)	2,548	59,776
Helios Technologies, Inc.	1,047	49,167
Hurco Cos., Inc.	172	5,881
Hyster-Yale Materials Handling, Inc.	411	25,416
IDEX Corp.	2,754	463,278
Illinois Tool Works, Inc.	11,801	1,820,068
Ingersoll-Rand PLC	8,799	1,088,084
ITT, Inc.	3,142	196,124
John Bean Technologies Corp.	1,176	139,544

Security	Shares	Value

Machinery (continued)
Kadant, Inc.	395	$36,917
Kennametal, Inc.	3,094	106,990
LB Foster Co., Class A(a)	354	8,556
Lincoln Electric Holdings, Inc.	2,280	192,706
Lindsay Corp.	531	48,438
Luxfer Holdings PLC	1,469	29,116
Lydall, Inc.(a)	520	12,272
Manitowoc Co., Inc.(a)(b)	1,232	22,114
Meritor, Inc.(a)	2,656	65,683
Middleby Corp.(a)	1,944	261,235
Milacron Holdings Corp.(a)	2,282	38,429
Miller Industries, Inc.	363	11,333
Mueller Industries, Inc.	1,721	51,957
Mueller Water Products, Inc., Series A	4,678	47,575
Navistar International Corp.(a)	2,068	64,604
NN, Inc.	2,043	16,773
Nordson Corp.	2,105	298,194
Omega Flex, Inc.	130	9,888
Oshkosh Corp.	2,452	204,914
PACCAR, Inc.	12,360	866,930
Parker-Hannifin Corp.	4,672	817,974
Pentair PLC	6,672	258,940
Proto Labs, Inc.(a)	1,044	108,680
RBC Bearings, Inc.(a)(b)	888	144,469
REV Group, Inc.	1,078	15,706
Rexnord Corp.(a)	3,487	102,134
Snap-on, Inc.	1,991	303,846
SPX Corp.(a)	1,439	50,221
SPX FLOW, Inc.(a)	1,390	56,378
Stanley Black & Decker, Inc.	5,412	798,757
Tennant Co.	616	46,884
Terex Corp.	2,288	69,670
Timken Co.	2,478	113,269
Titan International, Inc.	1,283	4,850
Toro Co.	3,730	271,619
TriMas Corp.(a)	1,521	45,615
Trinity Industries, Inc.	4,458	87,377
Twin Disc, Inc.(a)	353	4,261
Valmont Industries, Inc.	720	99,072
Wabash National Corp.	1,971	31,201
WABCO Holdings, Inc.(a)	1,906	252,373
Wabtec Corp.(b)	5,829	452,797
Watts Water Technologies, Inc., Class A	1,587	147,321
Welbilt, Inc.(a)(b)	5,201	85,400
Woodward, Inc.	1,952	218,702
Xylem, Inc.	6,443	517,308

		20,456,461

Marine — 0.0%
Costamare, Inc.	1,248	7,525
Eagle Bulk Shipping, Inc.(a)	1,522	7,047
Kirby Corp.(a)	2,118	165,967
Matson, Inc.	1,828	74,783
Safe Bulkers, Inc.(a)	2,358	4,787
Scorpio Bulkers, Inc.	1,346	8,089

		268,198

Media — 2.4%
Altice USA, Inc., Class A(a)	12,067	311,449
AMC Networks, Inc., Class A(a)	1,603	85,568
Cable One, Inc.	164	199,555
Cardlytics, Inc.(a)	890	25,276
CBS Corp., Class B	12,031	619,717
Central European Media Enterprises Ltd., Class A(a)(b)	2,333	10,965
Charter Communications, Inc., Class A(a)	5,771	2,224,028

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Cinemark Holdings, Inc.	3,949	$157,644
Clear Channel Outdoor Holdings, Inc.(a)	713	2,160
Comcast Corp., Class A	162,940	7,034,120
Daily Journal Corp.(a)	28	6,947
Discovery, Inc., Class A(a)(b)	6,554	198,652
Discovery, Inc., Class C(a)	11,204	316,401
DISH Network Corp., Class A(a)	8,047	272,471
Emerald Expositions Events, Inc.	736	7,846
Entercom Communications Corp., Class A	3,599	20,442
Entravision Communications Corp., Class A	1,689	5,506
Eros International PLC(a)	1,249	2,073
EW Scripps Co., Class A	1,830	28,054
Fluent, Inc.(a)	1,571	8,169
Fox Corp., Class A	12,441	464,298
Fox Corp., Class B(a)	5,912	219,926
Gannett Co., Inc.	3,516	36,039
GCI Liberty, Inc., Class A(a)(b)	3,574	213,475
Gray Television, Inc.(a)	2,913	51,706
IMAX Corp.(a)	1,466	32,179
Interpublic Group of Cos., Inc.	13,730	314,692
John Wiley & Sons, Inc., Class A	1,797	81,781
Liberty Broadband Corp., Class A(a)	1,159	113,802
Liberty Broadband Corp., Class C(a)	3,763	374,456
Liberty Latin America Ltd., Class A(a)(b)	2,374	38,910
Liberty Latin America Ltd., Class C(a)	3,518	57,695
Liberty Media Corp. — Liberty Formula One, Class A(a)	581	21,776
Liberty Media Corp. — Liberty Formula One, Class C(a)	7,601	299,327
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	3,250	135,297
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	5,785	242,160
Liberty Media Corp.-Liberty Braves, Class A(a)	602	17,398
Liberty Media Corp.-Liberty Braves, Class C(a)	944	27,159
Lions Gate Entertainment Corp., Class A	3,127	40,370
Lions Gate Entertainment Corp., Class B	2,474	30,158
LiveXLive Media, Inc.(a)(b)	943	2,782
Madison Square Garden Co., Class A(a)	644	186,786
MDC Partners, Inc., Class A(a)	2,553	6,383
Meredith Corp.	1,332	73,074
MSG Networks, Inc., Class A(a)	1,788	33,954
National CineMedia, Inc.	2,288	16,291
New Media Investment Group, Inc.	2,227	23,985
New York Times Co., Class A	6,200	221,216
News Corp., Class A	13,957	183,674
News Corp., Class B	5,383	72,455
Nexstar Media Group, Inc., Class A	1,569	159,677
Omnicom Group, Inc.	7,849	629,647
Reading International, Inc., Class A(a)(b)	655	8,548
Scholastic Corp.	975	33,316
Sinclair Broadcast Group, Inc., Class A	2,243	112,711
Sirius XM Holdings, Inc.	53,546	335,198
TechTarget, Inc.(a)	559	12,868
TEGNA, Inc.	7,946	120,700
TiVo Corp.	3,425	25,961
Tribune Media Co., Class A	3,169	147,263
Tribune Publishing Co.	502	4,152
Walt Disney Co.	63,083	9,021,500
WideOpenWest, Inc.(a)	921	6,990
World Wrestling Entertainment, Inc., Class A	1,576	114,701

		25,903,479

Metals & Mining — 0.4%
AK Steel Holding Corp.(a)(b)	10,476	29,542
Alcoa Corp.(a)	6,494	146,050
Allegheny Technologies, Inc.(a)	4,571	99,511
Carpenter Technology Corp.	1,574	70,846
Century Aluminum Co.(a)	1,825	13,122

Security	Shares	Value

Metals & Mining (continued)
Cleveland-Cliffs, Inc.	9,822	$104,702
Coeur Mining, Inc.(a)(b)	5,267	24,228
Commercial Metals Co.	3,747	65,610
Compass Minerals International, Inc.	1,177	65,735
Ferroglobe PLC(c)	844	—
Freeport-McMoRan, Inc.	51,802	572,930
Gold Resource Corp.	1,386	4,976
Haynes International, Inc.	363	10,803
Hecla Mining Co.	22,469	41,568
Kaiser Aluminum Corp.	636	61,228
Materion Corp.	691	42,932
Newmont Goldcorp Corp.	29,328	1,071,059
Novagold Resources, Inc.(a)	11,574	71,412
Nucor Corp.	11,048	600,790
Olympic Steel, Inc.	97	1,220
Reliance Steel & Aluminum Co.	2,252	225,087
Royal Gold, Inc.	2,268	259,573
Ryerson Holding Corp.(a)(b)	148	1,208
Schnitzer Steel Industries, Inc., Class A	861	22,928
Southern Copper Corp.	2,999	107,334
Steel Dynamics, Inc.	7,968	251,072
SunCoke Energy, Inc.(a)	1,917	14,550
Synalloy Corp.	355	6,028
TimkenSteel Corp.(a)	1,376	9,618
U.S. Silica Holdings, Inc.	2,589	35,883
United States Steel Corp.	6,540	98,296
Warrior Met Coal, Inc.	1,665	41,192
Worthington Industries, Inc.	1,445	58,118

		4,229,151

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AG Mortgage Investment Trust, Inc.	900	14,724
AGNC Investment Corp.	18,709	320,672
Annaly Capital Management, Inc.	51,810	494,786
Colony Credit Real Estate, Inc.	3,551	57,526
Drive Shack, Inc.(a)	4,091	21,355
Dynex Capital, Inc.	695	11,329
Ellington Financial, Inc.	3,345	58,471
Exantas Capital Corp.	848	9,489
Front Yard Residential Corp.	1,023	12,286
Granite Point Mortgage Trust, Inc.	5,681	108,507
KKR Real Estate Finance Trust, Inc.	471	9,434
Ready Capital Corp.	1,290	19,827
TPG RE Finance Trust, Inc.	5,211	102,917
Two Harbors Investment Corp.	9,340	125,717

		1,367,040

Multi-Utilities — 0.9%
Ameren Corp.	8,646	654,416
Avista Corp.	2,052	94,454
Black Hills Corp.	2,294	181,570
CenterPoint Energy, Inc.	18,034	523,166
CMS Energy Corp.	10,189	593,204
Consolidated Edison, Inc.	11,622	987,405
Dominion Energy, Inc.	28,736	2,134,797
DTE Energy Co.	6,608	839,943
MDU Resources Group, Inc.	6,866	183,597
NiSource, Inc.	13,508	401,053
NorthWestern Corp.	2,456	171,724
Public Service Enterprise Group, Inc.	18,429	1,053,217
Sempra Energy	9,936	1,345,632
WEC Energy Group, Inc.	11,405	974,671

		10,138,849

Multiline Retail — 0.5%
Big Lots, Inc.	1,393	35,661

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail (continued)
Burlington Stores, Inc.(a)	2,388	$431,631
Dillard’s, Inc., Class A(b)	348	25,327
Dollar General Corp.	9,380	1,257,108
Dollar Tree, Inc.(a)	8,434	858,160
JC Penney Co., Inc.(a)(b)	11,059	8,797
Kohl’s Corp.	5,899	317,720
Macy’s, Inc.	10,824	246,030
Nordstrom, Inc.	3,656	121,050
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	2,018	170,904
Target Corp.	18,055	1,559,952

		5,032,340

Oil, Gas & Consumable Fuels — 4.0%
Abraxas Petroleum Corp.(a)	5,435	4,731
Amplify Energy Corp.(a)	929	4,227
Anadarko Petroleum Corp.	18,068	1,330,889
Antero Midstream Corp.	8,634	78,742
Antero Resources Corp.(a)(b)	13,847	63,835
Apache Corp.	13,824	337,582
Arch Coal, Inc., Class A	610	54,388
Ardmore Shipping Corp.(a)	591	4,338
Berry Petroleum Corp.	2,607	25,549
Bonanza Creek Energy, Inc.(a)(b)	672	14,650
Brigham Minerals, Inc., Class A(a)	1,231	26,405
Cabot Oil & Gas Corp.	15,270	292,573
California Resources Corp.(a)(b)	1,695	25,950
Callon Petroleum Co.(a)	6,970	34,292
Carrizo Oil & Gas, Inc.(a)	2,469	23,530
Centennial Resource Development, Inc., Class A(a)(b)	6,970	41,471
Cheniere Energy, Inc.(a)	8,276	539,181
Chesapeake Energy Corp.(a)(b)	50,918	92,162
Chevron Corp.	68,925	8,485,357
Cimarex Energy Co.	3,621	183,476
Clean Energy Fuels Corp.(a)	4,949	13,214
CNX Resources Corp.(a)	6,831	56,151
Concho Resources, Inc.	7,215	704,761
ConocoPhillips	40,731	2,406,387
CONSOL Energy, Inc.(a)	881	18,933
Continental Resources, Inc.(a)(b)	3,232	120,133
Contura Energy, Inc.(a)(b)	930	33,322
CVR Energy, Inc.	1,386	73,555
Delek US Holdings, Inc.	2,513	108,260
Denbury Resources, Inc.(a)	18,412	20,806
Devon Energy Corp.	15,432	416,664
DHT Holdings, Inc.	3,294	18,611
Diamondback Energy, Inc.	5,898	610,030
Dorian LPG Ltd.(a)	265	2,425
Energy Fuels, Inc.(a)(b)	4,782	8,703
EOG Resources, Inc.	20,955	1,798,987
EQT Corp.	9,243	139,662
Equitrans Midstream Corp.	7,627	126,532
Evolution Petroleum Corp.	1,161	7,082
Extraction Oil & Gas, Inc.(a)(b)	3,544	13,148
Exxon Mobil Corp.	152,862	11,366,818
GasLog Ltd.	1,281	18,241
Golar LNG Ltd.	3,854	65,287
Goodrich Petroleum Corp.(a)	829	9,542
Green Plains, Inc.	1,196	12,068
Gulfport Energy Corp.(a)(b)	5,379	20,333
Hess Corp.	9,879	640,554
HighPoint Resources Corp.(a)	3,389	4,236
HollyFrontier Corp.	5,836	290,458
International Seaways, Inc.(a)	846	14,390
Jagged Peak Energy, Inc.(a)	2,073	15,216
Kinder Morgan, Inc.	70,677	1,457,360

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Kosmos Energy Ltd.	16,300	$97,963
Laredo Petroleum, Inc.(a)	4,661	15,475
Magnolia Oil & Gas Corp., Class A(a)(b)	4,585	51,260
Marathon Oil Corp.	31,272	439,997
Marathon Petroleum Corp.	23,799	1,342,026
Matador Resources Co.(a)	4,298	75,774
Montage Resources Corp.(a)	38	127
Murphy Oil Corp.	5,842	140,442
Murphy USA, Inc.(a)	981	86,681
Noble Energy, Inc.	17,094	377,435
Nordic American Tankers Ltd.	4,938	9,975
Northern Oil and Gas, Inc.(a)	8,860	14,353
Oasis Petroleum, Inc.(a)	15,249	74,263
Occidental Petroleum Corp.	26,982	1,385,795
ONEOK, Inc.	14,957	1,048,187
Overseas Shipholding Group, Inc., Class A(a)	2,632	5,132
Panhandle Oil and Gas, Inc., Class A	196	2,315
Par Pacific Holdings, Inc.(a)	783	18,056
Parsley Energy, Inc., Class A(a)	9,854	163,478
PBF Energy, Inc., Class A	4,493	125,489
PDC Energy, Inc.(a)	2,099	60,304
Peabody Energy Corp.	2,502	52,692
Penn Virginia Corp.(a)	390	13,354
Phillips 66	16,292	1,670,907
Pioneer Natural Resources Co.	6,051	835,280
QEP Resources, Inc.(a)	10,113	50,059
Range Resources Corp.	6,720	38,237
Renewable Energy Group, Inc.(a)	1,207	16,403
REX American Resources Corp.(a)	221	16,487
Ring Energy, Inc.(a)(b)	2,128	5,214
SandRidge Energy, Inc.(a)	1,012	6,831
Scorpio Tankers, Inc.	1,791	46,942
SemGroup Corp., Class A	2,436	30,864
Ship Finance International Ltd.	3,033	39,884
SilverBow Resources, Inc.(a)	446	4,634
SM Energy Co.	3,522	35,114
Southwestern Energy Co.(a)	22,994	50,587
SRC Energy, Inc.(a)	7,639	31,167
Talos Energy, Inc.(a)	673	13,850
Targa Resources Corp.	8,633	335,910
Teekay Corp.(b)	2,111	9,626
Teekay Tankers Ltd., Class A(a)	1,294	1,592
Tellurian, Inc.(a)(b)	2,575	15,888
Uranium Energy Corp.(a)	5,795	5,739
Valero Energy Corp.	15,174	1,293,583
W&T Offshore, Inc.(a)	2,856	12,823
Whiting Petroleum Corp.(a)	3,508	62,021
Williams Cos., Inc.	44,120	1,087,117
World Fuel Services Corp.	2,619	102,246
WPX Energy, Inc.(a)	17,350	181,134

		43,875,909

Paper & Forest Products — 0.0%
Boise Cascade Co.	1,353	36,531
Clearwater Paper Corp.(a)	1,133	22,241
Domtar Corp.	2,316	98,314
Louisiana-Pacific Corp.	4,595	120,113
Neenah, Inc.	540	35,483
PH Glatfelter Co.	1,299	21,200
Schweitzer-Mauduit International, Inc.	953	32,812
Verso Corp., Class A(a)	1,086	17,572

		384,266

Personal Products — 0.2%
Coty, Inc., Class A	9,870	107,682

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products (continued)
Edgewell Personal Care Co.(a)	2,165	$65,881
elf Beauty, Inc.(a)	1,016	16,856
Estee Lauder Cos., Inc., Class A	7,775	1,432,077
Herbalife Nutrition Ltd.(a)	3,610	148,082
Inter Parfums, Inc.	577	39,975
Medifast, Inc.	448	50,019
Nature’s Sunshine Products, Inc.(a)	255	2,303
Nu Skin Enterprises, Inc., Class A	1,980	79,160
Revlon, Inc., Class A(a)(b)	260	5,179
USANA Health Sciences, Inc.(a)(b)	423	28,785

		1,975,999

Pharmaceuticals — 3.8%
Aclaris Therapeutics, Inc.(a)	795	1,018
Aerie Pharmaceuticals, Inc.(a)	2,277	49,343
Akcea Therapeutics, Inc.(a)(b)	393	8,501
Akorn, Inc.(a)	3,178	11,822
Allergan PLC	11,985	1,923,593
Amneal Pharmaceuticals, Inc.(a)	2,714	9,933
Amphastar Pharmaceuticals, Inc.(a)	1,216	24,502
ANI Pharmaceuticals, Inc.(a)	309	26,138
Arvinas Holding Co. LLC(a)	1,003	26,760
Assembly Biosciences, Inc.(a)	543	6,788
Assertio Therapeutics, Inc.(a)	2,355	8,078
Axsome Therapeutics, Inc.(a)	1,238	31,569
BioDelivery Sciences International, Inc.(a)	6,440	23,892
Bristol-Myers Squibb Co.	58,974	2,619,035
Catalent, Inc.(a)	5,242	296,121
Collegium Pharmaceutical, Inc.(a)	921	10,103
Corcept Therapeutics, Inc.(a)	3,820	43,013
Corium International, Inc.(c)	973	175
Cymabay Therapeutics, Inc.(a)(b)	1,820	11,248
Dermira, Inc.(a)	1,215	10,704
Dova Pharmaceuticals, Inc.(a)	368	5,884
Elanco Animal Health, Inc.(a)	13,912	458,540
Eli Lilly & Co.	31,220	3,401,419
Eloxx Pharmaceuticals, Inc.(a)(b)	661	5,394
Endo International PLC(a)	9,415	29,846
Evolus, Inc.(a)(b)	275	4,881
Heska Corp.(a)	201	16,108
Horizon Therapeutics PLC(a)(b)	6,372	158,599
Intersect ENT, Inc.(a)(b)	830	16,409
Intra-Cellular Therapies, Inc.(a)(b)	1,512	12,625
Jazz Pharmaceuticals PLC(a)	1,976	275,415
Johnson & Johnson	96,153	12,521,044
Kala Pharmaceuticals, Inc.(a)(b)	2,463	14,482
Lannett Co., Inc.(a)	1,056	7,466
Mallinckrodt PLC(a)(b)	3,436	23,399
Marinus Pharmaceuticals, Inc.(a)(b)	1,291	1,420
Medicines Co.(a)(b)	2,742	98,273
Merck & Co., Inc.	93,245	7,738,403
Mylan NV(a)	18,512	386,901
MyoKardia, Inc.(a)(b)	2,008	109,295
Nektar Therapeutics(a)(b)	6,283	178,814
Odonate Therapeutics, Inc.(a)	353	14,385
Omeros Corp.(a)(b)	1,445	22,412
Optinose, Inc.(a)(b)	514	2,760
Pacira BioSciences, Inc.(a)	1,569	68,863
Paratek Pharmaceuticals, Inc.(a)(b)	915	2,955
Perrigo Co. PLC	4,735	255,737
Pfizer, Inc.	201,381	7,821,638
Phibro Animal Health Corp., Class A	619	19,270
Prestige Consumer Healthcare, Inc.(a)	1,713	59,270
Reata Pharmaceuticals, Inc., Class A(a)	632	57,291
Revance Therapeutics, Inc.(a)	1,026	12,907

Security	Shares	Value

Pharmaceuticals (continued)
SIGA Technologies, Inc.(a)(b)	1,580	$8,848
Supernus Pharmaceuticals, Inc.(a)	1,606	53,592
TherapeuticsMD, Inc.(a)(b)	4,721	10,150
Theravance Biopharma, Inc.(a)	1,235	25,750
Tricida, Inc.(a)	758	23,923
WaVe Life Sciences Ltd.(a)	1,000	21,410
Xeris Pharmaceuticals, Inc.(a)	1,212	14,180
Zoetis, Inc.	17,324	1,990,354
Zogenix, Inc.(a)(b)	1,757	84,635

		41,177,283

Professional Services — 0.5%
ASGN, Inc.(a)	1,855	116,958
Barrett Business Services, Inc.	250	21,875
BG Staffing, Inc.	933	15,506
CBIZ, Inc.(a)	1,845	43,118
CoStar Group, Inc.(a)	1,289	793,251
CRA International, Inc.	196	8,510
Equifax, Inc.	4,296	597,531
Exponent, Inc.	2,035	140,008
Forrester Research, Inc.	194	9,182
Franklin Covey Co.(a)	195	7,117
FTI Consulting, Inc.(a)	1,402	146,439
GP Strategies Corp.(a)(b)	414	6,574
Heidrick & Struggles International, Inc.	563	16,721
Huron Consulting Group, Inc.(a)	692	42,191
ICF International, Inc.	640	54,522
IHS Markit Ltd.(a)	14,357	924,878
Insperity, Inc.	1,357	144,317
Kelly Services, Inc., Class A	887	24,685
Kforce, Inc.	689	23,488
Korn Ferry	2,175	85,434
ManpowerGroup, Inc.	2,261	206,542
Mistras Group, Inc.(a)	335	5,079
Navigant Consulting, Inc.	1,401	34,128
Nielsen Holdings PLC	12,851	297,629
Paylocity Holding Corp.(a)	1,244	127,000
Resources Connection, Inc.	605	10,648
Robert Half International, Inc.	4,231	255,595
TransUnion	6,601	546,497
TriNet Group, Inc.(a)(b)	1,531	112,590
TrueBlue, Inc.(a)	1,432	28,311
Upwork, Inc.(a)(b)	3,096	50,898
Verisk Analytics, Inc.	5,834	885,134
WageWorks, Inc.(a)(b)	1,499	76,704
Willdan Group, Inc.(a)(b)	300	10,494

		5,869,554

Real Estate Management & Development — 0.2%
Alexander & Baldwin, Inc.	2,923	68,720
Altisource Portfolio Solutions SA(a)	294	6,174
CareTrust REIT, Inc.	2,722	63,232
CBRE Group, Inc., Class A(a)	12,176	645,450
Consolidated-Tomoka Land Co.	88	5,519
Cushman & Wakefield PLC(a)	4,042	80,193
Essential Properties Realty Trust, Inc.	4,728	99,855
Forestar Group, Inc.(a)	92	1,901
FRP Holdings, Inc.(a)(b)	186	9,222
Global Medical REIT, Inc.	1,485	15,340
Howard Hughes Corp.(a)	1,407	189,945
Jones Lang LaSalle, Inc.	1,811	263,845
Kennedy-Wilson Holdings, Inc.	4,952	106,567
Marcus & Millichap, Inc.(a)	917	30,444
Newmark Group, Inc., Class A	4,460	43,976
RE/MAX Holdings, Inc., Class A	632	18,379

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Realogy Holdings Corp.	4,862	$25,331
Redfin Corp.(a)	3,313	59,766
RMR Group, Inc., Class A	188	9,257
St. Joe Co.(a)(b)	1,480	28,475
Stratus Properties, Inc.(a)	132	3,725
Tejon Ranch Co.(a)(b)	507	9,395

		1,784,711

Road & Rail — 1.0%
AMERCO	336	130,032
ArcBest Corp.	886	26,518
Avis Budget Group, Inc.(a)	2,353	85,626
Covenant Transportation Group, Inc., Class A(a)	245	4,128
CSX Corp.	28,133	1,980,563
Daseke, Inc.(a)(b)	1,090	4,033
Genesee & Wyoming, Inc., Class A(a)	1,958	215,008
Heartland Express, Inc.	1,712	33,966
Hertz Global Holdings, Inc.(a)	3,656	56,741
JB Hunt Transport Services, Inc.	3,106	317,961
Kansas City Southern	3,623	448,310
Knight-Swift Transportation Holdings, Inc.	4,603	164,972
Landstar System, Inc.	1,388	154,443
Lyft, Inc., Class A(a)(b)	1,286	78,279
Marten Transport Ltd.	1,272	25,529
Norfolk Southern Corp.	9,576	1,830,165
Old Dominion Freight Line, Inc.	2,368	395,409
Ryder System, Inc.	1,731	92,193
Saia, Inc.(a)	851	64,931
Schneider National, Inc., Class B	1,409	27,194
Uber Technologies, Inc.(a)(b)	6,497	273,784
Union Pacific Corp.	25,657	4,616,977
Universal Logistics Holdings, Inc.	345	6,793
US Xpress Enterprises, Inc., Class A(a)	1,385	7,050
Werner Enterprises, Inc.	1,616	53,570
YRC Worldwide, Inc.(a)	617	2,011

		11,096,186

Semiconductors & Semiconductor Equipment — 3.6%
Acacia Communications, Inc.(a)	1,785	119,898
Adesto Technologies Corp.(a)	971	8,273
Advanced Energy Industries, Inc.(a)	1,282	74,869
Advanced Micro Devices, Inc.(a)	36,299	1,105,305
Alpha & Omega Semiconductor Ltd.(a)(b)	229	2,324
Ambarella, Inc.(a)	1,225	61,189
Amkor Technology, Inc.(a)	5,128	47,331
Analog Devices, Inc.	13,291	1,561,161
Applied Materials, Inc.	34,395	1,698,081
Aquantia Corp.(a)	694	9,112
Axcelis Technologies, Inc.(a)	1,025	16,451
AXT, Inc.(a)	1,214	5,184
Broadcom, Inc.	13,975	4,052,610
Brooks Automation, Inc.	2,594	100,647
Cabot Microelectronics Corp.	1,038	126,273
CEVA, Inc.(a)	893	24,807
Cirrus Logic, Inc.(a)	1,979	97,070
Cohu, Inc.	1,255	19,026
Cree, Inc.(a)	3,602	223,972
Cypress Semiconductor Corp.	12,712	291,995
Diodes, Inc.(a)	1,755	74,763
Entegris, Inc.	5,094	221,640
First Solar, Inc.(a)(b)	3,002	193,599
FormFactor, Inc.(a)	2,501	41,967
Ichor Holdings Ltd.(a)	969	24,428
Impinj, Inc.(a)(b)	724	26,209
Inphi Corp.(a)	1,610	96,938

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	162,071	$8,192,689
KLA Corp.	5,805	791,338
Lam Research Corp.	5,459	1,138,802
Lattice Semiconductor Corp.(a)	4,376	84,632
MACOM Technology Solutions Holdings, Inc.(a)	2,303	45,185
Marvell Technology Group Ltd.	24,150	634,179
Maxim Integrated Products, Inc.	9,882	584,916
MaxLinear, Inc.(a)	1,973	43,366
Microchip Technology, Inc.	8,327	786,235
Micron Technology, Inc.(a)	40,353	1,811,446
MKS Instruments, Inc.	1,938	164,982
Monolithic Power Systems, Inc.	1,598	236,760
Nanometrics, Inc.(a)	691	21,684
NeoPhotonics Corp.(a)	3,433	15,757
NVE Corp.	172	11,562
NVIDIA Corp.	21,097	3,559,486
ON Semiconductor Corp.(a)	15,134	325,532
PDF Solutions, Inc.(a)	466	6,221
Photronics, Inc.(a)	2,227	21,446
Power Integrations, Inc.	1,176	107,098
Qorvo, Inc.(a)	4,386	321,450
QUALCOMM, Inc.	44,125	3,228,185
Rambus, Inc.(a)	3,047	37,966
Rudolph Technologies, Inc.(a)	953	25,655
Semtech Corp.(a)	2,463	130,219
Silicon Laboratories, Inc.(a)	1,535	172,242
Skyworks Solutions, Inc.	6,185	527,457
SMART Global Holdings, Inc.(a)	621	18,903
SunPower Corp.(a)(b)	2,301	26,899
Teradyne, Inc.	5,998	334,268
Texas Instruments, Inc.	33,823	4,228,213
Ultra Clean Holdings, Inc.(a)(b)	1,174	17,129
Veeco Instruments, Inc.(a)	1,822	21,700
Xilinx, Inc.	9,117	1,041,253
Xperi Corp.	1,688	36,039

		39,076,016

Software — 6.9%
A10 Networks, Inc.(a)	1,111	8,421
ACI Worldwide, Inc.(a)	4,099	137,562
Adobe, Inc.(a)	17,561	5,248,280
Alarm.com Holdings, Inc.(a)(b)	1,605	80,106
Allscripts Healthcare Solutions, Inc.(a)	5,814	59,884
Altair Engineering, Inc., Class A(a)	1,686	70,154
Alteryx, Inc., Class A(a)(b)	1,646	193,471
American Software, Inc., Class A	608	8,099
Anaplan, Inc.(a)	2,988	170,137
ANSYS, Inc.(a)	2,967	602,657
Appfolio, Inc., Class A(a)	449	43,351
Appian Corp.(a)	1,482	58,228
Aspen Technology, Inc.(a)	2,474	326,246
Atlassian Corp. PLC, Class A(a)(b)	3,837	537,640
Autodesk, Inc.(a)	7,927	1,237,960
Avalara, Inc.(a)	1,594	129,879
Avaya Holdings Corp.(a)	3,737	44,993
Benefitfocus, Inc.(a)	1,165	29,113
Blackbaud, Inc.	1,795	163,345
Blackline, Inc.(a)(b)	1,436	64,046
Bottomline Technologies DE, Inc.(a)	1,351	56,864
Box, Inc., Class A(a)(b)	4,996	82,634
Cadence Design Systems, Inc.(a)	10,009	739,765
Carbon Black, Inc.(a)	1,643	30,576
CDK Global, Inc.	4,434	229,992
Ceridian HCM Holding, Inc.(a)(b)	2,537	135,247
ChannelAdvisor Corp.(a)	878	8,016

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Cision Ltd.(a)	2,949	$30,640
Citrix Systems, Inc.	4,553	429,075
Cloudera, Inc.(a)(b)	7,672	45,879
CommVault Systems, Inc.(a)	1,116	50,711
Cornerstone OnDemand, Inc.(a)	2,151	127,339
Coupa Software, Inc.(a)(b)	2,249	305,212
Digimarc Corp.(a)	251	11,340
Digital Turbine, Inc.(a)	4,909	26,656
DocuSign, Inc.(a)	5,664	292,942
Domo, Inc., Class B(a)(b)	754	20,916
Dropbox, Inc., Class A(a)	8,180	192,721
Ebix, Inc.(b)	762	35,075
eGain Corp.(a)	724	5,604
Elastic NV(a)	1,482	146,466
Envestnet, Inc.(a)	1,835	131,037
ePlus, Inc.(a)	424	32,182
Everbridge, Inc.(a)(b)	1,179	120,612
Fair Isaac Corp.(a)	991	344,293
FireEye, Inc.(a)	7,033	105,495
Five9, Inc.(a)	2,193	108,268
ForeScout Technologies, Inc.(a)	2,021	75,505
Fortinet, Inc.(a)	5,308	426,285
Glu Mobile, Inc.(a)(b)	3,454	25,767
Guidewire Software, Inc.(a)	2,889	294,909
HubSpot, Inc.(a)	1,537	274,693
Instructure, Inc.(a)	984	39,055
Intuit, Inc.	8,949	2,481,647
j2 Global, Inc.	1,636	145,751
LivePerson, Inc.(a)	3,540	117,493
LogMeIn, Inc.	1,759	133,631
Manhattan Associates, Inc.(a)	2,340	198,877
Microsoft Corp.	273,351	37,249,541
MicroStrategy, Inc., Class A(a)	315	43,070
Mitek Systems, Inc.(a)	1,307	13,122
MobileIron, Inc.(a)	2,756	19,016
Model N, Inc.(a)(b)	760	16,614
Monotype Imaging Holdings, Inc.	1,644	32,831
Netscout Systems, Inc.(a)	3,063	79,761
New Relic, Inc.(a)	1,587	147,861
Nuance Communications, Inc.(a)(b)	10,159	169,046
Nutanix, Inc., Class A(a)(b)	5,055	114,748
OneSpan, Inc.(a)	969	14,167
Oracle Corp.	82,953	4,670,254
Pagerduty, Inc.(a)(b)	741	32,752
Paycom Software, Inc.(a)(b)	1,803	434,072
Pegasystems, Inc.	1,263	95,483
Pluralsight, Inc., Class A(a)	2,064	63,344
Progress Software Corp.	1,840	79,654
Proofpoint, Inc.(a)	2,142	270,320
PROS Holdings, Inc.(a)	1,056	76,412
PTC, Inc.(a)	3,853	261,156
Q2 Holdings, Inc.(a)(b)	1,382	110,380
QAD, Inc., Class A	286	12,338
Qualys, Inc.(a)	1,282	110,970
Rapid7, Inc.(a)	1,709	103,651
RealPage, Inc.(a)(b)	3,159	197,374
RingCentral, Inc., Class A(a)(b)	2,511	356,512
Rosetta Stone, Inc.(a)	562	12,904
SailPoint Technologies Holding, Inc.(a)	2,947	62,300
salesforce.com, Inc.(a)	26,610	4,111,245
SecureWorks Corp., Class A(a)	607	7,248
ServiceNow, Inc.(a)(b)	6,666	1,849,082
ShotSpotter, Inc.(a)	218	8,195
Smartsheet, Inc., Class A(a)	3,137	156,568

Security	Shares	Value

Software (continued)
SolarWinds Corp.(a)	2,294	$41,108
Splunk, Inc.(a)	5,378	727,697
SPS Commerce, Inc.(a)	590	65,980
SS&C Technologies Holdings, Inc.	7,978	382,545
SVMK, Inc.(a)(b)	3,933	66,743
Symantec Corp.	21,774	469,447
Synopsys, Inc.(a)	5,353	710,664
Tableau Software, Inc., Class A(a)	2,745	465,360
Telaria, Inc.(a)	2,084	16,880
TeleNav, Inc.(a)(b)	760	7,167
Tenable Holdings, Inc.(a)	976	24,459
Trade Desk, Inc., Class A(a)(b)	1,373	361,525
Tyler Technologies, Inc.(a)	1,390	324,356
Upland Software, Inc.(a)(b)	1,274	56,043
Varonis Systems, Inc.(a)	1,139	81,905
Verint Systems, Inc.(a)	2,326	134,606
VirnetX Holding Corp.(a)	2,642	19,313
VMware, Inc., Class A	2,846	496,599
Workday, Inc., Class A(a)	5,806	1,161,084
Workiva, Inc.(a)(b)	1,696	97,503
Yext, Inc.(a)(b)	3,424	71,253
Zendesk, Inc.(a)(b)	3,830	320,035
Zix Corp.(a)	2,268	20,661
Zscaler, Inc.(a)(b)	2,183	183,961
Zuora, Inc., Class A(a)	3,662	54,967
Zynga, Inc., Class A(a)	28,730	183,297

		74,799,891

Specialty Retail — 2.2%
Aaron’s, Inc.(b)	2,586	163,047
Abercrombie & Fitch Co., Class A	2,479	46,927
Advance Auto Parts, Inc.	2,510	378,106
America’s Car-Mart, Inc.(a)	281	25,335
American Eagle Outfitters, Inc.	6,018	106,458
Asbury Automotive Group, Inc.(a)	625	57,550
Ascena Retail Group, Inc.(a)	4,289	1,905
AutoNation, Inc.(a)	1,993	97,019
AutoZone, Inc.(a)	896	1,006,244
Barnes & Noble Education, Inc.(a)	774	2,709
Barnes & Noble, Inc.	2,427	15,824
Bed Bath & Beyond, Inc.	4,825	46,851
Best Buy Co., Inc.	8,302	635,352
BMC Stock Holdings, Inc.(a)	2,469	52,219
Boot Barn Holdings, Inc.(a)	729	22,810
Buckle, Inc.	884	17,989
Caleres, Inc.	1,279	24,020
CarMax, Inc.(a)(b)	6,106	535,863
Carvana Co.(a)	1,518	96,484
Cato Corp., Class A	507	7,286
Chico’s FAS, Inc.	3,622	11,554
Children’s Place, Inc.	603	58,895
Citi Trends, Inc.	277	4,252
Conn’s, Inc.(a)	641	13,333
Container Store Group, Inc.(a)(b)	1,057	6,458
Designer Brands, Inc., Class A	1,907	35,051
Dick’s Sporting Goods, Inc.	2,462	91,513
Express, Inc.(a)(b)	2,627	6,489
Five Below, Inc.(a)	1,960	230,222
Floor & Decor Holdings, Inc., Class A(a)	2,523	98,775
Foot Locker, Inc.	4,050	166,293
GameStop Corp., Class A(b)	3,539	14,227
Gap, Inc.	8,057	157,112
Genesco, Inc.(a)	625	24,613
GNC Holdings, Inc., Class A(a)(b)	3,255	6,770
Group 1 Automotive, Inc.	663	55,666

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Guess?, Inc.	1,837	$30,953
Haverty Furniture Cos., Inc.	502	9,091
Hibbett Sports, Inc.(a)(b)	427	7,857
Home Depot, Inc.	39,827	8,510,632
Hudson Ltd., Class A(a)	1,455	18,595
L Brands, Inc.	8,273	214,684
Lithia Motors, Inc., Class A	810	106,823
Lowe’s Cos., Inc.	28,812	2,921,537
Lumber Liquidators Holdings, Inc.(a)	1,004	8,805
MarineMax, Inc.(a)(b)	887	13,695
Michaels Cos., Inc.(a)	3,572	24,540
Monro, Inc.	1,401	117,978
National Vision Holdings, Inc.(a)	2,652	83,777
O’Reilly Automotive, Inc.(a)	2,794	1,063,843
Office Depot, Inc.	17,002	34,684
Party City Holdco, Inc.(a)(b)	2,256	14,393
Penske Automotive Group, Inc.	1,347	61,922
Rent-A-Center, Inc.(a)	1,370	37,031
RH(a)	678	94,513
Ross Stores, Inc.	13,090	1,387,933
Sally Beauty Holdings, Inc.(a)	4,986	68,508
Shoe Carnival, Inc.	372	9,441
Signet Jewelers Ltd.	1,788	32,434
Sleep Number Corp.(a)	1,074	52,809
Sonic Automotive, Inc., Class A	808	22,277
Sportsman’s Warehouse Holdings, Inc.(a)(b)	414	1,859
Systemax, Inc.	366	7,942
Tailored Brands, Inc.	1,674	8,152
Tiffany & Co.	4,494	422,077
Tile Shop Holdings, Inc.	1,702	4,408
Tilly’s, Inc., Class A	598	4,898
TJX Cos., Inc.	44,174	2,410,133
Tractor Supply Co.	4,387	477,349
Ulta Salon Cosmetics & Fragrance, Inc.(a)	2,028	708,279
Urban Outfitters, Inc.(a)	2,358	56,144
Williams-Sonoma, Inc.	2,953	196,906
Winmark Corp.	142	23,999
Zumiez, Inc.(a)	536	13,277

		23,605,399

Technology Hardware, Storage & Peripherals — 3.6%
3D Systems Corp.(a)(b)	3,456	31,173
Apple, Inc.	166,613	35,495,234
Avid Technology, Inc.(a)	592	6,068
Cray, Inc.(a)	1,242	43,023
Dell Technologies, Inc., Class C(a)	5,274	304,521
Diebold Nixdorf, Inc.(a)	2,781	38,684
Hewlett Packard Enterprise Co.	49,164	706,487
HP, Inc.	56,248	1,183,458
Immersion Corp.(a)	1,186	9,535
NCR Corp.(a)(b)	4,301	145,417
NetApp, Inc.	9,092	531,791
Pure Storage, Inc., Class A(a)	9,386	142,104
Stratasys Ltd.(a)(b)	1,763	49,170
Synaptics, Inc.(a)	1,075	34,593
USA Technologies, Inc.(a)	1,580	10,396
Western Digital Corp.	10,460	563,689
Xerox Corp.	6,720	215,712

		39,511,055

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)	5,139	182,897
Carter’s, Inc.	1,653	153,762
Columbia Sportswear Co.	1,102	116,790
Crocs, Inc.(a)	2,705	61,809

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Culp, Inc.	170	$3,055
Deckers Outdoor Corp.(a)	1,021	159,562
Fossil Group, Inc.(a)	1,424	15,721
G-III Apparel Group Ltd.(a)(b)	1,377	39,465
Hanesbrands, Inc.	12,597	202,686
Kontoor Brands, Inc.(a)	1,656	48,570
Lululemon Athletica, Inc.(a)	4,288	819,394
Movado Group, Inc.	450	11,848
NIKE, Inc., Class B	44,546	3,832,292
Oxford Industries, Inc.	585	42,816
PVH Corp.	2,708	240,795
Ralph Lauren Corp.	1,946	202,832
Rocky Brands, Inc.	309	9,740
Skechers U.S.A., Inc., Class A(a)(b)	4,874	184,920
Steven Madden Ltd.	2,896	99,941
Tapestry, Inc.	10,364	320,558
Under Armour, Inc., Class A(a)(b)	6,586	151,939
Under Armour, Inc., Class C(a)	7,474	152,021
Unifi, Inc.(a)(b)	322	6,025
Vera Bradley, Inc.(a)(b)	696	8,178
VF Corp.	11,310	988,381
Wolverine World Wide, Inc.	3,520	95,568

		8,151,565

Thrifts & Mortgage Finance — 0.2%
Axos Financial, Inc.(a)	1,972	57,799
Banc of California, Inc.	1,360	21,257
Berkshire Hills Bancorp, Inc.	2,000	65,600
Brookline Bancorp, Inc.	2,260	33,516
Capitol Federal Financial, Inc.	5,759	78,668
Columbia Financial, Inc.(a)	1,426	21,804
Dime Community Bancshares, Inc.	995	20,079
Entegra Financial Corp.(a)	170	5,068
Essent Group Ltd.(a)	3,417	157,729
Federal Agricultural Mortgage Corp., Class C	263	20,322
First Defiance Financial Corp.	610	17,519
Flagstar Bancorp, Inc.	908	31,308
Flushing Financial Corp.	756	15,392
Greene County Bancorp, Inc.	392	10,878
Hingham Institution for Savings	79	15,230
Home Bancorp, Inc.	190	7,098
HomeStreet, Inc.(a)	1,075	31,197
Kearny Financial Corp.	3,052	40,744
Ladder Capital Corp.	5,514	92,801
LendingTree, Inc.(a)	293	94,504
Merchants Bancorp	405	7,245
Meridian Bancorp, Inc.	1,376	25,236
Meta Financial Group, Inc.	945	29,172
MGIC Investment Corp.(a)	12,493	160,535
Mr Cooper Group, Inc.(a)(b)	2,984	22,708
New York Community Bancorp, Inc.	17,102	197,186
NMI Holdings, Inc., Class A(a)	2,174	54,089
Northfield Bancorp, Inc.	1,190	18,624
Northwest Bancshares, Inc.	2,775	47,591
OceanFirst Financial Corp.	1,828	44,603
Ocwen Financial Corp.(a)(b)	3,735	7,097
Oritani Financial Corp.	2,679	48,490
PCSB Financial Corp.	450	8,748
Provident Bancorp, Inc.(a)(b)	433	11,972
Provident Financial Services, Inc.	1,941	46,933
Radian Group, Inc.	7,945	181,146
Southern Missouri Bancorp, Inc.	347	12,093
Sterling Bancorp, Inc.(b)	2,009	19,728
Territorial Bancorp, Inc.	536	15,410
TFS Financial Corp.	1,463	26,276

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
TrustCo Bank Corp. NY	1,531	$12,401
United Community Financial Corp.	695	7,075
United Financial Bancorp, Inc.	1,299	18,628
Walker & Dunlop, Inc.	946	55,190
Washington Federal, Inc.	3,037	111,094
Waterstone Financial, Inc.	804	13,588
Western New England Bancorp, Inc.	2,207	20,613
WSFS Financial Corp.	2,055	87,070

		2,149,054

Tobacco — 0.7%
22nd Century Group, Inc.(a)(b)	4,139	6,581
Altria Group, Inc.	67,754	3,189,181
Philip Morris International, Inc.	56,304	4,707,577
Pyxus International, Inc.(a)(b)	693	9,889
Turning Point Brands, Inc.	273	10,136
Universal Corp.	807	48,017
Vector Group Ltd.	3,878	44,791

		8,016,172

Trading Companies & Distributors — 0.3%
Air Lease Corp.	3,637	151,990
Aircastle Ltd.	1,676	34,844
Applied Industrial Technologies, Inc.	1,275	77,571
Beacon Roofing Supply, Inc.(a)	2,457	89,017
BlueLinx Holdings, Inc.(a)	266	5,642
CAI International, Inc.(a)	573	13,064
DXP Enterprises, Inc.(a)	556	18,876
EVI Industries, Inc.	262	9,202
Fastenal Co.	20,560	633,248
Foundation Building Materials, Inc.(a)	572	9,844
GATX Corp.	1,433	110,140
GMS, Inc.(a)	1,078	24,266
H&E Equipment Services, Inc.	1,091	33,396
HD Supply Holdings, Inc.(a)	6,408	259,588
Herc Holdings, Inc.(a)	760	34,306
Kaman Corp.	920	58,328
Lawson Products, Inc.(a)	478	20,014
MRC Global, Inc.(a)	2,394	37,442
MSC Industrial Direct Co., Inc., Class A	1,640	116,522
NOW, Inc.(a)	3,477	42,593
Rush Enterprises, Inc., Class A	823	30,994
Rush Enterprises, Inc., Class B	266	10,480
SiteOne Landscape Supply, Inc.(a)(b)	1,592	117,601
Textainer Group Holdings Ltd.(a)(b)	625	6,081
Titan Machinery, Inc.(a)	378	7,840
Triton International Ltd.	2,742	90,705
United Rentals, Inc.(a)	2,868	362,946
Univar, Inc.(a)	6,275	138,803
Veritiv Corp.(a)	406	7,073
W.W. Grainger, Inc.	1,622	472,051
Watsco, Inc.	1,163	189,127
WESCO International, Inc.(a)	1,698	86,157

		3,299,751

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	2,928	121,336
Wesco Aircraft Holdings, Inc.(a)(b)	1,784	18,786

		140,122

Water Utilities — 0.1%
American States Water Co.	1,268	98,232
American Water Works Co., Inc.	6,542	750,891
Aqua America, Inc.	7,564	317,310
Artesian Resources Corp., Class A	493	17,738
Cadiz, Inc.(a)	459	4,966

Security	Shares	Value

Water Utilities (continued)
California Water Service Group	1,529	$81,633
Connecticut Water Service, Inc.	397	27,750
Consolidated Water Co. Ltd.	1,363	19,123
Evoqua Water Technologies Corp.(a)	2,386	33,929
Global Water Resources, Inc.	64	810
Middlesex Water Co.	482	30,188
SJW Group	1,031	66,902
York Water Co.	487	17,517

		1,466,989

Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc.(a)	1,697	25,489
Gogo, Inc.(a)	2,125	8,904
Shenandoah Telecommunications Co.	1,952	76,831
Spok Holdings, Inc.	353	4,585
Sprint Corp.(a)	20,599	150,991
T-Mobile U.S., Inc.(a)(b)	11,154	889,308
Telephone & Data Systems, Inc.	3,846	124,379
United States Cellular Corp.(a)	438	20,976

		1,301,463

Total Common Stocks — 98.7% (Cost — $832,560,783)		1,075,201,567

Investment Companies — 0.5%
iShares Russell 3000 ETF(f)	27,474	4,810,697

Total Investment Companies — 0.5% (Cost — $4,505,906)		4,810,697

Total Long-Term Investments — 99.2% (Cost — $837,066,689)		1,080,012,264

Short-Term Securities — 2.7%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.45%(d)(e)(f)	21,426,010	21,436,723
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.25%(d)(f)	8,291,401	8,291,401

Total Short-Term Securities — 2.7% (Cost — $29,722,969)		29,728,124

Total Investments — 101.9% (Cost — $866,789,658)		1,109,740,388

Liabilities in Excess of Other Assets — (1.9)%		(20,686,873)

Net Assets — 100.0%		$1,089,053,515

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund

(f)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	19,141,690	2,284,321	(b)	—	21,426,011	$21,436,724	$135,888	(c)	$713	$1,147
BlackRock Cash Funds: Treasury, SL Agency Shares	4,830,428	3,460,973	(b)	—	8,291,401	8,291,401	194,862		—	—
BlackRock, Inc.	3,881	855		(420)	4,316	2,018,507	51,899		(42,784)	(71,105)
PNC Financial Services Group, Inc.(d)	14,821	3,272		(1,849)	16,244	—	62,152		(38,086)	(530,472)
PennyMac Mortgage Investment Trust	1,874	—		—	1,874	41,284	3,523		—	6,550
iShares Russell 3000 ETF	16,310	213,012		(201,848)	27,474	4,810,697	79,166		166,031	139,234

						$36,598,613	$527,490		$85,874	$(454,646)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, this entity is no longer an affiliate of the Fund.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	14	09/20/19	$1,104	$7,510
S&P500 E-Mini Index	54	09/20/19	8,052	(36,458)

				$(28,948)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contract(a)	$—	$—	$7,510	$—	$—	$—	$7,510

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contract(a)	$—	$—	$36,458	$—	$—	$—	$36,458

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts if any, are reported in the Schedules of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) July 31, 2019	iShares Total U.S. Stock Market Index Fund

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$340,730	$—	$—	$—	$340,730

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(66,686)	$—	$—	$—	$(66,686)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,331,330
Average notional value of contracts — short	—	(a)

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$1,075,201,038	$—	$529	$1,075,201,567
Investment Companies	4,810,697	—	—	4,810,697
Short-Term Securities	29,728,124	—	—	29,728,124

Total	$1,109,739,859	$—	$529	$1,109,740,388

Derivative Financial Instruments(b)
Assets:
Equity contracts	$7,510	$—	$—	$7,510
Liabilities:
Equity contracts	(36,458)	—	—	(36,458)

	$(28,948)	$—	$—	$(28,948)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2019

	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$1,110,220,935	$194,305,937	$1,073,141,775
Investments at value — affiliated(c)	57,118,662	17,578,106	36,598,613
Cash pledged for futures contracts	583,650	50,000	419,000
Receivables:
Investments sold	—	—	959,427
Securities lending income — affiliated	28,264	17,614	13,424
Capital shares sold	4,140,445	56,427	678,533
Dividends — affiliated	22,977	987	16,920
Dividends — unaffiliated	492,602	88,963	832,938
From the Manager	—	8,240	7,069
Prepaid expenses	40,023	35,644	42,627

Total assets	1,172,647,558	212,141,918	1,112,710,326

LIABILITIES
Cash collateral on securities loaned at value	36,765,528	15,175,926	21,434,115
Payables:
Investments purchased	426,904	—	834,789
Capital shares redeemed	1,324,035	103,546	1,139,443
Investment advisory fees	18,357	—	—
Directors’ and Officer’s fees	2,514	2,939	2,458
Other accrued expenses	265,552	113,788	140,105
Recoupment of past waived fees	132,344	—	—
Service fees	22,278	6,647	18,387
Variation margin on futures contracts	142,962	8,661	87,514

Total liabilities	39,100,474	15,411,507	23,656,811

NET ASSETS	$1,133,547,084	$196,730,411	$1,089,053,515

NET ASSETS CONSIST OF
Paid-in capital	$878,467,447	$173,751,949	$854,928,040
Accumulated earnings	255,079,637	22,978,462	234,125,475

NET ASSETS	$1,133,547,084	$196,730,411	$1,089,053,515

(a) Investments at cost — unaffiliated	$863,128,777	$170,772,356	$830,839,331
(b) Securities loaned at value	$35,368,359	$14,624,842	$20,682,319
(c) Investments at cost — affiliated	$56,841,351	$17,532,915	$35,950,327
See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Assets and Liabilities  (continued)

July 31, 2019

	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

NET ASSET VALUE

Institutional
Net assets	$244,272,043	$12,238,854	$88,223,045

Shares outstanding(d)	22,256,479	962,258	6,243,745

Net asset value	$10.98	$12.72	$14.13

Investor A
Net assets	$105,913,635	$30,249,501	$84,192,395

Shares outstanding(d)	9,686,379	2,381,975	5,965,162

Net asset value	$10.93	$12.70	$14.11

Class K
Net assets	$783,361,406	$154,242,056	$916,638,075

Shares outstanding(d)	71,238,729	12,128,105	64,872,574

Net asset value	$11.00	$12.72	$14.13

(d)	Unlimited number of shares authorized, $0.001 par value

See notes to financial statements.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2019

	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$16,694,196	$2,711,040	$17,994,206
Dividends — affiliated	316,395	48,028	391,602
Securities lending income — affiliated — net	136,489	96,744	135,888
Foreign taxes withheld	(2,029)	(958)	(2,569)

Total investment income	17,145,051	2,854,854	18,519,127

EXPENSES
Service and distribution — class specific	330,859	76,326	205,484
Investment advisory	192,438	53,646	95,442
Transfer agent — class specific	128,165	20,793	77,237
Registration	89,598	53,238	70,740
Custodian	62,791	57,668	51,801
Professional	54,413	62,198	62,633
Printing	30,875	40,757	43,157
Trustees and Officer	20,406	12,942	21,637
Board realignment and consolidation	20,270	1,736	5,244
Accounting services	8,978	8,978	8,978
Recoupment of past fees waived and/or reimbursed	68,242	—	—
Recoupment of past waived and/or reimbursed fees — class specific	132,081	—	—
Miscellaneous	16,639	13,821	22,349

Total expenses	1,155,755	402,103	664,702
Less:
Fees waived and/or reimbursed by the Manager	(28,323)	(179,753)	(95,486)
Transfer agent fees waived and/or reimbursed	(2,319)	(5,277)	(12,801)

Total expenses after fees waived and/or reimbursed	1,125,113	217,073	556,415

Net investment income	16,019,938	2,637,781	17,962,712

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	19,442,959	1,302,686	(6,027,595)
Investments — affiliated	562,623	41,683	85,874
Futures contracts	461,851	(82,605)	340,730
Foreign currency transactions	—	(11)	(6)

	20,467,433	1,261,753	(5,600,997)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	39,105,832	3,410,586	64,804,332
Investments — affiliated	219,955	8,212	(454,646)
Futures contracts	(28,703)	464	(66,686)

	39,297,084	3,419,262	64,283,000

Net realized and unrealized gain	59,764,517	4,681,015	58,682,003

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,784,455	$7,318,796	$76,644,715

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets

	iShares Russell Mid-Cap Index Fund		iShares Russell Small/Mid-Cap Index Fund
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,019,938	$9,593,163	$2,637,781	$1,343,525
Net realized gain	20,467,433	22,147,172	1,261,753	5,153,639
Net change in unrealized appreciation (depreciation)	39,297,084	68,266,577	3,419,262	10,197,728

Net increase in net assets resulting from operations	75,784,455	100,006,912	7,318,796	16,694,892

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(7,547,431)	(55,263,464)	(509,276)	(166,124)
Investor A	(4,643,550)	(38,019,771)	(1,194,658)	(547,695)
Class K	(22,934,385)	(40,986,736)	(5,909,718)	(2,039,651)

Decrease in net assets resulting from distributions to shareholders	(35,125,366)	(134,269,971)	(7,613,652)	(2,753,470)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	303,522,663	181,047,107	70,510,281	23,158,948

NET ASSETS(b)
Total increase in net assets	344,181,752	146,784,048	70,215,425	37,100,370
Beginning of year	789,365,332	642,581,284	126,514,986	89,414,616

End of year	$1,133,547,084	$789,365,332	$196,730,411	$126,514,986

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Total U.S. Stock Market Index Fund
	Year Ended July 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,962,712	$13,829,168
Net realized gain (loss)	(5,600,997)	1,654,149
Net change in unrealized appreciation (depreciation)	64,283,000	98,995,319

Net increase in net assets resulting from operations	76,644,715	114,478,636

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(1,933,025)	(1,002,922)
Investor A	(1,682,526)	(1,354,067)
Class K	(18,400,730)	(14,697,743)

Decrease in net assets resulting from distributions to shareholders	(22,016,281)	(17,054,732)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	116,694,861	132,437,820

NET ASSETS(b)
Total increase in net assets	171,323,295	229,861,724
Beginning of year	917,730,220	687,868,496

End of year	$1,089,053,515	$917,730,220

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund

	Institutional
	Year Ended July 31,						Period from 05/13/15 (a) to 07/31/15
	2019	2018		2017	2016

Net asset value, beginning of period	$10.70	$11.26		$10.22	$9.94		$10.00

Net investment income(b)	0.17	0.16		0.16	0.18		0.03
Net realized and unrealized gain (loss)	0.50	1.22		1.14	0.24		(0.07)

Net increase (decrease) from investment operations	0.67	1.38		1.30	0.42		(0.04)

Distributions(c)
From net investment income	(0.17)	(0.18)		(0.23)	(0.13)		(0.02)
From net realized gain	(0.22)	(1.76)		(0.03)	(0.01)		—

Total distributions	(0.39)	(1.94)		(0.26)	(0.14)		(0.02)

Net asset value, end of period	$10.98	$10.70		$11.26	$10.22		$9.94

Total Return(d)
Based on net asset value	6.76%	13.29	%(e)	12.91%	4.35%		(0.37	)%(f)

Ratios to Average Net Assets
Total expenses	0.12%	0.13%		0.23%	0.13	%(g)	9.27	%(h)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.05%	0.09%		0.20%	0.13	%(g)	9.27	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.12%	0.11%		0.12%	0.06	%(g)	0.12	%(h)

Net investment income	1.66%	1.46%		1.52%	1.87	%(g)	1.38	%(h)

Supplemental Data
Net assets, end of period (000)	$244,272	$174,840		$366,684	$191,337		$2,985

Portfolio turnover rate	25%	75%		41%	24%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Organization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.78%.

See notes to financial statements.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund (continued)

	Investor A
	Year Ended July 31,				Period from 11/30/15 (a) to 07/31/16
	2019	2018		2017

Net asset value, beginning of period	$10.66	$11.24		$10.20	$9.66

Net investment income(b)	0.17	0.12		0.13	0.07
Net realized and unrealized gain	0.47	1.22		1.16	0.60

Net increase (decrease) from investment operations	0.64	1.34		1.29	0.67

Distributions(c)
From net investment income	(0.15)	(0.16)		(0.22)	(0.12)
From net realized gain	(0.22)	(1.76)		(0.03)	(0.01)

Total distributions	(0.37)	(1.92)		(0.25)	(0.13)

Net asset value, end of period	$10.93	$10.66		$11.24	$10.20

Total Return(d)
Based on net asset value	6.43%	12.96	%(e)	12.78%	7.07	%(f)

Ratios to Average Net Assets
Total expenses	0.34%	0.35%		0.34%	0.34	%(g)(h)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.33%	0.35%		0.34%	0.34	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.33%	0.34%		0.33%	0.33	%(g)(i)

Net investment income	1.64%	1.11%		1.17%	1.06	%(g)(i)

Supplemental Data
Net assets, end of period (000)	$105,914	$203,933		$46,135	$6,669

Portfolio turnover rate	25%	75%		41%	24%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.34%.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund (continued)

	Class K
	Year Ended July 31,						Period from 05/13/15 (a) to 07/31/15
	2019	2018		2017	2016

Net asset value, beginning of period	$10.72	$11.28		$10.23	$9.94		$10.00

Net investment income(b)	0.17	0.13		0.18	0.17		0.03
Net realized and unrealized gain (loss)	0.51	1.25		1.13	0.26		(0.07)

Net increase (decrease) from investment operations	0.68	1.38		1.31	0.43		(0.04)

Distributions(c)
From net investment income	(0.18)	(0.18)		(0.23)	(0.13)		(0.02)
From net realized gain	(0.22)	(1.76)		(0.03)	(0.01)		—

Total distributions	(0.40)	(1.94)		(0.26)	(0.14)		(0.02)

Net asset value, end of period	$11.00	$10.72		$11.28	$10.23		$9.94

Total Return(d)
Based on net asset value	6.81%	13.32	%(e)	13.02%	4.46%		(0.37	)%(f)

Ratios to Average Net Assets
Total expenses	0.07%	0.09%		0.08%	0.09	%(g)	9.42	%(h)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed. .	0.06%	0.08%		0.07%	0.09	%(g)	9.42	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.07%	0.07%		0.06%	0.07	%(g)	0.08	%(h)

Net investment income	1.67%	1.25%		1.67%	1.78	%(g)	1.21	%(h)

Supplemental Data
Net assets, end of period (000)	$783,361	$410,593		$229,763	$2,174,096		$45

Portfolio turnover rate	25%	75%		41%	24%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Organization and offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 12.82%.

See notes to financial statements.

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund

	Institutional
	Year Ended July 31,					Period from 08/13/15 (a) to 07/31/16
	2019	2018		2017

Net asset value, beginning of period	$13.20	$11.58		$10.22		$10.00

Net investment income(b)	0.18	0.15		0.15		0.14
Net realized and unrealized gain (loss)	(0.16)	1.82		1.38		0.19

Net increase (decrease) from investment operations	0.02	1.97		1.53		0.33

Distributions(c)
From net investment income	(0.20)	(0.17)		(0.15)		(0.11)
From net realized gain	(0.30)	(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.50)	(0.35)		(0.17)		(0.11)

Net asset value, end of period	$12.72	$13.20		$11.58		$10.22

Total Return(e)
Based on net asset value	0.58%	17.27	%(f)	15.02%		3.44	%(g)

Ratios to Average Net Assets
Total expenses	0.24%	0.28%		0.74	%(h)	1.60	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.24%	0.28%		0.74	%(h)	1.60	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.12%	0.12%		0.11	%(h)	0.12	%(h)(i)

Net investment income	1.48%	1.21%		1.31	%(h)	1.50	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$12,239	$14,431		$3,939		$78

Portfolio turnover rate	27%	54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.63%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund (continued)

	Investor A
	Year Ended July 31,					Period from 08/13/15 (a) to 07/31/16
	2019	2018		2017

Net asset value, beginning of period	$13.18	$11.56		$10.21		$10.00

Net investment income(b)	0.15	0.14		0.13		0.08
Net realized and unrealized gain (loss)	(0.16)	1.80		1.37		0.23

Net increase (decrease) from investment operations	(0.01)	1.94		1.50		0.31

Distributions(c)
From net investment income	(0.17)	(0.14)		(0.13)		(0.10)
From net realized gain	(0.30)	(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.47)	(0.32)		(0.15)		(0.10)

Net asset value, end of period	$12.70	$13.18		$11.56		$10.21

Total Return(e)
Based on net asset value	0.35%	17.03	%(f)	14.71%		3.24	%(g)

Ratios to Average Net Assets
Total expenses	0.45%	0.51%		0.74	%(h)	1.17	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.45%	0.51%		0.74	%(h)	1.17	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.35%	0.35%		0.33	%(h)	0.35	%(h)(i)

Net investment income	1.25%	1.10%		1.22	%(h)	0.79	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$30,250	$25,073		$21,358		$5,713

Portfolio turnover rate	27%	54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.18%.

See notes to financial statements.

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund (continued)

	Class K
	Year Ended July 31,					Period from 08/13/15 (a) to 07/31/16
	2019	2018		2017

Net asset value, beginning of period	$13.20	$11.58		$10.22		$10.00

Net investment income(b)	0.19	0.17		0.16		0.14
Net realized and unrealized gain (loss)	(0.16)	1.80		1.37		0.19

Net increase (decrease) from investment operations	0.03	1.97		1.53		0.33

Distributions(c)
From net investment income	(0.21)	(0.17)		(0.15)		(0.11)
From net realized gain	(0.30)	(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.51)	(0.35)		(0.17)		(0.11)

Net asset value, end of period	$12.72	$13.20		$11.58		$10.22

Total Return(e)
Based on net asset value	0.63%	17.32	%(f)	15.04%		3.48	%(g)

Ratios to Average Net Assets
Total expenses	0.17%	0.23%		0.47	%(h)	1.34	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.17%	0.23%		0.47	%(h)	1.34	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.07%	0.07%		0.07	%(h)	0.08	%(h)(i)

Net investment income	1.53%	1.37%		1.47	%(h)	1.57	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$154,242	$87,011		$64,118		$27,109

Portfolio turnover rate	27%	54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.37%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund

	Institutional
	Year Ended July 31,					Period from 08/13/15 (a) to 07/31/16
	2019	2018		2017

Net asset value, beginning of period	$13.52	$11.89		$10.44		$10.00

Net investment income(b)	0.25	0.22		0.21		0.18
Net realized and unrealized gain (loss)	0.67	1.69		1.44		0.39

Net increase (decrease) from investment operations	0.92	1.91		1.65		0.57

Distributions(c)
From net investment income	(0.26)	(0.22)		(0.19)		(0.13)
From net realized gain	(0.05)	(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.31)	(0.28)		(0.20)		(0.13)

Net asset value, end of period	$14.13	$13.52		$11.89		$10.44

Total Return(e)
Based on net asset value	7.01%	16.21	%(f)	16.03	%(f)	5.75	(g)

Ratios to Average Net Assets
Total expenses	0.09%	0.11%		0.08%		0.77	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.09%	0.11%		0.08%		0.77	%(h)(i)(j)

Total expenses after fees waived and paid indirectly	0.08%	0.08%		0.05%		0.06	%(h)(i)

Net investment income	1.87%	1.69%		1.87%		1.96	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$88,223	$83,121		$27,221		$2,428

Portfolio turnover rate	19%	14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.79%.

See notes to financial statements.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund (continued)

	Investor A
	Year Ended July 31,					Period from 08/13/15 (a) to 07/31/16
	2019	2018		2017

Net asset value, beginning of period	$13.50	$11.88		$10.44		$10.00

Net investment income(b)	0.22	0.19		0.18		0.10
Net realized and unrealized gain (loss)	0.67	1.68		1.44		0.45

Net increase (decrease) from investment operations	0.89	1.87		1.62		0.55

Distributions(c)
From net investment income	(0.23)	(0.19)		(0.17)		(0.11)
From net realized gain	(0.05)	(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.28)	(0.25)		(0.18)		(0.11)

Net asset value, end of period	$14.11	$13.50		$11.88		$10.44

Total Return(e)
Based on net asset value	6.77%	15.87	%(f)	15.71	%(f)	5.57	%(g)

Ratios to Average Net Assets
Total expenses	0.32%	0.34%		0.33%		0.44	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.32%	0.34%		0.32%		0.44	%(h)(i)(j)

Total expenses after fees waived and paid indirectly	0.31%	0.31%		0.29%		0.29	%(h)(i)

Net investment income	1.64%	1.51%		1.63%		1.06	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$84,192	$72,794		$61,048		$8,873

Portfolio turnover rate	19%	14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.44%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund (continued)

	Class K
	Year Ended July 31,					Period from 08/13/15 (a) to 07/31/16
	2019	2018		2017

Net asset value, beginning of period	$13.52	$11.89		$10.44		$10.00

Net investment income(b)	0.26	0.23		0.22		0.17
Net realized and unrealized gain (loss)	0.66	1.69		1.44		0.40

Net increase (decrease) from investment operations	0.92	1.92		1.66		0.57

Distributions(c)
From net investment income	(0.26)	(0.23)		(0.20)		(0.13)
From net realized gain	(0.05)	(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.31)	(0.29)		(0.21)		(0.13)

Net asset value, end of period	$14.13	$13.52		$11.89		$10.44

Total Return(e)
Based on net asset value	7.06%	16.26	%(f)	16.05	%(f)	5.78	%(g)

Ratios to Average Net Assets
Total expenses	0.04%	0.06%		0.06%		0.37	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.04%	0.06%		0.06%		0.37	%(h)(i)(j)

Total expenses after fees waived and paid indirectly	0.03%	0.03%		0.03%		0.03	%(h)(i)

Net investment income	1.91%	1.79%		1.95%		1.71	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$916,638	$761,815		$599,599		$290,381

Portfolio turnover rate	19%	14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.38%.

See notes to financial statements.

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares Russell Mid-Cap Index Fund	Midcap Index	Diversified
iShares Russell Small/Mid-Cap Index Fund	Small/Mid-Cap Index	Diversified
iShares Total U.S. Stock Market Index Fund .......	Total U.S. Stock Market Index	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares, bear certain expenses related to shareholder servicing of such shares. Investor A Shares are sold without a sales charge and are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Mid-Cap Index
Barclays Capital Inc.	$1,512,504	$(1,512,504)	$—
BNP Paribas Securities Corp	365,438	(365,438)	—
Bank of America N.A.	2,581,986	(2,581,986)	—
Citadel Clearing LLC	83,800	(83,800)	—
Citigroup Global Markets Inc.	3,095,048	(3,095,048)	—
Credit Suisse AG Dublin Branch	202	(202)	—
Credit Suisse Securities (USA) LLC	2,194,604	(2,194,604)	—
Hsbc Bank PLC	1,217,496	(1,217,496)	—
Jefferies LLC	641,980	(641,980)	—
Jp Morgan Securities LLC	7,428,142	(7,428,142)	—
Morgan Stanley & Co. LLC	7,868,871	(7,868,871)	—
Nomura Securities International Inc.	487,780	(487,780)	—
State Street Bank & Trust Company	2,053,531	(2,053,531)	—
TD Prime Services LLC	121,913	(121,913)	—
Virtu Americas, LLC	63,197	(63,197)	—
Wells Fargo Bank, National Association	2,758,559	(2,758,559)	—
Wells Fargo Securities LLC	2,893,308	(2,893,308)	—

Total	$35,368,359	$(35,368,359)	$—

Small/Mid-Cap Index
BNP Paribas Securities Corp	$178,751	$(178,751)	$—
Bank of America N.A.	826,383	(826,383)	—
Citadel Clearing LLC	196,893	(196,893)	—
Citigroup Global Markets Inc.	2,667,334	(2,667,334)	—
Credit Suisse Securities (USA) LLC	1,605,638	(1,605,638)	—
Jefferies LLC	74,502	(74,502)	—
JP Morgan Securities LLC	2,933,550	(2,933,550)	—
Morgan Stanley & Co. LLC	2,824,536	(2,824,536)	—
National Financial Services LLC	244,732	(244,732)	—
Nomura Securities International Inc.	1,149	(1,149)	—
Scotia Capital (USA) Inc.	18,515	(18,515)	—
SG Americas Securities LLC	37,446	(37,446)	—
State Street Bank & Trust Company	658,253	(658,253)	—
TD Prime Services LLC	140,456	(140,456)	—
Virtu Americas, LLC	15,824	(15,824)	—
Wells Fargo Bank, National Association	923,868	(923,868)	—
Wells Fargo Securities LLC	1,277,012	(1,277,012)	—

Total	$14,624,842	$(14,624,842)	$—

Total U.S. Stock Market Index
BNP Paribas Securities Corp	$84,896	$(84,896)	$—
Bank of America N.A.	2,037,177	(2,037,177)	—
Citadel Clearing LLC	197,594	(197,594)	—
Citigroup Global Markets Inc.	2,519,067	(2,519,067)	—
Credit Suisse AG Dublin Branch	1,620,148	(1,620,148)	—
Credit Suisse Securities (USA) LLC	1,796,715	(1,796,715)	—
Ing Financial Markets LLC	3,596	(3,596)	—
Jefferies LLC	81,161	(81,161)	—
JP Morgan Securities LLC	2,908,976	(2,908,976)	—
Morgan Stanley & Co. LLC	3,771,281	(3,771,281)	—
Scotia Capital (USA) Inc	384,565	(384,565)	—
SG Americas Securities LLC	19,416	(19,416)	—
State Street Bank & Trust Company	774,557	(774,557)	—
TD Prime Services LLC	837,282	(837,282)	—
Wells Fargo Bank, National Association	2,262,956	(2,262,956)	—
Wells Fargo Securities LLC	1,382,932	(1,382,932)	—

	$20,682,319	$(20,682,319)	$—

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(a)

Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above. Cash collateral has been received in connection with securities lending agreements as follows:

Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
$36,765,528	$15,175,926	$21,434,115

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, each Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Funds’ net assets:

Investment Advisory Fees
Mid-Cap Index	0.02%
Small/Mid-Cap Index	0.03
Total U.S. Stock Market Index	0.01

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of each Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Investor A
Mid-Cap Index	0.25%
Small/Mid-Cap Index	0.25
Total U.S. Stock Market Index	0.25

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Investor A
Mid-Cap Index	$330,859
Small/Mid-Cap Index	76,326
Total U.S. Stock Market Index	205,484

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2019, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Total
Mid-Cap Index	$375	$2,283	$496	$3,154
Small/Mid-Cap Index	67	789	266	1,122
Total U.S. Stock Market Index	327	2,265	1,172	3,764

For the year ended July 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Class K	Total
Mid-Cap Index	$7,063	$38,482	$82,620	$128,165
Small/Mid-Cap Index	8,767	9,344	2,682	20,793
Total U.S. Stock Market Index	44,313	23,090	9,834	77,237

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amounts waived were as follows:

Amount Waived
Mid-Cap Index	$7,045
Small/Mid-Cap Index	1,157
Total U.S. Stock Market Index	6,024

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Amount Waived
Mid-Cap Index	$1,008
Small/Mid-Cap Index	197
Total U.S. Stock Market Index	438

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Class K
Mid-Cap Index	0.12%	0.37%	0.07%
Small/Mid-Cap Index	0.12	0.37	0.07
Total U.S. Stock Market Index	0.08	0.33	0.03

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2019, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and transfer agent fees waived and/or reimbursed, respectively, in the Statements of Operations. For the year ended July 31, 2019, the amounts waived and/or reimbursed by the Manager were as follows:

Fees Waived and/or reimbursed by the Manager
Small/Mid-Cap Index	$176,663
Total U.S. Stock Market Index	83,780

For the year ended July 31, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or reimbursed	Institutional	Investor A	Class K	Total
Mid-Cap Index	$—	$—	$2,319	$2,319
Small/Mid-Cap Index	2,596	—	2,681	5,277
Total U.S. Stock Market Index	2,968	—	9,833	12,801

The Funds incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2109, the amounts reimbursed were as follows:

Total
Mid-Cap Index	$20,270
Small/Mid-Cap Index	1,736
Total U.S. Stock Market Index	5,244

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended July 31, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Fund Level	$68,242	$—	$—
Institutional	131,037	—	—
Investor A	1,044	—	—
Class K	—	—	—

As of July 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2020	2021
Mid-Cap Index
Fund Level	$89,460	$—
Institutional	7,857	—
Investor A	—	—
Class K	23,536	2,319
Small/Mid-Cap Index
Fund Level	164,043	176,663
Institutional	1,987	2,596
Investor A	4	—
Class K	1,443	2,681
Total U.S. Stock Market Index
Fund Level	198,638	83,780
Institutional	3,113	2,968
Investor A	—	—
Class K	11,043	9,833

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2019:

Expired July 31,
2019
Mid-Cap Index
Fund Level	$30,563
Institutional	150,352
Investor A	—
Class K	316,356
Small/Mid-Cap Index
Fund Level	270,443
Institutional	152
Investor A	—
Class K	520
Total U.S. Stock Market Index
Fund Level	166,089
Institutional	—
Investor A	—
Class K	1,180

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 73.5% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2019, each Fund paid BTC the following amounts for securities lending agent services:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
BTC	$46,440	$34,205	$47,663

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Mid-Cap Index	$35,069,323	$11,335,436	$(2,105,091)
Small/Mid-Cap Index	2,065,376	5,428,353	2,145,439
Total U.S. Stock Market Index	5,891,566	5,989,978	(363,297)

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, and excluding short-term securities were as follows:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Purchases	$525,913,798	$113,109,805	$294,307,299
Sales	240,565,974	47,579,460	179,015,222

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Mid-Cap Index’s U.S. federal tax returns generally remains open for the four years ended July 31, 2019. The statute of limitations on Small/Mid-Cap Index’s and Total U.S. Stock Market Index’s U.S. federal tax returns generally remains open for the three years ended July 31, 2019 and period ended July 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the use of equalization were reclassified to the following accounts:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Paid-in capital	$2,000,268	$—	$—
Accumulated earnings	(2,000,268)	—	—

The tax character of distributions was as follows:

		Mid-Cap Index (a)	Small/Mid-Cap Index (a)	Total U.S. Stock Market Index
Ordinary income	07/31/19	$26,635,376	$3,799,588	$20,849,509
	07/31/18	45,733,078	2,255,415	16,022,529
Long-term capital gains	07/31/19	10,490,258	3,814,064	1,166,772
	07/31/18	91,684,881	703,030	1,032,203

Total	07/31/19	$37,125,634	$7,613,652	$22,016,281

	07/31/18	$137,417,959	$2,958,445	$17,054,732

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares

As of period end, the tax components of accumulated net earnings were as follows:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Undistributed ordinary income	$2,389,190	$1,119,591	$3,442,683
Undistributed long-term capital gains	25,344,848	1,396,052	931,568
Net unrealized gains(a)	227,345,599	20,462,819	229,751,224

	$255,079,637	$22,978,462	$234,125,475

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the characterization of corporate actions.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

As of July 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Tax cost	$939,993,998	$191,421,224	$879,989,164

Gross unrealized appreciation	$266,486,671	$34,643,156	$233,990,810
Gross unrealized depreciation	(39,141,072)	(14,180,337)	(4,239,586)

Net unrealized appreciation	$227,345,599	$20,462,819	$229,751,224

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year end July 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2019		Year Ended July 31, 2018
Mid-Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	19,591,728	$191,253,439	7,161,407	$77,913,891
Shares issued in reinvestment of distributions	765,655	7,512,799	5,418,996	55,259,354
Shares redeemed	(14,441,003)	(143,870,600)	(28,801,520)	(304,047,467)

Net increase (decrease)	5,916,380	$54,895,638	(16,221,117)	$(170,874,222)

Investor A
Shares sold and automatic conversion of shares	4,554,939	$47,400,273	23,669,130	$258,611,521
Shares issued in reinvestment of distributions	480,595	4,643,439	3,741,405	38,000,120
Shares redeemed	(14,483,364)	(147,818,491)	(12,382,408)	(132,412,248)

Net increase (decrease)	(9,447,830)	$(95,774,779)	15,028,127	$164,199,393

Class K
Shares sold	48,296,843	$503,791,805	25,948,408	$270,997,956
Shares issued in reinvestment of distributions	2,326,653	22,833,736	3,642,951	40,513,305
Shares redeemed	(17,689,266)	(182,223,737)	(11,657,254)	(123,789,325)

Net increase	32,934,230	$344,401,804	17,934,105	$187,721,936

Total Net Increase	29,402,780	$303,522,663	16,741,115	$181,047,107

	Year Ended July 31, 2019		Year Ended July 31, 2018
Small/Mid-Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	637,030	$8,145,361	831,691	$10,422,020
Shares issued in reinvestment of distributions	44,360	509,276	13,389	166,124
Shares redeemed	(812,235)	(10,315,818)	(92,215)	(1,165,344)

Net increase (decrease)	(130,845)	$(1,661,181)	752,865	$9,422,800

Investor A
Shares sold and automatic conversion of shares	1,504,884	$18,715,343	1,001,994	$12,430,529
Shares issued in reinvestment of distributions	104,559	1,193,741	44,634	547,457
Shares redeemed	(1,129,340)	(13,862,006)	(992,017)	(12,428,000)

Net increase	480,103	$6,047,078	54,611	$549,986

Class K
Shares sold	7,573,657	$91,512,742	2,060,196	$25,760,053
Shares issued in reinvestment of distributions	515,756	5,905,428	165,732	2,039,651
Shares redeemed	(2,552,278)	(31,293,786)	(1,173,688)	(14,613,542)

Net increase	5,537,135	$66,124,384	1,052,240	$13,186,162

Total Net Increase	5,886,393	$70,510,281	1,859,716	$23,158,948

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

	Year Ended July 31, 2019		Year Ended July 31, 2018
Total U.S. Stock Market Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,499,414	$33,285,564	5,129,844	$65,467,930
Shares issued in reinvestment of distributions	147,756	1,929,988	77,763	1,001,608
Shares redeemed	(2,552,364)	(33,977,477)	(1,347,705)	(17,830,346)

Net increase	94,806	$1,238,075	3,859,902	$48,639,192

Investor A
Shares sold and automatic conversion of shares	3,042,552	$40,135,043	2,135,469	$27,201,390
Shares issued in reinvestment of distributions	129,085	1,682,445	105,413	1,343,749
Shares redeemed	(2,597,376)	(35,225,419)	(1,989,042)	(25,509,938)

Net increase	574,261	$6,592,069	251,840	$3,035,201

Class K
Shares sold	25,256,478	$331,881,840	19,469,425	$248,273,030
Shares issued in reinvestment of distributions	1,378,935	18,086,714	1,134,631	14,499,882
Shares redeemed	(18,119,444)	(241,103,837)	(14,669,275)	(182,009,485)

Net increase	8,515,969	$108,864,717	5,934,781	$80,763,427

Total Net Increase	9,185,036	$116,694,861	10,046,523	$132,437,820

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Mid-Cap Index	Institutional	$5,118,009	$50,145,455
	Investor A	3,301,454	34,718,317
	Class K	4,170,675	36,816,061
Small/Mid-Cap Index	Institutional	92,746	73,378
	Investor A	250,638	297,057
	Class K	1,023,629	1,016,022
Total U.S. Stock Market Index	Institutional	857,580	145,342
	Investor A	1,044,830	309,237
	Class K	11,857,643	2,840,100

Undistributed net investment income as of July 31, 2018 was as follows:

Undistributed Net Investment Income
Mid-Cap Index	$512,001
Small/Mid-Cap Index	1,829,690
Total U.S. Stock Market Index	132,799

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of

iShares Russell Mid-Cap Index Fund, iShares Russell Small/Mid-Cap Index Fund and iShares Total U.S. Stock Market Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Russell Mid-Cap Index Fund, iShares Russell Small/Mid-Cap Index Fund and iShares Total U.S. Stock Market Index Fund (three of the funds constituting BlackRock FundsSM, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 24, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	97

Important Tax Information  (unaudited)

During fiscal year ended July 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Funds.

	Payable Date	iShares Russell Mid-Cap Index	iShares Russell Small/Mid-Cap Index	iShares Total U.S. Stock Market Index
Qualified Dividend Income for Individuals(a)	10/12/18	38.94%	22.39%	78.31%
	12/17/18	60.88	46.85	78.19
	04/12/19	65.45	43.50	75.20
	07/20/19	65.45	43.50	75.20
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	Quarterly	66.79	30.02	74.22
Qualified Business Income(a)	04/12/19	16.47	14.00	6.58
	07/20/19	16.47	14.00	6.58
Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	12/17/18	73.10	45.11	35.00
	04/12/19	19.51	11.56	—
20% Long-Term Capital Gains Paid Per Share	12/17/18	$0.100150	$0.239567	$0.017576

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of iShares Russell Mid-Cap Index Fund (“Mid-Cap Index Fund”), iShares Russell Small/Mid-Cap Index Fund (“Small/Mid-Cap Index Fund”) and iShares Total U.S. Stock Market Index Fund (“Total U.S. Stock Market Index Fund” and, together with Mid-Cap Index Fund and Small/Mid-Cap Index Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to each of the Funds. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	99

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of each Fund. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the performance of each Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the past three one-year periods reported, the net performance of each of Small/Mid-Cap Index Fund and Total U.S. Stock Market Index Fund was within the tolerance range of its benchmark for two of the three periods.

The Board noted that for the past three one-year periods reported, the net performance of Mid-Cap Index Fund was within the tolerance range of its benchmark for one of the three periods.

The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for each Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed each Fund’s out of tolerance performance over the applicable periods.

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that each Fund’s contractual management fee rate ranked in the first quartile, and that each Fund’s actual management fee rate and total expense ratio each ranked in the first quartile, relative to the relevant Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2020, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	101

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	38 RICs consisting of 182 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	38 RICs consisting of 182 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	38 RICs consisting of 182 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	38 RICs consisting of 182 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	38 RICs consisting of 182 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	38 RICs consisting of 182 Portfolios	None

102	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	38 RICs consisting of 182 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	38 RICs consisting of 182 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	38 RICs consisting of 182 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	38 RICs consisting of 182 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	38 RICs consisting of 182 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	38 RICs consisting of 182 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	103

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	38 RICs consisting of 182 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

104	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Manager

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Service Provider

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	105

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

106	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

AGC	Assured Guarantee Corp.

AMBAC	American Municipal Bond Assurance Corp.

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	107

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Index5-7/19-AR

JULY 31, 2019

ANNUAL REPORT

BlackRock FundsSM

➢	iShares Edge MSCI Min Vol EAFE Index Fund
➢	iShares Edge MSCI Min Vol USA Index Fund
➢	iShares Edge MSCI Multifactor Intl Index Fund
➢	iShares Edge MSCI Multifactor USA Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 537-4942 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended July 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.32%	7.99%
U.S. small cap equities (Russell 2000® Index)	5.76	(4.42)
International equities (MSCI Europe, Australasia, Far East Index)	5.64	(2.60)
Emerging market equities (MSCI Emerging Markets Index)	0.44	(2.18)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.23	2.34
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	6.68	11.16
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.23	8.08
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.98	6.93
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.78	6.91
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund

Investment Objective

iShares Edge MSCI Min Vol EAFE Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the United States and Canada.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund’s Institutional Shares returned 0.92%, while Class K Shares returned 0.87%. The benchmark MSCI EAFE Minimum Volatility (USD) Index (the “Index”) returned 1.72% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, risk sentiment was elevated, as steady corporate earnings and economic growth supported developed markets generally in the face of rising U.S. protectionism. In Japan, equities rallied, as a 2.5% depreciation in the yen helped export names. Continued Brexit uncertainty weighed on the market, influencing a 1.5% decline in the British pound. Italy also weighed on the market, as a rift between the populist government and the European Union regarding the country’s budget plans was a source of investor concern.

By the fourth quarter of 2018, developed markets faced considerable headwinds from tightening global financial conditions, slowing growth, and heightened macroeconomic uncertainty throughout the year. Slowing economic activity, broad-market risk-off behavior, and political uncertainty marred the Western European region.

In the Asia-Pacific region, a roughly 3.5% increase in the Japanese yen against the U.S. dollar weighed on the export-orientated equity market broadly. Elsewhere, Australian equities fell as the slowdown in China weighed on the country’s domestic growth prospects.

In the first quarter of 2019, eurozone equity markets all advanced but to varying degrees as the recovery in equity market sentiment from 2018 lows occurred despite slowing economic activity across the region. Partially contributing to the bullish sentiment was the European Central Bank’s reaffirmation of accommodative monetary policy and the announcement of a new round of targeted longer-term refinancing operations. Within the eurozone, Germany underperformed amid continued weakness in the manufacturing and export sectors. Declines in industrial production and factory orders also provided headwinds for the eurozone’s largest economy. Amid the weak economic growth, the German 10-year bund yield turned negative for the first time since 2016. Elsewhere in the eurozone, Italy outperformed major European countries despite two consecutive quarters of real gross domestic product contraction and political uncertainty as first quarter macro trends were relatively constructive. U.K. equities rallied despite ongoing Brexit uncertainty. Though Prime Minister May’s withdrawal agreement was rejected by Parliament three times, the extension of the Brexit deadline to April 12 was viewed as a constructive development that reduced the probability of a “no-deal” Brexit. Coupled with a strong labor market — particularly evident from an unemployment rate of 3.9% and 3.4% year-over-year increase to wages — the British pound appreciated 2.5% against the U.S. dollar. Additionally, the Bank of England kept monetary policy on hold throughout the first quarter.

Elsewhere, in the Asia-Pacific region, Japan underperformed as uncertainty around U.S. trade protectionism, an upcoming sales-tax hike, and low levels of growth weighed on sentiment. Still, continued monetary support by the Bank of Japan provided stability and global risk-on appetite benefited the country’s equity market. The Japanese yen fell 3.7% from intra-quarter highs, a tailwind for export names. Elsewhere, Hong Kong rallied upward amid a rebound in mainland Chinese sentiment.

In the second quarter of 2019, European equity markets contributed to just over three-quarters of developed markets as represented by the MSCI EAFE Index’s total return. Sentiment in the region was also supported by accommodative monetary policy, the increased expectations of further stimulus, higher than normal capacity utilization rates, and labor markets near full employment. Within the eurozone, Germany and France outperformed while Finland and Luxembourg underperformed. In regard to interest rates, the 10-year German bund yield declined to -0.3% in the second quarter, the lowest on record.

In the Asia-Pacific region, Australia outperformed as a decline in economic growth came by way of a June interest rate cut. Japan underperformed but registered in positive territory as investors balanced risk-on bids for the Japanese yen, trade tensions and declining export volumes.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI EAFE Minimum Volatility (USD) Index and in investments that have economic characteristics that are substantially similar to the component securities of the MSCI EAFE Minimum Volatility (USD) Index (i.e. depositary receipts representing securities of the MSCI EAFE Minimum Volatility (USD) Index).

(c)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap equity universe across developed markets around the world excluding the United States and Canada. The index is calculated by optimizing the MSCI EAFE Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	4.58%	0.92%	5.33%
Class K	4.59	0.87	5.37
MSCI EAFE Minimum Volatility (USD) Index	5.19	1.72	5.84

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 13, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,045.80	$1.17	$1,000.00	$1,023.65	$1.15	0.23%
Class K	1,000.00	1,045.90	0.91	1,000.00	1,023.90	0.90	0.18

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of July 31, 2019 (continued)	iShares Edge MSCI Min Vol EAFE Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Nestle SA, Registered Shares	2%
Novartis AG, Registered Shares	1
Roche Holding AG	1
Hong Kong & China Gas Co. Ltd.	1
NTT DOCOMO, Inc.	1
Swisscom AG, Registered Shares	1
CLP Holdings Ltd.	1
Zurich Insurance Group AG	1
Swiss Re AG	1
MTR Corp. Ltd.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	28%
Switzerland	13
United Kingdom	12
Hong Kong	9
Australia	7
France	6
Germany	4
Singapore	4
Denmark	3
Belgium	3
Israel	2
Finland	2
Ireland	1
Netherlands	1
Italy	1
New Zealand	1
Norway	1
Sweden	1
Spain	—	(a)
Short-Term Securities	1
Other Assets Less Liabilities	—	(a)

(a)	Represents less than 1%.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019	iShares Edge MSCI Min Vol USA Index Fund

Investment Objective

iShares Edge MSCI Min Vol USA Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund’s Institutional Shares returned 16.49%, while Class K Shares returned 16.53%. The benchmark MSCI USA Minimum Volatility (USD) Index (the “Index”) returned 16.82% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad-based market risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than intra-quarter highs.

All eleven of the Global Industry Classification Standard (“GICS”) sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018.

In its January announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds.

On the macro front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth. The U.S. unemployment rate held at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year-over-year in January, below the Fed’s inflation target of 2%.

Less optimism was evident in the U.S. interest rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury dropped from a first quarter high of 2.78% in mid-January to 2.4% at quarter end. The bid for long-term debt coupled with high short-term rates (Fed fund target rate remained at 2.5% at the quarter’s end) catalyzed an inversion of the three-month/10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities and its inversion has preceded every U.S. recession since the 1950s.

The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. In the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. However, these announcements did not materialize, and sentiment eased heading into the G-20 meeting at June’s month’s end.

Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter of 2019 to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the quarter.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of July 31, 2019	iShares Edge MSCI Min Vol USA Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Minimum Volatility (USD) Index.
(c)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-capitalization U.S. equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	14.18%	16.49%	12.18%
Class K	14.20	16.53	12.22
MSCI USA Minimum Volatility (USD) Index	14.41	16.82	12.41

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 13, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,141.80	$0.96	$1,000.00	$1,023.90	$0.90	0.18%
Class K	1,000.00	1,142.00	0.69	1,000.00	1,024.15	0.65	0.13

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares Edge MSCI Min Vol USA Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Newmont Goldcorp Corp.	2%
Waste Management, Inc.	2
Visa, Inc.	2
Coca-Cola Co.	2
McDonald’s Corp.	2
Republic Services, Inc.	1
PepsiCo, Inc.	1
Verizon Communications, Inc.	1
Yum! Brands, Inc.	1
NextEra Energy, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	16%
Financials	14
Consumer Staples	12
Health Care	11
Consumer Discretionary	11
Real Estate	8
Utilities	8
Industrials	7
Communication Services	6
Materials	3
Energy	3
Investment Companies	— (a)
Short-Term Securities	2
Liabilities in Excess of other Assets	(1)

(a)	Represents less than 1%.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	9

Fund Summary as of July 31, 2019	iShares Edge MSCI Multifactor Intl Index Fund

Investment Objective

iShares Edge MSCI Multifactor Intl Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the United States, that have favorable exposure to target style factors subject to constraints.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund’s Institutional Shares returned (7.23)%, while Class K Shares returned (7.18)%. The benchmark MSCI World ex USA Diversified Multiple-Factor Index (the “Index”) returned (6.24)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, risk sentiment was elevated, as steady corporate earnings and economic growth supported developed markets generally in the face of rising U.S. protectionism. In Japan, equities rallied, as a 2.5% depreciation in the yen helped export names. Continued Brexit uncertainty weighed on the market, influencing a 1.5% decline in the British pound. Italy also weighed on the market, as a rift between the populist government and the European Union regarding the country’s budget plans was a source of investor concern.

By the fourth quarter of 2018, developed markets faced considerable headwinds from tightening global financial conditions, slowing growth, and heightened macroeconomic uncertainty throughout the year. Slowing economic activity, broad-market risk-off behavior, and political uncertainty marred the Western European region.

In the Asia-Pacific region, a roughly 3.5% increase in the Japanese yen against the U.S. dollar weighed on the export-orientated equity market broadly. Elsewhere, Australian equities fell as the slowdown in China weighed on the country’s domestic growth prospects.

In the first quarter of 2019, eurozone equity markets all advanced but to varying degrees as the recovery in equity market sentiment from 2018 lows occurred despite slowing economic activity across the region. Partially contributing to the bullish sentiment was the European Central Bank’s reaffirmation of accommodative monetary policy and the announcement of a new round of targeted longer-term refinancing operations. Within the eurozone, Germany underperformed amid continued weakness in the manufacturing and export sectors. Declines in industrial production and factory orders also provided headwinds for the eurozone’s largest economy. Amid the weak economic growth, the German 10-year bund yield turned negative for the first time since 2016. Elsewhere in the eurozone, Italy outperformed major European countries despite two consecutive quarters of real gross domestic product contraction and political uncertainty as first quarter macro trends were relatively constructive. U.K. equities rallied despite ongoing Brexit uncertainty. Though Prime Minister May’s withdrawal agreement was rejected by Parliament three times, the extension of the Brexit deadline to April 12 was viewed as a constructive development that reduced the probability of a “no-deal” Brexit. Coupled with a strong labor market — particularly evident from an unemployment rate of 3.9% and 3.4% year-over-year increase to wages — the British pound appreciated 2.5% against the U.S. dollar. Additionally, the Bank of England kept monetary policy on hold throughout the first quarter.

Elsewhere, in the Asia-Pacific region, Japan underperformed as uncertainty around U.S. trade protectionism, an upcoming sales-tax hike, and low levels of growth weighed on sentiment. Still, continued monetary support by the Bank of Japan provided stability and global risk-on appetite benefited the country’s equity market. The Japanese yen fell 3.7% from intra-quarter highs, a tailwind for export names. Elsewhere, Hong Kong rallied upward amid a rebound in mainland Chinese sentiment.

In the second quarter of 2019, European equity markets contributed to just over three-quarters of developed markets as represented by the MSCI EAFE Index’s total return. Sentiment in the region was also supported by accommodative monetary policy, the increased expectations of further stimulus, higher than normal capacity utilization rates, and labor markets near full employment. Within the eurozone, Germany and France outperformed while Finland and Luxembourg underperformed. In regard to interest rates, the 10-year German bund yield declined to -0.3% in the second quarter, the lowest on record.

In the Asia-Pacific region, Australia outperformed as a decline in economic growth came by way of a June interest rate cut. Japan underperformed but registered in positive territory as investors balanced risk-on bids for the Japanese yen, trade tensions and declining export volumes.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019	iShares Edge MSCI Multifactor Intl Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World ex USA Diversified Multiple-Factor Index and in investments that have economic characteristics that are substantially similar to the component securities of the MSCI World ex USA Diversified Multiple-Factor Index (i.e., depositary receipts representing securities of the MSCI World ex USA Diversified Multiple-Factor Index).

(c)

An index that is based on the MSCI World ex USA Index, its parent index, which includes large- and mid-capitalization stocks across 22 of 23 developed markets, excluding the United States. The index aims to maximize exposure to four factors — value, momentum, quality and low size — while maintaining a risk profile similar to that of the underlying parent index.

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	0.68%	(7.23)%	6.88%
Class K	0.71	(7.18)	6.93
MSCI World ex USA Diversified Multiple-Factor Index	1.52	(6.24)	7.44

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 13, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,006.80	$1.74	$1,000.00	$1,023.06	$1.76	0.35%
Investor K	1,000.00	1,007.10	1.49	1,000.00	1,023.31	1.51	0.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of July 31, 2019 (continued)	iShares Edge MSCI Multifactor Intl Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Roche Holding AG	3%
Rio Tinto PLC	2
Hitachi Ltd.	2
Woolworths Group Ltd.	2
Koninklijke Ahold Delhaize NV	2
Astellas Pharma, Inc.	2
ITOCHU Corp.	2
Anglo American PLC	2
Link REIT	2
Rio Tinto Ltd.	2

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	16%
United Kingdom	15
Canada	12
Australia	12
Switzerland	8
Hong Kong	7
France	7
Netherlands	5
Germany	3
Belgium	2
Spain	2
Sweden	1
Israel	1
Singapore	1
Italy	1
Finland	1
Other	2	(a)
Short-Term Securities	3
Other Assets Less Liabilities	1

(a)	Other includes a less than 1% investment in each of the following countries: Austria, China, Denmark, Ireland, Luxembourg and New Zealand.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019	iShares Edge MSCI Multifactor USA Index Fund

Investment Objective

iShares Edge MSCI Multifactor USA Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. large- and mid-capitalization stocks that have favorable exposure to target style factors subject to constraints.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund’s Institutional Shares returned 0.36%, while Class K Shares returned 0.41%. The benchmark MSCI USA Diversified Multiple-Factor Index (the “Index”) returned 0.64% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad-based market risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than intra-quarter highs.

All eleven of the Global Industry Classification Standard (“GICS”) sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018.

In its January announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds.

On the macro front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth. The U.S. unemployment rate held at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year-over-year in January, below the Fed’s inflation target of 2%.

Less optimism was evident in the U.S. interest rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury dropped from a first quarter high of 2.78% in mid-January to 2.4% at quarter end. The bid for long-term debt coupled with high short-term rates (Fed fund target rate remained at 2.5% at the quarter’s end) catalyzed an inversion of the three-month/10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities and its inversion has preceded every U.S. recession since the 1950s.

The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. In the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. However, these announcements did not materialize, and sentiment eased heading into the G-20 meeting at June’s month’s end.

Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter of 2019 to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the quarter.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of July 31, 2019	iShares Edge MSCI Multifactor USA Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Diversified Multiple-Factor Index.
(c)

An index that is based on a traditional market cap weighted parent index, the MSCI USA Index, which includes U.S. large- and mid-capitalization stocks. The index aims to maximize exposure to four factors — value, momentum, quality and low size — while maintaining a risk profile similar to that of the underlying parent index.

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	6.92%	0.36%	11.10%
Class K	6.94	0.41	11.15
MSCI USA Diversified Multiple-Factor Index	7.11	0.64	11.50

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 13, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,069.20	$1.28	$1,000.00	$1,023.55	$1.25	0.25%
Class K	1,000.00	1,069.40	1.03	1,000.00	1,023.80	1.00	0.20

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares Edge MSCI Multifactor USA Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Intel Corp.	3%
AT&T, Inc.	3
Anthem, Inc.	2
Intuit, Inc.	2
Chevron Corp.	2
Norfolk Southern Corp.	2
Micron Technology, Inc.	2
Biogen, Inc.	2
Phillips 66	2
Microsoft Corp.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	25%
Health Care	12
Industrials	11
Consumer Discretionary	10
Financials	9
Utilities	8
Real Estate	7
Energy	6
Communication Services	5
Materials	4
Consumer Staples	2
Investment Companies	—	(a)
Short-Term Securities	1
Other Assets Less Liabilities	—	(a)

(a)	Represents less than 1%.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages, which are based on a hypothetical investment of $1,000 invested on February 1, 2019 and held through July 31, 2019, are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.2%

Australia — 7.4%
AGL Energy Ltd.	14,144	$202,701
Aurizon Holdings Ltd.	69,166	271,526
AusNet Services	148,835	180,322
Australia & New Zealand Banking Group Ltd.	10,428	198,181
Brambles Ltd.	18,389	164,488
Caltex Australia Ltd.	7,745	142,454
Coca-Cola Amatil Ltd.	26,064	188,642
Cochlear Ltd.	648	97,362
Commonwealth Bank of Australia	14,213	797,656
CSL Ltd.	2,156	336,427
Dexus	43,730	391,119
Goodman Group	31,313	316,685
GPT Group	66,300	281,426
Insurance Australia Group Ltd.	45,766	269,550
Medibank Pvt Ltd.	63,238	155,893
Mirvac Group	145,684	320,111
National Australia Bank Ltd.	10,122	197,134
Newcrest Mining Ltd.	26,298	634,707
Ramsay Health Care Ltd.	1,609	79,946
Scentre Group	150,597	410,245
Sonic Healthcare Ltd.	36,471	698,015
Sydney Airport(a)	65,423	373,425
Telstra Corp. Ltd.	153,500	416,188
Transurban Group(a)	74,174	786,132
Vicinity Centres	143,829	256,191
Wesfarmers Ltd.	42,573	1,140,106
Westpac Banking Corp.	19,299	378,645
Woolworths Group Ltd.	63,385	1,545,348

		11,230,625

Belgium — 2.7%
Ageas	6,869	368,772
Colruyt SA	12,665	659,925
Groupe Bruxelles Lambert SA	13,596	1,281,759
KBC Group NV	3,687	237,066
Proximus SADP	31,027	884,636
UCB SA	8,289	646,347

		4,078,505

Denmark — 2.7%
Carlsberg A/S, Class B	4,851	662,597
Chr Hansen Holding A/S	2,517	219,777
Coloplast A/S, Class B	4,539	530,136
DSV A/S	842	80,364
H Lundbeck A/S	2,851	109,905
ISS A/S	3,892	109,149
Novo Nordisk A/S, Class B	15,487	743,675
Orsted A/S(b)	8,917	812,829
Tryg A/S	26,827	818,791

		4,087,223

Finland — 1.6%
Elisa OYJ	19,375	911,117
Neste OYJ	3,261	107,927
Nokia OYJ	38,798	209,108
Sampo OYJ, Class A	28,511	1,183,878

		2,412,030

France — 6.2%
Aeroports de Paris	3,622	622,657
Air Liquide SA	3,422	472,360
Covivio	1,659	169,602
Danone SA	7,795	676,519
Dassault Aviation SA	50	68,634

Security	Shares	Value

France (continued)
EssilorLuxottica SA	3,929	$531,854
Eurazeo SE	1,076	72,205
Eutelsat Communications SA	4,119	78,742
Getlink SE	20,087	290,041
Hermes International	1,819	1,277,709
L’Oreal SA	3,605	964,569
Orange SA	60,870	902,245
Pernod Ricard SA	3,347	587,344
Sanofi	12,992	1,082,647
SCOR SE	3,174	130,434
Societe BIC SA	2,527	176,104
Sodexo SA(c)	5,046	578,981
Thales SA	5,004	563,821
TOTAL SA	5,576	289,005

		9,535,473

Germany — 4.0%
adidas AG	569	181,365
Beiersdorf AG	6,924	802,408
Deutsche Boerse AG	1,018	141,321
Deutsche Lufthansa AG, Registered Shares	3,210	50,872
Deutsche Telekom AG, Registered Shares	91,956	1,506,338
Fraport AG Frankfurt Airport Services Worldwide	896	74,828
Hannover Rueck SE	1,963	306,103
Henkel AG & Co. KGaA	4,242	398,540
Innogy SE(b)	5,800	279,360
Innogy SE	12,661	531,897
Merck KGaA	3,955	403,386
METRO AG	4,447	68,403
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	4,145	987,785
Symrise AG	1,060	97,671
Telefonica Deutschland Holding AG	19,673	49,676
Uniper SE	6,526	201,061

		6,081,014

Hong Kong — 8.8%
BOC Hong Kong Holdings Ltd.	46,500	177,183
CK Infrastructure Holdings Ltd.	94,500	732,662
CLP Holdings Ltd.	173,500	1,886,403
Dairy Farm International Holdings Ltd.	36,000	269,570
Hang Seng Bank Ltd.	39,100	929,321
HK Electric Investments & HK Electric Investments Ltd.(a)	581,000	588,978
HKT Trust & HKT Ltd.(a)	835,000	1,335,462
Hong Kong & China Gas Co. Ltd.	972,334	2,147,012
Hongkong Land Holdings Ltd.	17,200	104,894
Jardine Matheson Holdings Ltd.	12,700	770,836
Jardine Strategic Holdings Ltd.	9,200	315,388
Link REIT	61,500	715,317
MTR Corp. Ltd.	263,500	1,729,213
PCCW Ltd.	914,000	521,257
Power Assets Holdings Ltd.	145,000	1,036,354
Yue Yuen Industrial Holdings Ltd.	45,000	126,087

		13,385,937

Ireland — 1.3%
AIB Group PLC	69,235	237,594
Kerry Group PLC, Class A	13,010	1,517,979
Kingspan Group PLC	4,167	204,350
Paddy Power Betfair PLC(d)	1,047	82,963

		2,042,886

Israel — 1.9%
Azrieli Group Ltd.	1,411	98,961
Bank Hapoalim BM(d)	80,252	606,910
Bank Leumi Le-Israel BM	113,874	828,378

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Check Point Software Technologies Ltd.(d)	3,477	$389,250
Elbit Systems Ltd.	591	94,552
Mizrahi Tefahot Bank Ltd.(d)	26,715	641,012
NICE Ltd.(d)	1,500	228,749

		2,887,812

Italy — 0.9%
Assicurazioni Generali SpA	20,130	375,431
Enel SpA	23,413	160,160
Recordati SpA	2,414	108,110
Snam SpA	133,440	655,159
Terna Rete Elettrica Nazionale SpA	18,402	112,066

		1,410,926

Japan — 28.2%
ABC-Mart, Inc.	7,300	461,376
Ajinomoto Co., Inc.	17,900	320,740
ANA Holdings, Inc.	24,300	815,618
Asahi Group Holdings Ltd.	9,500	411,492
Astellas Pharma, Inc.	28,000	396,813
Bandai Namco Holdings, Inc.	2,100	112,894
Bridgestone Corp.	7,600	285,308
Canon, Inc.	44,000	1,193,335
Central Japan Railway Co.	2,800	562,835
Chugai Pharmaceutical Co. Ltd.	3,400	243,260
Chugoku Electric Power Co., Inc.	46,000	574,046
Daiwa House REIT Investment Corp.	388	949,646
East Japan Railway Co.	8,600	788,405
FamilyMart UNY Holdings Co. Ltd.	3,900	83,264
Fast Retailing Co. Ltd.	100	59,982
FUJIFILM Holdings Corp.	1,600	75,837
Hankyu Hanshin Holdings, Inc.	6,000	210,650
Hikari Tsushin, Inc.	1,200	264,572
Japan Airlines Co. Ltd.	25,400	795,409
Japan Post Bank Co. Ltd.	89,800	872,519
Japan Post Holdings Co. Ltd.	145,100	1,422,346
Japan Prime Realty Investment Corp.	172	760,341
Japan Real Estate Investment Corp.	259	1,620,086
Japan Retail Fund Investment Corp.	579	1,166,527
Japan Tobacco, Inc.	29,900	658,809
Kamigumi Co. Ltd.	5,700	131,038
Kao Corp.	5,000	364,904
KDDI Corp.	24,100	628,805
Keihan Holdings Co. Ltd.	6,800	275,609
Keio Corp.	5,700	352,704
Kintetsu Group Holdings Co. Ltd.	21,800	1,033,607
Kirin Holdings Co. Ltd.	14,900	323,155
Kyowa Kirin Co. Ltd.	4,200	69,220
Kyushu Electric Power Co., Inc.	17,300	171,898
Kyushu Railway Co.	30,000	854,763
Lawson, Inc.	11,200	559,681
Maruichi Steel Tube Ltd.	4,200	110,574
McDonald’s Holdings Co. Japan Ltd.	14,600	655,579
MEIJI Holdings Co. Ltd.	6,800	472,225
Mitsubishi Heavy Industries Ltd.	1,700	70,127
Mitsubishi Tanabe Pharma Corp.	31,800	359,019
Mizuho Financial Group, Inc.	713,700	1,012,969
Nagoya Railroad Co. Ltd.	24,500	674,476
NEC Corp.	15,300	625,453
NH Foods Ltd.	2,100	77,884
Nippon Building Fund, Inc.	222	1,558,214
Nippon Prologis REIT, Inc.	387	930,468
Nippon Telegraph & Telephone Corp.	23,800	1,074,119
Nissan Motor Co. Ltd.	159,300	1,035,438
Nissin Foods Holdings Co. Ltd.	4,500	279,321

Security	Shares	Value

Japan (continued)
Nitori Holdings Co. Ltd.	3,300	$445,057
Nomura Real Estate Master Fund, Inc.	610	969,167
NTT DOCOMO, Inc.	87,400	2,095,623
Odakyu Electric Railway Co. Ltd.	6,600	147,352
Ono Pharmaceutical Co. Ltd.	6,100	110,673
Oriental Land Co. Ltd.	8,900	1,174,314
Osaka Gas Co. Ltd.	4,800	88,179
Otsuka Holdings Co. Ltd.	5,100	187,552
Pan Pacific International Holdings Corp.	3,200	204,720
Sankyo Co. Ltd.	9,800	337,384
Secom Co. Ltd.	9,900	775,873
Sekisui House Ltd.	20,000	336,268
Seven & i Holdings Co. Ltd.	13,025	444,516
Shimamura Co. Ltd.	4,500	318,190
Shimano, Inc.	1,100	155,297
Shionogi & Co. Ltd.	5,600	310,044
Suntory Beverage & Food Ltd.	23,400	928,475
Taisho Pharmaceutical Holdings Co. Ltd.	2,900	221,126
Takeda Pharmaceutical Co. Ltd.	10,500	361,367
Terumo Corp.	5,200	151,348
Tobu Railway Co. Ltd.	15,900	452,060
Toho Co. Ltd.	4,100	159,191
Tokio Marine Holdings, Inc.	1,500	79,621
Tokyo Gas Co. Ltd.	12,900	322,006
Toyo Suisan Kaisha Ltd.	18,700	751,986
Unicharm Corp.	5,700	161,259
United Urban Investment Corp.	641	1,084,497
USS Co. Ltd.	4,600	91,094
West Japan Railway Co.	9,600	785,828
Yamada Denki Co. Ltd.	138,900	612,683
Yamazaki Baking Co. Ltd.	5,500	83,519

		43,153,629

Netherlands — 1.2%
Heineken Holding NV	908	91,752
Heineken NV	3,132	336,027
Koninklijke Ahold Delhaize NV	33,379	758,134
NN Group NV	5,544	208,294
Royal Dutch Shell PLC, Class A	13,622	429,031

		1,823,238

New Zealand — 0.8%
Auckland International Airport Ltd.	41,770	254,465
Fisher & Paykel Healthcare Corp. Ltd.	14,408	155,301
Meridian Energy Ltd.	115,155	354,441
Ryman Healthcare Ltd.	11,553	97,412
Spark New Zealand Ltd.	126,397	329,485

		1,191,104

Norway — 0.7%
Gjensidige Forsikring ASA	13,517	262,548
Mowi ASA	11,949	287,169
Orkla ASA	16,609	141,271
Telenor ASA	21,150	428,562

		1,119,550

Singapore — 3.9%
Ascendas Real Estate Investment Trust	62,100	137,874
CapitaLand Mall Trust	363,700	691,203
DBS Group Holdings Ltd.	28,700	547,218
Oversea-Chinese Banking Corp. Ltd.	74,900	623,594
SATS Ltd.	111,700	389,182
Singapore Airlines Ltd.	116,500	815,640
Singapore Exchange Ltd.	39,100	224,335
Singapore Technologies Engineering Ltd.	182,600	560,079
Singapore Telecommunications Ltd.	442,000	1,066,199

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
United Overseas Bank Ltd.	34,235	$652,271
Wilmar International Ltd.	105,400	304,672

		6,012,267

Spain — 0.2%
Endesa SA	8,102	200,187
Red Electrica Corp. SA	8,443	159,183

		359,370

Sweden — 0.7%
ICA Gruppen AB	7,145	317,416
Svenska Handelsbanken AB, Class A	7,191	64,704
Telia Co. AB	145,469	647,140

		1,029,260

Switzerland — 13.6%
Baloise Holding AG, Registered Shares	5,021	906,875
Barry Callebaut AG, Registered Shares	237	462,378
Chocoladefabriken Lindt & Spruengli AG	113	832,829
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	5	413,755
Geberit AG, Registered Shares	546	252,057
Givaudan SA, Registered Shares	577	1,534,583
Kuehne + Nagel International AG, Registered Shares	6,831	1,005,819
Nestle SA, Registered Shares	22,549	2,392,160
Novartis AG, Registered Shares	24,512	2,247,722
Partners Group Holding AG	705	560,679
Roche Holding AG	8,222	2,200,742
Schindler Holding AG, Registered Shares	374	84,137
Sonova Holding AG, Registered Shares	1,410	324,239
Swiss Life Holding AG, Registered Shares	2,316	1,119,182
Swiss Prime Site AG, Registered Shares(d)	8,883	782,099
Swiss Re AG	18,061	1,748,969
Swisscom AG, Registered Shares	4,180	2,025,803
Zurich Insurance Group AG	5,242	1,823,333

		20,717,361

United Kingdom — 12.4%
Admiral Group PLC	23,054	606,277
AstraZeneca PLC	14,025	1,211,673
BAE Systems PLC	63,478	421,731
Berkeley Group Holdings PLC	3,985	187,426
BP PLC	26,012	172,115
British American Tobacco PLC	3,708	132,125
BT Group PLC	119,102	278,979
Bunzl PLC	7,278	189,698
Burberry Group PLC	7,070	194,947
Centrica PLC	65,195	60,018
Coca-Cola European Partners PLC	8,331	460,538
Compass Group PLC	62,701	1,586,367
Croda International PLC	2,389	135,704
Diageo PLC	39,058	1,628,725
Direct Line Insurance Group PLC	210,439	823,174
Experian PLC	3,559	107,941
GlaxoSmithKline PLC	74,979	1,550,635

Security	Shares	Value

United Kingdom (continued)
HSBC Holdings PLC	105,429	$844,327
Imperial Brands PLC	12,798	324,814
Kingfisher PLC	29,960	80,889
Marks & Spencer Group PLC(c)	90,877	228,413
National Grid PLC	125,250	1,283,720
Pearson PLC	12,484	132,198
Persimmon PLC	2,696	65,779
Reckitt Benckiser Group PLC	3,633	280,843
RELX PLC	47,923	1,136,652
RSA Insurance Group PLC	82,335	559,992
Severn Trent PLC	8,711	213,026
Smith & Nephew PLC	43,990	995,881
SSE PLC	28,613	381,459
Taylor Wimpey PLC	42,293	82,866
Tesco PLC	51,118	138,464
Unilever NV	11,626	673,885
Unilever PLC	12,409	746,552
United Utilities Group PLC	20,135	192,440
Vodafone Group PLC	274,231	499,095
Whitbread PLC	2,755	151,341
WM Morrison Supermarkets PLC	97,806	230,953

		18,991,662

Total Long-Term Investments — 99.2% (Cost — $140,517,434)		151,549,872

Short-Term Securities — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.48%(e)(f)(g)	637,956	638,275
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.25%(e)(g)	156,274	156,274

Total Short-Term Securities — 0.5% (Cost — $794,348)		794,549

Total Investments — 99.7% (Cost — $141,311,782)		152,344,421

Other Assets Less Liabilities — 0.3%		488,007

Net Assets — 100.0%		$152,832,428

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of the security, is on loan.
(d)	Non-income producing security.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.

(g)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	583,404	54,552	637,956	$638,275	$8,321	(b)	$129	$96
BlackRock Cash Funds: Treasury, SL Agency Shares	97,865	58,409	156,274	156,274	4,120		—	—

				$794,549	$12,441		$129	$96

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	3	09/12/19	$297	$(787)
SPI 200 Index	2	09/19/19	231	2,391
FTSE 100 Index	4	09/20/19	367	2,178

				$3,782

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$4,569	$—	$—	$—	$4,569

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$787	$—	$—	$—	$787

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$11,108	$—	$—	$—	$11,108

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(4,572)	$—	$—	$—	$(4,572)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,183,380

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks:
Australia	$—	$11,230,625	$—	$11,230,625
Belgium	—	4,078,505	—	4,078,505
Denmark	—	4,087,223	—	4,087,223
Finland	911,117	1,500,913	—	2,412,030
France	1,493,736	8,041,737	—	9,535,473
Germany	860,933	5,220,081	—	6,081,014
Hong Kong	1,335,462	12,050,475	—	13,385,937
Ireland	2,042,886	—	—	2,042,886
Israel	389,250	2,498,562	—	2,887,812
Italy	—	1,410,926	—	1,410,926
Japan	—	43,153,629	—	43,153,629
Netherlands	—	1,823,238	—	1,823,238
New Zealand	—	1,191,104	—	1,191,104
Norway	—	1,119,550	—	1,119,550
Singapore	—	6,012,267	—	6,012,267
Spain	—	359,370	—	359,370
Sweden	317,416	711,844	—	1,029,260
Switzerland	1,246,584	19,470,777	—	20,717,361
United Kingdom	460,538	18,531,124	—	18,991,662
Short-Term Securities	794,549	—	—	794,549

	$9,852,471	$142,491,950	$—	$152,344,421

Derivative Financial Instruments(a)
Assets:
Equity contracts	$4,569	$—	$—	$4,569
Liabilities:
Equity contracts	(787)	—	—	(787)

	$3,782	$—	$—	$3,782

(a)	Derivative financial instruments are futures contracts. Future contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments July 31, 2019	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.5%

Aerospace & Defense — 2.2%
L3Harris Technologies, Inc.(a)	652	$135,355
Lockheed Martin Corp.	445	161,166
Northrop Grumman Corp.	66	22,808
Raytheon Co.	364	66,353
United Technologies Corp.	838	111,957

		497,639

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	680	56,936
Expeditors International of Washington, Inc.	898	68,562
United Parcel Service, Inc., Class B	116	13,859

		139,357

Banks — 0.8%
BB&T Corp.	222	11,440
M&T Bank Corp.	334	54,860
U.S. Bancorp	2,008	114,757
Wells Fargo & Co.	235	11,376

		192,433

Beverages — 3.0%
Brown-Forman Corp., Class B	386	21,157
Coca-Cola Co.	6,658	350,410
PepsiCo, Inc.	2,512	321,059

		692,626

Biotechnology — 0.1%
Vertex Pharmaceuticals, Inc.(a)	102	16,995

Capital Markets — 0.6%
CME Group, Inc.	545	105,959
Intercontinental Exchange, Inc.	216	18,978
MarketAxess Holdings, Inc.	42	14,155

		139,092

Chemicals — 1.1%
Air Products & Chemicals, Inc.	296	67,568
Ecolab, Inc.	812	163,805
International Flavors & Fragrances, Inc.	229	32,973

		264,346

Commercial Services & Supplies — 3.5%
Republic Services, Inc.	3,725	330,221
Waste Connections, Inc.	1,308	118,662
Waste Management, Inc.	3,056	357,552

		806,435

Communications Equipment — 2.6%
Cisco Systems, Inc.	3,825	211,905
F5 Networks, Inc.(a)	377	55,314
Juniper Networks, Inc.	422	11,402
Motorola Solutions, Inc.	1,701	282,298
Palo Alto Networks, Inc.(a)	200	45,308

		606,227

Containers & Packaging — 0.1%
Ball Corp.	266	19,014

Distributors — 0.2%
Genuine Parts Co.	392	38,071

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(a)	654	134,351

Diversified Telecommunication Services — 2.6%
AT&T, Inc.	6,837	232,800
Verizon Communications, Inc.	5,753	317,968
Zayo Group Holdings, Inc.(a)	1,299	43,815

		594,583

Security	Shares	Value

Electric Utilities — 5.5%
Alliant Energy Corp.	495	$24,522
American Electric Power Co., Inc.	1,275	111,958
Duke Energy Corp.	2,658	230,502
Evergy, Inc.	985	59,582
Eversource Energy	756	57,350
NextEra Energy, Inc.	1,452	300,811
Southern Co.	4,176	234,691
Xcel Energy, Inc.	4,134	246,428

		1,265,844

Electronic Equipment, Instruments & Components — 0.9%
Amphenol Corp., Class A	1,975	184,307
FLIR Systems, Inc.	631	31,335

		215,642

Equity Real Estate Investment Trusts (REITs) — 8.1%
American Tower Corp.	806	170,566
AvalonBay Communities, Inc.	1,000	208,790
Camden Property Trust	953	98,836
Crown Castle International Corp.	1,556	207,353
Digital Realty Trust, Inc.	93	10,635
Duke Realty Corp.	400	13,332
Equinix, Inc.	47	23,599
Equity Residential	2,250	177,502
Essex Property Trust, Inc.	291	87,946
Extra Space Storage, Inc.	473	53,160
Invitation Homes, Inc.	1,251	34,365
Mid-America Apartment Communities, Inc.	455	53,617
National Retail Properties, Inc.	958	50,046
Public Storage	980	237,905
Realty Income Corp.	2,000	138,420
SBA Communications Corp.(a)	333	81,721
Simon Property Group, Inc.	154	24,979
UDR, Inc.	1,912	88,067
Ventas, Inc.	628	42,258
Welltower, Inc.	897	74,559

		1,877,656

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	198	54,575
Sysco Corp.	1,119	76,730
Walmart, Inc.	1,316	145,260

		276,565

Food Products — 4.6%
Bunge Ltd.	219	12,796
Campbell Soup Co.	1,381	57,091
General Mills, Inc.	794	42,169
Hershey Co.	1,930	292,858
Hormel Foods Corp.	3,533	144,818
Ingredion, Inc.	162	12,521
J.M. Smucker Co.	429	47,701
Kellogg Co.	1,763	102,642
Lamb Weston Holdings, Inc.	1,494	100,277
McCormick & Co., Inc.	693	109,868
Mondelez International, Inc., Class A	2,181	116,662
Tyson Foods, Inc., Class A	177	14,071

		1,053,474

Health Care Equipment & Supplies — 4.2%
Abbott Laboratories	696	60,622
Baxter International, Inc.	2,117	177,764
Becton Dickinson & Co.	348	87,974
Boston Scientific Corp.(a)	626	26,580
Cooper Cos., Inc.	233	78,614
Danaher Corp.	1,199	168,460
Medtronic PLC	2,183	222,535

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Stryker Corp.	674	$141,392
Zimmer Biomet Holdings, Inc.	92	12,432

		976,373

Health Care Providers & Services — 1.8%
Anthem, Inc.	369	108,711
Henry Schein, Inc.(a)(b)	170	11,312
Humana, Inc.	234	69,439
Quest Diagnostics, Inc.	134	13,679
UnitedHealth Group, Inc.	526	130,979
Universal Health Services, Inc., Class B	392	59,137
WellCare Health Plans, Inc.(a)	62	17,810

		411,067

Health Care Technology — 0.1%
Cerner Corp.	183	13,112

Hotels, Restaurants & Leisure — 3.8%
Darden Restaurants, Inc.	466	56,647
McDonald’s Corp.	1,651	347,899
Starbucks Corp.	1,764	167,033
Yum! Brands, Inc.	2,807	315,843

		887,422

Household Durables — 0.4%
Garmin Ltd.	624	49,040
NVR, Inc.(a)(b)	12	40,130

		89,170

Household Products — 2.6%
Church & Dwight Co., Inc.	1,127	85,021
Clorox Co.	646	105,040
Colgate-Palmolive Co.	1,007	72,242
Kimberly-Clark Corp.	571	77,456
Procter & Gamble Co.	2,271	268,069

		607,828

Industrial Conglomerates — 0.3%
Honeywell International, Inc.	473	81,574

Insurance — 10.8%
Aflac, Inc.	3,021	159,025
Alleghany Corp.(a)	18	12,343
Allstate Corp.	1,400	150,360
American Financial Group, Inc.	777	79,549
American International Group, Inc.	976	54,646
Aon PLC	914	172,975
Arch Capital Group Ltd.(a)	4,956	191,748
Arthur J Gallagher & Co.	1,414	127,868
Chubb Ltd.	1,449	221,465
Cincinnati Financial Corp.	469	50,338
Erie Indemnity Co., Class A	100	22,277
Everest Re Group Ltd.	707	174,374
Fidelity National Financial, Inc.	1,028	44,081
Hartford Financial Services Group, Inc.	2,087	120,274
Loews Corp.	229	12,261
Markel Corp.(a)(b)	93	103,595
Marsh & McLennan Cos., Inc.	1,587	156,796
Progressive Corp.	1,777	143,901
RenaissanceRe Holdings Ltd.	720	130,428
Travelers Cos., Inc.	832	121,988
W.R. Berkley Corp.	2,548	176,806
Willis Towers Watson PLC	295	57,590

		2,484,688

Interactive Media & Services — 0.2%
Alphabet, Inc., Class C(a)	21	25,550
Facebook, Inc., Class A(a)	113	21,948

		47,498

Security	Shares	Value

Internet & Direct Marketing Retail — 0.1%
eBay, Inc.	368	$15,158
Expedia Group, Inc.	90	11,946

		27,104

IT Services — 10.2%
Accenture PLC, Class A	1,416	272,693
Automatic Data Processing, Inc.	740	123,225
Broadridge Financial Solutions, Inc.	631	80,213
Cognizant Technology Solutions Corp., Class A	1,348	87,809
Fidelity National Information Services, Inc.	1,793	238,917
Fiserv, Inc.(a)	2,853	300,792
FleetCor Technologies, Inc.(a)	215	61,097
International Business Machines Corp.	642	95,170
Jack Henry & Associates, Inc.	1,299	181,470
Mastercard, Inc., Class A	894	243,409
Paychex, Inc.	2,436	202,310
VeriSign, Inc.(a)	423	89,291
Visa, Inc., Class A	2,002	356,356
Western Union Co.	1,523	31,983

		2,364,735

Leisure Products — 0.2%
Hasbro, Inc.	409	49,554

Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.	276	76,640

Media — 2.2%
CBS Corp., Class B	221	11,384
Charter Communications, Inc., Class A(a)	227	87,481
Comcast Corp., Class A	2,905	125,409
Fox Corp., Class B(a)	477	17,744
Omnicom Group, Inc.	644	51,662
Sirius XM Holdings, Inc.	4,400	27,544
Walt Disney Co.	1,271	181,766

		502,990

Metals & Mining — 1.7%
Newmont Goldcorp Corp.	10,805	394,599

Mortgage Real Estate Investment Trusts (REITs) — 1.7%
AGNC Investment Corp.	9,334	159,985
Annaly Capital Management, Inc.	24,365	232,685

		392,670

Multi-Utilities — 2.5%
CMS Energy Corp.	895	52,107
Consolidated Edison, Inc.	3,000	254,880
Dominion Energy, Inc.	1,253	93,085
DTE Energy Co.	109	13,855
Sempra Energy	99	13,408
WEC Energy Group, Inc.	1,754	149,897

		577,232

Multiline Retail — 1.6%
Burlington Stores, Inc.(a)	319	57,659
Dollar General Corp.	1,146	153,587
Dollar Tree, Inc.(a)	723	73,565
Nordstrom, Inc.	313	10,364
Target Corp.	786	67,910

		363,085

Oil, Gas & Consumable Fuels — 2.9%
Cabot Oil & Gas Corp.	2,137	40,945
Cheniere Energy, Inc.(a)	1,579	102,872
Chevron Corp.	2,316	285,123
Exxon Mobil Corp.	2,766	205,680
Occidental Petroleum Corp.	332	17,051
ONEOK, Inc.	159	11,143

		662,814

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2019	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 4.4%
Bristol-Myers Squibb Co.	647	$28,733
Eli Lilly & Co.	1,189	129,542
Johnson & Johnson	2,123	276,457
Merck & Co., Inc.	2,809	233,119
Pfizer, Inc.	7,142	277,395
Zoetis, Inc.	614	70,543

		1,015,789

Professional Services — 0.3%
Verisk Analytics, Inc.	475	72,067

Road & Rail — 0.2%
AMERCO	102	39,474

Semiconductors & Semiconductor Equipment — 0.4%
Broadcom, Inc.	184	53,358
Intel Corp.	515	26,034
Texas Instruments, Inc.	112	14,001

		93,393

Software — 2.2%
CDK Global, Inc.	431	22,356
Citrix Systems, Inc.	535	50,418
Intuit, Inc.	157	43,538
Microsoft Corp.	1,698	231,386
Oracle Corp.	2,091	117,723
Synopsys, Inc.(a)	318	42,218

		507,639

Specialty Retail — 3.7%
Advance Auto Parts, Inc.	122	18,378
AutoZone, Inc.(a)	121	135,888
Home Depot, Inc.	926	197,877
O’Reilly Automotive, Inc.(a)	178	67,775
Ross Stores, Inc.	1,113	118,012
TJX Cos., Inc.	4,770	260,251
Tractor Supply Co.	115	12,513
Ulta Salon Cosmetics & Fragrance, Inc.(a)	136	47,498

		858,192

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	287	61,143
Dell Technologies, Inc., Class C(a)	203	11,721

		72,864

Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B	924	79,492
VF Corp.	575	50,249

		129,741

Security	Shares	Value

Tobacco — 0.6%
Altria Group, Inc.	1,787	$84,114
Philip Morris International, Inc.	748	62,540

		146,654

Water Utilities — 0.1%
American Water Works Co., Inc.	117	13,429

Wireless Telecommunication Services — 0.8%
T-Mobile U.S., Inc.(a)	2,378	189,598

Total Common Stocks — 99.5% (Cost — $18,946,539)		22,979,345

Investment Companies — 0.3%

Equity Fund — 0.3%
iShares Edge MSCI Min Vol USA ETF(e)	1,087	68,220

Total Investment Companies — 0.3% (Cost — $62,981)		68,220

Total Long-Term Investments — 99.8% (Cost — $19,009,520)		23,047,565

Short-Term Securities — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.48%(c)(d)(e)	156,313	156,391
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.25%(d)(e)	201,619	201,619

Total Short-Term Securities — 1.5% (Cost — $358,010)		358,010

Total Investments — 101.3% (Cost — $19,367,530)		23,405,575

Liabilities in Excess of Other Assets — (1.3)%		(308,779)

Net Assets — 100.0%		$23,096,796

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	All or a portion of the security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	122,941	33,372	(b)	—	156,313	$156,391	$1,335	(c)	$25	$(16)
BlackRock Cash Funds: Treasury, SL Agency Shares	21,289	180,330	(b)	—	201,619	201,619	2,571		—	—
iShares Edge MSCI Min Vol USA ETF	895	27,407		(27,215)	1,087	68,220	3,758		20,904	4,772

						$426,230	$7,664		$20,929	$4,756

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Edge MSCI Min Vol USA Index Fund

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(2,287)	$—	$—	$—	$(2,287)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a):	$23,047,565	$—	$—	$23,047,565
Short-Term Securities	358,010	—	—	358,010

	$23,405,575	$—	$—	$23,405,575

(a)	See above Schedule of Investments for values in each sector.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments July 31, 2019	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 95.4%

Australia — 11.8%
AGL Energy Ltd.	4,485	$64,276
Bendigo & Adelaide Bank Ltd.	3,412	26,709
BHP Group PLC	3,347	79,804
BlueScope Steel Ltd.	3,639	32,118
Caltex Australia Ltd.	65	1,196
CIMIC Group Ltd.	689	17,199
Coca-Cola Amatil Ltd.	3,587	25,962
Cochlear Ltd.	395	59,349
Dexus	7,201	64,405
Flight Centre Travel Group Ltd.	401	12,611
Fortescue Metals Group Ltd.	9,280	52,248
GPT Group	12,318	52,287
Harvey Norman Holdings Ltd.	3,528	10,565
Medibank Pvt Ltd.	18,704	46,109
Mirvac Group	24,933	54,785
QBE Insurance Group Ltd.	9,207	78,466
Rio Tinto Ltd.	2,518	168,523
Sonic Healthcare Ltd.	2,759	52,804
South32 Ltd.	24,612	52,368
Telstra Corp. Ltd.	28,435	77,096
Washington H Soul Pattinson & Co. Ltd.	763	11,812
Woolworths Group Ltd.	8,996	219,326

		1,260,018

Austria — 0.2%
Verbund AG	448	25,001

Belgium — 2.2%
Ageas	1,256	67,430
Colruyt SA	388	20,217
Groupe Bruxelles Lambert SA	548	51,663
Proximus SADP	1,007	28,711
UCB SA	864	67,372

		235,393

Canada — 12.0%
Atco Ltd. Class I	539	17,965
CAE, Inc.	1,842	49,672
CGI, Inc.(a)	1,702	130,997
CI Financial Corp.	1,641	25,439
Constellation Software, Inc.	137	130,345
Empire Co. Ltd., Class A	1,151	30,463
Gildan Activewear, Inc.	1,391	54,784
H&R Real Estate Investment Trust	991	17,030
Husky Energy, Inc.	2,490	19,319
iA Financial Corp. Inc.(a)	727	29,173
IGM Financial, Inc.	590	16,299
Intact Financial Corp.	946	88,178
Kirkland Lake Gold Ltd.	1,352	55,912
Loblaw Cos. Ltd.	1,272	66,000
Magna International, Inc.	2,177	109,790
Methanex Corp.	451	17,752
Metro, Inc.	1,723	67,390
Power Corp. of Canada	2,055	43,566
Power Financial Corp.	1,771	38,767
RioCan Real Estate Investment Trust	822	16,206
SmartCentres Real Estate Investment Trust	473	11,608
Teck Resources Ltd., Class B	3,436	70,292
Thomson Reuters Corp.	1,380	92,683
Tourmaline Oil Corp.	1,830	24,126
West Fraser Timber Co. Ltd.	356	13,916

Security	Shares	Value

Canada (continued)
WSP Global, Inc.	706	$39,820

		1,277,492

China — 0.2%
Yangzijiang Shipbuilding Holdings Ltd.	16,900	17,427

Denmark — 0.4%
H Lundbeck A/S	493	19,005
Tryg A/S	808	24,661

		43,666

Finland — 0.7%
Elisa OYJ	964	45,332
Orion OYJ, Class B	737	25,213

		70,545

France — 6.8%
Arkema SA	465	41,853
Atos SE	654	52,589
AXA SA	1,075	27,077
BioMerieux	293	24,794
Cie Generale des Etablissements Michelin SCA	1,165	128,788
CNP Assurances	1,215	25,112
Eutelsat Communications SA	1,236	23,628
Faurecia SE	493	23,330
Ipsen SA	251	28,814
Peugeot SA	4,047	95,521
Renault SA	779	43,583
SCOR SE	1,109	45,574
Societe BIC SA	181	12,614
Societe Generale SA	2,715	66,503
UbiSoft Entertainment SA(a)	564	46,392
Worldline SA(a)(b)	574	41,017

		727,189

Germany — 2.1%
Covestro AG(b)	1,193	53,805
Deutsche Lufthansa AG, Registered Shares	1,676	26,561
Hannover Rueck SE	414	64,558
HUGO BOSS AG	449	28,220
METRO AG	1,275	19,612
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	133	31,695

		224,451

Hong Kong — 7.0%
Hang Lung Properties Ltd.	14,000	32,957
Hongkong Land Holdings Ltd.	7,900	48,178
Hysan Development Co. Ltd.	4,000	19,056
Kerry Properties Ltd.	4,500	16,898
Link REIT	14,500	168,652
New World Development Co. Ltd.	42,000	59,136
NWS Holdings Ltd.	10,635	19,746
Sino Land Co. Ltd.	20,235	32,768
Swire Pacific Ltd., Class A	3,500	39,893
Swire Properties Ltd.	8,200	29,609
Techtronic Industries Co. Ltd.	9,500	70,648
Vitasoy International Holdings Ltd.(c)	6,000	28,246
WH Group Ltd.(b)	64,000	62,296
Wharf Holdings Ltd.	8,000	19,452
Wharf Real Estate Investment Co. Ltd.	8,000	50,466
Wheelock & Co. Ltd.	6,000	37,757
Yue Yuen Industrial Holdings Ltd.	5,000	14,010

		749,768

Ireland — 0.5%
AerCap Holdings NV(a)	893	48,695

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel — 1.1%
Bank Leumi Le-Israel BM	10,666	$77,590
Israel Discount Bank Ltd., Series A	7,893	34,066

		111,656

Italy — 0.7%
Leonardo SpA	2,042	24,862
Moncler SpA	1,252	51,407

		76,269

Japan — 16.2%
AGC, Inc.	1,200	36,756
Alfresa Holdings Corp.	1,300	31,343
ANA Holdings, Inc.	800	26,852
Astellas Pharma, Inc.	12,800	181,400
Brother Industries Ltd.	1,600	28,329
Chiba Bank Ltd.	3,800	18,794
Credit Saison Co. Ltd.	1,100	13,373
Daicel Corp.	1,900	16,078
Electric Power Development Co. Ltd.	1,000	22,386
Fujitsu Ltd.	1,300	101,450
Hitachi Ltd.	6,600	234,002
ITOCHU Corp.	9,300	177,079
Japan Airlines Co. Ltd.	800	25,052
JTEKT Corp.	1,400	16,599
Kamigumi Co. Ltd.	800	18,391
Kaneka Corp.	300	11,138
Konica Minolta, Inc.	3,200	26,519
Kurita Water Industries Ltd.	700	17,672
Kyushu Railway Co.	1,000	28,492
Marubeni Corp.	10,600	68,715
Medipal Holdings Corp.	1,200	25,490
Mitsubishi Tanabe Pharma Corp.	1,400	15,806
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,900	15,368
NEC Corp.	1,700	69,495
NH Foods Ltd.	600	22,253
Nippon Electric Glass Co. Ltd.	600	13,418
Obayashi Corp.	4,600	43,567
Shimamura Co. Ltd.	100	7,071
Shinsei Bank Ltd.	1,000	15,105
Stanley Electric Co. Ltd.	900	22,317
Sumitomo Dainippon Pharma Co. Ltd.	1,100	20,201
Sumitomo Heavy Industries Ltd.	800	25,791
Sumitomo Rubber Industries Ltd.	1,200	13,099
Suzuken Co. Ltd.	500	27,553
Toho Gas Co. Ltd.	500	19,012
Tohoku Electric Power Co., Inc.	3,000	30,017
Tokyo Electric Power Co. Holdings, Inc.(a)	10,300	49,547
Tokyo Gas Co. Ltd.	2,600	64,900
Toppan Printing Co. Ltd.	1,600	26,006
Tosoh Corp.	1,800	25,229
Toyo Suisan Kaisha Ltd.	600	24,128
Toyoda Gosei Co. Ltd.	500	9,195
Yamazaki Baking Co. Ltd.	900	13,667
Yokogawa Electric Corp.	1,500	26,845

		1,725,500

Luxembourg — 0.1%
RTL Group SA	274	13,516

Netherlands — 5.0%
Aegon NV	12,189	60,066
Koninklijke Ahold Delhaize NV	8,071	183,316
Koninklijke Vopak NV	498	24,554
NN Group NV	2,101	78,937
Randstad NV	804	40,356

Security	Shares	Value

Netherlands (continued)
Wolters Kluwer NV	1,931	$139,969

		527,198

New Zealand — 0.3%
Spark New Zealand Ltd.	12,992	33,867

Singapore — 1.0%
ComfortDelGro Corp. Ltd.	15,300	29,988
Golden Agri-Resources Ltd.	46,900	10,017
Singapore Airlines Ltd.	4,100	28,705
Singapore Exchange Ltd.	2,400	13,770
Venture Corp. Ltd.	2,000	22,319

		104,799

Spain — 2.2%
Mapfre SA	7,715	21,238
Red Electrica Corp. SA	2,972	56,034
Repsol SA	9,870	156,546

		233,818

Sweden — 1.1%
Boliden AB	1,851	41,976
ICA Gruppen AB	570	25,322
Industrivarden AB, Class C, Class C	1,182	25,679
L E Lundbergforetagen AB, B Shares	538	19,922

		112,899

Switzerland — 8.5%
Adecco SA, Registered Shares	1,081	58,978
Baloise Holding AG, Registered Shares	334	60,326
Coca-Cola HBC AG(a)	1,303	44,835
Nestle SA, Registered Shares	33	3,501
Pargesa Holding SA, Bearer Shares	273	20,490
Roche Holding AG	1,260	337,258
SGS SA, Registered Shares	36	88,901
Sonova Holding AG, Registered Shares	379	87,153
Swiss Life Holding AG, Registered Shares	233	112,595
Swisscom AG, Registered Shares	177	85,782

		899,819

United Kingdom — 15.3%
3i Group PLC	6,706	90,363
Admiral Group PLC	1,226	32,242
Anglo American PLC	7,197	176,358
Barratt Developments PLC	6,966	54,385
Berkeley Group Holdings PLC	843	39,649
British Land Co. PLC	6,280	38,769
Burberry Group PLC	2,719	74,973
Carnival PLC	1,132	51,098
Direct Line Insurance Group PLC	9,733	38,073
easyJet PLC	1,125	13,184
Evraz PLC	3,435	26,906
Fiat Chrysler Automobiles NV	7,442	99,696
Halma PLC	622	15,021
Hargreaves Lansdown PLC	1,937	49,209
Investec PLC	4,817	27,407
J. Sainsbury PLC	11,665	27,835
Johnson Matthey PLC	355	13,842
Kingfisher PLC	14,363	38,778
Marks & Spencer Group PLC(c)	11,212	28,181
Meggitt PLC	5,518	39,820
Mondi PLC	2,524	54,987
Pearson PLC	5,359	56,748
Persimmon PLC	2,137	52,140
Rio Tinto PLC	4,274	241,359
Smith & Nephew PLC	5,981	135,403
Smiths Group PLC	1,685	33,511

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2019	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Taylor Wimpey PLC	22,222	$43,540
WM Morrison Supermarkets PLC	16,025	37,840

		1,631,317

Total Common Stocks — 95.4% (Cost — $9,635,696)		10,150,303

Preferred Stock — 0.6%

Germany — 0.6%
Porsche Automobil Holding SE, Preference Shares, 0.00%	1,043	68,365

Total Preferred Stocks — 0.6% (Cost — $86,747)		68,365

Total Long-Term Investments — 96.0% (Cost — $9,722,443)		10,218,668

Security	Shares	Value
Short-Term Securities — 3.0%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.48%(d)(e)(f)	35,420	$35,438
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.25%(d)(f)	285,315	285,315

Total Short-Term Securities — 3.0% (Cost — $320,752)		320,753

Total Investments — 99.0% (Cost — $10,043,195)		10,539,421

Other Assets Less Liabilities — 1.0%		102,885

Net Assets — 100.0%		$10,642,306

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of the security, is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	21,041	14,379	35,420	$35,438	$63	(b)	$10	$(5)
BlackRock Cash Funds: Treasury, SL Agency Shares	3,158	282,157	285,315	285,315	256		—	—

				$320,753	$319		$10	$(5)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Stoxx 50 Index	6	09/20/19	$230	$167
FTSE 100 Index	2	09/20/19	183	1,208

				$1,375

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,375	$—	$—	$—	$1,375

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Edge MSCI Multifactor Intl Index Fund

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$4,191	$—	$—	$—	$4,191

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,375	$—	$—	$—	$1,375

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$131,049

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$1,260,018	$—	$1,260,018
Austria	—	25,001	—	25,001
Belgium	—	235,393	—	235,393
Canada	1,277,492	—	—	1,277,492
China	—	17,427	—	17,427
Denmark	—	43,666	—	43,666
Finland	45,332	25,213	—	70,545
France	72,397	654,792	—	727,189
Germany	—	224,451	—	224,451
Hong Kong	—	749,768	—	749,768
Ireland	48,695	—	—	48,695
Israel	—	111,656	—	111,656
Italy	—	76,269	—	76,269
Japan	—	1,725,500	—	1,725,500
Luxembourg	13,516	—	—	13,516
Netherlands	—	527,198	—	527,198
New Zealand	—	33,867	—	33,867
Singapore	—	104,799	—	104,799
Spain	—	233,818	—	233,818
Sweden	25,322	87,577	—	112,899
Switzerland	—	899,819	—	899,819
United Kingdom	—	1,631,317	—	1,631,317
Preferred Stock	—	68,365	—	68,365
Short-Term Securities	320,753	—	—	320,753

	$1,803,507	$8,735,914	$—	$10,539,421

Derivative Financial Instruments(a)
Assets:
Equity contracts	$1,375	$—	$—	$1,375

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments July 31, 2019	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.6%

Aerospace & Defense — 0.8%
Huntington Ingalls Industries, Inc.	213	$48,628
Textron, Inc.	1,203	59,308

		107,936

Air Freight & Logistics — 0.5%
Expeditors International of Washington, Inc.	880	67,188

Airlines — 0.9%
Delta Air Lines, Inc.	870	53,105
Southwest Airlines Co.	708	36,483
United Airlines Holdings, Inc.(a)	338	31,066

		120,654

Auto Components — 0.8%
Autoliv, Inc.	419	30,231
BorgWarner, Inc.	1,064	40,219
Lear Corp.	301	38,161

		108,611

Banks — 0.2%
CIT Group, Inc.	511	25,831

Biotechnology — 1.8%
Biogen, Inc.(a)	1,008	239,723

Building Products — 0.6%
Lennox International, Inc.	184	47,192
Owens Corning	555	32,190

		79,382

Capital Markets — 2.4%
Eaton Vance Corp.	583	25,944
Franklin Resources, Inc.	1,567	51,131
MarketAxess Holdings, Inc.	192	64,712
SEI Investments Co.	670	39,925
T. Rowe Price Group, Inc.	1,211	137,315

		319,027

Chemicals — 2.2%
Celanese Corp.	657	73,696
Eastman Chemical Co.	716	53,950
LyondellBasell Industries NV, Class A	1,522	127,376
Mosaic Co.	1,877	47,282

		302,304

Commercial Services & Supplies — 0.2%
Rollins, Inc.	746	25,013

Communications Equipment — 1.7%
F5 Networks, Inc.(a)	305	44,750
Juniper Networks, Inc.	1,783	48,177
Motorola Solutions, Inc.	840	139,406

		232,333

Construction & Engineering — 0.6%
Fluor Corp.	707	22,985
Jacobs Engineering Group, Inc.	701	57,839

		80,824

Consumer Finance — 0.5%
Ally Financial, Inc.	2,064	67,926

Containers & Packaging — 0.7%
Avery Dennison Corp.	430	49,394
Packaging Corp. of America	484	48,870

		98,264

Diversified Consumer Services — 0.2%
H&R Block, Inc.	1,041	28,825

Security	Shares	Value

Diversified Financial Services — 0.5%
AXA Equitable Holdings, Inc.	1,368	$30,753
Voya Financial, Inc.	748	42,015

		72,768

Diversified Telecommunication Services — 3.3%
AT&T, Inc.	10,269	349,659
Verizon Communications, Inc.	1,732	95,728

		445,387

Electric Utilities — 3.2%
Exelon Corp.	4,970	223,948
OGE Energy Corp.	1,024	43,981
Pinnacle West Capital Corp.	575	52,451
PPL Corp.	3,695	109,483

		429,863

Electrical Equipment — 1.3%
Eaton Corp. PLC	2,171	178,435

Electronic Equipment, Instruments & Components — 4.0%
Arrow Electronics, Inc.(a)	430	31,222
CDW Corp.	754	89,093
Flex Ltd.(a)	2,641	29,447
FLIR Systems, Inc.	694	34,464
Keysight Technologies, Inc.(a)	962	86,118
TE Connectivity Ltd.	1,737	160,499
Trimble, Inc.(a)	1,289	54,473
Zebra Technologies Corp., Class A(a)	276	58,206

		543,522

Entertainment — 0.4%
Viacom, Inc., Class B	1,812	54,994

Equity Real Estate Investment Trusts (REITs) — 6.5%
AvalonBay Communities, Inc.	710	148,241
Camden Property Trust	495	51,336
Duke Realty Corp.	1,841	61,360
HCP, Inc.	2,449	78,197
Host Hotels & Resorts, Inc.	3,795	65,995
Kimco Realty Corp.	2,160	41,494
Liberty Property Trust	758	39,643
National Retail Properties, Inc.	828	43,255
Public Storage	805	195,422
SL Green Realty Corp.	429	34,783
VEREIT, Inc.	4,960	45,235
WP Carey, Inc.	851	73,646

		878,607

Food & Staples Retailing — 1.2%
Kroger Co.	4,088	86,502
Walmart, Inc.	701	77,376

		163,878

Food Products — 0.7%
Archer-Daniels-Midland Co.	123	5,053
Ingredion, Inc.	338	26,124
J.M. Smucker Co.	583	64,824

		96,001

Gas Utilities — 0.8%
Atmos Energy Corp.	598	65,206
UGI Corp.	891	45,521

		110,727

Health Care Equipment & Supplies — 1.7%
Cooper Cos., Inc.	253	85,362
ResMed, Inc.	734	94,466
Varian Medical Systems, Inc.(a)	465	54,577

		234,405

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services — 5.9%
Anthem, Inc.	1,114	$328,196
HCA Healthcare, Inc.	1,404	187,448
Humana, Inc.	272	80,716
Quest Diagnostics, Inc.	688	70,231
Universal Health Services, Inc., Class B	428	64,568
WellCare Health Plans, Inc.(a)	225	64,631

		795,790

Health Care Technology — 0.9%
Cerner Corp.	1,662	119,082

Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	1,975	93,279
Chipotle Mexican Grill, Inc.(a)	135	107,397

		200,676

Household Durables — 0.4%
Garmin Ltd.	680	53,441

Independent Power and Renewable Electricity Producers — 0.8%
AES Corp.	3,395	57,002
NRG Energy, Inc.	1,440	49,162

		106,164

Insurance — 5.6%
Aflac, Inc.	3,845	202,401
Athene Holding Ltd., Class A(a)	637	26,028
Erie Indemnity Co., Class A	129	28,737
Fidelity National Financial, Inc.	1,411	60,504
Hartford Financial Services Group, Inc.	1,842	106,154
Lincoln National Corp.	1,047	68,411
Loews Corp.	1,436	76,883
Reinsurance Group of America, Inc.	322	50,206
Torchmark Corp.	543	49,587
Unum Group	1,100	35,145
W.R. Berkley Corp.	751	52,112

		756,168

Interactive Media & Services — 0.7%
IAC InterActive Corp.(a)	398	95,142

Internet & Direct Marketing Retail — 1.3%
Amazon.com, Inc.(a)	78	145,609
TripAdvisor, Inc.(a)	540	23,841

		169,450

IT Services — 3.1%
Accenture PLC, Class A	67	12,903
Akamai Technologies, Inc.(a)	835	73,588
DXC Technology Co.	1,375	76,684
EPAM Systems, Inc.(a)	278	53,874
Jack Henry & Associates, Inc.	396	55,321
Mastercard, Inc., Class A	540	147,026

		419,396

Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	1,628	112,999
Waters Corp.(a)	367	77,276

		190,275

Machinery — 1.7%
Cummins, Inc.	766	125,624
IDEX Corp.	388	65,269
Snap-on, Inc.	285	43,494

		234,387

Media — 0.9%
Discovery, Inc., Class A(a)	795	24,096
Discovery, Inc., Class C(a)	1,845	52,103
Interpublic Group of Cos., Inc.	1,973	45,221

		121,420

Security	Shares	Value

Metals & Mining — 0.9%
Nucor Corp.	1,566	$85,159
Steel Dynamics, Inc.	1,149	36,205

		121,364

Multi-Utilities — 2.8%
Ameren Corp.	1,254	94,915
Consolidated Edison, Inc.	1,646	139,844
Public Service Enterprise Group, Inc.	2,590	148,019

		382,778

Multiline Retail — 2.4%
Kohl’s Corp.	846	45,566
Macy’s, Inc.	1,576	35,822
Nordstrom, Inc.	593	19,634
Target Corp.	2,674	231,034

		332,056

Oil, Gas & Consumable Fuels — 5.9%
Chevron Corp.	2,199	270,719
Cimarex Energy Co.	519	26,298
Continental Resources, Inc.(a)	476	17,693
Devon Energy Corp.	941	25,407
HollyFrontier Corp.	831	41,359
Phillips 66	2,337	239,682
Valero Energy Corp.	2,140	182,435

		803,593

Pharmaceuticals — 0.3%
Jazz Pharmaceuticals PLC(a)	289	40,281

Professional Services — 0.5%
ManpowerGroup, Inc.	306	27,953
Robert Half International, Inc.	610	36,850

		64,803

Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A(a)	1,660	87,997
Jones Lang LaSalle, Inc.	234	34,091

		122,088

Road & Rail — 2.9%
AMERCO	47	18,189
Kansas City Southern	517	63,974
Norfolk Southern Corp.	1,371	262,025
Old Dominion Freight Line, Inc.	333	55,604

		399,792

Semiconductors & Semiconductor Equipment — 6.4%
Intel Corp.	7,998	404,299
Micron Technology, Inc.(a)	5,745	257,893
Skyworks Solutions, Inc.	892	76,070
Xilinx, Inc.	1,170	133,625

		871,887

Software — 6.3%
ANSYS, Inc.(a)	428	86,935
Cadence Design Systems, Inc.(a)	1,437	106,209
Intuit, Inc.	1,180	327,226
Microsoft Corp.	1,725	235,066
Synopsys, Inc.(a)	767	101,827

		857,263

Specialty Retail — 2.4%
AutoZone, Inc.(a)	128	143,749
Best Buy Co., Inc.	1,241	94,974
Gap, Inc.	1,159	22,600
Tractor Supply Co.	622	67,680

		329,003

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2019	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 3.6%
Apple, Inc.	1,053	$224,331
Hewlett Packard Enterprise Co.	7,057	101,409
NetApp, Inc.	1,266	74,049
Seagate Technology PLC	1,300	60,203
Xerox Corp.	1,060	34,026

		494,018

Textiles, Apparel & Luxury Goods — 1.2%
Capri Holdings Ltd.(a)	763	27,155
Lululemon Athletica, Inc.(a)	577	110,259
Ralph Lauren Corp.	267	27,830

		165,244

Trading Companies & Distributors — 1.2%
HD Supply Holdings, Inc.(a)(b)	913	36,986
United Rentals, Inc.(a)	408	51,632
W.W. Grainger, Inc.	243	70,720

		159,338

Total Common Stocks — 99.6% (Cost — $11,597,602)		13,517,327

Investment Companies — 0.1%

Equity Fund — 0.1%
iShares Edge MSCI Multifactor USA ETF(e)	421	13,523

Total Investment Companies — 0.1% (Cost — $11,953)		13,523

Total Long-Term Investments — 99.7% (Cost — $11,609,555)		13,530,850

Security	Shares	Value
Short-Term Securities — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.48%(c)(d)(e)	38,783	$38,802
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.25%(d)(e)	45,537	45,537

Total Short-Term Securities — 0.6% (Cost — $84,339)		84,339

Total Investments — 100.3% (Cost — $11,693,894)		13,615,189

Liabilities in Excess of Other Assets — (0.3)%		(46,690)

Net Assets — 100.0%		$13,568,499

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased	Shares Sold		Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	50,295	—	(11,512	)(b)	38,783	$38,802	$224	(c)	$27	$(5)
BlackRock Cash Funds: Treasury, SL Agency Shares	55,790	—	(10,253	)(b)	45,537	45,537	1,109		—	—
iShares Edge MSCI Multifactor USA ETF	1,546	29,157	(30,282)		421	13,523	3,021		4,235	467

						$97,862	$4,354		$4,262	$462

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,601	$—	$—	$—	$2,601

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	iShares Edge MSCI Multifactor USA Index Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks(a)	$13,517,327	$—	$—	$13,517,327
Investment Companies	13,523	—	—	13,523
Short-Term Securities	84,339	—	—	84,339

	$13,615,189	$—	$—	$13,615,189

(a)	See above Schedule of Investments for values in each sector.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Statements of Assets and Liabilities

July 31, 2019

	iShares Edge MSCI Min Vol EAFE Index Fund	iShares Edge MSCI Min Vol USA Index Fund	iShares Edge MSCI Multifactor Intl Index Fund	iShares Edge MSCI Multifactor USA Index Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$151,549,872	$22,979,345	$10,218,668	$13,517,327
Investments at value — affiliated(c)	794,549	426,230	320,753	97,862
Cash pledged for futures contracts	47,092	—	10,407	—
Foreign currency at value(d)	467,504	—	147,421	—
Receivables:
Investments sold	—	136,357	—	—
Securities lending income — affiliated	175	8	10	9
Capital shares sold	2,029	6,938	28	—
Dividends — affiliated	428	197	54	82
Dividends — unaffiliated	812,748	18,110	26,749	10,707
From the Manager	—	17,070	14,762	15,744
Variation margin on futures contracts	—	—	16	—
Prepaid expenses	32,223	31,748	31,554	31,563

Total assets	153,706,620	23,616,003	10,770,422	13,673,294

LIABILITIES
Bank overdraft	1,850	—	—	—
Cash collateral on securities loaned at value	638,054	156,389	35,433	38,803
Payables:
Investments purchased	—	297,384	—	—
Capital shares redeemed	108,590	707	—	—
Trustees’ and Officer’s fees	2,901	2,753	2,703	2,733
Investment advisory fees	172	—	—	—
Other accrued expenses	117,025	61,974	89,511	63,259
Recoupment of past waived fees	28	—	—	—
Variation margin on futures contracts	5,572	—	469	—

Total liabilities	874,192	519,207	128,116	104,795

NET ASSETS	$152,832,428	$23,096,796	$10,642,306	$13,568,499

NET ASSETS CONSIST OF
Paid-in capital	$142,731,974	$19,069,284	$10,442,256	$11,506,119
Accumulated earnings	10,100,454	4,027,512	200,050	2,062,380

NET ASSETS	$152,832,428	$23,096,796	$10,642,306	$13,568,499

NET ASSET VALUE

Institutional:
Net assets	$5,796,226	$9,506,489	$452,806	$1,065,367

Shares outstanding(e)	550,981	724,490	44,149	88,445

Net asset value	$10.52	$13.12	$10.26	$12.05

Class K:
Net assets	$147,036,202	$13,590,307	$10,189,500	$12,503,132

Shares outstanding(e)	13,975,165	1,035,625	993,365	1,037,699

Net asset value	$10.52	$13.12	$10.26	$12.05

(a) Investments at cost — unaffiliated	$140,517,434	$18,946,539	$9,722,443	$11,597,602
(b) Securities loaned at value	$601,198	$153,923	$32,614	$36,986
(c) Investments at cost — affiliated	$794,348	$420,991	$320,752	$96,292
(d) Foreign currency at cost	$472,265	$—	$149,619	$—

(e)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2019

	iShares Edge MSCI Min Vol EAFE Index Fund	iShares Edge MSCI Min Vol USA Index Fund	iShares Edge MSCI Multifactor Intl Index Fund	iShares Edge MSCI Multifactor USA Index Fund

INVESTMENT INCOME
Dividends — affiliated	$4,120	$6,329	$256	$4,130
Dividends — unaffiliated	4,986,513	420,533	376,718	264,546
Securities lending income — affiliated — net	8,321	1,335	63	224
Non-cash dividends — unaffiliated	—	—	31,382	—
Foreign taxes withheld	(427,592)	(31)	(33,782)	—

Total investment income	4,571,362	428,166	374,637	268,900

EXPENSES
Investment advisory	117,757	7,394	33,100	26,034
Professional	71,051	61,648	65,161	56,933
Registration	63,323	63,388	62,456	62,467
Custodian	53,107	10,656	24,317	4,864
Printing	15,340	15,083	14,933	14,903
Pricing	12,686	—	9,716	—
Trustees and Officer	12,053	10,193	10,043	10,103
Accounting services	8,978	8,978	8,978	8,978
Transfer agent — class specific	1,535	3,519	423	690
Board realignment and consolidation	884	853	802	802
Recoupment of past waived and/or reimbursed fees — class specific	28	—	—	—
Miscellaneous	8,196	6,302	6,252	6,258

Total expenses	364,938	188,014	236,181	192,032
Less:
Fees waived and/or reimbursed by the Manager	(98,365)	(160,408)	(202,598)	(165,250)
Transfer agent fees waived and/or reimbursed — class specific	(485)	(469)	(254)	(217)

Total expenses after fees waived and/or reimbursed	266,088	27,137	33,329	26,565

Net investment income	4,305,274	401,029	341,308	242,335

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(527,922)	(28,016)	(228,807)	280,914
Investments — affiliated	129	20,929	10	4,262
Futures contracts	11,108	(2,287)	4,191	2,601
Foreign currency transactions	(11,846)	—	(1,563)	—

	(528,531)	(9,374)	(226,169)	287,777

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,520,713)	2,569,021	(1,083,310)	(515,848)
Investments — affiliated	96	4,756	(5)	462
Futures contracts	(4,572)	—	1,375	—
Foreign currency translations	(10,026)	—	(3,565)	—

	(2,535,215)	2,573,777	(1,085,505)	(515,386)

Net realized and unrealized gain (loss)	(3,063,746)	2,564,403	(1,311,674)	(227,609)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,241,528	$2,965,432	$(970,366)	$14,726

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets

	iShares Edge MSCI Min Vol EAFE Index Fund		iShares Edge MSCI Min Vol USA Index Fund
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,305,274	$4,132,355	$401,029	$231,333
Net realized gain (loss)	(528,531)	1,928,137	(9,374)	415,828
Net change in unrealized appreciation (depreciation)	(2,535,215)	2,419,958	2,573,777	716,394

Net increase in net assets resulting from operations	1,241,528	8,480,450	2,965,432	1,363,555

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(111,970)	(17,575)	(250,002)	(13,730)
Class K	(6,535,259)	(4,595,224)	(471,394)	(227,773)

Decrease in net assets resulting from distributions to shareholders	(6,647,229)	(4,612,799)	(721,396)	(241,503)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	7,651,328	22,875,934	8,516,646	14,304

NET ASSETS(b)
Total increase in net assets	2,245,627	26,743,585	10,760,682	1,136,356
Beginning of year	150,586,801	123,843,216	12,336,114	11,199,758

End of year	$152,832,428	$150,586,801	$23,096,796	$12,336,114

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distribution in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Multifactor Intl Index Fund		iShares Edge MSCI Multifactor USA Index Fund
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$341,308	$326,911	$242,335	$220,617
Net realized gain (loss)	(226,169)	810,843	287,777	356,125
Net change in unrealized appreciation (depreciation)	(1,085,505)	(197,434)	(515,386)	1,148,293

Net increase (decrease) in net assets resulting from operations	(970,366)	940,320	14,726	1,725,035

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(22,084)	(14,972)	(50,604)	(15,097)
Class K	(973,939)	(716,734)	(682,614)	(700,718)

Decrease in net assets resulting from distributions to shareholders	(996,023)	(731,706)	(733,218)	(715,815)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,268)	422,324	699,921	744,484

NET ASSETS(b)
Total increase (decrease) in net assets	(1,967,657)	630,938	(18,571)	1,753,704
Beginning of year	12,609,963	11,979,025	13,587,070	11,833,366

End of year	$10,642,306	$12,609,963	$13,568,499	$13,587,070

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE Index Fund

	Institutional

	Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
	2019	2018	2017

Net asset value, beginning of period	$10.91	$10.60	$10.12		$10.00

Net investment income(b)	0.31	0.33	0.28		0.00	(c)
Net realized and unrealized gain (loss)	(0.23)	0.33	0.50		0.12

Net increase from investment operations	0.08	0.66	0.78		0.12

Distributions(d)
From net investment income	(0.32)	(0.32)	(0.30)		—
From net realized gain	(0.15)	(0.03)	(0.00	)(e)	—

Total distributions	(0.47)	(0.35)	(0.30)		—

Net asset value, end of period	$10.52	$10.91	$10.60		$10.12

Total Return(f)
Based on net asset value	0.92%	6.30%	7.90%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	0.32%	0.35%	1.35	%(h)(i)	3.97	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.23%	0.23%	0.22	%(h)	0.23	%(j)

Net investment income	2.95%	3.02%	2.82	%(h)	0.70	%(j)

Supplemental Data
Net assets, end of period (000)	$5,796	$710	$272		$101

Portfolio turnover rate	23%	25%	48%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.35%.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.44%.

See notes to financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE Index Fund (continued)

	Class K

	Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
	2019	2018	2017

Net asset value, beginning of period	$10.92	$10.59	$10.12		$10.00

Net investment income(b)	0.31	0.32	0.38		0.00	(c)
Net realized and unrealized gain (loss)	(0.23)	0.37	0.39		0.12

Net increase from investment operations	0.08	0.69	0.77		0.12

Distributions(d)
From net investment income	(0.33)	(0.33)	(0.30)		—
From net realized gain	(0.15)	(0.03)	(0.00	)(e)	—

Total distributions	(0.48)	(0.36)	(0.30)		—

Net asset value, end of period	$10.52	$10.92	$10.59		$10.12

Total Return(f)
Based on net asset value	0.87%	6.53%	7.84%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	0.25%	0.23%	0.46	%(h)(i)	3.90	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.18%	0.18%	0.18	%(h)	0.18	%(j)

Net investment income	2.92%	2.95%	3.76	%(h)	0.75	%(j)

Supplemental Data
Net assets, end of period (000)	$147,036	$149,876	$123,571		$10,020

Portfolio turnover rate	23%	25%	48%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.46%.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.37%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA Index Fund

	Institutional

	Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
	2019	2018	2017

Net asset value, beginning of period	$11.71	$10.65	$10.00		$10.00

Net investment income(b)	0.26	0.21	0.21		0.00	(c)
Net realized and unrealized gain (loss)	1.61	1.07	0.64		(0.00	)(d)

Net increase from investment operations	1.87	1.28	0.85		0.00

Distributions(e)
From net investment income	(0.25)	(0.22)	(0.20)		—
From net realized gain	(0.21)	—	(0.00	)(d)	—

Total distributions	(0.46)	(0.22)	(0.20)		—

Net asset value, end of period	$13.12	$11.71	$10.65		$10.00

Total Return(f)
Based on net asset value	16.49%	12.17%	8.65%		0.00	%(g)

Ratios to Average Net Assets
Total expenses	1.04%	1.28%	1.99	%(h)	2.81	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.18%	0.18%	0.17%		0.18	%(j)(j)

Net investment income	2.11%	1.92%	2.03%		0.85	%(i)(j)

Supplemental Data
Net assets, end of period (000)	$9,506	$679	$650		$128

Portfolio turnover rate	35%	32%	25%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.99%.
(i)	Annualized.
(j)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.78%.

See notes to financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA Index Fund (continued)

	Class K

	Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
	2019	2018	2017

Net asset value, beginning of period	$11.71	$10.65	$10.00		$10.00

Net investment income(b)	0.27	0.22	0.22		0.00	(c)
Net realized and unrealized gain (loss)	1.61	1.07	0.63		(0.00	)(d)

Net increase from investment operations	1.88	1.29	0.85		0.00

Distributions(e)
From net investment income	(0.26)	(0.23)	(0.20)		—
From net realized gain	(0.21)	—	(0.00	)(d)	—

Total distributions	(0.47)	(0.23)	(0.20)		—

Net asset value, end of period	$13.12	$11.71	$10.65		$10.00

Total Return(f)
Based on net asset value	16.53%	12.21%	8.70%		0.00	%(g)

Ratios to Average Net Assets
Total expenses	1.01%	1.16%	2.09	%(h)	2.75	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.13%	0.13%	0.13%		0.13	%(i)(j)

Net investment income	2.20%	1.96%	2.17%		0.87	%(i)(j)

Supplemental Data
Net assets, end of period (000)	$13,590	$11,657	$10,550		$9,898

Portfolio turnover rate	35%	32%	25%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.09%.
(i)	Annualized.
(j)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.99%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl Index Fund

	Institutional

	Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
	2019	2018	2017

Net asset value, beginning of period	$12.16	$11.94	$10.25		$10.00

Net investment income(b)	0.31	0.36	0.30		0.01
Net realized and unrealized gain (loss)	(1.24)	0.58	1.66		0.24

Net increase (decrease) from investment operations	(0.93)	0.94	1.96		0.25

Distributions(c)
From net investment income	(0.30)	(0.57)	(0.26)		—
From net realized gain	(0.67)	(0.15)	(0.01)		—

Total distributions	(0.97)	(0.72)	(0.27)		—

Net asset value, end of period	$10.26	$12.16	$11.94		$10.25

Total Return(d)
Based on net asset value	(7.23)%	7.97%	19.32%		2.50	%(e)

Ratios to Average Net Assets
Total expenses	2.18%	1.58%	2.34	%(f)	4.20	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.35%	0.35%	0.39%		0.45	%(g)

Net investment income	2.80%	2.89%	2.72%		1.39	%(g)

Supplemental Data
Net assets, end of period (000)	$453	$533	$145		$103

Portfolio turnover rate	41%	50%	44%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.34%.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.62%.

See notes to financial statements.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl Index Fund (continued)

	Class K

	Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
	2019	2018	2017

Net asset value, beginning of period	$12.16	$11.94	$10.25		$10.00

Net investment income(b)	0.33	0.32	0.27		0.01
Net realized and unrealized gain (loss)	(1.25)	0.62	1.69		0.24

Net increase (decrease) from investment operations	(0.92)	0.94	1.96		0.25

Distributions(c)
From net investment income	(0.31)	(0.57)	(0.26)		—
From net realized gain	(0.67)	(0.15)	(0.01)		—

Total distributions	(0.98)	(0.72)	(0.27)		—

Net asset value, end of period	$10.26	$12.16	$11.94		$10.25

Total Return(d)
Based on net asset value	(7.18)%	8.01%	19.37%		2.50	%(e)

Ratios to Average Net Assets
Total expenses	2.14%	1.50%	2.39	%(f)	4.13	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.30%	0.30%	0.36%		0.40	%(g)

Net investment income	3.10%	2.58%	2.52%		1.44	%(g)

Supplemental Data
Net assets, end of period (000)	$10,190	$12,077	$11,834		$10,152

Portfolio turnover rate	41%	50%	44%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.39%.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.55%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA Index Fund

	Institutional

	Year Ended July 31,					Period from 07/13/16 (a) to 07/31/16
	2019		2018	2017

Net asset value, beginning of period	$12.75		$11.76	$10.12		$10.00

Net investment income(b)	0.21		0.18	0.21		0.00	(c)
Net realized and unrealized gain (loss)	(0.23)		1.51	1.63		0.12

Net increase (decrease) from investment operations	(0.02)		1.69	1.84		0.12

Distributions(d)
From net investment income	(0.35)		(0.23)	(0.20)		—
From net realized gain	(0.33)		(0.47)	(0.00	)(e)	—

Total distributions	(0.68)		(0.70)	(0.20)		—

Net asset value, end of period	$12.05		$12.75	$11.76		$10.12

Total Return(f)
Based on net asset value	0.36%		14.67%	18.35%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	1.54	%(h)	1.42%	2.21	%(i)	2.54	%(h)(j)(k)

Total expenses after fees waived and/or reimbursed	0.25	%(h)	0.25%	0.30%		0.35	%(h)(j)

Net investment income	1.80	%(h)	1.48%	1.89%		0.29	%(h)(j)

Supplemental Data
Net assets, end of year (000)	$1,065		$906	$194		$101

Portfolio turnover rate	52%		52%	43%		—	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds is as follows:

	Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
	2019	2018	2017
Investments in underlying funds	0.01%	—%	—%	0.02%

(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.21%.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.73%.
(l)	Amount is less than 0.50%.

See notes to financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA Index Fund (continued)

	Class K

	Year Ended July 31,					Period from 07/13/16 (a) to 07/31/16
	2019		2018	2017

Net asset value, beginning of period	$12.75		$11.76	$10.12		$10.00

Net investment income(b)	0.22		0.22	0.21		0.00	(c)
Net realized and unrealized gain (loss)	(0.24)		1.47	1.63		0.12

Net increase (decrease) from investment operations	(0.02)		1.69	1.84		0.12

Distributions(d)
From net investment income	(0.35)		(0.23)	(0.20)		—
From net realized gain	(0.33)		(0.47)	(0.00	)(e)	—

Total distributions	(0.68)		(0.70)	(0.20)		—

Net asset value, end of period	$12.05		$12.75	$11.76		$10.12

Total Return(f)
Based on net asset value	0.41%		14.71%	18.40%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	1.47	%(h)	1.35%	2.17	%(i)	2.47	%(h)(j)(k)

Total expenses after fees waived and/or reimbursed	0.20	%(h)	0.20%	0.26%		0.30	%(h)(j)

Net investment income	1.87	%(h)	1.75%	1.98%		0.34	%(h)(j)

Supplemental Data
Net assets, end of year (000)	$12,503		$12,681	$11,639		$10,015

Portfolio turnover rate	52%		52%	43%		—	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds is as follows:

	Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
	2019	2018	2017
Investments in underlying funds	0.01%	—%	—%	0.02%

(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.17%.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.67%.
(l)	Amount is less than 0.50%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares Edge MSCI Min Vol EAFE Index Fund	Min Vol EAFE	Diversified
iShares Edge MSCI Min Vol USA Index Fund	Min Vol USA	Diversified
iShares Edge MSCI Multifactor Intl Index Fund	MF International	Diversified	*
iShares Edge MSCI Multifactor USA Index Fund	MF USA	Diversified	*

*	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company. N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Min Vol EAFE

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc	$601,198	$(601,198)	$—

Min Vol USA

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Credit Suisse Securities LLC.	$11,312	$(11,312)	$—
Virtu Americas, LLC.	142,611	(142,611)	—

	$153,923	$(153,923)	$—

MF International

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc	$5,781	$(5,781)	$—
Credit Suisse Securities LLC.	26,833	(26,833)	—

	$32,614	$(32,614)	$—

MF USA

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Morgan Stanley & Co. LLC	$36,986	$(36,986)	$—

(a)

Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above. Cash collateral has been received in connection with securities lending agreements as follows:

Min Vol EAFE	Min Vol USA	MF International	MF USA
$638,054	$156,389	$35,433	$38,803

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
Min Vol EAFE	0.08%
Min Vol USA	0.04
MF International	0.30
MF USA	0.20

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of each Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Class K	Total
Min Vol EAFE	$1,276	$259	$1,535
Min Vol USA	3,470	49	3,519
MF International	384	39	423
MF USA	668	22	690

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Class K	Total
Min Vol EAFE	$12	$194	$206
Min Vol USA	76	22	98
MF International	98	19	117
MF USA	27	6	33

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amounts waived were as follows:

Amount Waived
Min Vol EAFE	$129
Min Vol USA	81
MF International	7
MF USA	35

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Amount Waived
Min Vol EAFE	$—
Min Vol USA	50
MF International	—
MF USA	212

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Class K
Min Vol EAFE	0.23%	0.18%
Min Vol USA	0.18	0.13
MF International	0.35	0.30
MF USA	0.25	0.20

The Manager has agreed not to reduce or discontinue this contractual expense limitation through November 30, 2019, unless approved by the Board, including a majority of Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended July 31, 2019, the amounts included in fees waived and/or reimbursed by the Manager were as follows:

Fees Waived and/or Reimbursed by the Manager
Min Vol EAFE	$97,352
Min Vol USA	159,424
MF International	201,789
MF USA	164,201

For the year ended July 31, 2019, transfer agent fees — class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Class K	Total
Min Vol EAFE	$227	$258	$485
Min Vol USA	420	49	469
MF International	216	38	254
MF USA	195	22	217

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amounts reimbursed for the Funds were as follows:

Amounts Reimbursed
Min Vol EAFE	$884
Min Vol USA	853
MF International	802
MF USA	802

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and
(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended July 31, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Min Vol EAFE
Institutional	$28

As of July 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2020	2021
Min Vol EAFE
Fund Level	$62,717	$97,352
Institutional	389	227
Class K	549	258
Min Vol USA
Fund Level	$120,660	$159,424
Institutional	560	420
Class K	30	49
MF International
Fund Level	$150,919	$201,789
Institutional	222	216
Class K	27	38
MF USA
Fund Level	$144,337	$164,201
Institutional	90	195
Class K	33	22

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2019:

Min Vol EAFE
Fund Level	$180,765
Institutional	—
Class K	549
Min Vol USA
Fund Level	196,454
Institutional	49
Class K	549
MF International
Fund Level	218,142
Institutional	15
Class K	549
MF USA
Fund Level	207,947
Institutional	30
Class K	549

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of Min Vol USA and MF USA retains 73.5% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Pursuant to the current securities lending agreement, each of Min Vol EAFE and MF International retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each of Min Vol USA and MF USA, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each of Min Vol EAFE and MF International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each of Min Vol USA and MF USA retained 71.5% of securities lending income (which excluded collateral investment fees) and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Liquidity Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 75% of securities lending income (which excluded collateral investment fees), and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each of Min Vol EAFE and MF International retained 80% of securities lending income (which excluded collateral investment fees) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Liquidity Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2019, each Fund paid BTC the following amounts for securities lending agent services:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
BTC	$1,655	$469	$13	$68

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
Purchases	$39,762,446	$14,904,348	$4,509,857	$7,201,641
Sales	34,197,418	6,473,219	5,550,817	6,772,262

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
Ordinary income
07/31/19	$5,656,503	$405,844	$453,011	$493,421
07/31/18	4,596,633	241,503	718,659	692,891
Long-term capital gains
07/31/19	990,726	315,552	543,012	239,797
07/31/18	16,166	—	13,047	22,924

Total
07/31/19	$6,647,229	$721,396	$996,023	$733,218

07/31/18	$4,612,799	$241,503	$731,706	$715,815

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Min Vol EAFE	Min Vol USA	MF Intl	MF USA
Undistributed ordinary income	$1,312,658	$45,840	$37,393	$8,423
Undistributed long-term capital gains	—	84,645	—	154,896
Non-expiring Capital loss carryforwards(a)	—	—	(12,540)	—
Net unrealized gains(b)	9,340,878	3,897,027	381,978	1,899,061
Qualified late-year losses(c)	(553,082)	—	(206,781)	—

	$10,100,454	$4,027,512	$200,050	$2,062,380

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the characterization of corporate actions.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Min Vol EAFE	Min Vol USA	MF Intl	MF USA
Tax cost	$142,990,127	$19,508,547	$10,154,869	$11,716,128

Gross unrealized appreciation	$17,896,627	$4,124,922	$1,155,312	$2,345,976
Gross unrealized depreciation	(8,540,729)	(227,894)	(770,760)	(446,915)

Net unrealized appreciation	$9,355,898	$3,897,028	$384,552	$1,899,061

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2019, the Funds did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, MF USA invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, MF USA’s investments had the following industry classifications:

Industry	Percentage of Net Assets
Information Technology . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25%
Health Care . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12
Industrials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11
Consumer Discretionary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10
Financials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9
Utilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	8
Real Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7
Energy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6
Communication Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5
Others(a)	7

(a)	All other industries held were less than 5% of net assets.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
Min Vol EAFE	Shares	Amount	Shares	Amount
Institutional
Shares sold	498,766	$5,255,757	41,626	$451,065
Shares issued in reinvestment of distributions	10,158	107,266	1,303	14,075
Shares redeemed	(23,028)	(240,097)	(3,542)	(38,524)

Net increase	485,896	$5,122,926	39,387	$426,616

Class K
Shares sold	1,221,101	$12,759,984	2,390,610	$25,990,382
Shares issued in reinvestment of distributions	592,086	6,065,586	393,068	4,244,956
Shares redeemed	(1,568,649)	(16,297,168)	(716,325)	(7,786,020)

Net increase	244,538	$2,528,402	2,067,353	$22,449,318

Total Net Increase	730,434	$7,651,328	2,106,740	$22,875,934

Min Vol USA	Shares	Amount	Shares	Amount
Institutional
Shares sold	807,589	$9,718,921	21,422	$237,943
Shares issued in reinvestment of distributions	20,659	245,380	1,029	11,497
Shares redeemed	(161,745)	(1,940,634)	(25,504)	(282,438)

Net Increase (decrease)	666,503	$8,023,667	(3,053)	$(32,998)

Class K
Shares sold	43,990	$540,167	14,941	$161,592
Shares issued in reinvestment of distributions	749	9,198	197	2,189
Shares redeemed	(4,766)	(56,386)	(10,205)	(116,479)

Net increase	39,973	$492,979	4,933	$47,302

Total Net Increase	706,476	$8,516,646	1,880	$14,304

MF International	Shares	Amount	Shares	Amount
Institutional
Shares sold	37,839	$395,954	32,428	$405,759
Shares issued in reinvestment of distributions	1,217	12,345	648	7,795
Shares redeemed	(38,738)	(413,607)	(1,398)	(17,456)

Net increase (decrease)	318	$(5,308)	31,678	$396,098

Class K
Shares sold	103	$1,107	11,747	$148,208
Shares issued in reinvestment of distributions	301	3,022	105	1,266
Shares redeemed	(8)	(89)	(10,236)	(123,248)

Net increase	396	$4,040	1,616	$26,226

Total Net Increase (decrease)	714	$(1,268)	33,294	$422,324

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

	Year Ended 07/31/19		Year Ended 07/31/18
MF USA	Shares	Amount	Shares	Amount
Institutional
Shares sold	17,706	$210,492	56,317	$708,681
Shares issued in reinvestment of distributions	3,950	43,869	652	8,083
Shares redeemed	(4,269)	(49,330)	(2,435)	(30,816)

Net increase	17,387	$205,031	54,534	$685,948

Class K
Shares sold	64,873	$753,713	4,676	$57,977
Shares issued in reinvestment of distributions	890	10,182	140	1,730
Shares redeemed	(22,785)	(269,005)	(95)	(1,171)

Net increase	42,978	$494,890	4,721	$58,536

Total Net Increase	60,365	$699,921	59,255	$744,484

As of July 31, 2019, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Class K
Min Vol EAFE	10,000	990,000
Min Vol USA	10,000	990,000
MF International	10,000	990,000
MF USA	10,000	990,000

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Min Vol EAFE	Institutional	$16,668	$907
	Class K	4,266,356	328,868
Min Vol USA	Institutional	13,730	—
	Class K	227,773	—
MF International	Institutional	12,972	2,000
	Class K	569,031	147,703
MF USA	Institutional	6,853	8,244
	Class K	232,148	468,570

Undistributed (distributions in excess of) net investment income as of July 31, 2018, was as follows:

Undistributed (Distributions in Excess of) Net Investment Income
Min Vol EAFE	$47,107
Min Vol USA	15,403
MF International	(84,360)
MF USA	7,549

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of

iShares Edge MSCI Min Vol EAFE Index Fund, iShares Edge MSCI Min Vol USA Index Fund, iShares Edge MSCI Multifactor Intl Index Fund and iShares Edge MSCI Multifactor USA Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Edge MSCI Min Vol EAFE Index Fund, iShares Edge MSCI Min Vol USA Index Fund, iShares Edge MSCI Multifactor Intl Index Fund and iShares Edge MSCI Multifactor USA Index Fund (four of the funds constituting BlackRock FundsSM, hereafter collectively referred to as the “Funds”) as of July 31, 2019, the related statements of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 24, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During fiscal year ended July 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	Min Vol EAFE		Min Vol USA	MF Intl		MF USA
Qualified Dividend Income for Individuals(a)	10/12/18	60.26	%(b)	85.49%	67.33	%(b)	53.75%
	12/17/18	68.67	(b)	82.26	83.94	(b)	81.84
	01/03/19	—		—	—		97.37
	04/12/19	63.66	(b)	79.31	85.90	(b)	100
	07/20/19	63.66	(b)	79.31	85.90	(b)	100
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	Quarterly	—		76.23	—		92.27
Qualified Business Income(a)	04/12/19	—		12.97	—		—
	07/20/19	—		12.97	—		—
Foreign Source Income	Quarterly	80.89	(b)	—	90.71	(b)	—
Foreign Taxes Paid Per Share(c)	10/12/18	$0.005294		—	$0.005544		—
	12/17/18	0.004184		—	0.000518		—
	04/12/19	0.004416		—	0.008055		—
	07/20/19	0.009496		—	0.014127		—
Qualified Short-Term Capital Gains for Non-U.S. Residents(d)	12/17/18	53.59%		0.33	95.74%		62.45
20% Long-Term Capital Gains Paid Per Share	12/17/18	$0.071891		$0.207172	$0.535457		$0.223881

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(c)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(d)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of iShares Edge MSCI Min Vol EAFE Index Fund (“Min Vol EAFE Index Fund”), iShares Edge MSCI Min Vol USA Index Fund (“Min Vol USA Index Fund”), iShares Edge MSCI Multifactor Intl Index Fund (“Multifactor Intl Index Fund”) and iShares Edge MSCI Multifactor USA Index Fund (“Multifactor USA Index Fund”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to each of the Funds (the “Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the past two one-year periods reported, the net performance of each of Min Vol USA Index Fund, Multifactor Intl Index Fund and Multifactor USA Index Fund was within the tolerance range of its benchmark for each of the periods.

The Board noted that for the past two one-year periods reported, Min Vol EAFE Index Fund’s net performance was within the tolerance range of its benchmark for one of the two periods. The Board and BlackRock reviewed the Fund’s out of tolerance performance over the applicable periods.

The Board noted that BlackRock believes that net performance relative to the pertinent benchmark is an appropriate performance metric for each Fund, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	59

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Min Vol USA Index Fund’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio ranked first out of four funds and in the first quartile, respectively, relative to the Fund’s Expense Peers.

The Board noted that Min Vol EAFE Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that Multifactor USA Index Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that Multifactor Intl Index Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers.

The Board also noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	61

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	38 RICs consisting of 182 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	38 RICs consisting of 182 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	38 RICs consisting of 182 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	38 RICs consisting of 182 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	38 RICs consisting of 182 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	38 RICs consisting of 182 Portfolios	None

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	38 RICs consisting of 182 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	38 RICs consisting of 182 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	38 RICs consisting of 182 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	38 RICs consisting of 182 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	38 RICs consisting of 182 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	38 RICs consisting of 182 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	38 RICs consisting of 182 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a board member of the BlackRock Credit Strategies Fund.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 537-4942.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	65

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 537-4942.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 537-4942; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 537-4942 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	67

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MFMV-7/19-AR

Item 2 –

Code of Ethics -- The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Advantage Emerging Markets Fund	$49,200	$50,000	$0	$9,000	$0	$0	$0	$0
BlackRock Global Long/Short Equity Fund	$64,000	$64,000	$0	$0	$0	$0	$0	$0
iShares Edge MSCI Min Vol EAFE Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0
iShares Edge MSCI Min Vol USA Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0
iShares Edge MSCI Multifactor Intl Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0

iShares Edge MSCI Multifactor USA Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0
iShares Russell Mid-Cap Index	$22,000	$22,000	$0	$0	$0	$0	$0	$0
iShares Russell Small/Mid-Cap Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0
iShares Total U.S. Stock Market Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee

Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) ) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Emerging Markets Fund	$0	$9,000
BlackRock Global Long/Short Equity Fund	$0	$0
iShares Edge MSCI Multifactor Intl Index	$0	$0
iShares Edge MSCI Multifactor USA Index Fund	$0	$0
iShares Edge MSCI Min Vol EAFE Index Fund	$0	$0
iShares Edge MSCI Min Vol USA Index Fund	$0	$0
iShares Russell Mid-Cap Index Fund	$0	$0
iShares Russell Small/Mid-Cap Index Fund	$0	$0
iShares Total U.S. Stock Market Index	$0	$0

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	October 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	October 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date:	October 4, 2019